ACCESSOR FUNDS, INC. -- ADVISOR CLASS SHARES
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                                   PROSPECTUS

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[LOGO] ACCESSOR               |                    April 30, 2007

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     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

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                               TABLE OF CONTENTS
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THE FUNDS
Growth Fund Details and Performance........................................4
Value Fund Details and Performance.........................................6
Small to Mid Cap Fund Details and Performance..............................8
International Equity Fund Details and Performance.........................10
High Yield Bond Fund Details and Performance..............................12
Intermediate Fixed-Income Fund Details and Performance....................14
Short-Intermediate Fixed-Income Fund Details and Performance..............16
Mortgage Securities Fund Details and Performance..........................18
U.S. Government Money Fund Details and Performance........................20
Income Allocation Fund Details and Performance............................22
Income & Growth Allocation Fund Details and Performance...................24
Balanced Allocation Fund Details and Performance..........................27
Growth & Income Allocation Fund Details and Performance...................30
Growth Allocation Fund Details and Performance............................33
Aggressive Growth Allocation Fund Details and Performance.................36
Fund Expenses.............................................................38
Securities and Risks......................................................40
Management, Organization and Capital Structure............................47


SHAREHOLDER INFORMATION
Purchasing Fund Shares....................................................55
Exchanging Fund Shares....................................................59
Redeeming Fund Shares.....................................................59
Dividends and Distributions...............................................61
Valuation of Securities...................................................61
Taxation..................................................................63
Service & Distribution Arrangements.......................................64
Privacy Policy............................................................64
Financial Highlights......................................................65

APPENDIX A
Description of Fund Indices...............................................80


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                               THE ACCESSOR FUNDS
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o A family of 16 mutual funds. This Prospectus describes the Advisor Class Shares of 15 of the Funds, each with four classes of shares, and one with five classes of shares, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:


UNDERLYING EQUITY FUNDS:                UNDERLYING Fixed-Income FUNDS:
    Growth Fund                             High Yield Bond Fund
    Value Fund                              Intermediate Fixed-Income Fund
    Small to Mid Cap Fund                   Short-Intermediate Fixed-Income
    International Equity Fund               Fund
                                            Mortgage Securities Fund
                                            U.S. Government Money Fund

ALLOCATION FUNDS:                       ALLOCATION FUNDS:
    Income Allocation Fund                  Growth & Income Allocation Fund
    Income & Growth Allocation Fund         Growth Allocation Fund
    Balanced Allocation Fund                Aggressive Growth Allocation
Fund

For information about the other classes and Funds of Accessor Funds, please request the current Accessor Funds Prospectuses.


o    A variety of equity, fixed-income and balanced mutual funds.


o When used together, designed to help investors realize the benefits of asset allocation and diversification.

o    Managed and  administered  by Accessor  Capital  Management LP ("Accessor
Capital").

o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).


Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range, and each invests in a combination of the Advisor Class Shares of the Underlying Funds, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described in this Prospectus. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds seek to offer additional diversification through a single investment.


Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 43.


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DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                     * * *

DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.
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                                   accessor 3

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[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
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INVESTMENT OBJECTIVE  The Growth Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants. The Fund invests primarily in stocks of companies that Enhanced Investment Technologies, LLC ("INTECH"), the Fund's Money Manager, selects for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/Citigroup Growth Index. See Appendix A for additional information about the index. INTECH employs a disciplined, mathematical investment strategy designed to seek returns in excess of the target benchmark, while reducing the risk of significant under performance.
                                           |------------------------------------
The  underlying  premise of the strategy   |MARKET  CAPITALIZATION:  The Growth
is to build portfolios of companies in a   |Fund generally invests in companies
more potentially  efficient  combination   |with market  capitalizations within
than the benchmark.  Such strategy seeks   |the    range    of    the    market
to  produce  returns  in  excess  of the   |capitalizations  of  the  companies
benchmark.  The underlying assumption of   |included  in the S&P 500 Index.  As
INTECH's   investment  process  is  that   |of  March  31,  2007,   the  market
large cap markets are  efficient  in the   |capitalization of the S&P 500 Index
sense  that stock  prices  tend to reach   |ranged  from $1.5  billion  for the
equilibrium  fairly  quickly.   INTECH's   |smallest  company to $429.5 billion
process  searches  for stocks  with high   |for the largest company.
relative  volatility and low correlation   |------------------------------------
to build portfolios whose total return will exceed the return of the component stocks.


The Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its objective by identifying stocks with higher average volatility than the Growth Fund's benchmark index and combining those stocks in a manner that INTECH believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH's mathematical investment process seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant under performance relative to the benchmark index. The proprietary mathematical process used by INTECH may not achieve desired results.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Growth Stocks. Growth stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



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AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
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                                   accessor 4

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o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


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                   GROWTH FUND ANNUAL RETURNS  ADVISOR CLASS
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[GRAPHIC]                                                       YEAR-TO-DATE
                                                                   -0.47%
                                                                AS OF 3/31/07
AS OF 12/31 EACH YEAR                                           --------------
                                                                BEST QUARTER
33.24 46.65 25.87 23.58 15.30 24.26 21.90 11.52  6.44  6.56        27.65%
------------------------------------------------------------    4TH QTR 1998
97     98    99     00   01     02    03   04     05    06      ---------------
                                                                WORST QUARTER
                                                                   -18.74%
                                                                1ST QTR 2001
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                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
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FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS          10 YEARS
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Fund returns before taxes                                               6.56%           3.15%           6.40%
Fund returns after taxes on distributions                               6.47            3.02            5.15
Fund returns after taxes on distributions & sale of Fund shares         4.26            2.62            4.81
S&P 500/Citigroup Growth Index /1                                      11.01%           3.31%           7.15%




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

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After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.










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(1) THE S&P 500 INDEX ("S&P 500") IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/CITIGROUP GROWTH INDEX (FORMERLY THE S&P 500/BARRA GROWTH INDEX) IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
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                                   accessor 5

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[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
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INVESTMENT OBJECTIVE  The Value Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund   |------------------------------------
seeks  to  achieve  its   objective   by   |MARKET  CAPITALIZATION:  The  Value
investing   principally  in  common  and   |Fund generally invests in companies
preferred      stocks,       convertible   |with market  capitalizations within
securities,  and rights and  warrants of   |the    range    of    the    market
companies     whose    stocks     appear   |capitalizations  of  the  companies
attractively  valued  relative  to  their  |included  in the S&P 500 Index.  As
peers,  in addition to having  favorable   |of  March  31,  2007,   the  market
earnings,      quality     and     price   |capitalization of the S&P 500 Index
characteristics.   The  Fund   seeks  to   |ranged  from $1.5  billion  for the
invest  primarily in stocks of companies   |smallest  company to $429.5 billion
that    Acadian     Asset     Management   |for the largest company.
("Acadian"),  the Fund's Money  Manager,   ------------------------------------
believes are undervalued. Acadian attempts to exceed the performance of the Fund's benchmark, the S&P 500/Citigroup Value Index. See Appendix A for additional information about the Index. The Fund may also engage in various portfolio strategies (for example, futures) to reduce certain risks of its investments and to enhance income, but not for speculation.

Acadian uses stock factors in an effort to predict how well each stock in its 5,500-stock U.S. universe will perform relative to its peer group. Acadian also applies separate models to forecast sector-level returns, in an effort to predict how well the stock's sector will perform relative to other sectors in the U.S., and then add that forecast to each stock's forecast. At the individual stock level, Acadian uses a wide range of quantitative factors, including valuation, earnings, quality metrics, price movements and size. At the sector level, they utilize valuation, risk, growth and economic movements. Acadian combines and weights the values of all the factors, utilizing a proprietary methodology to determine a return forecast for each stock. The end result is a ranking of the entire 5,500-stock universe from most attractive to least attractive. The firm then uses a sophisticated portfolio optimization system to trade off the expected return of the stocks with such considerations as the Fund's benchmark index, targeted level of risk, transaction cost estimates and other requirements. Sector weights fall out of the bottom-up stock selection process, with overall portfolio risk control ensuring an appropriate level of diversification. A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive holding. The replacement stock's expected return must be enough to more than cover the transaction costs of selling the current holding and buying the new opportunity.



PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common Stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.



o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Value Stocks. Although the Fund invests in securities that the Money Manager believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. In addition, the markets may favor growth stocks over stocks that are undervalued.



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AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
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                                   accessor 6

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PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2007. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



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                    VALUE FUND ANNUAL RETURNS  ADVISOR CLASS
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[GRAPH]
                                                                YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                              0.80%
                                                                As of 3/31/07
                                                               ----------------
32.94 12.89 6.87 2.38 9.48 23.01 30.50 14.67  6.09   16.42       BEST QUARTER
----------------------------------------------------------           18.96%
   97    98   99   00    01     02    03    04   05    06       4TH QTR 1998
                                                                ---------------
                                                                WORST QUARTER
                                                                    -17.76%
                                                                3RD QTR 2002
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                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
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FOR THE PERIODS ENDED 12/31/05                                          1 YEAR         5 YEARS         10 YEARS
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Fund returns before taxes                                              16.42%           7.31%           7.78%
Fund returns after taxes on distributions                              15.84            6.85            6.04
Fund returns after taxes on distributions & sale of Fund shares        10.65            6.02            5.66
S&P 500/Citigroup Value Index /1/                                      20.80%           9.06%           9.28%


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)




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After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.












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(1) THE S&P 500/CITIGROUP VALUE INDEX (FORMERLY THE S&P 500/BARRA VALUE INDEX) IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


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                                   accessor 7

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[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
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INVESTMENT OBJECTIVE  The Small to Mid Cap Fund seeks capital growth.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index. See Appendix A for additional information about the index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections
may   be   based   on   fundamental
economic,  market and other factors     |------------------------------------
which  may  lead  to  variation  by     |SPECIAL   NOTE:   As  of   March  31,
economic sectors, industry or other     |2007,  the market  capitalization of
criteria  appropriate  to meet  the     |the    Dow   Jones    Wilshire   4500
Fund's objective. The Fund may also     |Completion  Index  ranged  from under
engage   in    various    portfolio     |$1 million  for the smallest company
strategies (for example, options or     |to $112.5  billion   for  the largest
futures) to reduce certain risks of     |company.  The weighted average market
its  investments  and  may  thereby     |value of the Index was $9.9 billion,
enhance   income,   but   not   for     |which may vary from month to month.
speculation.   The  Fund  may  also     |------------------------------------
invest   in   futures    for   cash
management purposes to meet shareholder redemptions while maintaining exposure to the market.

SSgA Funds Management, Inc. ("SSgA FM"), the Fund's Money Manager, uses a multifactor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA FM's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager will seek to meet the Fund's investment objective by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.




o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.




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AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
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                                   accessor 8

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PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

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              SMALL TO MID CAP FUND ANNUAL RETURNS  ADVISOR CLASS
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[GRAPH]                                                         YEAR-TO-DATE
                                                                   3.99%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/07
                                                                --------------
                                                                BEST QUARTER
36.14 15.98 27.26 18.22 14.13 14.70 43.91 18.86 12.98  13.75        24.23%
-----------------------------------------------------------      3RD QTR 1998
97     98    99     00     01     02    03    04    05    06    ----------------
                                                                WORST QUARTER
                                                                    -19.66%
                                                                  3RD QTR 2001

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                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
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FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               13.75%          13.40%          10.22%
Fund returns after taxes on distributions                               13.73%          13.38%           8.42%
Fund returns after taxes on distributions & sale of Fund shares          8.94%          11.75%           7.79%
Dow Jones Wilshire 4500 Completion Index (FLOAT ADJUSTED) /1            15.28%          12.11%           9.61%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)




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After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.








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(1) THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT-ADJUSTED) IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE
     INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.


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                                   accessor 9

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[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
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INVESTMENT OBJECTIVE  The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to diversity its investments among at least 10 different countries throughout the world. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.


Pictet Asset Management Limited ("Pictet") (formerly Pictet International Management Limited) serves as the Fund's Money Manager. As the Fund's Money Manager, Pictet will seek to meet the Fund's investment objective by investing primarily in stocks based on valuation and timing, not as proxies for country or sector exposure. Pictet does not invest in a purely growth style or a purely value style but rather draws upon internal resources to assess industry dynamics, business franchise/management strategy, financial strength, and valuation. The Fund will maintain an average market capitalization similar to the average market capitalization of the MSCI EAFE + EM NDTR_D Index. See Appendix A for additional information about the index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.





o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



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AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
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                                  accessor 10

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o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on October 1, 2005. The chart and table reflect results achieved by the previous Money Managers prior to that date.

--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


[GRAPH]                                                           YEAR-TO-DATE
                                                                     5.87%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/07
                                                                  -------------
10.96 16.07 48.93 24.55 24.82 14.83 34.30 17.76  14.33   33.13    BEST QUARTER
---------------------------------------------------------------       30.20%
 97    98    99     00   01    02    03     04    05     06        4TH QTR 1999
                                                                  -------------
                                                                  WORST QUARTER
                                                                     -20.83%
                                                                   3RD QTR 2002
                                                                  -------------

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS         10 YEARS


Fund returns before taxes                                              33.13%           15.44%          8.35%
Fund returns after taxes on distributions                              32.91%           15.36%          7.20%
Fund returns after taxes on distributions & sale of Fund shares        21.53%           13.55%          6.61%
MSCI EAFE + EM GTDR_D Index /1                                         27.76%           16.68%          8.40%
MSCI EAFE + EM NTDR_D /2                                               27.25%           16.24%          N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.


















--------------------------------------------------------------------------------

(1) THE MSCI EAFE + EM GDTR_D INDEX (FORMERLY THE MSCI EAFE + EMF INDEX) IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE. "GDTR" INDICATES THAT THIS SERIES APPROXIMATES THE MAXIMUM POSSIBLE DIVIDEND REINVESTMENT. THE AMOUNT REINVESTED IS THE DIVIDEND DISTRIBUTED TO INDIVIDUALS RESIDENT IN THE COUNTRY OF THE COMPANY, BUT DOES NOT INCLUDE TAX CREDITS.

(2) THE MSCI EAFE + EM NDTR_D INDEX IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA), INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE AND EMERGING MARKET COUNTRIES. "NDTR" INDICATES THAT THE DATA SERIES APPROXIMATES THE MINIMUM POSSIBLE DIVIDEND REINVESTMENT. THE DIVIDEND IS REINVESTED AFTER DEDUCTION OF WITHHOLDING TAX, APPLYING THE RATE APPLICABLE TO NON-RESIDENT INDIVIDUALS WHO DO NOT BENEFIT FROM DOUBLE TAXATION TREATIES. MSCI USES WITHHOLDING TAX RATES APPLICABLE TO LUXEMBOURG HOLDING COMPANIES. "D" INDICATES THAT THE U.S. DOLLAR IS USED AS THE BASE CURRENCY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE GDTR SERIES WITH THE NDTR_D SERIES. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE FORMER SERIES OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE NDTR_D SERIES IN THE FUTURE.

================================================================================
                                   accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high yield corporate bonds commonly referred to as "junk bonds." This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality
by the Money Manager. The Fund will        |-----------------------------------
normally invest in securities that,        |DURATION:  One of  the  fundamental
at the time of initial  investment,        |tools  used by  money  managers  in
are rated lower than BBB and higher        |security selection, is a measure of
than CC+ by S&P or rated lower than        |the  price  sensitivity  of a  debt
Baa3 and higher than Ca by Moody's.        |security  or a  portfolio  of  debt
The  Fund  will  normally  seek  an        |securities  to relative  changes in
aggregate  dollar-weighted  average        |interest  rates.  For  instance,  a
portfolio  duration  that  does not        |duration  of  "three"  means that a
vary  outside  of a band of plus or        |portfolio's  or  security's  price
minus 20% from  that of the  Fund's        |would be  expected  to  decrease by
benchmark,  the Merrill  Lynch U.S.        |approximately 3% with a 1% increase
High  Yield  Master II  Index.  See        |in  interest   rates   (assuming  a
Appendix    A    for     additional        |parallel shift in the yield curve).
information  about the  index.  The        |As of March 31,  2007,  the Merrill
Money   Manager   will  attempt  to        |Lynch U.S. High Yield Master II
exceed the total return performance        |Index   duration  was  5.70  years,
of  the  Merrill  Lynch  U.S.  High        |although the  duration  will likely
Yield Master II Index. The Fund may        |vary in the future.
also invest in dollar  denominated,        |----------------------------------
non-investment grade bonds of foreign issuers that, at the time of initial investment, are rated as lower than BBB and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.


Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.




o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 12

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.



PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                          YEAR-TO-DATE
                                                                    2.93%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/07
                                                                ---------------
                                                                 BEST QUARTER
5.19  1.42  24.24  9.49   2.20   10.82                               8.53%
-------------------------------------                            2ND QTR 2003
01    02    03     04    05       06                            --------------
                                                                 WORST QUARTER
                                                                     -3.74%
                                                                 3RD QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                            SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YR            5 YRS       INCEPTION*


Fund returns before taxes                                                       10.82%          9.34%        7.41%
Fund returns after taxes on distributions                                        7.93%          6.19%        4.14%
Fund returns after taxes on distributions & sale of Fund shares                  6.94%          6.07%        4.28%
Lehman Brothers U.S. Corporate High Yield Index/1                               11.85%          10.18%       N/A
Merrill Lynch U.S. High Yield Master II Index /2                                11.72%           9.85%       N/A




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *5/1/00 INCEPTION DATE


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.









--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


(2) THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX TRACKS THE PERFORMANCE OF BELOW-INVESTMENT GRADE U.S. DOLLAR-DENOMINATED CORPORATE BONDS ISSUED IN THE U.S. DOMESTIC MARKET. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX WITH THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE LEHMAN INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX IN THE FUTURE.



================================================================================
                                   accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in Fixed-Income securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and mortgage-backed and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that the Fund's
duration does not vary more or less        |------------------------------------
than  20% from  that of the  Fund's        |DURATION:  one of  the  fundamental
benchmark,   the  Lehman   Brothers        |tools  used by  money  managers  in
Government/Credit  Index (the "LBGC        |security selection, is a measure of
Index").   See   Appendix   A   for        |the  price  sensitivity  of a  debt
additional  information  about  the        |security  or a  portfolio  of  debt
index. The Fund invests principally        |securities  to relative  changes in
in  debt  securities   rated  A  or        |interest  rates.  For  instance, a
higher  by  S&P or  Moody's  at the        |duration  of  "three"  means that a
time  of  purchase.  The  Fund  may        |portfolio's  or  security's   price
invest up to 20% of its net  assets        |would be  expected  to  decrease by
in  securities  rated BBB by S&P or        |approximately 3% with a 1% increase
Baa by Moody's  and up to 6% of its        |in  interest   rates   (assuming  a
net assets in  securities  rated BB        |parallel shift in the yield curve).
by S&P  or Ba by  Moody's  or  debt        |As of  March  31,  2007,  the  LBGC
securities unrated but judged to be        |Index   duration  was  5.12  years,
of comparable  quality by the Money        |although the  duration  will likely
Manager.  The Fund may also  invest        |vary in the future.
in mortgage-backed  securities. The         -----------------------------------
Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

                                  accessor 14

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                         YEAR-TO-DATE
                                                                    0.99%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/07
                                                                --------------
8.62  8.38  3.58  10.17  8.00  11.70  4.93  3.88  3.69  3.73    BEST QUARTER
------------------------------------------------------------        5.24%
97    98     99    00     01     02    03    04    05    06     2ND QTR 2002
                                                                --------------
                                                                WORST QUARTER
                                                                    -3.09%%
                                                                2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/06                                          1 YEAR          5 YEARS         10 YEARS
Fund returns before taxes                                               3.73%           5.54%           5.87%
Fund returns after taxes on distributions                               1.17%           3.14%           3.43%
Fund returns after taxes on distributions & sale of Fund shares         2.38%           3.32%           3.53%
Lehman Brothers Government/Credit Index /1                              3.78%           5.17%           6.26%


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.





--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.

================================================================================
                                   accessor 15

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The    |-------------------------------------
Fund seeks to achieve its objective    |DURATION:  one of  the  fundamental
by  investing  at least  80% of its    |tools  used by  money  managers  in
assets in Fixed-Income  securities.    |security selection, is a measure of
This  policy  may  not  be  changed    |the  price  sensitivity  of a  debt
unless   Fund    shareholders   are    |security  or a  portfolio  of  debt
notified   at   least  60  days  in    |securities  to relative  changes in
advance of the proposed change. The    |interest  rates.  For  instance,  a
Fund primarily invests in corporate    |duration  of  "three"  means that a
bonds,  U.S.  Government  or agency    |portfolio's  or  security's   price
securities     and     asset-backed    |would be  expected  to  decrease by
securities  that are of  investment    |approximately 3% with a 1% increase
grade  quality or that are  unrated    |in  interest   rates   (assuming  a
but  judged  to  be  of  comparable    |parallel shift in the yield curve).
quality  or  higher  by  the  Money    |As of March 31, 2007,  the LBGC 1-5
Manager.  The  Fund  will  normally    |Index   duration  was  2.4  years,
seek  to  have  a   dollar-weighted    |although the  duration  will likely
average  portfolio  duration of not    |vary in the future.
less  than two  years nor more than     --------------------------------------
five years and normally  invests in
securities so that the Fund's duration does not vary more or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). See Appendix A for additional information about the index. The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 16

================================================================================
o Inflation Risk. Over time, the real value of your investment in a fund may be eroded by inflation.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



--------------------------------------------------------------------------------
                         SHORT-INTERMEDIATE FIXED-INCOME
                       FUND ANNUAL RETURNS ADVISOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                       YEAR-TO-DATE
                                                                  1.22%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/07
                                                              --------------
6.33 6.87 1.22 7.54 6.77 6.64 2.19 2.16  2.38   3.86          BEST QUARTER
----------------------------------------------------                4.16%
97   98   99   00   01   02   03   04   05       06           3RD QTR 2001
                                                              ---------------
                                                              WORST QUARTER
                                                                  -1.59%
                                                               2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------




FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS          10 YEARS
Fund returns before taxes                                               3.86%           3.43%           4.57%
Fund returns after taxes on distributions                               2.07%           1.89%           2.64%
Fund returns after taxes on distributions & sale of Fund shares         2.49%           2.01%           2.71%
Lehman Brothers Government/Corporate 1-5 Year Index    /1               4.22%           3.77%           5.34%




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.









--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.

================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities, including passthroughs and CMOs, CMBSs and asset-backed securities, rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). See Appendix A for additional information about the index. The Fund may utilize options on U.S. Government securities, interest rate swaps, interest rate futures contracts, and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);


                                            |-----------------------------------
o    rigorous  quantitative  analysis to    |DURATION:  one of  the  fundamental
security    valuation    (mathematically    |tools  used by  money  managers in
analyzing a security's value); and          |security selection, is a measure of
                                            |the  price  sensitivity  of a  debt
o    quality credit analysis  (analyzing    |security  or a  portfolio  of  debt
a security's credit quality).               |securities  to relative  changes in
                                            |interest  rates.  For  instance,  a
BlackRock's   Investment   Strategy         |duration  of  "three"  means that a
Committee  determines  the firm's  broad    |portfolio's  or  security's  price
investment strategy based on |would be expected to decrease by macroeconomics (for example, interest |approximately 3% with a 1% increase
rate trends) and market trends,  as well    |in  interest   rates  (assuming  a
as input from risk management and credit |parallel shift in the yield curve). committee professionals. Fund managers |As of March 31, 2007, the duration
then implement this strategy by |of the LBM Index was 3.58 years, selecting the sectors and securities |although the duration will likely
which offer the greatest  relative value    |vary in the future.
within investment guidelines. Investment ----------------------------------- selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Leverage Risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. Interest on borrowings may be greater than the Fund0's return on the underlying investment.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 18

================================================================================
o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                        YEAR-TO-DATE
                                                                   1.16%
AS OF 12/31 EACH YEAR                                          AS OF 3/31/07
                                                               -------------
9.53  6.43  1.19  11.11  7.68  7.90  2.34  3.87  1.96  3.92    BEST QUARTER
-------------------------------------------------------------       4.24%
97    98    99    00     01    02    03    04    05     06     3RD QTR 2001
                                                               -------------
                                                               WORST QUARTER
                                                                   -1.39%
                                                               2ND QTR 2004
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------




FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               3.92%           3.98%           5.54%
Fund returns after taxes on distributions                               2.00%           2.27%           3.41%
Fund returns after taxes on distributions & sale of Fund shares         2.51%           2.39%           3.42%
Lehman Brothers Mortgage-Backed Securities Index /1                     5.22%           4.85%           6.16%





(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.











(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities") or in repurchase agreements secured by such instruments. This non-fundamental investment policy may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund may be 100% invested in securities of the U.S. Government, its agencies or instrumentalities, it's return may be less than a Fund which can invest without limitation in all types of securities.


Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Repurchase Agreements. Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells the Fund a security at one price and agrees to repurchase that security at a higher price. If the seller becomes subject to a bankruptcy or other insolvency proceeding or fails to repurchase the security from the Fund, the Fund may incur losses including as a result of a possible decline in the value of the underlying security and lack of access to the income on the underlying security during the period while the Fund seeks to enforce its rights thereto.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 20

================================================================================



PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                      YEAR-TO-DATE
                                                                1.18%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/07
                                                             -------------
5.07 5.00 4.72 5.99 3.81 1.45 0.72 0.93 2.75   4.49           BEST QUARTER
--------------------------------------------------              1.53%
97   98   99   00   01   02   03   04   05     06             4TH QTR 2000
                                                             --------------
                                                             WORST QUARTER
                                                                0.15%
                                                             3RD QTR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               4.49%           2.06%           3.48%
Citigroup U.S. Domestic 3Month TBill Index /1                           4.76%           2.35%           3.67%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



The Fund's 7-day effective yield on 3/31/07 was 4.81%.






























(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


FOR  THE  FUND'S  CURRENT  YIELD,   CALL  TOLL  FREE  (800)  759-3504  OR  VISIT
WWW.ACCESSOR.COM
================================================================================
                                  accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Fixed-Income Underlying Funds and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 70% and 30%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1 3 year investment time horizon.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION             3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES     3/31/07  POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                              0.0%        0%-10%
    Growth                                0.0%         0-5%
    Value                                 0.0%         0-5%
    Small to Mid Cap                      0.0%         0-5%
    International Equity                  0.0%         0-5%



FIXED-INCOME FUNDS                        70.0%        50%-95%      [PIE CHART]
    High Yield Bond                       10.5%         5-20%
    Intermediate Fixed-Income              0.0%         0-20%
    Short-Intermediate Fixed-Income       55.0%        20-60%
    Mortgage Securities                    4.5%         5-30%
MONEY MARKET FUNDS                        30.0%        5%-40%
    U.S. Government Money*                30.0%         5-40%



--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.


The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 22

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                      YEAR-TO-DATE
                                                                 1.38%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/07
                                                             ---------------
5.95 5.68 4.68 2.83  2.38  4.32                                BEST QUARTER
-------------------------------                                  3.14%
01   02   03   04   05     06                                 1ST QTR 2001
                                                             ---------------
                                                             WORST QUARTER
                                                                -0.99%
                                                             2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                                                           SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR    5 YEARS       INCEPTION*
----------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       4.32%     3.97%         4.30%
Fund returns after taxes on distributions                                       2.54%     2.42%         2.65%
Fund returns after taxes on distributions & sale of Fund shares                 2.78%     2.47%         2.68%
Lehman Brothers Aggregate Bond Index /1                                         4.33%     5.06%         N/A%





(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE



After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

















--------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                  accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.



PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 35.2%, 46.4% and 18.4%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 35 year investment time horizon.

-------------------------------------------------------------------------------
                                           ASSET ALLOCATION             3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES    3/31/07  POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                            35.2%       20%-40%
    Growth                              10.9%         5-15%
    Value                                9.0%         5-15%
    Small to Mid Cap                     5.0%         2-12%
    International Equity                10.3%         0-15%

FIXED-INCOME FUNDS                      46.4%       30%-75%         [PIE CHART]
    High Yield Bond                      8.4%         5-20%
    Intermediate Fixed-Income            0.0%         0-20%
    Short-Intermediate Fixed-Income     33.0%        15-40%
    Mortgage Securities                  5.0%         0-20%

MONEY MARKET FUNDS                      18.4%        5%-25%
    U.S. Government Money*              18.4%         5-25%


--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------




















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 24

================================================================================


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.


o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.





                                   accessor 25

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS  ADVISOR CLASS






[GRAPH]                                                  YEAR-TO-DATE
                                                             1.62%
AS OF 12/31 EACH YEAR                                    AS OF 3/31/07
                                                         --------------
 0.57 2.45 13.56 6.45 4.29   8.33                        BEST QUARTER
---------------------------------                             6.97%
  01    02    03   04  05      06                        2ND QTR 2003
                                                         --------------
                                                         WORST QUARTER
                                                             -4.57 %
                                                         3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*


Fund returns before taxes                                                       8.33%           5.91%           4.79%
Fund returns after taxes on distributions                                       6.97%           4.71%           3.54%
Fund returns after taxes on distributions & sale of Fund shares                 5.37%           4.34%           3.33%
Lehman Brothers Aggregate Bond Index /1                                         4.33%           5.06%           N/A
S&P 500 Index /2                                                               15.79%           6.19%           N/A
Composite Index /3                                                              7.77%           5.40%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      *12/27/00 INCEPTION DATE




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.


(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 26

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 55.4%, 35.6% and 9.0%, respectively as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. At all times the Fund intends to maintain at least 40% in equity Underlying Funds and at least 25% in Fixed-Income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION          3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES     3/31/07   POTENTIAL RANGE ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             55.4%        40%-60%
    Growth                               17.9%         10-20%
    Value                                14.0%         10-20%
    Small to Mid Cap                      7.0%          5-15%
    International Equity                 16.5%          5-15%


Fixed-Income FUNDS                       35.6%         25%-60%      [PIE CHART]
    High Yield Bond                       7.9%          5-20%
    Intermediate Fixed-Income             0.0%          0-20%
    Short-Intermediate Fixed-Income      24.8%          5-30%
    Mortgage Securities                   2.9%          0-20%

MONEY MARKET FUNDS                        9.0%         0%-20%
    U.S. Government Money*                9.0%          0-20%


--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------





















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 27

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


o Small to Mid Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.


o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.







                                   accessor 28

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                       YEAR-TO-DATE
                                                                 1.89%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/07
                                                             --------------
 4.57 7.94 19.52  9.00  5.72   10.81                         BEST QUARTER
-------------------------------------                            9.93%
  01    02    03    04    05      06                          2ND QTR 2003
                                                             --------------
                                                              WORST QUARTER
                                                                -8.04%
                                                              3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       10.81%          7.04%           5.00%
Fund returns after taxes on distributions                                        9.77%          6.07%           4.00%
Fund returns after taxes on distributions & sale of Fund shares                  6.99%          5.46%           3.66%
Lehman Brothers Aggregate Bond Index  /1                                         4.33%          5.06%           N/A
S&P 500 Index /2                                                                15.79%          6.19%           N/A
Composite Index /3                                                              10.07%          5.63%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE



--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.

(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------
                                   accessor 29

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 65.2%, 29.8% and 5.0%, respectively as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION          3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES    3/31/07   POTENTIAL RANGE  ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             65.2%        50%-70%
    Growth                               19.8%         12-22%
    Value                                16.9%         12-22%
    Small to Mid Cap                      8.9%          6-16%
    International Equity                 19.6%          7-20%


Fixed-Income FUNDS                       29.8%        20%-50%      [PIE CHART]
    High Yield Bond                       8.0%          5-20%
    Intermediate Fixed-Income             1.0%          0-20%
    Short-Intermediate Fixed-Income      17.9%          5-25%
    Mortgage Securities                   2.9%          0-15%

MONEY MARKET FUNDS                        5.0%         0%-15%
    U.S. Government Money*                5.0%          0-15%


--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------





















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 30

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.


o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.



                                   accessor 31

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------




[GRAPH]                                                     YEAR-TO-DATE
                                                                2.00%
AS OF 12/31 EACH YEAR                                       AS OF 3/31/07
                                                          ---------------
 6.83 10.84 22.09 10.21 6.43   11.96                        BEST QUARTER
------------------------------------                            11.36%
  01     02    03   04   05       06                        2ND QTR 2003
                                                          ---------------
                                                            WORST QUARTER
                                                               -10.42
                                                            3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       11.95%          7.41%           4.91%
Fund returns after taxes on distributions                                       11.10%          6.58%           4.07%
Fund returns after taxes on distributions & sale of Fund shares                  7.75%          5.88%           3.69%
Lehman Brothers Aggregate Bond Index /1                                          4.33%          5.06%           N/A
S&P 500 Index /2                                                                15.79%          6.19%           N/A
Composite Index /3                                                              11.22%          5.74%           N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 32

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 85.0%, 12.9% and 2.1%, respectively as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                            ASSET ALLOCATION            3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES     3/31/07   POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------


EQUITY FUNDS                             85.0%       70%-90%
    Growth                               25.7%        19-30%
    Value                                22.8%        19-30%
    Small to Mid Cap                     11.9%         7-20%
    International Equity                 24.6%        10-25%

Fixed-Income FUNDS                       12.9%        5%-30%       [PIE CHART]
    High Yield Bond                       6.0%         0-15%
    Intermediate Fixed-Income             0.0%         0-15%
    Short-Intermediate Fixed-Income       6.0%         0-15%
    Mortgage Securities                   0.9%         0-15%

MONEY MARKET FUNDS                        2.1%         0%-5%
    U.S. Government Money*                2.1%          0-5%



--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------
























--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 33

================================================================================


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.





o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.



                                   accessor 34

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                       YEAR-TO-DATE
                                                                  2.06%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/07
                                                             --------------
 11.70 15.50 28.22 12.75  7.73   14.30                        BEST QUARTER
--------------------------------------                            14.55%
   01     02    03   04    05       06                        2ND QTR 2003
                                                              -------------
                                                              WORST QUARTER
                                                                  -13.70%
                                                              3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEAR          INCEPTION*
---------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       14.30%          8.51%           4.83%
Fund returns after taxes on distributions                                       13.78%          7.96%           4.28%
Fund returns after taxes on distributions & sale of Fund shares                  9.28%          7.02%           3.80%
Lehman Brothers Aggregate Bond Index /1                                          4.33%          5.06%           N/A
S&P 500 Index /2                                                                15.79%          6.19%           N/A
Composite Index /3                                                              13.51%          5.97%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------
                                   accessor 35

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 98.7% and 1.3%, respectively as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION            3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES   3/31/07     POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------


EQUITY FUNDS                             98.7%       85%-100%
    Growth                               29.6%         25-35%
    Value                                26.7%         25-35%
    Small to Mid Cap                     14.0%         10-25%
    International Equity                 28.4%         15-30%
Fixed-Income FUNDS                        0.0%         0%-10%       [PIE CHART]
    High Yield Bond                       0.0%           0-5%
    Intermediate Fixed-Income             0.0%           0-5%
    Short-Intermediate Fixed-Income       0.0%           0-5%
    Mortgage Securities                   0.0%           0-5%
MONEY MARKET FUNDS                        1.3%          0%-5%
    U.S. Government Money*                1.3%           0-5%

--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 36

================================================================================

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.




o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.


o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                    YEAR-TO-DATE
                                                              2.07
AS OF 12/31 EACH YEAR                                      AS OF 3/31/07
                                                          --------------
 15.68 20.02 30.74 14.60 8.86  15.95                       BEST QUARTER
-------------------------------------                         16.21%
   01     02    03      04   05   06                       2ND QTR 2003
                                                           -------------
                                                           WORST QUARTER
                                                              -16.97%
                                                           3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       15.95%          8.63%           4.13%
Fund returns after taxes on distributions                                       15.83%          8.54%           4.04%
Fund returns after taxes on distributions & sale of Fund shares                 10.37%          7.44%           3.51%
S&P 500 Index /1                                                                15.79%          6.19%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------













--------------------------------------------------------------------------------

(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------


                                   accessor 37

================================================================================
                                  FUND EXPENSES




The following tables describe the fees and expenses that you may pay if you invest in Advisor Class Shares of the Funds. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. The tables reflect estimated "Other" fees and expenses of the Funds as a result of changes in contractual obligations during 2007. Historical fees and expenses of the Funds are reflected in the expense ratios set out in the Financial Highlights at the end of this prospectus. Shareholders of the Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by each of the Underlying Funds in which the Allocation Fund invests that are borne by all Underlying Fund shareholders, reflected in the Acquired Funds Fees and Expenses, below.



SHAREHOLDER FEES (fees paid directly from your investment)(1, 2)

ADVISOR CLASS SHARES
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)
Equity Funds and Allocation Funds (except Income Allocation Fund)                  none
Fixed-Income Funds and Income Allocation Fund                                      none
Maximum Sales Charge Imposed On Reinvested Dividends                               none
Maximum Deferred Sales Charge                                                      none
Redemption Fee(3)  (as a percent of amount redeemed)
Equity Funds and High Yield Bond Fund                                              2.00%
Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds              none

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                                                                       SMALL TO       INTERNATIONAL
                                                     GROWTH            VALUE           MID CAP        EQUITY


Management Fees(4)                                    0.90%            0.70%           0.95%           1.01%
Distribution and Service (12b-1) Fees                 none             none            none            none
Other Expenses                                        0.27%            0.27%           0.26%           0.36%
                                                      --------------------------------------------------------
Total Annual Fund Operation Expenses                  1.17%            0.97%           1.21%           1.37%


============================================================================================================================

                                                                                 SHORT
                                                        HIGH     INTERMEDIATE    INTERMEDIATE                   U.S.
                                                        YIELD       FIXED       FIXED           MORTGAGE        GOVERNMENT
                                                        BOND       INCOME        INCOME         SECURITIES      MONEY

Management Fee(4)                                       0.61%     0.43%         0.43%           0.61%           0.08%
Distribution & Service (12b-1) Fees                     None      None          None            None            None
OTHER EXPENSES                                          0.28%     0.29%         0.25%           0.32%           0.40%
                                                        -------------------------------------------------------------------
Total Annual Fund Operating Expenses                    0.89%     0.72%         0.68%           0.93%           0.48%




                                                                     INCOME &                  GROWTH &                AGGRESSIVE
                                                         INCOME       GROWTH       BALANCED      INCOME      GROWTH       GROWTH
ALLOCATION FUNDS                                        ALLOCATION  ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION

Management Fees(4)                                      0.10%           0.10%      0.10%        0.10%         0.10%      0.10%
Distribution & Service (12b-1)Fees                      none            none       none         none          none       none
Other Expenses (6)                                      0.27%           0.17%      0.09%        0.08%         0.08%      0.11%
Acquired Funds Fees and Expenses (7)                    0.62%           0.80%      0.93%        0.97%         1.07%      1.13%
                                                        ------------------------------------------------------------------------
Total Annual Fund Operating Expense                     0.99%           1.07%      1.12%        1.15%         1.25%      1.34%

(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.


(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA ACCOUNT WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 55. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY.


                                   accessor 38

================================================================================
                                 FUND EXPENSES


(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.


(6) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE
UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS.


(7) ACQUIRED FUNDS FEES AND EXPENSES ARE BASED ON THE ESTIMATED FEES AND EXPENSES FOR 2007 FOR THE UNDERLYING FUNDS. IF HISTORICAL FEES AND EXPENSES HAD BEEN USED, THE ACQUIRED FUNDS FEES AND EXPENSES FOR THE ALLOCATION FUNDS WOULD HAVE BEEN 0.64%, 0.83%, 0.95%, 1.00%, 1.11%, 1.16% RESPECTIVELY.



================================================================================





The Example shows what an investor in Advisor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the
Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                                                        ONE YEAR         THREE YEARS     FIVE YEARS      TEN YEARS


UNDERLYING FUNDS
Growth                                                  126.00           392.31           678.92         1,494.66
Value                                                   103.95           324.36           562.58         1,245.75
Small to Mid Cap                                        128.10           398.77           689.95         1,518.09
International Equity                                    151.20           469.61           810.61         1,772.80
High Yield Bond                                          94.50           295.15           512.41         1,137.48
Intermediate Fixed-Income                                76.65           239.82           417.10           930.29
Short-Intermediate Fixed-Income                          74.55           233.30           405.85           905.69
Mortgage Securities                                     105.00           327.61           568.15         1,257.72
U.S. Government                                          49.35           154.82           270.01           606.61


ALLOCATION FUNDS (1)
Income Allocation                                       106.05           330.85           573.71         1,269.68
Income & Growth Allocation                              115.50           359.99           623.65         1,376.78
Balanced Allocation                                     119.70           372.93           645.79         1,424.07
Growth & Income Allocation                              123.90           385.85           667.88         1,471.17
Growth Allocation                                       135.45           421.34           728.46         1,599.74
Aggressive Growth Allocation                            143.85           447.10           772.34         1,692.37



--------------------------------------------------------------------------------
(1) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS.
--------------------------------------------------------------------------------




                                   accessor 39

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                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Funds' specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds' Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.


--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS|
--------------------------------------|

The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

The security types of the Allocation Funds are:

o UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.


--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS|
------------------------------------- |

The security types of the Underlying Funds are:

o DEBT SECURITIES (Principal security type for: All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Principal security type for: Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.


--------------------------------------------------------------------------------
                                   accessor 40

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

o EQUITY SECURITIES (Principal security type for: All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends. Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

o GOVERNMENT SPONSORED ENTERPRISES (Principal security type for: All Fixed-Income Funds except High Yield Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (Principal security type for: High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High yield corporate debt securities are often issued as a result of corporate
restructurings   such as leveraged  buyouts,  mergers,  acquisitions,  or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds", are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.


o INTEREST RATE SWAPS (Principal security type for: Mortgage Securities Fund). In entering into an interest rate swap, one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Mortgage Fund typically uses swaps as substitutes for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risk, such as interest rate risk.


o MONEY MARKET SECURITIES  (Principal  security type for: U.S.  Government Money
Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED  SECURITIES (Principal security type for: Mortgage Securities
Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES. (Principal security type for: All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (Principal security type for: All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o TBAs (Principal security type for: Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

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                                   accessor 41

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
o U.S. GOVERNMENT SECURITIES (Principal security type for: U.S. Government Money
Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are high quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK  UNDERLYING FUNDS
--------------------------------------------------------------------------------

                                                                                     SHORT-               U.S.
                                              SMALL     INTER-    HIGH     INTER-   INTER-    MORTGAGE   GOVERN-
                                             TO MID    NATIONAL   YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                      GROWTH     VALUE     CAP      EQUITY    BOND     FIXED     FIXED     ITIES      MONEY
--------------------------------------------------------------------------------


Bond Market Volatility      -         -        -          -        o         o         |)        o        ( )
Company Risk                |)        |)       |)         |)       o         |)        |)        -        -
Credit Risk                 -         -        -          -        o         |)        |)       ( )       ( )
Foreign Exposure            -         -        -          o        ( )       -         -         -        -
Government Sponsored
  Enterprises               -         -        -          -        -         |)        |)        o        o
Inflation Risk             ( )        ( )      ( )        ( )       |)        o         o        o         o
Issuer Risk                 -         -        -          -        o         |)        ( )      ( )       ( )
Lower Rated Debt Securities -         -        -          -        o         ( )       ( )       -        -
Portfolio Turnover         ( )        |)       |)         |)       o         |)        ( )       o        -
Prepayment Risk             -         -        -          -        ( )       ( )       ( )       o        -
Small to Mid Company Risk  ( )        ( )      o          |)       -         -         -         -        -
Stock Market Volatility      o        o        o          o        -         -         -         -        -

--------------------------------------------------------------------------------
                        LEVEL OF RISK  ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH



Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                 o           o            |)           |)            ( )         -
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Credit Risk                            |)          |)           |)           ( )           ( )         -
Foreign Exposure                       -           ( )          ( )          |)            |)          o
Government Sponsored Enterprises        o          |)           |)           ( )           ( )         -
Inflation Risk                          o          |)           ( )          ( )           ( )         ( )
Issuer Risk                            |)          |)           |)           ( )           ( )         -
Lower Rated Debt Securities            ( )         ( )          |)           |)            |)          -
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )         -
Small to Mid Cap Company Risk          -           ( )          ( )          ( )           |)          |)
Stock Market Volatility                -           ( )          |)           |)             o           o

--------------------------------------------------------------------------------
Key:                 n/a          ( )  low          |) medium           o  high
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
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                                  accessor 42

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                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

o ALLOCATION RISK. (A principal risk for each Allocation Fund) Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/fixed-income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.

o ASSET-BACKED SECURITIES. (Principal risk for: Mortgage Securities Fund, Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund) Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as passthrough certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

o BOND MARKET VOLATILITY. (Principal risk for: All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other Fixed-Income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (Principal risk for: All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. In particular, common stocks tend to be more volatile than other investment choices.

o CREDIT RISK. (Principal risk for: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality


--------------------------------------------------------------------------------
                                   accessor 43

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.

o FOREIGN EXPOSURE. (Principal risk for: International Equity Funds and the Allocation Funds except for the Income Allocation Fund) Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


The foreign sovereign debt securities the Fund purchases involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
(ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.


o GOVERNMENT SPONSORED ENTERPRISES ("GSE") Risk. (Principal risk for: All Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

o INFLATION RISK. (Principal risk for: U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (Principal risk for: All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.


o  LEVERAGE  RISK  (Principal  risk  for:   Mortgage   Securities   Fund).  Some
transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements, and dollar rolls and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet


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                                   accessor 44

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segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. This interest may be greater than the Fund's return on the underlying investment.


o LOWER RATED DEBT SECURITIES. (Principal risk for: High Yield Bond Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a lesser risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.
Discontinuation of these payments could substantially adversely affect the market value of the security.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.


o PREPAYMENT AND EXTENSION RISK. (Principal risk for: All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and is also a principal risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Mortgage securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.


o REPURCHASE AGREEMENTS (Principal risk for: U.S. Government Money Fund) Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. Each repurchase agreement entered into by the Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. There may be both delays in liquidating the underlying security and risks of loss if the seller is unable to meet its obligation to repurchase including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (Principal risk for: All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.




o SMALL TO MID CAP COMPANY RISK. (Principal risk for: Small to Mid Cap Fund, International Equity Fund) The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



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                                   accessor 45

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o STOCK MARKET VOLATILITY. (Principal risk for: All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.

o UNDERLYING FUND RISKS. (Principal risk for: All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and Fixed-Income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade Fixed-Income securities ("junk bonds"), which are considered speculative. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.













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                                  accessor 46

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On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.


A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Funds' investment advisory contracts is contained in the Statement of Additional Information. This information is also available in the Funds' Annual Report to shareholders.




Each Fund paid the following management fees in fiscal year 2006 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:


----------------------------------------------------------|---------------------------------------------------
                                       TOTAL ANNUAL       |    ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES     |     TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF   |     (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)    |      DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2006   |    FOR FISCAL YEAR 2006      FOR FISCAL YEAR 2006
----------------------------------------------------------|---------------------------------------------------

Growth                                    0.90%           |          0.45%                      0.45%
Value                                     0.70%           |          0.45%                      0.25%
Small to Mid Cap                          0.95%           |          0.60%                      0.35%
International Equity                      1.01%           |          0.55%                      0.46%
High Yield Bond                           0.61%           |          0.36%                      0.25%
Intermediate Fixed-Income                 0.43%           |          0.33%                      0.10%
Short-Intermediate Fixed-Income           0.43%           |          0.33%                      0.10%
Mortgage Securities                       0.61%           |          0.36%                      0.25%
US Government Money                       0.08%           |          0.08%                      0.00%
Allocation Funds                          0.10%           |          0.10%                      0.00%

--------------------------------------------------------------------------------------------------------------

MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. An investment committee consisting of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Investment Officer, and Justin H. Roberge, Investment Analyst are primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Whatley has been with Accessor Capital since 1991 as Executive Director. Mr. Yeung has been with Accessor Capital since December 2006 as Senior Investment Officer. Mr. Roberge has been with Accessor Capital since April 2002, and as the Investment Analyst since 2006.

The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and (ii) a transaction fee of $0.50 per transaction. The Allocation Funds pay no fees for transfer agent or administrative services.


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                                   accessor 47

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Accessor Capital has entered into a subadvisory agreement with each Money Manager and Accessor Funds on behalf of each Fund, whereby the Fund pays the Money Manager a subadvisory fee. For the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds, this fee is a fixed fee. The Money Managers for the Value, Growth, International Equity and Small to Mid Cap Funds are compensated based on their performance and each subadvisory agreement contains a fulcrum fee arrangement.


A fulcrum fee has two parts a base fee and a performance fee. In a typical fulcrum fee arrangement, the base fee is the predetermined rate at which the subadviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with predetermined rates of adjustment. In a fulcrum fee arrangement, a subadviser is rewarded for outperformance or penalized for underperformance in equal measure. Depending on a fund's net performance versus its benchmark, the subadviser will receive a fee adjustment in accordance with a formula that equates a percentage of out or underperformance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months. In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or subadviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a subadviser more than the base fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's net performance.


For each of Enhanced Investments Technologies, LLC for the Growth Fund, SSgA Funds Management, Inc. for the Small to Mid Cap Fund and Pictet Asset Management Limited for the International Equity Fund, for the first 12 months that each performs services under the new agreement, that Money Manager shall be paid a monthly base fee at an annual rate of the average daily net assets of the respective Fund over the previous quarter. Thereafter, a fulcrum fee arrangement will be in place. The Value Fund entered into an advisory agreement with a new Money Manager, Acadian Asset Management, effective March 1, 2007. The fee arrangement under this agreement is similar to those described above.




DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.



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                                  accessor 48

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GROWTH FUND|
-----------|

MONEY MANAGER    Enhanced Investments Technologies, LLC    ("INTECH")
                 2401  PGA  Boulevard, Suite 100, Palm Beach Gardens,
                 Florida 33410


INTECH has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $62.3 billion in assets under management as of December 31, 2006.


No one person on the investment team is primarily responsible for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process.


E. Robert Fernholz,  PhD., Chief Investment  Officer (since January 1991), David
E. Hurley,  Executive Vice President and Chief  Operating  Officer (since August
2002), Cary Maguire, PhD., Senior Investment Officer (since March 2002) and Joseph W. Runnels, Vice President, Portfolio Management (since March 2003) have been jointly and primarily responsible for the day-to-day management of the Growth Fund since March 1, 2004.


Dr. Fernholz has been a portfolio manager with INTECH for 19 years and has 26 years of investment experience. In co-managing the Fund, Dr. Fernholz sets and assures adherence to policy for the investment strategy and oversees the management of the portfolio, specifically to implement and supervise the optimization process.


Mr. Hurley, CFA, has been a portfolio manager with INTECH for 18 years and has 24 years of investment experience. Mr. Hurley previously served as INTECH's Chief Compliance Officer from January 1996 to February 2003. In co-managing the Fund, Mr. Hurley has oversight, supervisory and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective.

Dr. Maguire has been a portfolio manager with INTECH since 1991. Dr. Maguire previously served as Director of Research from January 1995 to July 2002. In co-managing the Fund, Dr. Maguire implements the optimization process and supervises the implementation of the portfolio management and trading process. Dr. Maguire conducts mathematical research on the investment process and reviews and recommends improvements to the CIO.

Mr. Runnels, CFA, has been a portfolio manager with INTECH for eight years and has 14 years of investment experience. Mr. Runnels previously served as Director of Trading and Operations from January 1999 to March 2003. In co-managing the Fund, Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.


As compensation for the Money Manager's services prior to May 1, 2007, the Fund paid the Money Manager a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund. As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.40% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the S&P 500/Citigroup Growth Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.25% or minus 1.25%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of .25% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.15% and the maximum possible annual fee will be 0.65% basis points.


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                                  accessor 49

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VALUE FUND|
--------- |


Money Manager  Acadian Asset Management, One Post Office Square, 20th Floor,
               Boston, MA  02109


Acadian  has   managed  the  Value  Fund  since  March  1,  2007.   Acadian  has
approximately $63.9 billion of assets under management as of December 31, 2006.

The entire investment team oversees a single core process that produces all portfolios. The management team consists of 12 portfolio managers. A lead
manager  is  assigned  to  monitor  adherence  to  client  specific   investment
objectives. Constantine P. Papageorgiou, CFA, Vice President and Portfolio Manager is the lead manager for the Growth Fund since March 1, 2007. Mr. Papageorgiou has been a portfolio manager with Acadian since August 2006 and is a member of the global research and portfolio management team. Prior to Acadian, Mr. Papageorgiou was with the AlphaSimplex Group in Cambridge as Vice President, Research Scientist from 2002 to 2006 and a software engineer at iSpheres Corporation from 2001 to 2002. Qi Zeng, CFA, Senior Vice President and Portfolio Manager, is the backup portfolio manager. Ms. Zeng has been with Acadian since November 2006. Prior to Acadian, Ms. Zeng was the head of the global quantitative research team at State Street Global Markets from 2005 to 2006 and head of US quantitative strategy at Morgan Stanley from 1999 to 2005.



As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from March 1, 2007 through February 28, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the S&P 500/Citigroup Value Index over a rolling twelve-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 0.75% or minus 0.75%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of .05% and shall be made when the Performance Difference reaches plus or minus 3.25%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.20% and the maximum possible annual fee will be 0.30% basis points.


The Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed, and ownership of securities in the Funds.

Prior to Acadian, the Money Manager of the Value Fund was Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, from January 10, 2001 through February 28, 2007. As compensation for the Wellington Management's service, the Fund agreed to pay the Wellington Management a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
 --------------------|

MONEY MANAGER  SSgA Funds Management, Inc., ("SSgA FM")
               One Lincoln Street, Boston, MA 02111


SSgA FM has managed the Small to Mid Cap Fund since June 1, 2001. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2006, SSgA FM managed approximately $122 billion in assets, and SSgA managed approximately $1.7 trillion in assets.


SSgA FM uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, a Principal of SSgA and SSgA FM, is the Managing Director since the first

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                                  accessor 50

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

quarter of 2006 primarily responsible for the day-to-day management and investment decisions of the Small to Mid Cap Fund since June 1, 2001. Prior to being promoted to Managing Director, Mr. Thomas was Senior Portfolio Manager for the past five years and has been with State Street since 1998. Although Mr. Thomas is supported by an investment team, he is responsible for the investment decisions of the Fund. Prior to joining State Street, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment field since 1990.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.


As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.30% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the Dow Jones Wilshire 4500 Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.25% or minus 1.25%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of .20% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.10% and the maximum possible annual fee will be 0.50% basis points.


--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
------------------------ |


MONEY MANAGER           Pictet Asset Management Limited, Moor House - Level 11,
                        120 London Wall, GB-London EC2Y 5ET



Founded in 1980, Pictet Asset Management Limited (formerly Pictet International Management Limited) has managed the Fund since October 1, 2005. Pictet and its affiliates have approximately $192 billion of assets under management as of December 31, 2006. Pictet uses a team approach in managing the International Equity Fund. A team of two experienced senior investment managers primarily based in London are responsible for implementing the investment strategies of the International Equity Fund. Richard Heelis, Head & Senior Investment Manager, and Fabio Paolini, Senior Investment Manager co-head the team and are responsible for the investment policy and management of the Fund. Mr. Heelis has been with Pictet since 1999 and has been the Head of the Regional Equities Team since 2003. From 1999 to 2003, he was a Senior Investment Manager. Mr. Paolini has been with Pictet since 1997 and has been a Senior Investment Manager for the past five years. Mr. Heelis and Mr. Paolini make final investment decisions on a team basis. Responsibility for investment ideas is split regionally amongst the portfolio managers. Mr. Heelis is responsible for Japanese securities and Mr. Paolini is responsible for European securities.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Fund.



As compensation for the Money Manager's services, prior to May 1, 2007 the Fund paid the Money Manager a fee, computed daily and paid quarterly, at the annual rate as set forth below of the aggregate daily net assets of the Fund:



              0.50% on the first $50,000,000
              0.45% on the next $50,000,000
              0.40% above $100,000,000


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                                  accessor 51

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As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.45% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the MSCI EAFE + EM (NDR) Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.50% or minus 1.50%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 0.20% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.25% and the maximum possible annual fee will be 0.65%.


--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
------------------- |

MONEY MANAGER     Financial Management Advisors, LLC, ("FMA")
                  1900 Avenue of the Stars,
                  Suite 900, Los Angeles, California   90067


FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.5 billion of assets under management as of December 31, 2005.

FMA is an independent registered investment advisor originally established in Los Angeles in 1985, and acts as subadviser to the Accessor High Yield Bond Fund. Mr. Steven S. Michaels has been directly responsible for the day-to-day management of the Fund since May 1, 2000. Mr. Michaels is Executive Vice President and Managing Director of High Yield at FMA, with 17 years of industry experience and has served as a member of the professional investment staff at FMA for fourteen years. Mr. Michaels' responsibility over the last five years include high yield fixed income portfolio management and directing the firm's noninvestment grade bond research. Mr. Michaels, assisted by FMA's Fixed Income Team, manages the Fund utilizing FMA's risk management analytics to regularly evaluate the composition of the Fund and implements investment strategies which leverages the individual expertise of the team members.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.


--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
----------------------------------- |


MONEY MANAGER    Cypress Asset Management ("Cypress")
                 26607 Carmel Center Place, Suite 101, Carmel, CA 93923



Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $670 million in assets under management as of December 31, 2006.


Xavier J. Urpi, President and Chief Investment Officer, has been primarily responsible for the day-to-day management and investment decisions of both the Intermediate Fixed Income Fund and the Short-Intermediate Fixed-Income Fund since 1998. Mr. Urpi founded Cypress in 1995. Prior to that Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.10% of the aggregate daily net assets of each Fund.







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                                   accessor 52

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|


MONEY MANAGER   BlackRock  Financial Management, Inc. ("BlackRock")
                40 E. 52nd Street, New York, NY 10022



BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $1.1 trillion in assets under management as of December 31, 2006.


BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Andrew J. Phillips, Managing Director, has been primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. While Mr. Phillips is supported by the Investment Strategy Group, he is responsible for the investment decisions of the Fund. Mr. Phillips joined Blackrock in 1991 and has served as a Managing Director for the last five years. At BlackRock, Mr. Phillips' primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Previously, he was Portfolio Manager at Metropolitan Life Insurance Company.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
-------------------------------------------- |


MANAGER  Accessor Capital Management LP ("Accessor Capital")
         1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994 and the Allocation Funds since December 27, 2000. Accessor Capital was founded in 1991 and has approximately $2.99 billion in assets under management as of December 31, 2006.

Prior to January 2007, a specific individual was responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. Effective January 2007, an investment committee has been primarily responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. The investment committee consists of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Investment Officer, and Justin H. Roberge, Investment Analyst.

Mr. Whatley has been with Accessor Capital as the Executive Director since 1991 and is responsible for the overall management and monitoring of the sub-advisers. Mr. Yeung has been with Accessor Capital as the Senior Investment Analyst since December 2006. He is responsible for overall management of the investment department, performing portfolio management, making asset-allocation decisions and conducting investment research and analysis. Prior to Accessor Capital, Mr. Yeung was an investment consultant at Morningstar Associates LLC from December 2002 to December 2006, conducting money-manager due diligence and providing asset-allocation services to major institutions, including insurance companies, large defined-contribution plans, banks and trust companies. Mr. Yeung was a research analyst at Morningstar, Inc. from June 1997 through December 2002 and has been a CFA Charterholder since 2000. Mr. Rowader has been with Accessor Capital since February 2007 as Investment Officer. He is responsible for assisting in the due diligence process for reviewing money managers for the Underlying Funds and contributing to the asset allocation decision making process of the Allocation Funds under the direction of Mr. Yeung. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenhimerFunds from 2005 to February 2007 and a Fund Analyst at OppenhimerFunds from 2004 to 2005. Prior

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                                  accessor 53

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

to the OppenhimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He is primarily responsible for the day-to-day operations and portfolio management of the U.S. Government Money Fund and the Allocation Funds, for performing portfolio management, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.


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                                   accessor 54

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                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
 ----------------|

o DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.

o FINANCIAL INTERMEDIARIES. Advisor Class Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Advisor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE|                           |Shares  of  the  Funds  may  not be
-------------- |                           |purchased  on days when the NYSE is
                                           |closed for trading: New Year's Day,
Not all Accessor Funds may be offered in   |Martin   Luther   King,   Jr.  Day,
your state of  residence.  Contact  your   |Presidents    Day,   Good   Friday,
financial  intermediary  or the Transfer   |Memorial  Day,   Independence  Day,
Agent to  ensure  that the Fund you want   |Labor  Day,  Thanksgiving  Day and
to  purchase is offered in your state of   |Christmas Day.
residence.                                 |

Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute trades before 3:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive



--------------------------------------------------------------------------------
                                   accessor 55

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                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
payment for shares by 12:00 noon Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (2062244274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, Semi-Annual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS|
ACCOUNT PLANS                                      |
---------------------------------------------------|

Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.



                                   accessor 56

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                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


                                   INVESTMENT MINIMUMS
--------------------------------------------------------------------------------------------------------------------------------
REGULAR ACCOUNTS                                               |   RETIREMENT ACCOUNTS
                                                               |
INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds
---------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts: $100 per Fund           |Automatic Investment Plan:             $100 per transaction
---------------------------------------------------------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
SHARE PRICING|
-------------|

Investors purchase Advisor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time except for the U.S. Government Money Fund, which normally calculates its NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds in good order. The NAV may be published daily in the business sector of many major newspapers. If you have access to the Internet, you can check NAV on the Accessor website (www.accessor.com). For related information see "Valuation of Securities" on page 59.


--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE|
-------------------------------|

You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
-------------------------------|


The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).



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                                   accessor 57

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                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


The Funds that invest in assets in foreign securities (such as the International Equity Fund and the Allocation Funds, to the extent they invest in the International Equity Fund), may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, the Funds that invest in securities (such as the High Yield Bond Fund and the Allocation Funds to the extent that they invest in the High Yield Bond Fund) that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities and certain smallcap securities) are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Funds have procedures authorizing the Funds to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Funds' restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Funds or Accessor Capital will restrict or refuse purchases or exchanges by those investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that fund or other funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

Shareholders who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined by the Fund, including purchases made pursuant to the dividend re-investment program, withdrawals made pursuant to the systematic withdrawal program and automated portfolio rebalancing, or in other situations determined by the Fund.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement plan administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market timing activities and excessive trading, although they believe they have adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION|
 -------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

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                                   accessor 58

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order. For exchanges into the C Class Shares from a different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares.
Exchanges into the A Class Shares from a different class of a Fund will be subject to a front-end load, if applicable. Please read the A Class and C Class Prospectus carefully for a description of the sales loads and CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase from an Equity Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares of a Fund for shares of another fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.



--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS|
--------------------------------|

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

o   BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 2244274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES|
 -----------------------------------------|

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------


Investors may request to redeem Advisor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption
request in good order from a shareholder    |
of the U.S. Government Money Fund by |Redemption requests for shares that 3:00 p.m. Eastern time, marked "Same Day |were purchased by check will be Settlement", the shareholder will be |honored at the next NAV calculated
entitled to receive redemption  proceeds    |after  receipt  of  the  redemption
by  wire  on  the  same  day.   Requests    |request.    However,     redemption
received "in good order" must include: |proceeds will not be transmitted account name, account number, dollar or |until the check used for the share amount of transaction, Fund(s) and |investment has cleared (up to 15 allocation of investment, and signature |days after a deposit). The Transfer
of authorized  signer.  Shareholders  of    |Agent    may    charge   a $10.00
the U.S. Government  Money Fund who elect   |processing fee for each redemption
this option  should be aware                |check.
                                            |



--------------------------------------------------------------------------------
                                   accessor 59

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------


that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:


o BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

o BY FAX.  Redemption  requests  may be  faxed  to  Accessor  Capital  at  (206)
2244274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due solely to market fluctuations.



--------------------------------------------------------------------------------
                                   accessor 60

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                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
--------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:
o    Transfer of ownership to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fedwire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

================================================================================
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions, if any, annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of a Fund will be automatically reinvested in additional Advisor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Advisor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on an exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.


                                   accessor 61

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Investments in the U.S. Government Money Fund are valued at amortized cost. Short-term debt securities maturing in less than 60 days are valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets are based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the International Equity Fund, and the Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Funds, to the extent they invest in the International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using the fair value procedures adopted by the Funds' Board of Directors.


On days when a change has occurred in the closing level of the Standard and Poor's 500 Index by an amount approved by the Board from the previous trading day's closing level and other criteria have been met, the Board has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities in certain circumstances. The Manager and Money Managers review the fair values provided, review periodically the methodology and procedures used in providing values to the Funds and evaluate the accuracy of the prices provided.


--------------------------------------------------------------------------------
                                   accessor 62

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                                    TAXATION
--------------------------------------------------------------------------------


A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2008, certain distributions of ordinary dividends to a noncorporate shareholder of a Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.


The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.


After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a)
interest related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.



THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF A FUND.


--------------------------------------------------------------------------------
                                   accessor 63

================================================================================
                      SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

o DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Directors has currently authorized such payments for the Funds.

o OTHER COMPENSATION TO DEALERS. The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

Accessor Capital or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.


o ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an administrative plan (the "ACM Administrative Plan") with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund.


================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and Semi-Annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.














--------------------------------------------------------------------------------
                                   accessor 64

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================
GROWTH FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


-------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                      2006          2005          2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     24.49   $     23.08    $     20.77    $     17.13    $     22.69


   Net investment income (loss)(1)                           0.07          0.05           0.13           0.09           0.07
   Net realized and unrealized gain (loss)
      on investments(1)                                      1.54          1.43           2.26           3.65          (5.57)
                                                      -------------------------------------------------------------------------
Total from investment operations                             1.61          1.48           2.39           3.74          (5.50)

   Distributions from net investment income                 (0.07)        (0.07)         (0.08)         (0.10)         (0.06)
   Distributions from capital gains                             -             -              -              -              -
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.07)        (0.07)         (0.08)         (0.10)         (0.06)
                                                      -------------------------------------------------------------------------
   Redemption fees                                           0.00(4)       0.00(4)        0.00(4)        0.00(4)        0.00(4)

NET ASSET VALUE, END OF PERIOD                        $     26.03   $     24.49    $     23.08    $     20.77    $     17.13
===============================================================================================================================
TOTAL RETURN(2)                                              6.56%         6.44%         11.52%         21.90%        (24.26)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $   178,084   $   133,132    $   113,110    $    94,904    $    95,637
   Ratio of expenses to average net assets(3)                1.20%         1.22%          0.91%          0.83%          0.80%
   Ratio of net investment income (loss)
      to average net assets                                  0.29%         0.21%          0.60%          0.49%          0.36%
Portfolio turnover rate                                    130.94%        97.70%        141.00%         76.58%         66.00%

===============================================================================================================================

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/The effect of any custody credits on this ratio is less than 0.01%.

4/Less than ($0.005) per share.

================================================================================
                                  accessor 65

================================================================================
                              FINANCIAL HIGHLIGHTS

VALUE FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                    2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   20.86     $   19.93   $   17.58     $   13.62     $   17.88


   Net investment income (loss)(1)                         0.31          0.27        0.23          0.16          0.15
   Net realized and unrealized gain (loss)
      on investments(1)                                    3.09          0.93        2.33          3.97         (4.26)
                                                      ------------------------------------------------------------------
Total from investment operations                           3.40          1.20        2.56          4.13         (4.11)

   Distributions from net investment income               (0.32)        (0.27)      (0.21)        (0.17)        (0.15)
   Distributions from capital gains                           -             -           -             -             -
   Distributions in excess of capital gains                   -             -           -             -             -
                                                      ------------------------------------------------------------------
Total distributions                                       (0.32)        (0.27)      (0.21)        (0.17)        (0.15)
                                                      ------------------------------------------------------------------
   Redemption fees                                         0.00(4)          -        0.00(4)       0.00(4)       0.00(4)

NET ASSET VALUE, END OF PERIOD                        $   23.94     $   20.86   $   19.93     $   17.58     $   13.62
========================================================================================================================
TOTAL RETURN(2)                                           16.42%         6.09%      14.67%        30.50%       (23.01)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 127,895     $ 109,228   $  94,222     $  70,232     $  71,823
   Ratio of gross expenses to average net assets(3)        0.99%         1.00%       0.84%         0.84%         0.87%
   Ratio of net expenses to average net assets(3)          0.99%         0.85%       0.84%         0.84%         0.87%
   Ratio of net investment income to average
      net assets                                           1.40%         1.36%       1.27%         1.08%         0.96%
Portfolio turnover rate                                   64.20%        70.01%      88.83%       118.86%       117.49%

========================================================================================================================

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/The effect of any custody credits on this ratio is less than 0.01%.

4/Less than ($0.005) per share.


================================================================================
                                  accessor 66

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================


SMALL TO MID CAP FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                     2006          2005           2004          2003         2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   28.20     $   24.96     $   21.00     $   14.62     $  17.14

   Net investment income (loss)(1)                         0.05          0.03         (0.02)         0.03        (0.01)
   Net realized and unrealized gain (loss)
      on investments(1)                                    3.83          3.21          3.98          6.38        (2.51)
                                                      -------------------------------------------------------------------
Total from investment operations                           3.88          3.24          3.96          6.41        (2.52)

   Distributions from net investment income               (0.02)            -          0.00(4)      (0.03)           -
   Distributions from capital gains                           -             -             -             -            -
                                                      -------------------------------------------------------------------
Total distributions                                       (0.02)            -          0.00(4)      (0.03)           -
                                                      -------------------------------------------------------------------
   Redemption fees                                         0.00(4)       0.00(4)       0.00(4)       0.00(4)      0.00(4)

NET ASSET VALUE, END OF PERIOD                        $   32.06     $   28.20     $   24.96     $   21.00     $  14.62
=========================================================================================================================
TOTAL RETURN(2)                                           13.75%        12.98%        18.86%        43.91%      (14.70)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 288,277     $ 155,235     $ 163,878     $ 134,782     $108,628
   Ratio of expenses to average net assets(3)              1.22%         1.26%         1.20%         1.24%        1.13%
   Ratio of net investment income (loss) to
      average net assets                                   0.18%         0.13%        (0.09)%        0.20%       (0.03)%
Portfolio turnover rate                                   37.24%        41.64%        46.31%        47.88%       44.59%

=========================================================================================================================

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/The effect of any custody credits on this ratio is less than 0.01%.

4/Less than ($0.005) per share.


================================================================================
                                  accessor 67

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


INTERNATIONAL EQUITY FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                               2006          2005         2004         2003         2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   17.35     $   15.21     $  12.96     $   9.65     $  11.33

   Net investment income (loss)(1)                   0.10          0.14         0.15         0.12         0.08
   Net realized and unrealized gain (loss)
      on investments(1)                              5.65          2.04         2.15         3.18        (1.79)
                                                ----------------------------------------------------------------
Total from investment operations                     5.75          2.18         2.30         3.30        (1.71)

   Distributions from net investment income         (0.11)        (0.04)       (0.05)           -            -
   Distributions from capital gains                    -             -            -             -            -
                                                ----------------------------------------------------------------
Total distributions                                 (0.11)        (0.04)       (0.05)           -            -
                                                ----------------------------------------------------------------
   Redemption fees(5)                               (0.00)(4)     (0.00)(4)    (0.00)(4)     0.01         0.03

NET ASSET VALUE, END OF PERIOD                  $   22.99     $   17.35     $  15.21     $  12.96     $   9.65
================================================================================================================
TOTAL RETURN(2)                                     33.13%        14.33%       17.76%       34.30%      (14.83)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $ 152,545     $ 100,146     $ 87,790     $ 69,059     $ 59,362
   Ratio of expenses to average net assets(3)        1.44%         1.41%        1.24%        1.36%        1.43%
   Ratio of net investment income (loss) to
      average net assets                             0.53%         0.89%        1.09%        1.17%        0.75%
Portfolio turnover rate                             93.54%       127.58%       15.91%       21.84%      107.71%

================================================================================================================

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/The effect of any custody credits on this ratio is less than 0.01%.

4/Less than ($0.005) per share.

5/Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.



================================================================================
                                  accessor 68

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
---------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                               2006          2005         2004         2003         2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   10.72     $   11.31     $  11.18     $   9.86     $  10.61

   Net investment income (loss)(1)                   0.80          0.82         0.89         0.94         0.89
   Net realized and unrealized gain (loss)
      on investments(1)                              0.31         (0.58)        0.12         1.33        (0.75)
                                                -----------------------------------------------------------------
Total from investment operations                     1.11          0.24         1.01         2.27         0.14

Distributions from net investment income            (0.82)        (0.83)       (0.88)       (0.96)       (0.89)
Distributions from capital gains                        -             -            -            -            -
                                                -----------------------------------------------------------------
Total distributions                                 (0.82)        (0.83)       (0.88)       (0.96)       (0.89)
                                                -----------------------------------------------------------------
   Redemption fees(5)                                0.00(4)       0.00(4)      0.00(4)      0.01         0.00(4)

NET ASSET VALUE, END OF PERIOD                  $   11.01     $   10.72     $  11.31     $  11.18     $   9.86
=================================================================================================================
TOTAL RETURN(2)                                     10.82%         2.20%        9.49%       24.24%        1.42%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $  59,931     $  50,311     $ 50,920     $ 51,918     $ 57,341
   Ratio of expenses to average net assets(3)        0.90%         0.93%        0.83%        0.95%        0.92%
   Ratio of net investment income to average
      net assets                                     7.52%         7.51%        8.00%        8.99%        8.89%
Portfolio turnover rate                             87.80%        62.75%       75.03%      154.85%      108.29%

=================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.
4/Less than ($0.005) per share.
5/Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.

================================================================================
                                  accessor 69

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

INTERMEDIATE FIXED-INCOME FUND
------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                    2006          2005         2004          2003         2002
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.64     $   11.91    $   12.13     $    12.45    $   11.89

   Net investment income (loss)(1)                        0.79          0.63         0.60           0.55         0.64
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.38)        (0.20)       (0.14)          0.06         0.71
                                                      ----------------------------------------------------------------
   Total from investment operations                       0.41          0.43         0.46           0.61         1.35
                                                      ----------------------------------------------------------------

   Distributions from net investment income              (0.81)        (0.66)       (0.59)         (0.57)       (0.64)
   Distributions from capital gains                          -         (0.04)       (0.09)         (0.36)       (0.15)
                                                      ----------------------------------------------------------------
Total distributions                                      (0.81)        (0.70)       (0.68)         (0.93)       (0.79)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -            -

NET ASSET VALUE, END OF PERIOD                        $  11.24     $   11.64    $   11.91     $    12.13    $   12.45
======================================================================================================================
TOTAL RETURN(2)                                           3.73%         3.69%        3.88%          4.93%       11.70%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 36,331     $  56,312    $  51,548     $   37,099    $  50,283
   Ratio of expenses to average net assets(3)             0.73%         0.73%        0.87%          0.74%        0.67%
   Ratio of net investment income to average
     net assets                                           6.90%         5.36%        5.04%          4.46%        5.26%
Portfolio turnover rate                                 102.65%        93.26%      125.84%        105.58%       93.56%

======================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.


================================================================================
                                  accessor 70

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FIXED-INCOME FUND
------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                    2006         2005         2004           2003         2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.76     $   11.98    $   12.18     $    12.34    $   12.12

   Net investment income (loss)(1)                        0.57          0.46         0.45           0.43         0.56
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.13)        (0.18)       (0.19)         (0.16)        0.22
                                                      ----------------------------------------------------------------
Total from investment operations                          0.44          0.28         0.26           0.27         0.78

   Distributions from net investment income              (0.58)        (0.50)       (0.46)         (0.43)       (0.56)
   Distributions from capital gains                          -             -            -              -            -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.58)        (0.50)       (0.46)         (0.43)       (0.56)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -            -

NET ASSET VALUE, END OF PERIOD                        $  11.62     $   11.76    $   11.98     $    12.18    $   12.34
======================================================================================================================
TOTAL RETURN(2)                                           3.86%         2.38%        2.16%          2.19%        6.64%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $107,195     $  95,933    $  68,402     $   80,613    $  42,639
   Ratio of expenses to average net assets(3)             0.71%         0.73%        0.64%          0.63%        0.64%
   Ratio of net investment income to average
     net assets                                           4.86%         3.99%        3.70%          3.54%        4.62%
Portfolio turnover rate                                  52.95%        42.14%       74.14%         86.10%       50.96%

======================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 71

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND
--------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                      2006          2005          2004            2003         2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     12.39   $     12.65    $     12.69   $     13.00   $      12.69

   Net investment income (loss)(1)                           0.52          0.45           0.46          0.38           0.60
   Net realized and unrealized gain (loss)
     on investments(1)                                      (0.05)        (0.20)          0.02         (0.08)          0.38
                                                      ----------------------------------------------------------------------
Total from investment operations                             0.47          0.25           0.48          0.30           0.98

   Distributions from net investment income                 (0.58)        (0.49)         (0.45)        (0.36)         (0.61)
   Distributions from capital gains                         (0.07)        (0.02)         (0.07)        (0.25)         (0.06)
                                                      ----------------------------------------------------------------------
Total distributions                                         (0.65)        (0.51)         (0.52)        (0.61)         (0.67)
                                                      ----------------------------------------------------------------------
   Redemption fees                                              -             -              -             -              -

NET ASSET VALUE, END OF PERIOD                        $     12.21   $     12.39    $     12.65   $     12.69   $      13.00
============================================================================================================================
TOTAL RETURN(2)                                              3.92%         1.96%          3.87%         2.34%          7.90%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    48,202   $   158,056    $   163,913   $   159,367   $    173,978
   Ratio of expenses to average net assets(3)                1.00%         0.92%          0.81%         0.84%          0.84%
   Ratio of net investment income to average
     net assets                                              4.24%         3.56%          3.65%         2.93%          4.69%
   Portfolio turnover rate                                 578.95%       474.16%        324.40%       425.28%        294.60%
============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 72

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND
--------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                      2006          2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $      1.00   $      1.00    $      1.00    $      1.00    $      1.00

   Net investment income(1)                                  0.04          0.03           0.01           0.01           0.01
   Distributions from net investment income                 (0.04)        (0.03)         (0.01)         (0.01)         (0.01)
                                                      -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $      1.00   $      1.00    $      1.00    $      1.00    $      1.00
=============================================================================================================================
TOTAL RETURN(2)                                              4.49%         2.75%          0.93%          0.72%          1.45%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 1,433,080   $ 1,266,322    $ 1,260,063    $ 1,175,275    $ 1,249,928
   Ratio of gross expenses to average net assets(3)          0.47%         0.45%          0.46%          0.46%          0.46%
   Ratio of net expenses to average net assets(3)            0.47%         0.45%          0.46%          0.46%          0.46%
   Ratio of net investment income to average
      net assets                                             4.37%         2.68%          0.94%          0.72%          1.43%

=============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 73

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND
-----------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                      2006          2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     14.94   $     15.17    $     15.29    $     15.19    $     15.09

   Net investment income (loss)(1)                           0.73          0.60           0.50           0.53           0.69
   Net realized and unrealized gain (loss)
      on investments(1)                                     (0.10)        (0.23)         (0.09)          0.17           0.14
                                                      -----------------------------------------------------------------------
Total from investment operations                             0.63          0.37           0.41           0.70           0.83

   Distributions from net investment income                 (0.73)        (0.59)         (0.49)         (0.53)         (0.69)
   Distributions from capital gains                             -         (0.01)         (0.04)         (0.07)         (0.03)
   Distributions from return of capital                         -             -              -              -          (0.01)
                                                      -----------------------------------------------------------------------
Total distributions                                         (0.73)        (0.60)         (0.53)         (0.60)         (0.73)
                                                      -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     14.84   $     14.94    $     15.17    $     15.29    $     15.19
=============================================================================================================================
TOTAL RETURN(2)                                              4.32%         2.38%          2.83%          4.68%          5.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    10,440   $     8,415    $     7,410    $     7,313    $     9,689
   Ratio of gross expenses to average net assets             0.35%         0.36%          0.42%          0.29%          0.24%
   Ratio of net expenses to average net assets               0.20%         0.20%          0.20%          0.10%          0.10%
   Ratio of net investment income (loss)
      (excluding expenses paid directly
      by the manager) to average net assets                  4.76%         3.79%          3.06%          3.30%          4.43%
   Ratio of net investment income to average net
      assets                                                 4.91%         3.94%          3.28%          3.49%          4.56%
   Portfolio turnover rate                                  14.19%        19.91%         33.21%         52.48%         50.44%

=============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.





================================================================================
                                  accessor 74

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND
--------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                      2006          2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     15.57   $     15.38    $     14.83    $     13.48    $     14.32

   Net investment income (loss)(1)                           0.56          0.45           0.39           0.40           0.47
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.71          0.20           0.55           1.40          (0.82)
                                                      ------------------------------------------------------------------------
Total from investment operations                             1.27          0.65           0.94           1.80          (0.35)

   Distributions from net investment income                 (0.56)        (0.45)         (0.37)         (0.39)         (0.46)
   Distributions from capital gains                         (0.01)        (0.01)         (0.02)         (0.06)         (0.03)
   Distributions in excess of capital gains                     -             -              -              -              -
                                                      ------------------------------------------------------------------------
Total distributions                                         (0.57)        (0.46)         (0.39)         (0.45)         (0.49)
                                                      ------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     16.27   $     15.57    $     15.38    $     14.83    $     13.48
==============================================================================================================================
TOTAL RETURN(2)                                              8.33%         4.29%          6.45%         13.56%         (2.45)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    15,923   $    14,277    $    12,381    $     8,693    $     5,224
   Ratio of gross expenses to average net assets             0.28%         0.28%          0.33%          0.30%          0.28%
   Ratio of net expenses to average net assets               0.20%         0.20%          0.20%          0.10%          0.10%
   Ratio of net investment income (loss)
      (excluding expenses paid directly
      by the manager) to average net assets                  3.44%         2.87%          2.45%          2.64%          3.33%
   Ratio of net investment income to average
      net assets                                             3.52%         2.95%          2.58%          2.84%          3.50%
Portfolio turnover rate                                     19.31%        11.49%         19.76%         26.08%         24.38%

==============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.





================================================================================
                                  accessor 75

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                    2006         2005         2004         2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.89     $  15.38     $  14.40     $  12.38     $    13.85

   Net investment income (loss)(1)                        0.45         0.36         0.31         0.33           0.37
   Net realized and unrealized gain (loss)
     on investments(1)                                    1.24         0.51         0.96         2.05          (1.47)
                                                      ----------------------------------------------------------------
Total from investment operations                          1.69         0.87         1.27         2.38          (1.10)

   Distributions from net investment income              (0.44)       (0.36)       (0.29)       (0.33)         (0.35)
   Distributions from capital gains                      (0.00)(3)        -         0.00(3)     (0.03)         (0.02)
   Distributions in excess of capital gains                  -            -            -            -              -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.44)       (0.36)       (0.29)       (0.36)         (0.37)
                                                      ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  17.14     $  15.89     $  15.38     $  14.40     $    12.38
======================================================================================================================
TOTAL RETURN(2)                                          10.81%        5.72%        9.00%       19.52%         (7.94)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 53,958     $ 35,693     $ 27,584     $ 19,354     $   12,089
   Ratio of gross expenses to average net assets          0.23%        0.22%        0.26%        0.23%          0.23%
   Ratio of net expenses to average net assets            0.20%        0.20%        0.20%        0.10%          0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                       2.70%        2.29%        2.04%        2.34%          2.71%
   Ratio of net investment income to average
     net assets                                           2.73%        2.31%        2.11%        2.46%          2.83%
Portfolio turnover rate                                  13.27%        3.20%       20.59%       19.58%         21.72%

======================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/Less than ($0.005) per share.




================================================================================
                                  accessor 76

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND
-------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS SHARES                                     2006           2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     15.97    $     15.32    $     14.15    $     11.86    $     13.65

   Net investment income (loss)(1)                          0.38           0.31           0.27           0.28           0.31
   Net realized and unrealized gain (loss)
      on investments(1)                                     1.51           0.65           1.17           2.31          (1.78)
                                                     -------------------------------------------------------------------------
Total from investment operations                            1.89           0.96           1.44           2.59          (1.47)

   Distributions from net investment income                (0.37)         (0.30)         (0.25)         (0.27)         (0.31)
   Distributions from capital gains                        (0.00)(3)      (0.01)         (0.02)         (0.03)         (0.01)
   Distributions in excess of capital gains                    -              -              -              -              -
                                                     -------------------------------------------------------------------------
Total distributions                                        (0.37)         (0.31)         (0.27)         (0.30)         (0.32)
                                                     -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $     17.49    $     15.97    $     15.32    $     14.15    $     11.86
==============================================================================================================================
TOTAL RETURN(2)                                            11.96%          6.43%         10.21%         22.09%        (10.84)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $    54,430    $    45,890    $    34,118    $    22,173    $    16,703
   Ratio of gross expenses to average net assets            0.22%          0.20%          0.25%          0.23%          0.24%
   Ratio of net expenses to average net assets              0.20%          0.20%          0.20%          0.10%          0.10%
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                        2.23%          2.03%          1.82%          2.06%          2.30%
   Ratio of net investment income to average
      net assets                                            2.25%          2.03%          1.88%          2.19%          2.44%
   Portfolio turnover rate                                 14.32%          1.95%         12.74%         19.56%         32.07%

==============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchases of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/Less than ($0.005) per share.


================================================================================
                                  accessor 77

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND
----------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                  2006           2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    16.14     $    15.17     $    13.62     $    10.80     $    13.00

   Net investment income (loss)(1)                       0.23           0.20           0.18           0.20           0.19
   Net realized and unrealized gain (loss)
     on investments(1)                                   2.06           0.96           1.55           2.82          (2.20)
                                                   ------------------------------------------------------------------------
Total from investment operations                         2.29           1.16           1.73           3.02          (2.01)

   Distributions from net investment income             (0.22)         (0.19)         (0.18)         (0.20)         (0.19)
   Distributions from capital gains                         -              -              -              -              -
   Distributions in excess of capital gains                 -              -              -              -              -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.22)         (0.19)         (0.18)         (0.20)         (0.19)
                                                   ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    18.21     $    16.14     $    15.17     $    13.62     $    10.80
===========================================================================================================================
TOTAL RETURN(2)                                         14.30%          7.73%         12.75%         28.22%        (15.50)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   51,586     $   39,186     $   30,623     $   25,041     $   20,095
   Ratio of gross expenses to average net assets         0.22%          0.20%          0.25%          0.22%          0.22%
   Ratio of net expenses to average net assets           0.20%          0.20%          0.20%          0.10%          0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      1.33%          1.30%          1.24%          1.59%          1.48%
   Ratio of net investment income to average
     net assets                                          1.35%          1.30%          1.30%          1.71%          1.60%
Portfolio turnover rate                                 18.90%          1.76%         15.63%         16.85%          9.59%

===========================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.




================================================================================
                                  accessor 78

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND
---------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                   2006          2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    16.27     $    14.97     $    13.08     $    10.04     $   12.58

   Net investment income (loss)(1)                       0.09           0.06           0.05           0.05          0.03
   Net realized and unrealized gain (loss)
     on investments(1)                                   2.50           1.26           1.86           3.03         (2.55)
                                                   -----------------------------------------------------------------------
Total from investment operations                         2.59           1.32           1.91           3.08         (2.52)

   Distributions from net investment income             (0.05)         (0.02)         (0.02)         (0.04)        (0.01)
   Distributions from capital gains                         -              -              -              -         (0.01)
   Distributions in excess of capital gains                 -              -              -              -             -
                                                   -----------------------------------------------------------------------
Total distributions                                     (0.05)         (0.02)         (0.02)         (0.04)        (0.02)
                                                   -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    18.81     $    16.27     $    14.97     $    13.08     $   10.04
==========================================================================================================================
TOTAL RETURN(2)                                         15.95%          8.86%         14.60%         30.74%       (20.02)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   37,716     $   21,970     $   15,590     $   11,580     $   8,120
   Ratio of gross expenses to average net assets         0.26%          0.24%          0.30%          0.25%         0.23%
   Ratio of net expenses to average net assets           0.20%          0.20%          0.20%          0.10%         0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      0.48%          0.35%          0.27%          0.29%         0.16%
   Ratio of net investment income to average
     net assets                                          0.54%          0.39%          0.37%          0.44%         0.29%
Portfolio turnover rate                                 10.73%          2.01%          3.61%          7.27%         8.11%

==========================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.



================================================================================
                                  accessor 79

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POORS 500 INDEX*|
 --------------------------|

The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "baseweighted aggregative" expressed in relatives with the average value for the base period (19411943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (19411943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

Starting in September 2005, Standard & Poors uses a float adjusted market capitalization to weight the stocks in the S&P 500 Index. This approach endeavors to exclude strategic shareholders that are closely held by other publicly traded companies, control groups, or government agencies. The resulting stock weightings are believed to reflect the value available in the public markets.


--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAWHILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

--------------------------------------------------------------------------------
S&P 500/CITIGROUP GROWTH INDEX / S&P 500/CITIGROUP VALUE INDEX|
--------------------------------------------------------------|

Standard and Poor's, has renamed its style indices, the S&P 500/BARRA Growth Index to the S&P 500/Citigroup Growth Index (the "Growth Index") and S&P
500/BARRA Value Index to the S&P 500/Citigroup Value Index (the "Value Index") as of December 16, 2005 and changed the calculation methodology used to separate the S&P 500 into two comparably sized style indices.

The Growth and Value Indices are constructed in a four-step process.

1. Every S&P 500 Index stock is scored on seven risk factors three measuring growth and four measuring value.

2. After standardizing the factor scores, each company is assigned a growth score and a value score by averaging its individual growth and value scores, respectively.

3. All 500 companies are then ranked twice, once by growth and once by value.

4. The ratio of a company's growth rank divided by its value rank determines its style index membership. Stocks in the top 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Growth Index. Stocks in the bottom 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Value Index. Stocks in the middle 34% of this list have their market cap distributed between the growth and value style indices according to their similarity to the average stock in each of the "pure" style groups.

This methodology results in some stocks being members of both Growth and Value Indices. Because the market cap of these stocks is split between the two indices, however, the summed total capitalization of the Growth and Value Indices equals the total capitalization of the parent index, the S&P 500 Index.



As of December 31, 2006, there were 310 companies in the Growth Index and 349 companies in the Value Index.








                                   accessor 80

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX*|
-----------------------------------------|

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began co-branding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

--------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|

The MSCI EAFE + EM Index is a market capitalization-weighted index composed of companies representative of the market structure of 47 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

The MSCI EAFE Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.
================================================================================




================================================================================
                                  accessor 81

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------


As of December 31, 2006, the MSCI + EM Index consisted of 1,959 companies traded on stock markets in 47 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.70%, Austria 0.52%, Belgium 1.05%, Denmark 0.69%, Finland 1.21%, France 8.50%, Germany 6.27%, Greece 0.54%, Hong Kong 1.50%, Ireland 0.74%, Italy 3.27%, Japan 19.01%, Netherlands 2.85%, New Zealand 0.13%, Norway 0.78%, Portugal 0.29%, Singapore 0.80%, Spain 3.42%, Sweden 2.19%, Switzerland 5.80%, United Kingdom 19.97%.

Emerging Markets: Argentina 0.13%, Brazil 1.66%, Chile 0.24%, China 1.86%, Colombia 0.05%, Czech Republic 0.12%, Egypt 0.13%, Hungary 0.17%, India 1.02%, Indonesia 0.26%, Israel 0.36%, Jordan 0.02%, Korea 2.44%, Malaysia 0.41%, Mexico 0.97%, Morocco 0.04%, Pakistan 0.03%, Peru 0.07%, Philippines 0.08%, Poland 0.27%, Russia 1.67%, South Africa 1.31%, Taiwan 1.98%, Thailand 0.23%, Turkey 0.23%.


Unlike other broadbased indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2006, the value of the MSCI EAFE + EM Index was 331.04.


--------------------------------------------------------------------------------
LEHMAN BROTHERS*                        |
GOVERNMENT/CREDIT  INDEX                |
GOVERNMENT/CREDIT 1-5 YEAR INDEX        |
MORTGAGE-BACKED   SECURITIES  INDEX     |
--------------------------------------- |


The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasifederal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 15 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.



================================================================================
                                  accessor 82

================================================================================
                                   APPENDIX A


The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).


--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.
--------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX* |
----------------------------------------------|



The US High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. "Yankee" bonds (debt of foreign issuers issued in the US domestic market) are included in the Index provided the issuer is domiciled in a country having an investment grade foreign currency long-term debt rating (based on a composite of Moody's and S&P). 144a issues are not included in the Index until they are exchanged for registered securities. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody's and S&P. The index is rebalanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end balancing at which point they are dropped from the index. Additional sub-indices are available that segment the Index between cash pay and deferred interest bonds, as well as by rating and sector. The inception date of the index is August 31, 1986.


--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
*THE HIGH YIELD BOND FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MERRILL LYNCH
--------------------------------------------------------------------------------

















================================================================================

                                   accessor 83

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that significantly affected their performance over the recent period


o    Fund performance data and financial statements

o    Fund holdings.

PORTFOLIO HOLDINGS. The Funds will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com


SECURITIES AND EXCHANGE COMMISSION
Washington, DC  205490102
Public Reference Section (202) 551-8090 (for inquiries regarding hours of operation only)
email:  publicinfo@sec.gov
web site:  www.sec.gov


You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.


Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.


                                   accessor 84

                  ACCESSOR FUNDS, INC.  INVESTOR CLASS SHARES




                                   PROSPECTUS








           [LOGO] ACCESSOR                         April 30, 2007








     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE

















                                   accessor 1

================================================================================
                               TABLE OF CONTENTS


THE FUNDS
   Growth Fund Details and Performance........................................4
   Value Fund Details and Performance.........................................6
   Small to Mid Cap Fund Details and Performance..............................8
   International Equity Fund Details and Performance.........................10
   High Yield Bond Fund Details and Performance..............................12
   Intermediate Fixed-Income Fund Details and Performance....................14
   Short-Intermediate Fixed-Income Fund Details and Performance..............16
   Mortgage Securities Fund Details and Performance..........................18
   U.S. Government Money Fund Details and Performance........................20
   Income Allocation Fund Details and Performance............................22
   Income & Growth Allocation Fund Details and Performance...................24
   Balanced Allocation Fund Details and Performance..........................27
   Growth & Income Allocation Fund Details and Performance...................30
   Growth Allocation Fund Details and Performance............................33
   Aggressive Growth Allocation Fund Details and Performance.................36
   Fund Expenses.............................................................38
   Securities and Risks......................................................40
   Management, Organization and Capital Structure............................48


SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................56
   Exchanging Fund Shares....................................................60
   Redeeming Fund Shares.....................................................60
   Dividends and Distributions...............................................62
   Valuation of Securities...................................................62
   Taxation..................................................................64
   Service & Distribution Arrangements.......................................65
   Privacy Policy............................................................66
   Financial Highlights......................................................67

APPENDIX A
   Description of Fund Indices...............................................82





                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS



o A family of 16 mutual funds. This Prospectus describes the Investor Class Shares of 15 of the Funds, each with four classes of shares, and one with five classes of shares, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:


UNDERLYING EQUITY FUNDS:               UNDERLYING Fixed-Income FUNDS:
     Growth Fund                            High Yield Bond Fund
     Value Fund                             Intermediate Fixed-Income Fund
     Small to Mid Cap Fund                  Short-Intermediate Fixed-Income Fund
     International Equity Fund              Mortgage Securities Fund
                                            U.S. Government Money Fund
ALLOCATION FUNDS:                      ALLOCATION FUNDS:
     Income Allocation Fund                 Growth & Income Allocation Fund
     Income & Growth Allocation Fund        Growth Allocation Fund
     Balanced Allocation Fund               Aggressive Growth Allocation Fund

For information about the other classes and Funds of Accessor Funds, please request the current Accessor Funds Prospectuses.


o    A variety of equity, fixed-income and balanced mutual funds.


o When used together, designed to help investors realize the benefits of asset allocation and diversification.

o    Managed and  administered  by Accessor  Capital  Management  LP  ("Accessor
Capital").

o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).


Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range, and each invests in a combination of the Advisor Class Shares of the Underlying Funds, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described in this Prospectus. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds seek to offer additional diversification through a single investment.



Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 43.



================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      * * *

DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT RESULTS.


                                   accessor 3

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Growth Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants. The Fund invests primarily in stocks of companies that Enhanced Investment Technologies, LLC ("INTECH"), the Fund's Money Manager, selects for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/Citigroup Growth Index. See Appendix A for additional information about the index. INTECH employs a disciplined, mathematical investment strategy designed to seek returns in excess of the target benchmark, while reducing the risk of significant under performance.
                                           |------------------------------------
The  underlying  premise of the strategy   |MARKET  CAPITALIZATION:  The Growth
is to build portfolios of companies in a   |Fund generally invests in companies
more potentially  efficient  combination   |with market  capitalizations within
than the benchmark.  Such strategy seeks   |the    range    of    the    market
to  produce  returns  in  excess  of the   |capitalizations  of  the  companies
benchmark.  The underlying assumption of   |included  in the S&P 500 Index.  As
INTECH's   investment  process  is  that   |of  March  31,  2007,   the  market
large cap markets are  efficient  in the   |capitalization of the S&P 500 Index
sense  that stock  prices  tend to reach   |ranged  from $1.5  billion  for the
equilibrium  fairly  quickly.   INTECH's   |smallest  company to $429.5 billion
process  searches  for stocks  with high   |for the largest company.
relative  volatility and low correlation   |------------------------------------
to build portfolios whose total return will exceed the return of the component stocks.


The Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its objective by identifying stocks with higher average volatility than the Growth Fund's benchmark index and combining those stocks in a manner that INTECH believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH's mathematical investment process seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant under performance relative to the benchmark index. The proprietary mathematical process used by INTECH may not achieve desired results.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Growth Stocks. Growth stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

                                   accessor 4

================================================================================


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                GROWTH FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------




[GRAPH]                                                       YEAR-TO-DATE
                                                                 -0.52%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/07
                                                              -----------------
25.23  23.99  15.73  24.45   21.28   10.96   6.11    6.36      BEST QUARTER
--------------------------------------------------------         27.49%
  99     00       01      02      03      04    05    06      4TH QTR 1998
                                                              -----------------
                                                              WORST QUARTER
                                                                 -18.90%
                                                              1ST QTR 2001


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR       5 YEARS         INCEPTION*
--------------------------------------------------------------------------------------------------------------------------

Fund returns before taxes                                                       6.36%        2.79%           0.87%
Fund returns after taxes on distributions                                       6.31%        2.76%           0.45%
Fund returns after taxes on distributions & sale of Fund shares                 4.13%        2.37%           0.53%
S&P 500/Citigroup Growth Index /1                                               11.01%       3.31%           N/A




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *7/1/98 INCEPTION DATE

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
























--------------------------------------------------------------------------------
(1) THE S&P 500 INDEX ("S&P 500") IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/CITIGROUP GROWTH INDEX (FORMERLY THE S&P 500/BARRA GROWTH INDEX) IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                                   accessor 5

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Value Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund   |------------------------------------
seeks  to  achieve  its   objective   by   |MARKET  CAPITALIZATION:  The  Value
investing   principally  in  common  and   |Fund generally invests in companies
preferred      stocks,       convertible   |with market  capitalizations within
securities,  and rights and  warrants of   |the    range    of    the    market
companies     whose    stocks     appear   |capitalizations  of  the  companies
attractively  valued  relative  to  their  |included  in the S&P 500 Index.  As
peers,  in addition to having  favorable   |of  March  31,  2007,   the  market
earnings,      quality     and     price   |capitalization of the S&P 500 Index
characteristics.   The  Fund   seeks  to   |ranged  from $1.5  billion  for the
invest  primarily in stocks of companies   |smallest  company to $429.5 billion
that    Acadian     Asset     Management   |for the largest company.
("Acadian"),  the Fund's Money  Manager,   ------------------------------------
believes are undervalued. Acadian attempts to exceed the performance of the Fund's benchmark, the S&P 500/Citigroup Value Index. See Appendix A for additional information about the Index. The Fund may also engage in various portfolio strategies (for example, futures) to reduce certain risks of its investments and to enhance income, but not for speculation.

Acadian uses stock factors in an effort to predict how well each stock in its 5,500-stock U.S. universe will perform relative to its peer group. Acadian also applies separate models to forecast sector-level returns, in an effort to predict how well the stock's sector will perform relative to other sectors in the U.S., and then add that forecast to each stock's forecast. At the individual stock level, Acadian uses a wide range of quantitative factors, including valuation, earnings, quality metrics, price movements and size. At the sector level, they utilize valuation, risk, growth and economic movements. Acadian combines and weights the values of all the factors, utilizing a proprietary methodology to determine a return forecast for each stock. The end result is a ranking of the entire 5,500-stock universe from most attractive to least attractive. The firm then uses a sophisticated portfolio optimization system to trade off the expected return of the stocks with such considerations as the Fund's benchmark index, targeted level of risk, transaction cost estimates and other requirements. Sector weights fall out of the bottom-up stock selection process, with overall portfolio risk control ensuring an appropriate level of diversification. A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive holding. The replacement stock's expected return must be enough to more than cover the transaction costs of selling the current holding and buying the new opportunity.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common Stocks tend to be more volatile than other investment choices.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.



o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Value Stocks. Although the Fund invests in securities that the Money Manager believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. In addition, the markets may favor growth stocks over stocks that are undervalued.


AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

                                   accessor 6

================================================================================



PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2007. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                   VALUE FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------


[GRAPH]                                                        YEAR-TO-DATE
                                                                  0.64%
AS OF 12/31 EACH YEAR                                          AS OF 3/31/07
                                                              --------------
6.35    1.88    9.94   23.20    29.92  14.13  5.78  15.88     BEST QUARTER
---------------------------------------------------------         18.82%
 99      00       01       02      03      04   05    06      4TH QTR 1998
                                                              --------------
                                                               WORST QUARTER
                                                                  -17.77%
                                                               3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                                                                      SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR        5 YEARS        INCEPTION*
---------------------------------------------------------------------------------------------------------------------------

Fund returns before taxes                                                       15.88%        6.90%           3.57%
Fund returns after taxes on distributions                                       15.50%        6.59%           2.39%
Fund returns after taxes on distributions & sale of Fund shares                 10.31%        5.77%           2.31%
S&P 500/Citigroup Value Index /1/                                               20.80%        9.06%           N/A


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               *7/1/98 INCEPTION DATE



After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.







--------------------------------------------------------------------------------
(1) THE S&P 500/CITIGROUP VALUE INDEX (FORMERLY THE S&P 500/BARRA VALUE INDEX) IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Small to Mid Cap Fund seeks capital growth.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index. See Appendix A for additional information about the index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to
variation  by economic  sectors,        |------------------------------------
industry   or   other   criteria        |SPECIAL   NOTE:   As  of   March  31,
appropriate  to meet the  Fund's        |2007,  the market  capitalization of
objective.  The  Fund  may  also        |the    Dow   Jones    Wilshire   4500
engage  in   various   portfolio        |Completion  Index  ranged  from under
strategies (for example, options        |$1 million  for  the smallest company
or  futures)  to reduce  certain        |to $112.5  billion   for  the largest
risks of its investments and may        |company.  The weighted average market
thereby enhance income,  but not        |value of the Index was $9.9 billion,
for  speculation.  The  Fund may        |which may vary from month to month.
also  invest in futures for cash        |------------------------------------
management   purposes   to  meet
shareholder redemptions while maintaining exposure to the market.



SSgA Funds Management, Inc. ("SSgA FM"), the Fund's Money Manager, uses a multifactor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA FM's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager will seek to meet the Fund's investment objective by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.




o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 8

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------


[GRAPH]                                                         YEAR-TO-DATE
                                                                   3.92%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/07
                                                                -------------
 26.60   18.60   14.59   15.00  43.28  18.28  12.56  13.22%     BEST QUARTER
---------------------------------------------------------          24.05%
  99        00      01        02     03     04   05      06     4TH QTR 1998
                                                                --------------
                                                                WORST QUARTER
                                                                   -19.78%
                                                                3RD QTR 2001

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/06                                                1 YEAR         5 YEARS         INCEPTION*
------------------------------------------------------------------------------------------------------------------------

Fund returns before taxes                                                       13.22%       12.92%           6.19%
Fund returns after taxes on distributions                                       13.22%       12.92%           4.92%
Fund returns after taxes on distributions & sale of Fund shares                  8.59%       11.33%           4.53%
Dow Jones Wilshire 4500 Completion Index (FLOAT ADJUSTED) /1                    15.28%       12.11%           N/A


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          *6/24/98 INCEPTION DATE

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
















--------------------------------------------------------------------------------
(1) THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT-ADJUSTED) IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.



================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to diversity its investments among at least 10 different countries throughout the world. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

Pictet Asset Management Limited ("Pictet") (formerly Pictet International Management Limited) serves as the Fund's Money Manager. As the Fund's Money Manager, Pictet will seek to meet the Fund's investment objective by investing primarily in stocks based on valuation and timing, not as proxies for country or sector exposure. Pictet does not invest in a purely growth style or a purely value style but rather draws upon internal resources to assess industry dynamics, business franchise/management strategy, financial strength, and valuation. The Fund will maintain an average market capitalization similar to the average market capitalization of the MSCI EAFE + EM NDTR_D Index. See Appendix A for additional information about the index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 10

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on October 1, 2005. The chart and table reflect results achieved by the previous Money Managers prior to that date.


--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------




[GRAPH]                                                         YEAR-TO-DATE
                                                                   5.73%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/07
                                                                --------------
48.23  24.92     25.19   15.12  33.72  17.29  13.93   32.59      BEST QUARTER
-----------------------------------------------------------         30.01%
 99      00         01       02     03     04     05    06      4TH QTR 1999
                                                                --------------
                                                                WORST QUARTER
                                                                   -20.85%
                                                                3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                            SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR       5 YEARS       INCEPTION*
---------------------------------------------------------------------------------------------------------------------

Fund returns before taxes                                                       32.59%       14.99%        5.75%
Fund returns after taxes on distributions                                       32.55%       14.99%        4.62%
Fund returns after taxes on distributions & sale of Fund shares                 21.18%       13.20%        4.26%
MSCI EAFE + EM GDTR_D Index /1                                                  27.76%       16.68%        N/A
MSCI EAFE + EM NDTR_D INDEX /2                                                  27.25%       16.24%        N/A




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        *7/6/98 INCEPTION DATE

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.





--------------------------------------------------------------------------------
(1) THE MSCI EAFE + EM GDTR_D INDEX (FORMERLY THE MSCI EAFE + EMF INDEX) IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE. GDTR INDICATES THAT THIS SERIES APPROXIMATES THE MAXIMUM POSSIBLE DIVIDEND REINVESTMENT. THE AMOUNT REINVESTED IS THE DIVIDEND DISTRIBUTED TO INDIVIDUALS RESIDENT IN THE COUNTRY OF THE COMPANY, BUT DOES NOT INCLUDE TAX CREDITS.

(2) THE MSCI EAFE + EM NDTR_D INDEX IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA), INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE AND EMERGING MARKET COUNTRIES. "NDTR" INDICATES THAT THE DATA SERIES APPROXIMATES THE MINIMUM POSSIBLE DIVIDEND REINVESTMENT. THE DIVIDEND IS REINVESTED AFTER DEDUCTION OF WITHHOLDING TAX, APPLYING THE RATE APPLICABLE TO NON-RESIDENT INDIVIDUALS WHO DO NOT BENEFIT FROM DOUBLE TAXATION TREATIES. MSCI USES WITHHOLDING TAX RATES APPLICABLE TO LUXEMBOURG HOLDING COMPANIES. "D" INDICATES THAT THE U.S. DOLLAR IS USED AS THE BASE CURRENCY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE GDTR_D SERIES WITH THE NDTR_D SERIES. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE FORMER SERIES OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE NDTR_D SERIES IN THE FUTURE.

================================================================================
                                  accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high yield corporate bonds commonly referred to as "junk bonds." This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality
by the Money Manager. The Fund will        |-----------------------------------
normally invest in securities that,        |DURATION:  One of  the  fundamental
at the time of initial  investment,        |tools  used by  money  managers  in
are rated lower than BBB and higher        |security selection, is a measure of
than CC+ by S&P or rated lower than        |the  price  sensitivity  of a  debt
Baa3 and higher than Ca by Moody's.        |security  or a  portfolio  of  debt
The  Fund  will  normally  seek  an        |securities  to relative  changes in
aggregate  dollar-weighted  average        |interest  rates.  For  instance,  a
portfolio  duration  that  does not        |duration  of  "three"  means that a
vary  outside  of a band of plus or        |portfolio's  or  security's  price
minus 20% from  that of the  Fund's        |would be  expected  to  decrease by
benchmark,  the Merrill  Lynch U.S.        |approximately 3% with a 1% increase
High  Yield  Master II  Index.  See        |in  interest   rates   (assuming  a
Appendix    A    for     additional        |parallel shift in the yield curve).
information  about the  index.  The        |As of March 31,  2007,  the Merrill
Money   Manager   will  attempt  to        |Lynch U.S. High Yield Master II
exceed the total return performance        |Index   duration  was  5.70  years,
of  the  Merrill  Lynch  U.S.  High        |although the  duration  will likely
Yield Master II Index. The Fund may        |vary in the future.
also invest in dollar  denominated,        |----------------------------------
non-investment grade bonds of foreign issuers that, at the time of initial investment, are rated as lower than BBB and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.

Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

                                   accessor 12

================================================================================


o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.




PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                         YEAR-TO-DATE
                                                                    2.99%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/07
                                                                --------------
  4.66     1.02     23.60      8.95     2.11   10.71            BEST QUARTER
-----------------------------------------------------               8.41%
   01       02        03        04      05     06               2ND QTR 2003
                                                                -------------
                                                                WORST QUARTER
                                                                    -3.86%
                                                                3RD QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------




                                                                                                           SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR      5 YEARS     INCEPTION*
----------------------------------------------------------------------------------------------------------------------

Fund returns before taxes                                                       10.71%       8.99%      7.02%
Fund returns after taxes on distributions                                       7.83%        5.98%      3.91%
Fund returns after taxes on distributions & sale of Fund shares                 6.87%        5.86%      4.05%
Lehman Brothers U.S. Corporate High Yield Index/1                               11.85%      10.18%       N/A
Merrill Lynch U.S. High Yield Master II Index /2                                11.72%      9.85%        N/A




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *5/1/00 INCEPTION DATE


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.









--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


(2) THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX TRACKS THE PERFORMANCE OF BELOW-INVESTMENT GRADE U.S. DOLLAR-DENOMINATED CORPORATE BONDS ISSUED IN THE U.S. DOMESTIC MARKET. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX WITH THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE LEHMAN INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX IN THE FUTURE.

================================================================================
                                   accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in Fixed-Income securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and mortgage-backed and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that the Fund's
duration does not vary more or less        |------------------------------------
than  20% from  that of the  Fund's        |DURATION:  one of  the  fundamental
benchmark,   the  Lehman   Brothers        |tools  used by  money  managers  in
Government/Credit  Index (the "LBGC        |security selection, is a measure of
Index").   See   Appendix   A   for        |the  price  sensitivity  of a  debt
additional  information  about  the        |security  or a  portfolio  of  debt
index. The Fund invests principally        |securities  to relative  changes in
in  debt  securities   rated  A  or        |interest  rates.  For  instance, a
higher  by  S&P or  Moody's  at the        |duration  of  "three"  means that a
time  of  purchase.  The  Fund  may        |portfolio's  or  security's   price
invest up to 20% of its net  assets        |would be  expected  to  decrease by
in  securities  rated BBB by S&P or        |approximately 3% with a 1% increase
Baa by Moody's  and up to 6% of its        |in  interest   rates   (assuming  a
net assets in  securities  rated BB        |parallel shift in the yield curve).
by S&P  or Ba by  Moody's  or  debt        |As of  March  31,  2007,  the  LBGC
securities unrated but judged to be        |Index   duration  was  5.12  years,
of comparable  quality by the Money        |although the  duration  will likely
Manager.  The Fund may also  invest        |vary in the future.
in mortgage-backed  securities. The         -----------------------------------
Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 14

================================================================================

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------


[GRAPH]                                                            YEAR-TO-DATE
                                                                      0.90%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/07
                                                                 --------------
 4.05     9.64     7.46     11.15     4.41    3.37  3.36   3.30   BEST QUARTER
---------------------------------------------------------------       5.06%
   99       00       01        02       03      04   05      06   3RD QTR 2002
                                                                  ------------
                                                                  WORST QUARTER
                                                                      -3.21%
                                                                  2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                                                                     SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR           5 YEARS        INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       3.30%            5.08%           4.99%
Fund returns after taxes on distributions                                       0.90%            2.84%           2.73%
Fund returns after taxes on distributions & sale of Fund shares                 2.11%            3.02%           2.88%
Lehman Brothers Government/Credit Index /1                                      3.78%            5.17%           N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)              *7/14/98 INCEPTION DATE



--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.





--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.

================================================================================
                                   accessor 15

--------------------------------------------------------------------------------
                                 UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The    |-------------------------------------
Fund seeks to achieve its objective    |DURATION:  one of  the  fundamental
by  investing  at least  80% of its    |tools  used by  money  managers  in
assets in Fixed-Income  securities.    |security selection, is a measure of
This  policy  may  not  be  changed    |the  price  sensitivity  of a  debt
unless   Fund    shareholders   are    |security  or a  portfolio  of  debt
notified   at   least  60  days  in    |securities  to relative  changes in
advance of the proposed change. The    |interest  rates.  For  instance,  a
Fund primarily invests in corporate    |duration  of  "three"  means that a
bonds,  U.S.  Government  or agency    |portfolio's  or  security's   price
securities     and     asset-backed    |would be  expected  to  decrease by
securities  that are of  investment    |approximately 3% with a 1% increase
grade  quality or that are  unrated    |in  interest   rates   (assuming  a
but  judged  to  be  of  comparable    |parallel shift in the yield curve).
quality  or  higher  by  the  Money    |As of March 31, 2007,  the LBGC 1-5
Manager.  The  Fund  will  normally    |Index   duration  was  2.4  years,
seek  to  have  a   dollar-weighted    |although the  duration  will likely
average  portfolio  duration of not    |vary in the future.
less  than two  years nor more than     --------------------------------------
five years and normally  invests in
securities so that the Fund's duration does not vary more or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). See Appendix A for additional information about the index. The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. Therefore, GSE's are subject to credit risk.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 16

================================================================================

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
      SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                      YEAR-TO-DATE
                                                                 1.05%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/07
                                                             -------------
                                                             BEST QUARTER
  0.70  7.04  6.15  6.21  1.74    1.71   2.02  3.68%              4.03%
----------------------------------------------------         3RD QTR 2001
   99    00    01    02    03      04     05   06            -------------
                                                             WORST QUARTER
                                                                 -1.69%
                                                             2ND QTR 2004


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                                                         SINCE
FOR THE PERIODS ENDED 12/31/06                                                   1 YEAR     5 YEARS      INCEPTION*
-------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       3.68%       3.06%        3.85%
Fund returns after taxes on distributions                                       1.95%       1.65%        2.13%
Fund returns after taxes on distributions & sale of Fund shares                 2.37%       1.78%        2.22%
Lehman Brothers Government/Corporate 15 Year Index   /1                         4.22%       3.77%        N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *7/14/98 INCEPTION DATE


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 15 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities, including passthroughs and CMOs, CMBSs and asset-backed securities, rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). See Appendix A for additional information about the index. The Fund may utilize options on U.S. Government securities, interest rate swaps, interest rate futures contracts, and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);


                                            |-----------------------------------
o    rigorous  quantitative  analysis to    |DURATION:  one of  the  fundamental
security    valuation    (mathematically    |tools  used by  money  managers in
analyzing a security's value); and          |security selection, is a measure of
                                            |the  price  sensitivity  of a  debt
o    quality credit analysis  (analyzing    |security  or a  portfolio  of  debt
a security's credit quality).               |securities  to relative  changes in
                                            |interest  rates.  For  instance,  a
BlackRock's   Investment   Strategy         |duration  of  "three"  means that a
Committee  determines  the firm's  broad    |portfolio's  or  security's  price
investment strategy based on |would be expected to decrease by macroeconomics (for example, interest |approximately 3% with a 1% increase
rate trends) and market trends,  as well    |in  interest   rates  (assuming  a
as input from risk management and credit |parallel shift in the yield curve). committee professionals. Fund managers |As of March 31, 2007, the duration
then implement this strategy by |of the LBM Index was 3.58 years, selecting the sectors and securities |although the duration will likely
which offer the greatest  relative value    |vary in the future.
within investment guidelines. Investment ----------------------------------- selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Leverage Risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. Interest on borrowings may be greater than the Fund's return on the underlying investment.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 18

================================================================================

o     Management  Risk.  The strategy that the Money Manager uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------


[GRAPH]                                                           YEAR-TO-DATE
                                                                     0.96%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/07
                                                                  -------------
  0.69     10.58     7.14     7.57     1.80    3.40  1.59  3.55   BEST QUARTER
---------------------------------------------------------------       4.03%
   99        00       01       02       03      04   05    06     3RD QTR 2001
                                                                  -------------
                                                                  WORST QUARTER
                                                                     -1.51%
                                                                  2ND QTR 2004

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/06                                                 1 YEAR           5 YEARS        INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       3.55%           3.56%            4.53%
Fund returns after taxes on distributions                                       1.81%           2.01%            2.66%
Fund returns after taxes on distributions & sale of Fund shares                 2.29%           2.12%            2.72%
Lehman Brothers Mortgage-Backed Securities Index /1                             5.22%           4.85%            N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)            *7/8/98 INCEPTION DATE



--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.






















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.

================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities") or in repurchase agreements secured by such instruments. This non-fundamental investment policy may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund may be 100% invested in securities of the U.S. Government, its agencies or instrumentalities, it's return may be less than a Fund which can invest without limitation in all types of securities.


Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Repurchase Agreements. Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells the Fund a security at one price and agrees to repurchase that security at a higher price. If the seller becomes subject to a bankruptcy or other insolvency proceeding or fails to repurchase the security from the Fund, the Fund may incur losses including as a result of a possible decline in the value of the underlying security and lack of access to the income on the underlying security during the period while the Fund seeks to enforce its rights thereto.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.



















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 20

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------




[GRAPH]                                                            YEAR-TO-DATE
                                                                        1.06%
AS OF 12/31 EACH YEAR                                              AS OF 3/31/07
                                                                  --------------
  4.20     5.47     3.30     0.94     0.35     0.68   2.27  3.97%  BEST QUARTER
-----------------------------------------------------------------       1.41%
   99       00       01       02       03       04    05    06     4TH QTR 2000
                                                                   ------------
                                                                   WORST QUARTER
                                                                      0.07%
                                                                   2ND QTR 2003

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------



                                                                                                                 SINCE
FOR THE PERIODS ENDED 12/31/06                                                 1 YEAR           5 YEARS        INCEPTION*
------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       3.97%            1.63%            2.72%
Citigroup U.S. Domestic 3-Month T-Bill Index                                    4.76%            2.06%            N/A




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)          *7/29/98 INCEPTION DATE




The Fund's 7-day effective yield on 3/31/07 was 4.31%.
























--------------------------------------------------------------------------------

(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.

     FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504 OR VISIT WWW.ACCESSOR.COM.
================================================================================
                                   accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.



PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four fixed-income Underlying Funds and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 70% and 30%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1-3 year investment time horizon.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION             3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES     3/31/07  POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                              0.0%        0%-10%
    Growth                                0.0%         0-5%
    Value                                 0.0%         0-5%
    Small to Mid Cap                      0.0%         0-5%
    International Equity                  0.0%         0-5%


FIXED-INCOME FUNDS                        70.0%        50%-95%      [PIE CHART]
    High Yield Bond                       10.5%         5-20%
    Intermediate Fixed-Income              0.0%         0-20%
    Short-Intermediate Fixed-Income       55.0%        20-60%
    Mortgage Securities                    4.5%         5-30%

MONEY MARKET FUNDS                        30.0%        5%-40%
    U.S. Government Money*                30.0%         5-40%



--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 22

================================================================================

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                  YEAR-TO-DATE
                                                             1.26%
AS OF 12/31                                              AS OF 3/31/07
                                                        ---------------
  5.49     5.16     4.17      2.28     1.92   3.81        BEST QUARTER
----------------------------------------------------          3.09%
   01       02       03        04      05      06        1ST QTR 2001
                                                        ---------------
                                                         WORST QUARTER
                                                            -1.18%
                                                         2ND QTR 2004


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                                                                   SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       3.81%           3.46%           3.79%
Fund returns after taxes on distributions                                       2.22%           2.09%           2.33%
Fund returns after taxes on distributions & sale of Fund shares                 2.45%           2.15%           2.36%
Lehman Brothers Aggregate Bond Index  /1                                        4.33%           5.06%           N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        *12/27/00 INCEPTION DATE


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.






--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASSTHROUGH SECURITIES, AND asset-backed SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
--------------------------------------------------------------------------------


                                   accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four fixed-income Underlying Funds, and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 35.2%, 46.4% and 18.4%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

-------------------------------------------------------------------------------
                                           ASSET ALLOCATION             3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES    3/31/07  POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                            35.2%       20%-40%
    Growth                              10.9%         5-15%
    Value                                9.0%         5-15%
    Small to Mid Cap                     5.0%         2-12%
    International Equity                10.3%         0-15%

FIXED-INCOME FUNDS                      46.4%       30%-75%         [PIE CHART]
    High Yield Bond                      8.4%         5-20%
    Intermediate Fixed-Income            0.0%         0-20%
    Short-Intermediate Fixed-Income     33.0%        15-40%
    Mortgage Securities                  5.0%         0-20%

MONEY MARKET FUNDS                      18.4%        5%-25%
    U.S. Government Money*              18.4%         5-25%


--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 24

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.


o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.



                                   accessor 25

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------




[GRAPH]                                                  YEAR-TO-DATE
                                                             1.50%
AS OF 12/31                                              AS OF 3/31/07
                                                        ---------------
  1.04     2.92     13.00       5.88      3.89   7.76      BEST QUARTER
------------------------------------------------------        6.83%
    01        02        03         04       05     06    2ND QTR 2003
                                                        ----------------
                                                         WORST QUARTER
                                                             -4.70%
                                                         3RD QTR 2002


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------




                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*
--------------------------------------------------------------------------------------------------------------------------

Fund returns before taxes                                                       7.76%           5.39%           4.28%
Fund returns after taxes on distributions                                       6.58%           4.38%           3.22%
Fund returns after taxes on distributions & sale of Fund shares                 5.01%           4.01%           3.01%
Lehman Brothers Aggregate Bond Index /1                                         4.33%           5.06%           n/a
S&P 500 Index /2                                                               15.79%           6.19%           n/a
Composite Index /3                                                              7.77%           5.40%           n/a
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      *12/27/00 INCEPTION DATE




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.


(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 26

                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS


THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 55.4%, 35.6% and 9.0%, respectively as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. At all times the Fund intends to maintain at least 40% in equity Underlying Funds and at least 25% in Fixed-Income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION          3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES     3/31/07   POTENTIAL RANGE ALLOCATION
--------------------------------------------------------------------------------


EQUITY FUNDS                             55.4%        40%-60%
    Growth                               17.9%         10-20%
    Value                                14.0%         10-20%
    Small to Mid Cap                      7.0%          5-15%
    International Equity                 16.5%          5-15%


Fixed-Income FUNDS                       35.6%         25%-60%      [PIE CHART]
    High Yield Bond                       7.9%          5-20%
    Intermediate Fixed-Income             0.0%          0-20%
    Short-Intermediate Fixed-Income      24.8%          5-30%
    Mortgage Securities                   2.9%          0-20%

MONEY MARKET FUNDS                        9.0%         0%-20%
    U.S. Government Money*                9.0%          0-20%


--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------





















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 27

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.





                                   accessor 28

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                        YEAR-TO-DATE
                                                                   1.77%
AS OF 12/31                                                    AS OF 3/31/07
                                                             ----------------
  5.07     8.40     18.86    8.49    5.24    10.29              BEST QUARTER
--------------------------------------------------                 9.79%
    01        02       03       04     05      06              2ND QTR 2003
                                                             ----------------
                                                               WORST QUARTER
                                                                  -8.15%
                                                               3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*
-----------------------------------------------------------------------------------------------------------------------------


Fund returns before taxes                                                       10.29%          6.51%           4.48%
Fund returns after taxes on distributions                                        9.44%          5.73%           3.67%
Fund returns after taxes on distributions & sale of Fund shares                  6.66%          5.12%           3.34%
Lehman Brothers Aggregate Bond Index  /1                                         4.33%          5.06%           N/A
S&P 500 Index  /2                                                               15.79%          6.19%           N/A
Composite Index/3                                                               10.07%          5.63%           N/A

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE



--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------

                                  accessor 29

                                 ALLOCATION FUND
                     GROWTH & INCOME ALLOCATION FUND DETAILS


THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 65.2%, 29.8% and 5.0%, respectively as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION          3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES    3/31/07   POTENTIAL RANGE  ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             65.2%        50%-70%
    Growth                               19.8%         12-22%
    Value                                16.9%         12-22%
    Small to Mid Cap                      8.9%          6-16%
    International Equity                 19.6%          7-20%


Fixed-Income FUNDS                       29.8%        20%-50%      [PIE CHART]
    High Yield Bond                       8.0%          5-20%
    Intermediate Fixed-Income             1.0%          0-20%
    Short-Intermediate Fixed-Income      17.9%          5-25%
    Mortgage Securities                   2.9%          0-15%

MONEY MARKET FUNDS                        5.0%         0%-15%
    U.S. Government Money*                5.0%          0-15%


--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------





















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 30

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

















                                   accessor 31

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------




[GRAPH]                                                         YEAR-TO-DATE
                                                                    1.83%
AS OF 12/31                                                     AS OF 3/31/07
                                                                -------------
  7.27     11.29     21.41      9.79     5.91     11.40         BEST QUARTER
-------------------------------------------------------            11.31%
    01        02        03         04      05       06          2ND QTR 2003
                                                                -------------
                                                                WORST QUARTER
                                                                  -10.53%
                                                                3RD QTR 2002


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------


Fund returns before taxes                                                       11.40%          6.89%           4.40%
Fund returns after taxes on distributions                                       10.72%          6.24%           3.74%
Fund returns after taxes on distributions & sale of Fund shares                  7.38%          5.53%           3.36%
Lehman Brothers Aggregate Bond Index /1                                          4.33%          5.06%           N/A
S&P 500 Index/2                                                                 15.79%          6.19%           N/A
Composite Index/3                                                               11.22%          5.74%           N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE



--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.










--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASSTHROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------
                                   accessor 32

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 85.0%, 12.9% and 2.1%, respectively as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                            ASSET ALLOCATION            3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES     3/31/07   POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------


EQUITY FUNDS                             85.0%       70%-90%
    Growth                               25.7%        19-30%
    Value                                22.8%        19-30%
    Small to Mid Cap                     11.9%         7-20%
    International Equity                 24.6%        10-25%

Fixed-Income FUNDS                       12.9%        5%-30%       [PIE CHART]
    High Yield Bond                       6.0%         0-15%
    Intermediate Fixed-Income             0.0%         0-15%
    Short-Intermediate Fixed-Income       6.0%         0-15%
    Mortgage Securities                   0.9%         0-15%

MONEY MARKET FUNDS                        2.1%         0%-5%
    U.S. Government Money*                2.1%          0-5%



--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------
























--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 33

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.





o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.














                                   accessor 34

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------




[GRAPH]                                                      YEAR-TO-DATE
                                                                2.00
AS OF 12/31                                                 AS OF 3/31/07
                                                            ----------------
  12.13     15.91     27.59    12.22    7.12    13.77        BEST QUARTER
------------------------------------------------------          14.41%
     01      02        03       04       05     06           2ND QTR 2003
                                                            ----------------
                                                             WORST QUARTER
                                                               -13.79%
                                                             3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                   SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*
----------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       13.77%          7.97%           4.32%
Fund returns after taxes on distributions                                       13.45%          7.60%           3.94%
Fund returns after taxes on distributions & sale of Fund shares                  8.94%          6.67%           3.47%
Lehman Brothers Aggregate Bond Index /1                                          4.33%          5.06%           N/A
S&P 500 Index /2                                                                15.79%          6.19%           N/A
Composite Index  /3                                                             13.51%          5.97%           N/A

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE







after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.




--------------------------------------------------------------------------------

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASSTHROUGH SECURITIES, AND asset-backed SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------
                                   accessor 35

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of each Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 98.7% and 1.3%, respectively as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION            3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES   3/31/07     POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------


EQUITY FUNDS                             98.7%       85%-100%
    Growth                               29.6%         25-35%
    Value                                26.7%         25-35%
    Small to Mid Cap                     14.0%         10-25%
    International Equity                 28.4%         15-30%
FIXED-INCOME FUNDS                        0.0%         0%-10%       [PIE CHART]
    High Yield Bond                       0.0%           0-5%
    Intermediate Fixed-Income             0.0%           0-5%
    Short-Intermediate Fixed-Income       0.0%           0-5%
    Mortgage Securities                   0.0%           0-5%
MONEY MARKET FUNDS                        1.3%          0%-5%
    U.S. Government Money*                1.3%           0-5%

--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 36

================================================================================


o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.




o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                        YEAR-TO-DATE
                                                                   1.95%
AS OF 12/31                                                    AS OF 3/31/07
                                                               ---------------
  16.09     20.41     30.15      14.01      8.31    15.39      BEST QUARTER
----------------------------------------------------------         16.17%
     01         02        03        04        05      06       2ND QTR 2003
                                                               --------------
                                                               WORST QUARTER
                                                                 -17.11%
                                                               3RD QTR 2002


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/06                                                  1 YEAR          5 YEARS         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       15.39%          8.10%           3.61%
Fund returns after taxes on distributions                                       15.35%          8.08%           3.58%
Fund returns after taxes on distributions & sale of Fund shares                 10.01%          7.02%           3.09%
S&P 500 Index /1                                                                15.79%          6.19%           N/A

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)        *12/27/00 INCEPTION DATE





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.













--------------------------------------------------------------------------------
(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------


                                   accessor 37

================================================================================
                                 FUND EXPENSES


The following tables describe the fees and expenses that you may pay if you invest in Investor Class Shares of the Funds. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. the tables reflect estimated fees and expenses of the Funds as a result of changes in contractual obligations during 2007. Historical fees and expenses of the Funds are reflected in the expense ratios set out in the Financial Highlights at the end of this prospectus. Shareholders of the Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by each of the Underlying Funds in which the Allocation Fund invests that are borne by all Underlying Fund shareholders. The investment returns of each Allocation Fund, then, will be net of that Fund's share of the expenses of the Underlying Funds in which the Fund is invested.




SHAREHOLDER FEES (fees paid directly from your investment)(1,2)
                                                                             INVESTOR CLASS SHARES

Maximum Sales Charge Imposed On Purchases (as a percent of offering price)
 Equity Funds and Allocation Funds (except Income Allocation Fund)                    none
 Fixed-Income Funds  and Income Allocation Fund                                       none
Maximum Sales Charge Imposed On Reinvested Dividends                                  none
Maximum Deferred Sales Charge                                                         none
Redemption Fee(3)  (as a percent of amount redeemed)
 Equity Funds  and High Yield Bond Fund                                               2.00%
 Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds                none

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                                                                       SMALL TO       INTERNATIONAL
                                                        GROWTH          VALUE           MID CAP        EQUITY
                                                        ---------------------------------------------------------------

Management Fees(4)                                      0.90%           0.70%           0.95%           1.01%
Distribution and Service (12b-1)Fees                    0.25%           0.25%           0.25%           0.25%
Other Expenses(5, 6)                                    0.52%           0.52%           0.51%           0.61%
                                                        -------------------------------------------------------
Total Annual Fund Operating Expenses                    1.67%           1.47%           1.71%           1.87%




========================================================================================================================

                                                                                 SHORT
                                                        HIGH     INTERMEDIATE    INTERMEDIATE                   U.S.
                                                        YIELD       FIXED       FIXED           MORTGAGE        GOVERNMENT
                                                        BOND       INCOME        INCOME         SECURITIES      MONEY
                                                        ----------------------------------------------------------------
Management Fees(4)                                      0.61%     0.43%         0.43%           0.61%           0.08%
Distribution and Service (12b-1)Fees                    0.25%     0.25%         0.25%           0.25%           0.25%
Other Expenses(5)                                       0.53%     0.54%         0.50%           0.57%           0.65%
                                                        --------------------------------------------------------------
Total Annual Fund Operating Expenses                    1.39%     1.22%         1.18%           1.43%           0.98%



===========================================================================================================================

                                                                     INCOME &                  GROWTH &                AGGRESSIVE
                                                         INCOME       GROWTH       BALANCED      INCOME      GROWTH       GROWTH
ALLOCATION FUNDS                                        ALLOCATION  ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION


Management Fees(4)                                      0.10%           0.10%      0.10%        0.10%        0.10%        0.10%
Distribution & Service (12b-1)Fees                      0.25%           0.25%      0.25%        0.25%        0.25%        0.25%
Other Expenses(7)                                       0.52%           0.42%      0.34%        0.33%        0.33%        0.36%
Acquired Funds Fees and Expenses (8)                    0.62%           0.80%      0.93%        0.97%        1.07%        1.13%
                                                        --------------------------------------------------------------------------
Total Annual Fund Operating Expense                     1.49%           1.57%      1.62%        1.65%        1.75%        1.84%



--------------------------------------------------------------------------------
(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA ACCOUNT WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 55. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY.



                                   accessor 38

================================================================================
                                  FUND EXPENSES



(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, ACCESSOR FUNDS MAY PAY FINANCIAL INTERMEDIARIES WHO HAVE ENTERED INTO ARRANGEMENTS WITH ACCESSOR FUNDS A NONDISTRIBUTION RELATED ADMINISTRATIVE SERVICES FEE OF UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS OF THEIR CLIENTS WHO MAY FROM TIME TO TIME BENEFICIALLY OWN INVESTOR CLASS SHARES OF THE FUNDS.
(6) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.
(7) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE FUNDS. INVESTORS IN THE ALLOCATION FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS.

(8) ACQUIRED FUNDS FEES AND EXPENSES ARE BASED ON THE ESTIMATED FEES AND EXPENSES FOR 2007 FOR THE UNDERLYING FUNDS. IF HISTORICAL FEES AND EXPENSES HAD BEEN USED, THE ACQUIRED FUNDS FEES AND EXPENSES FOR THE ALLOCATION FUNDS WOULD HAVE BEEN 0.64%, 0.83%, 0.95%, 1.00%, 1.11%, 1.16%
     RESPECTIVELY.






The Example shows what an investor in Investor Class Shares of a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Class Shares of a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the
Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                ONE YEAR        THREE YEARS     FIVE YEARS      TEN YEARS


UNDERLYING FUNDS
Growth                                          $145.95          $453.54        $  783.29        $1,715.41
Value                                            154.35           479.24           826.98         1,807.10
Small to Mid Cap                                 176.40           546.51           940.96         2,044.35
International Equity                             201.60           623.03         1,069.98         2,309.42
High Yield Bond                                   95.55           298.40           517.99         1,149.55
Intermediate Fixed-Income                        120.75           376.16           651.31         1,435.86
Short-Intermediate Fixed-Income                   91.35           285.40           495.64         1,101.17
Mortgage Securities                              163.80           508.11           875.95         1,909.39
U.S. Government                                  102.90           321.12           557.02         1,233.77


ALLOCATION FUNDS (1)
Income Allocation                               $158.55          $492.08        $  848.77        $1,852.68
Income & Growth Allocation                       168.00           520.92           897.66         1,954.56
Balanced Allocation                              172.20           533.72           919.33         1,999.54
Growth & Income Allocation                       176.40           546.51           940.96         2,044.35
Growth Allocation                                187.95           581.63         1,000.26         2,166.63
Aggressive Growth Allocation                     196.35           607.12         1,043.21         2,254.72




--------------------------------------------------------------------------------
(1) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS.
--------------------------------------------------------------------------------





                                   accessor 39

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Funds' specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds' Statement of Additional Information which is available upon request by calling: 1800759-3504 and on the Funds' website by visiting www.accessor.com.

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SECURITY TYPES OF THE ALLOCATION FUNDS|
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The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

The security types of the Allocation Funds are:

o    UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

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SECURITY TYPES OF THE UNDERLYING FUNDS|
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The security types of the Underlying Funds are:

o DEBT SECURITIES (Principal security type for: All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Principal security type for: Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified accessor 40

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                              SECURITIES AND RISKS
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future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (Principal security type for: All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends. Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.


o GOVERNMENT SPONSORED ENTERPRISES (Principal security type for: All Fixed-Income Funds except High Yield Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (Principal security type for: High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High-yield corporate debt securities are often issued as a result of corporate restructurings such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds", are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.


o      INTEREST RATE SWAPS  (Principal  security type for:  Mortgage  Securities
Fund). In entering into an interest rate swap, one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Mortgage Fund typically uses swaps as substitutes for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risk, such as interest rate risk.


o MONEY MARKET SECURITIES (Principal security type for: U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are highquality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES (Principal security type for: Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES (Principal security type for: All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (Principal security type for: All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o TBAs (Principal security type for: Mortgage Securities Fund) The Fund may also enter into tobeannounced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgagedbacked security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (Principal security type for: U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are highquality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

                                   accessor 41

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                           SUMMARY OF PRINCIPAL RISKS
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The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


                        LEVEL OF RISK  UNDERLYING FUNDS

                                                                                     SHORT-               U.S.
                                              SMALL     INTER-    HIGH     INTER-   INTER-    MORTGAGE   GOVERN-
                                             TO MID    NATIONAL   YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                      GROWTH     VALUE     CAP      EQUITY    BOND     FIXED     FIXED     ITIES      MONEY



Bond Market Volatility      -         -        -          -        o         o         |)        o        ( )
Company Risk                |)        |)       |)         |)       o         |)        |)        -        -
Credit Risk                 -         -        -          -        o         |)        |)       ( )       ( )
Foreign Exposure            -         -        -          o        ( )       -         -         -        -
Government Sponsored
  Enterprises               -         -        -          -        -         |)        |)        o        o
Inflation Risk             ( )        ( )      ( )        ( )       |)        o         o        o         o
Issuer Risk                 -         -        -          -        o         |)        ( )      ( )       ( )
Lower Rated Debt Securities -         -        -          -        o         ( )       ( )       -        -
Portfolio Turnover         ( )        |)       |)         |)       o         |)        ( )       o        -
Prepayment Risk             -         -        -          -        ( )       ( )       ( )       o        -
Small to Mid Company Risk  ( )        ( )      o          |)       -         -         -         -        -
Stock Market Volatility      o        o        o          o        -         -         -         -        -

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                        LEVEL OF RISK  ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH



Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                 o           o            |)           |)            ( )         -
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Credit Risk                            |)          |)           |)           ( )           ( )         -
Foreign Exposure                       -           ( )          ( )          |)            |)          o
Government Sponsored Enterprises        o          |)           |)           ( )           ( )         -
Inflation Risk                          o          |)           ( )          ( )           ( )         ( )
Issuer Risk                            |)          |)           |)           ( )           ( )         -
Lower Rated Debt Securities            ( )         ( )          |)           |)            |)          -
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )         -
Small to Mid Cap Company Risk          -           ( )          ( )          ( )           |)          |)
Stock Market Volatility                -           ( )          |)           |)             o           o

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Key:                 n/a          ( )  low          |) medium           o  high
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AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
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                              SECURITIES AND RISKS


instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

o ALLOCATION RISK. (A principal risk for each Allocation Fund) Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/Fixed-Income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.


o ASSET-BACKED SECURITIES. (Principal risk for: Mortgage Securities Fund, Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund) asset-backed securities are securities backed by nonmortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. asset-backed securities are generally issued as passthrough certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.


o BOND MARKET VOLATILITY. (Principal risk for: All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other Fixed-Income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (Principal risk for: All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. In particular, common stocks tend to be more volatile than other investment choices.


o CREDIT RISK. (Principal risk for: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality accessor 43

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                              SECURITIES AND RISKS
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rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.


o FOREIGN EXPOSURE. (Principal risk for: International Equity Funds and the Allocation Funds except for the Income Allocation Fund) Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


The foreign sovereign debt securities the Fund purchases involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
(ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.


o GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. (Principal risk for: All Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

o INFLATION RISK. (Principal risk for: U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (Principal risk for: All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturityshortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.


o  LEVERAGE  RISK  (Principal  risk  for:   Mortgage   Securities   Fund).  Some
transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements, and dollar rolls and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. This interest may be greater than the Fund's return on the underlying investment.


o LOWER RATED DEBT SECURITIES. (Principal risk for: High Yield Bond Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a lesser risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.
Discontinuation of these payments could substantially adversely affect the market value of the security.




                                   accessor 44

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                              SECURITIES AND RISKS
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payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debt securities.


Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the highyield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular highyield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.


o PREPAYMENT AND EXTENSION RISK. (Principal risk for: All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and is also a principal risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Mortgage securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.


o REPURCHASE AGREEMENTS (Principal risk for: U.S. Government Money Fund) Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. Each repurchase agreement entered into by the Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. There may be both delays in liquidating the underlying security and risks of loss if the seller is unable to meet its obligation to repurchase including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (Principal risk for: All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.




o SMALL TO MID CAP COMPANY RISK. (Principal risk for: Small to Mid Cap Fund, International Equity Fund) The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o STOCK MARKET VOLATILITY. (Principal risk for: All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to accessor 45

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                              SECURITIES AND RISKS
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participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.


o UNDERLYING FUND RISKS. (Principal risk for: All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and Fixed-Income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade Fixed-Income securities ("junk bonds"), which are considered speculative. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and paymentinkind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.









                                  accessor 46

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
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On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.


A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Funds' investment advisory contracts is contained in the Statement of Additional Information. This information is also available in the Funds' Annual Report to shareholders.



Each Fund paid the following management fees in fiscal year 2006 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:


----------------------------------------------------------|---------------------------------------------------
                                       TOTAL ANNUAL       |    ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES     |     TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF   |     (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)    |      DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2006   |    FOR FISCAL YEAR 2006      FOR FISCAL YEAR 2006
----------------------------------------------------------|---------------------------------------------------

Growth                                    0.90%           |          0.45%                      0.45%
Value                                     0.70%           |          0.45%                      0.25%
Small to Mid Cap                          0.95%           |          0.60%                      0.35%
International Equity                      1.01%           |          0.55%                      0.46%
High Yield Bond                           0.61%           |          0.36%                      0.25%
Intermediate Fixed-Income                 0.43%           |          0.33%                      0.10%
Short-Intermediate Fixed-Income           0.43%           |          0.33%                      0.10%
Mortgage Securities                       0.61%           |          0.36%                      0.25%
US Government Money                       0.08%           |          0.08%                      0.00%
Allocation Funds                          0.10%           |          0.10%                      0.00%

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MANAGER & ADMINISTRATOR Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. An investment committee consisting of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Investment Officer, and Justin H. Roberge, Investment Analyst are primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Whatley has been with Accessor Capital since 1991 as Executive Director. Mr. Yeung has been with Accessor Capital since December 2006 as Senior Investment Officer. Mr. Roberge has been with Accessor Capital since April 2002, and as the Investment Analyst since 2006.

The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.


Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and (ii) a transaction fee of $0.50 per transaction. The Allocation Funds pay no fees for transfer agent or administrative services.



Accessor Capital has entered into a subadvisory agreement with each Money Manager and Accessor Funds on behalf of each Fund, whereby the Fund pays the Money Manager a subadvisory fee. For the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds, this fee is a fixed fee. The Money Managers for the Value, Growth, International Equity and Small to Mid Cap Funds are compensated based on their performance and each subadvisory agreement contains a fulcrum fee arrangement.


A fulcrum fee has two parts a base fee and a performance fee. In a typical fulcrum fee arrangement, the base fee is the predetermined rate at which the subadviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with predetermined rates of adjustment. In a fulcrum fee arrangement, a subadviser is rewarded for outperformance or penalized for underperformance in equal measure. Depending on a fund's net performance versus its benchmark, the subadviser will receive a fee adjustment in accordance with a formula that equates a percentage of out or underperformance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months. In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or subadviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a subadviser more than the base fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's net performance.


For each of Enhanced Investments Technologies, LLC for the Growth Fund, SSgA Funds Management, Inc. for the Small to Mid Cap Fund and Pictet Asset Management Limited for the International Equity Fund, for the first 12 months that each performs services under the new agreement, that Money Manager shall be paid a monthly base fee at an annual rate of the average daily net assets of the respective Fund over the previous quarter. Thereafter, a fulcrum fee arrangement will be in place. The Value Fund entered into an advisory agreement with a new Money Manager, Acadian Asset Management, effective March 1, 2007. The fee arrangement under this agreement is similar to those described above.




DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.





                                   accessor 47

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|


MONEY MANAGER    Enhanced Investments Technologies, LLC    ("INTECH")
                 2401  PGA  Boulevard, Suite 100, Palm Beach Gardens,
                 Florida 33410


INTECH has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $62.3 billion in assets under management as of December 31, 2006.


No one person on the investment team is primarily responsible for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process.


E. Robert Fernholz,  PhD., Chief Investment  Officer (since January 1991), David
E. Hurley,  Executive Vice President and Chief  Operating  Officer (since August
2002), Cary Maguire, PhD., Senior Investment Officer (since March 2002) and Joseph W. Runnels, Vice President, Portfolio Management (since March 2003) have been jointly and primarily responsible for the day-to-day management of the Growth Fund since March 1, 2004.


Dr. Fernholz has been a portfolio manager with INTECH for 19 years and has 26 years of investment experience. In co-managing the Fund, Dr. Fernholz sets and assures adherence to policy for the investment strategy and oversees the management of the portfolio, specifically to implement and supervise the optimization process.


Mr. Hurley, CFA, has been a portfolio manager with INTECH for 18 years and has 24 years of investment experience. Mr. Hurley previously served as INTECH's Chief Compliance Officer from January 1996 to February 2003. In co-managing the Fund, Mr. Hurley has oversight, supervisory and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective.

Dr. Maguire has been a portfolio manager with INTECH since 1991. Dr. Maguire previously served as Director of Research from January 1995 to July 2002. In co-managing the Fund, Dr. Maguire implements the optimization process and supervises the implementation of the portfolio management and trading process. Dr. Maguire conducts mathematical research on the investment process and reviews and recommends improvements to the CIO.

Mr. Runnels, CFA, has been a portfolio manager with INTECH for eight years and has 14 years of investment experience. Mr. Runnels previously served as Director of Trading and Operations from January 1999 to March 2003. In co-managing the Fund, Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.


As compensation for the Money Manager's services prior to May 1, 2007, the Fund paid the Money Manager a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund. As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.40% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the S&P 500/Citigroup Growth Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.25% or minus 1.25%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of .25% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.15% and the maximum possible annual fee will be 0.65% basis points.


--------------------------------------------------------------------------------
VALUE FUND|
--------- |


Money Manager  Acadian Asset Management, One Post Office Square, 20th Floor,
               Boston, MA  02109


Acadian  has   managed  the  Value  Fund  since  March  1,  2007.   Acadian  has
approximately $63.9 billion of assets under management as of December 31, 2006.

The entire investment team oversees a single core process that produces all portfolios. The management team consists of 12 portfolio managers. A lead
manager  is  assigned  to  monitor  adherence  to  client  specific   investment
objectives. Constantine P. Papageorgiou, CFA, Vice President and Portfolio Manager is the lead manager for the Growth Fund since March 1, 2007. Mr. Papageorgiou has been a portfolio manager with Acadian since August 2006 and is a member of the global research and portfolio management team. Prior to Acadian, Mr. Papageorgiou was with the AlphaSimplex Group in Cambridge as Vice President, Research Scientist from 2002 to 2006 and a software engineer at iSpheres Corporation from 2001 to 2002. Qi Zeng, CFA, Senior Vice President and Portfolio Manager, is the backup portfolio manager. Ms. Zeng has been with Acadian since November 2006. Prior to Acadian, Ms. Zeng was the head of the global quantitative research team at State Street Global Markets from 2005 to 2006 and head of US quantitative strategy at Morgan Stanley from 1999 to 2005.



As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from March 1, 2007 through February 28, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the S&P 500/Citigroup Value Index over a rolling twelve-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 0.75% or minus 0.75%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of .05% and shall be made when the Performance Difference reaches plus or minus 3.25%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.20% and the maximum possible annual fee will be 0.30% basis points.


The Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed, and ownership of securities in the Funds.

Prior to Acadian, the Money Manager of the Value Fund was Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, from January 10, 2001 through February 28, 2007. As compensation for the Wellington Management's service, the Fund agreed to pay the Wellington Management a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.



                                   accessor 48

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
-------------------- |


MONEY MANAGER  SSgA Funds Management, Inc., ("SSgA FM")
               One Lincoln Street, Boston, MA 02111



SSgA FM has managed the Small to Mid Cap Fund since June 1, 2001. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2006, SSgA FM managed approximately $122 billion in assets, and SSgA managed approximately $1.7 trillion in assets.


SSgA FM uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, a Principal of SSgA and SSgA FM, is the Managing Director since the first quarter of 2006 primarily responsible for the day-to-day management and investment decisions of the Small to Mid Cap Fund since June 1, 2001. Prior to being promoted to Managing Director, Mr. Thomas was Senior Portfolio Manager for the past five years and has been with State Street since 1998. Although Mr. Thomas is supported by an investment team, he is responsible for the investment decisions of the Fund. Prior to joining State Street, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment field since 1990.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.


As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.30% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the Dow Jones Wilshire 4500 Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.25% or minus 1.25%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of .20% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.10% and the maximum possible annual fee will be 0.50% basis points.



--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
------------------------ |



MONEY MANAGER           Pictet Asset Management Limited, Moor House - Level 11,
                        120 London Wall, GB-London EC2Y 5ET



Founded in 1980, Pictet Asset Management Limited (formerly Pictet International Management Limited) has managed the Fund since October 1, 2005. Pictet and its affiliates have approximately $192 billion of assets under management as of December 31, 2006. Pictet uses a team approach in managing the International Equity Fund. A team of two experienced senior investment managers primarily based in London are responsible for implementing the investment strategies of the International Equity Fund. Richard Heelis, Head & Senior Investment Manager, and Fabio Paolini, Senior Investment Manager co-head the team and are responsible for the investment policy and management of the Fund. Mr. Heelis has been with Pictet since 1999 and has been the Head of the Regional Equities Team since 2003. From 1999 to 2003, he was a Senior Investment Manager. Mr. Paolini has been with Pictet since 1997 and has been a Senior Investment Manager for the past five years. Mr. Heelis and Mr. Paolini make final investment decisions on a team basis. Responsibility for investment ideas is split regionally amongst the portfolio managers. Mr. Heelis is responsible for Japanese securities and Mr. Paolini is responsible for European securities.


                                  accessor 49

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Fund.



As compensation for the Money Manager's services, prior to May 1, 2007 the Fund paid the Money Manager a fee, computed daily and paid quarterly, at the annual rate as set forth below of the aggregate daily net assets of the Fund:



              0.50% on the first $50,000,000
              0.45% on the next $50,000,000
              0.40% above $100,000,000


As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.45% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the MSCI EAFE + EM (NDR) Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.50% or minus 1.50%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 0.20% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.25% and the maximum possible annual fee will be 0.65%.


--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
------------------- |


MONEY MANAGER     Financial Management Advisors, LLC, ("FMA")
                  1900 Avenue of the Stars,
                  Suite 900, Los Angeles, California   90067


FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.5 billion of assets under management as of December 31, 2005.

FMA is an independent registered investment advisor originally established in Los Angeles in 1985, and acts as subadviser to the Accessor High Yield Bond Fund. Mr. Steven S. Michaels has been directly responsible for the day-to-day management of the Fund since May 1, 2000. Mr. Michaels is Executive Vice President and Managing Director of High Yield at FMA, with 17 years of industry experience and has served as a member of the professional investment staff at FMA for fourteen years. Mr. Michaels' responsibility over the last five years include high yield fixed income portfolio management and directing the firm's noninvestment grade bond research. Mr. Michaels, assisted by FMA's Fixed Income Team, manages the Fund utilizing FMA's risk management analytics to regularly evaluate the composition of the Fund and implements investment strategies which leverages the individual expertise of the team members.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.

--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
----------------------------------- |


MONEY MANAGER    Cypress Asset Management ("Cypress")
                 26607 Carmel Center Place, Suite 101, Carmel, CA 93923



Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $670 million in assets under management as of December 31, 2006.

Xavier J. Urpi, President and Chief Investment Officer, has been primarily responsible for the day-to-day management and investment decisions of both the Intermediate Fixed Income Fund and the Short-Intermediate Fixed-Income Fund since 1998. Mr. Urpi founded Cypress in 1995.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.10% of the aggregate daily net assets of each Fund.





                                   accessor 50

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
----------------------- |



MONEY MANAGER   BlackRock  Financial Management, Inc. ("BlackRock")
                40 E. 52nd Street, New York, NY 10022


BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $1.1 trillion in assets under management as of December 31, 2006.


BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Andrew J. Phillips, Managing Director, has been primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. While Mr. Phillips is supported by the Investment Strategy Group, he is responsible for the investment decisions of the Fund. Mr. Phillips joined Blackrock in 1991 and has served as a Managing Director for the last five years. At BlackRock, Mr. Phillips' primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Previously, he was Portfolio Manager at Metropolitan Life Insurance Company.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:


              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
-------------------------------------------- |


MANAGER  Accessor Capital Management LP ("Accessor Capital")
         1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994 and the Allocation Funds since December 27, 2000. Accessor Capital was founded in 1991 and has approximately $2.99 billion in assets under management as of December 31, 2006.

Prior to January 2007, a specific individual was responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. Effective January 2007, an investment committee has been primarily responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. The investment committee consists of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Investment Officer, and Justin H. Roberge, Investment Analyst.

Mr. Whatley has been with Accessor Capital as the Executive Director since 1991 and is responsible for the overall management and monitoring of the sub-advisers. Mr. Yeung has been with Accessor Capital as the Senior Investment Analyst since December 2006. He is responsible for overall management of the investment department, performing portfolio management, making asset-allocation decisions and conducting investment research and analysis. Prior to Accessor Capital, Mr. Yeung was an investment consultant at Morningstar Associates LLC from December 2002 to December 2006, conducting money-manager due diligence and providing asset-allocation services to major institutions, including insurance companies, large defined-contribution plans, banks and trust companies. Mr. Yeung was a research analyst at Morningstar, Inc. from June 1997 through December 2002 and has been a CFA Charterholder since 2000. Mr. Rowader has been with Accessor Capital since February 2007 as Investment Officer. He is responsible for assisting in the due diligence process for reviewing money managers for the Underlying Funds and contributing to the asset allocation decision making process of the Allocation Funds under the direction of Mr. Yeung. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenhimerFunds from 2005 to February 2007 and a Fund Analyst at OppenhimerFunds from 2004 to 2005. Prior to the OppenhimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He is primarily responsible for the day-to-day operations and portfolio management of the U.S. Government Money Fund and the Allocation Funds, for performing portfolio management, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.


Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.



                                   accessor 51

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE





================================================================================
                                   accessor 52

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                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
---------------- |

o FINANCIAL INTERMEDIARIES. Investor Class Shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets who may receive a payment from Accessor Funds for distribution and services and/or administrative services. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Investor Class Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o DIRECT. Investors may purchase Investor Class Shares directly from Accessor Funds for no sales charge or commission.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE|                           |Shares  of  the  Funds  may  not  be
-------------- |                           |purchased  on days  when the NYSE is
                                           |closed for trading:  New Year's Day,
Not all Accessor Funds may be offered in |Martin Luther King, Jr. Day, your state of residence. Contact your |Presidents Day, Good Friday, financial intermediary or the Transfer |Memorial Day, Independence Day, Agent to ensure that the Fund you want |Labor Day, Thanksgiving Day and
to  purchase is offered in your state of   |Christmas Day.
residence.

Purchase orders are accepted on each business day that the New York Stock Exchange is open and must be received in good order prior to the close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are received via fedfunds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute trades before 3:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 noon Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:




                                   accessor 53

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                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (2062244274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, Semi-Annual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS|
-----------------------------------------------------------------

Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.



                                   accessor 54

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                             PURCHASING FUND SHARES



                                                        INVESTMENT MINIMUMS

REGULAR ACCOUNTS                                               |                        RETIREMENT ACCOUNTS

INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds
--------------------------------------------------------------------------------------------------------------------------------
                ADDITIONAL INVESTMENT(S) all accounts:            $100 per Fund
                Automatic Investment Plan:                        $100 per transaction


The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.

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SHARE PRICING |
 -------------|

Investors purchase Investor Class Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Investor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Investor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time except for the U.S. Government Money Fund, which normally calculates its NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds in good order. The NAV may be published daily in the business section of many major newspapers. If you have access to the Internet, you also can check NAV on the Accessor website (www.accessor.com). For related information, see "Valuation of Securities" on page 59.

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ACCESSOR FUNDS INTERNET WEBSITE |
--------------------------------|

You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a thirdparty fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

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MARKET TIMING/EXCESSIVE TRADING |
--------------------------------|

The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).



                                   accessor 55

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                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


The Funds that invest in assets in foreign securities (such as the International Equity Fund and the Allocation Funds, to the extent they invest in the International Equity Fund), may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, the Funds that invest in securities (such as the High Yield Bond Fund and the Allocation Funds to the extent that they invest in the High Yield Bond Fund) that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities and certain smallcap securities) are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Funds have procedures authorizing the Funds to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Funds' restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Funds or Accessor Capital will restrict or refuse purchases or exchanges by those investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that fund or other funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

Shareholders who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined by the Fund, including purchases made pursuant to the dividend re-investment program, withdrawals made pursuant to the systematic withdrawal program and automated portfolio rebalancing, or in other situations determined by the Fund.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement plan administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market timing activities and excessive trading, although they believe they have adequate procedures in place to attempt to do so.


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FOR MORE INFORMATION |
---------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.



                                   accessor 56

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                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Investor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order. For exchanges into the C Class Shares from a different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares.
Exchanges into the A Class Shares from a different class of a Fund will be subject to a front-end load, if applicable. Please read the A Class and C Class Prospectus carefully for a description of the sales loads and CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase from an Equity Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares of a Fund for shares of another fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Exchanges from Investor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.

--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS |
---------------------------------|

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

o    BY MAIL.  Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

o    BY FAX.  Instructions may be faxed to Accessor Funds at (206) 2244274.


EXCHANGES THROUGH FINANCIAL INTERMEDIARIES |


You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Investors may request to redeem Investor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by
3:00 p.m. Eastern time, marked "Same Day   |
Settlement",  the  shareholder  will  be   |Redemption  requests for shares that
entitled to receive redemption  proceeds   |were  purchased  by  check  will  be
by  wire  on  the  same  day.   Requests   |honored  at the next NAV  calculated
received  "in good order" must  include:   |after  receipt  of  the   redemption
account name, account number, dollar or |request. However, redemption share amount of transaction, Fund(s) and |proceeds will not be transmitted
                                           |until   the   check   used  for  the
                                           |investment  has  cleared  (up  to 15
                                           |days after a deposit).  The Transfer
                                           |Agent may charge a $10.00 processing
                                           |fee for each redemption check.



                                   accessor 57

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                              REDEEMING FUND SHARES


allocation of investment, and signature of authorized signer. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wiretransfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Marketing Timing/Excessive Trading Policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:

o    BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

o    BY FAX. Redemption requests may be faxed to Accessor Capital at
     (206) 2244274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due solely to market fluctuations.


                                   accessor 58

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                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
SIGNATURE GUARANTEES |
---------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:
o    Transfer of ownership to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fedwire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

================================================================================
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized longand short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions, if any, annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Investor Class Shares of a Fund will be automatically reinvested in additional Investor Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Investor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------


The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on an exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.



                                   accessor 59

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                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------


Fixed-Income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Investments in the U.S. Government Money Fund are valued at amortized cost. short-term debt securities maturing in less than 60 days are valued using amortized cost, which approximates market value.

Overthecounter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Overthecounter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets shall be based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other overthecounter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the International Equity Fund, and the Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Funds, to the extent they invest in the International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using the fair value procedures adopted by the Funds' Board of Directors.

On days when a change has occurred in the closing level of the Standard and Poor's 500 Index by an amount approved by the Board from the previous trading day's closing level and other criteria have been met, the Board has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities in certain circumstances. The Manager and Money Managers review the fair values provided, review periodically the methodology and procedures used in providing values to the Funds and evaluate the accuracy of the prices provided.


                                   accessor 60

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                                    TAXATION
--------------------------------------------------------------------------------


A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2008, certain distributions of ordinary dividends to a noncorporate shareholder of a Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax. The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interestrelated dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.



THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF A FUND.



                                  acccessor 61

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                       SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

o DISTRIBUTION AND SERVICE PLAN. Accessor Funds has adopted a Distribution and Service Plan that allows the Investor Class Shares of the Funds to pay distribution fees and/or service fees to financial intermediaries for sales and
distributionrelated   activities  and/or  providing   nondistribution  related
shareholder services. The fees under the Distribution and Service Plan will not exceed 0.25% in the aggregate annually. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

o OTHER COMPENSATION TO DEALERS. The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

Accessor Capital or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.

o ADMINISTRATIVE SERVICES PLAN. Accessor Funds has also adopted an Administrative Services Plan to allow the Investor Class Shares of the Funds to
pay  financial   intermediaries  for  nondistribution   related  administrative
services provided to shareholders. The administrative services fee will not exceed 0.25% annually.


o ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an administrative plan (the "ACM Administrative Plan) with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund, provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or nondistribution related amounts for the Investor Class shares that will be allocated under the Accessor Funds' Distribution and Service Plan or any nondistribution related amounts for the Investor Class Shares that will be allocated under the Accessor Funds' Administrative Services Plan.


o DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.


                                   accessor 62

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                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and Semi-Annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.


                                   accessor 63

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                             FINANCIAL HIGHLIGHTS
================================================================================
GROWTH FUND
-----------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



INVESTOR CLASS SHARES                                     2006          2005           2004           2003           2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $     24.00   $     22.65    $     20.42    $     16.84    $     22.29

   Net investment income (loss)(1)                           0.02         (0.03)          0.01           0.00(5)       (0.03)
   Net realized and unrealized gain (loss)
      on investments(1)                                      1.51          1.41           2.23           3.58          (5.42)
                                                      -------------------------------------------------------------------------
Total from investment operations                             1.53          1.38           2.24           3.58          (5.45)

   Distributions from net investment income                 (0.04)        (0.03)         (0.01)          0.00(5)           -
   Distributions from capital gains                             -             -              -              -              -
   Distributions in excess of capital gains                     -             -              -              -              -
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.04)        (0.03)         (0.01)          0.00(5)           -
                                                      -------------------------------------------------------------------------
   Redemption fees                                           0.00(4)       0.00(4)        0.00(4)        0.00(4)        0.00(4)

NET ASSET VALUE, END OF PERIOD                        $     25.49   $     24.00    $     22.65    $     20.42    $     16.84
===============================================================================================================================
TOTAL RETURN(2)                                              6.36%         6.11%         10.96%         21.28%        (24.45)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     2,293   $     2,682    $     2,687    $     3,319    $     4,498
   Ratio of expenses to average net assets(3)                1.39%         1.54%          1.37%          1.32%          1.25%
   Ratio of net investment income (loss)
      to average net assets                                  0.06%        (0.13)%         0.05%          0.00%         (0.13)%
Portfolio turnover rate                                    130.94%        97.70%        141.00%         76.58%         66.00%
===============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.
4/Less than ($0.005) per share.



================================================================================
                                  accessor 64

================================================================================
                              FINANCIAL HIGHLIGHTS

VALUE FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   20.88     $   19.95   $   17.57     $   13.64     $   17.88

   Net investment income (loss)(1)                         0.20          0.21        0.14          0.09          0.07
   Net realized and unrealized gain (loss)
      on investments(1)                                    3.10          0.93        2.34          3.96         (4.22)
                                                      ------------------------------------------------------------------
Total from investment operations                           3.30          1.14        2.48          4.05         (4.15)

   Distributions from net investment income               (0.21)        (0.21)      (0.10)        (0.12)        (0.09)
   Distributions from capital gains                           -             -           -             -             -
   Distributions in excess of capital gains                   -             -           -             -             -
                                                      ------------------------------------------------------------------
Total distributions                                       (0.21)        (0.21)      (0.10)        (0.12)        (0.09)
                                                      ------------------------------------------------------------------
   Redemption fees                                         0.00(4)          -        0.00(4)       0.00(4)       0.00(4)

NET ASSET VALUE, END OF PERIOD                        $   23.97     $   20.88   $   19.95     $   17.57     $   13.64
========================================================================================================================
TOTAL RETURN(2)                                           15.88%         5.78%      14.13%        29.92%       (23.20)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $   2,207     $   2,448   $   2,372     $   2,545     $   2,740
   Ratio of gross expenses to average net assets(3)        1.47%         1.29%       1.30%         1.31%         1.35%
   Ratio of net expenses to average net assets(3)          1.47%         1.14%       1.30%         1.31%         1.35%
   Ratio of net investment income to average
      net assets                                           0.91%         1.06%       0.78%         0.60%         0.46%
Portfolio turnover rate                                   64.20%        70.01%      88.83%       118.86%       117.49%

--------------------------------------------------------------------------------
1\Per share amounts are based upon average shares outstanding.
2\Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3\The effect of any custody credits on this ratio is less than 0.01%.
4\Less than ($0.005) per share.


================================================================================
                                  accessor 65

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================


SMALL TO MID CAP FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   27.24     $   24.20       $ 20.46     $   14.28     $  16.80

   Net investment income (loss)(1)                        (0.08)        (0.06)        (0.12)        (0.04)       (0.08)
   Net realized and unrealized gain (loss)
      on investments(1)                                    3.68          3.10          3.86          6.22        (2.44)
                                                      -------------------------------------------------------------------
Total from investment operations                           3.60          3.04          3.74          6.18        (2.52)

   Distributions from net investment income                   -             -             -             -            -
   Distributions from capital gains                           -             -             -             -            -
   Distribution in excess of net investment income            -             -             -             -            -
   Distributions in excess of capital gains                   -             -             -             -            -
                                                      -------------------------------------------------------------------
Total distributions                                           -             -             -             -            -
                                                      -------------------------------------------------------------------
   Redemption fees                                         0.00(4)       0.00(4)       0.00(4)       0.00(4)      0.00(4)

NET ASSET VALUE, END OF PERIOD                        $   30.84     $   27.24       $ 24.20     $   20.46     $  14.28
=========================================================================================================================
TOTAL RETURN(2)                                           13.22%        12.56%        18.28%        43.28%      (15.00)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $   4,396     $   4,028       $ 3,414     $   3,148     $  3,157
   Ratio of expenses to average net assets(3)              1.68%         1.64%         1.67%         1.72%        1.52%
   Ratio of net investment loss to average
      net assets                                          (0.29)%       (0.24)%       (0.56)%       (0.26)%      (0.53)%
Portfolio turnover rate                                   37.24%        41.64%        46.31%        47.88%       44.59%

--------------------------------------------------------------------------------
1\Per share amounts are based upon average shares outstanding.
2\Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3\The effect of any custody credits on this ratio is less than 0.01%.
4\Less than ($0.005) per share.




================================================================================
                                  accessor 66

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.





INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   16.85     $   14.79     $  12.61     $   9.43     $  11.11

   Net investment income (loss)(1)                   0.03          0.10         0.09         0.08         0.02
   Net realized and unrealized gain (loss)
      on investments(1)                              5.46          1.96         2.09         3.09        (1.73)
                                                ----------------------------------------------------------------
Total from investment operations                     5.49          2.06         2.18         3.17        (1.71)

   Distributions from net investment income         (0.02)            -            -            -            -
   Distributions from capital gains                     -             -            -            -            -
   Distributions in excess of capital gains             -             -            -            -            -
                                                ----------------------------------------------------------------
Total distributions                                 (0.02)            -            -            -            -
                                                ----------------------------------------------------------------
   Redemption fees(5)                               (0.00)(4)     (0.00)(4)    (0.00)(4)     0.01         0.03

NET ASSET VALUE, END OF PERIOD                  $   22.32     $   16.85     $  14.79     $  12.61         9.43
================================================================================================================
TOTAL RETURN(2)                                     32.59%        13.93%       17.29%       33.72%      (15.12)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $   1,746     $   1,200     $  1,159     $  1,272     $  1,444
   Ratio of expenses to average net assets(3)        1.92%         1.68%        1.69%        1.83%        1.96%
   Ratio of net investment income (loss) to
      average net assets                             0.18%         0.65%        0.67%        0.76%        0.22%
Portfolio turnover rate                             93.54%       127.58%       15.91%       21.84%      107.71%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.
4/Less than ($0.005) per share.
5/Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.


================================================================================
                                  accessor 67

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
---------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   10.73     $   11.30     $  11.18     $   9.86     $  10.61

   Net investment income (loss)(1)                   0.82          0.78         0.84         0.83         0.84
   Net realized and unrealized gain (loss) on
      investments(1)                                 0.28         (0.55)        0.11         1.40        (0.75)
                                                -----------------------------------------------------------------
Total from investment operations                     1.10          0.23         0.95         2.23         0.09

   Distributions from net investment income         (0.82)        (0.80)       (0.83)       (0.91)       (0.84)
   Distributions from capital gains                     -             -            -            -            -
                                                -----------------------------------------------------------------
Total distributions                                 (0.82)        (0.80)       (0.83)       (0.91)       (0.84)
                                                -----------------------------------------------------------------
Redemption fees(5)                                   0.00(4)       0.00(4)      0.00(4)      0.00(4)      0.00(4)

NET ASSET VALUE, END OF PERIOD                  $   11.01     $   10.73     $  11.30     $  11.18     $   9.86
=================================================================================================================
TOTAL RETURN(2)                                     10.71%         2.11%        8.95%       23.60%        1.02%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $     498     $     471     $  1,277     $    276     $  1,157
   Ratio of expenses to average net assets(3)        0.91%         1.22%        1.28%        1.44%        1.44%
   Ratio of net investment income to average
      net assets                                     7.54%         7.29%        7.47%        8.51%        8.12%
Portfolio turnover rate                             87.80%        62.75%       75.03%      154.85%      108.29%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.
4/Less than ($0.005) per share.
5/Per share amounts relating to redemption fees for 2001-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.



================================================================================
                                  accessor 68

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND
-------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.63     $   11.91    $   12.13     $    12.45    $   11.89

   Net investment income (loss)(1)                        0.75          0.61         0.53           0.50         0.58
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.39)        (0.22)       (0.13)          0.04          0.71
                                                      ----------------------------------------------------------------
Total from investment operations                          0.36          0.39         0.40           0.54         1.29

Distributions from net investment income                 (0.76)        (0.63)       (0.53)         (0.50)       (0.58)
Distributions from capital gains                             -         (0.04)       (0.09)         (0.36)       (0.15)
                                                      ----------------------------------------------------------------
Total distributions                                      (0.76)        (0.67)       (0.62)         (0.86)       (0.73)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -            -
NET ASSET VALUE, END OF PERIOD                        $  11.23     $   11.63    $   11.91     $    12.13    $   12.45
======================================================================================================================
TOTAL RETURN(2)                                           3.30%         3.36%        3.37%          4.41%       11.15%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  1,646     $   1,552    $     982     $    6,745    $   7,575
   Ratio of expenses to average net assets(3)             1.15%         0.97%        1.38%          1.24%        1.16%
   Ratio of net investment income to average
     net assets                                           6.64%         5.12%        4.23%          3.96%        4.77%
Portfolio turnover rate                                 102.65%        93.26%      125.84%        105.58%       93.56%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 69

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND
------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.76     $   11.98    $   12.18     $    12.34    $   12.11

   Net investment income (loss)(1)                        0.54          0.43         0.38           0.39         0.50
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.12)        (0.20)       (0.18)         (0.18)        0.23
                                                      ----------------------------------------------------------------
Total from investment operations                          0.42          0.23         0.20           0.21         0.73

   Distributions from net investment income              (0.56)        (0.45)       (0.40)         (0.37)       (0.50)
   Distributions from capital gains                          -             -            -              -            -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.56)        (0.45)       (0.40)         (0.37)       (0.50)
                                                      ----------------------------------------------------------------
   Redemption fees                                           -             -            -              -            -
NET ASSET VALUE, END OF PERIOD                        $  11.62     $   11.76    $   11.98     $    12.18    $   12.34
======================================================================================================================
TOTAL RETURN(2)                                           3.68%         2.02%        1.71%          1.74%        6.21%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    729     $   1,261    $   1,730     $    6,968    $   7,453
   Ratio of expenses to average net assets(3)             0.87%         1.06%        1.08%          1.11%        1.12%
   Ratio of net investment income to average
     net assets                                           4.68%         3.65%        2.99%          3.15%        4.13%
Portfolio turnover rate                                  52.95%        42.14%       74.14%         86.10%       50.96%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 70

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND
-------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     12.38   $     12.64    $     12.69   $     13.05   $      12.69

   Net investment income (loss)(1)                           0.45          0.41           0.40          0.32           0.61
   Net realized and unrealized gain (loss)
     on investments(1)                                      (0.03)        (0.20)          0.02         (0.09)          0.33
                                                      ----------------------------------------------------------------------
Total from investment operations                             0.42          0.21           0.42          0.23           0.94

   Distributions from net investment income                 (0.52)        (0.45)         (0.40)        (0.34)         (0.52)
   Distributions from capital gains                         (0.07)        (0.02)         (0.07)        (0.25)         (0.06)
                                                      ----------------------------------------------------------------------
Total distributions                                         (0.59)        (0.47)         (0.47)        (0.59)         (0.58)
                                                      ----------------------------------------------------------------------
   Redemption fees                                              -             -              -             -              -

NET ASSET VALUE, END OF PERIOD                        $     12.21   $     12.38    $     12.64   $     12.69   $      13.05
============================================================================================================================
TOTAL RETURN(2)                                              3.55%         1.59%          3.40%         1.80%          7.57%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $       894   $     1,111    $     1,226   $     1,362   $      2,137
   Ratio of expenses to average net assets(6)                1.56%         1.22%          1.29%         1.32%          1.31%
   Ratio of net investment income to average
     net assets                                              3.72%         3.25%          3.16%         2.45%          4.54%
Portfolio turnover rate                                    578.95%       474.16%        324.40%       425.28%        294.60%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.


================================================================================
                                  accessor 71

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND
---------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $      1.00   $      1.00    $      1.00    $      1.00    $      1.00

   Net investment income(1)                                  0.04          0.02           0.01           0.00(4)        0.01

   Distributions from net investment income                 (0.04)        (0.02)         (0.01)          0.00(4)       (0.01)
                                                      -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $      1.00   $      1.00    $      1.00    $      1.00    $      1.00
=============================================================================================================================
TOTAL RETURN(2)                                              3.97%         2.27%          0.68%          0.35%          0.94%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     9,286   $     6,355    $    12,689    $    15,832    $    20,228
   Ratio of gross expenses to average net assets(3)          0.98%         0.91%          0.71%          0.85%          0.97%
   Ratio of net expenses to average net assets(3)            0.98%         0.91%          0.71%          0.85%          0.97%
   Ratio of net investment income to average
      net assets                                             3.89%         2.19%          0.63%          0.35%          0.88%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.
4/Less than ($0.005) per share.



================================================================================
                                  accessor 72

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND
-----------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     14.93   $     15.17    $     15.29    $     15.19    $     15.09

   Net investment income (loss)(1)                           0.65          0.52           0.42           0.46           0.63
   Net realized and unrealized gain (loss)
      on investments(1)                                     (0.10)        (0.23)         (0.08)          0.16           0.13
                                                      -----------------------------------------------------------------------
Total from investment operations                             0.55          0.29           0.34           0.62           0.76

   Distributions from net investment income                 (0.65)        (0.52)         (0.42)         (0.45)         (0.62)
   Distributions from capital gains                             -         (0.01)         (0.04)         (0.07)         (0.03)
   Distributions from return of capital                         -             -              -              -          (0.01)
                                                      -----------------------------------------------------------------------
Total distributions                                         (0.65)        (0.53)         (0.46)         (0.52)         (0.66)
                                                      -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     14.83   $     14.93    $     15.17    $     15.29    $     15.19
=============================================================================================================================
TOTAL RETURN(2)                                              3.81%         1.92%          2.28%          4.17%          5.16%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     3,037   $     3,399    $     3,266    $     3,015    $     2,840
   Ratio of gross expenses to average net assets             0.83%         0.82%          0.92%          0.79%          0.74%
   Ratio of net expenses to average net assets               0.69%         0.66%          0.70%          0.60%          0.60%
   Ratio of net investment income (loss)
      (excluding expenses paid directly
      by the manager) to average net assets                  4.23%         3.32%          2.54%          2.78%          4.05%
   Ratio of net investment income to average
      net assets                                             4.37%         3.48%          2.77%          2.96%          4.18%
   Portfolio turnover rate                                  14.19%        19.91%         33.21%         52.48%         50.44%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchases of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.




================================================================================
                                  accessor 73

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND
-------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     15.57   $     15.37    $     14.83    $     13.48    $     14.32

   Net investment income (loss)(1)                           0.49          0.37           0.31           0.33           0.41
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.69          0.22           0.55           1.40          (0.82)
                                                      ------------------------------------------------------------------------
Total from investment operations                             1.18          0.59           0.86           1.73          (0.41)

   Distributions from net investment income                 (0.48)        (0.38)         (0.30)         (0.32)         (0.40)
   Distributions from capital gains                         (0.01)        (0.01)         (0.02)         (0.06)         (0.03)
   Distributions in excess of capital gains                     -             -              -              -              -
                                                      ------------------------------------------------------------------------
Total distributions                                         (0.49)        (0.39)         (0.32)         (0.38)         (0.43)
                                                      ------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     16.26   $     15.57    $     15.37    $     14.83    $     13.48
==============================================================================================================================
TOTAL RETURN(2)                                              7.76%         3.89%          5.88%         13.00%         (2.92)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     5,263   $     2,740    $     4,602    $     3,818    $     3,473
   Ratio of gross expenses to average net assets             0.78%         0.72%          0.83%          0.80%          0.78%
   Ratio of net expenses to average net assets               0.69%         0.64%          0.70%          0.60%          0.60%
   Ratio of net investment income (loss)
      (excluding expenses paid directly
      by the manager) to average net assets                  3.01%         2.31%          1.93%          2.15%          2.82%
   Ratio of net investment income to average
      net assets                                             3.10%         2.39%          2.06%          2.35%          3.00%
Portfolio turnover rate                                     19.31%        11.49%         19.76%         26.08%         24.38%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.



================================================================================
                                  accessor 74

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.88     $  15.38     $  14.39     $  12.38     $    13.85

   Net investment income (loss)(1)                        0.36         0.29         0.23         0.26           0.30
   Net realized and unrealized gain (loss)
     on investments(1)                                    1.25         0.49         0.98         2.05          (1.46)
                                                      ----------------------------------------------------------------
Total from investment operations                          1.61         0.78         1.21         2.31          (1.16)

   Distributions from net investment income              (0.36)       (0.28)       (0.22)       (0.27)         (0.29)
   Distributions from capital gains                      (0.00)(3)        -         0.00(3)     (0.03)         (0.02)
   Distributions in excess of capital gains                  -            -            -            -              -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.36)       (0.28)       (0.22)       (0.30)         (0.31)
                                                      ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  17.13     $  15.88     $  15.38     $  14.39     $    12.38
======================================================================================================================
TOTAL RETURN(2)                                          10.29%        5.24%        8.49%       18.86%         (8.40)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 12,970     $ 12,161     $  7,219     $  6,994     $    6,492
   Ratio of gross expenses to average net assets          0.71%        0.69%        0.75%        0.73%          0.73%
   Ratio of net expenses to average net assets            0.69%        0.67%        0.69%        0.60%          0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                       2.18%        1.82%        1.53%        1.83%          2.21%
   Ratio of net investment income to average
     net assets                                           2.20%        1.84%        1.59%        1.96%          2.34%
Portfolio turnover rate                                  13.27%        3.20%       20.59%       19.58%         21.72%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/Less than ($0.005) per share.

================================================================================
                                  accessor 75

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND
-------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     15.96    $     15.31    $     14.14    $     11.86    $     13.65

   Net investment income (loss)(1)                          0.27           0.24           0.19           0.21           0.25
   Net realized and unrealized gain (loss) on
     investments(1)                                         1.53           0.66           1.19           2.31          (1.78)
                                                     -------------------------------------------------------------------------
Total from investment operations                            1.80           0.90           1.38           2.52          (1.53)

   Distributions from net investment income                (0.29)         (0.24)         (0.19)         (0.21)         (0.25)
   Distributions from capital gains                        (0.00)(6)      (0.01)         (0.02)         (0.03)         (0.01)
   Distributions in excess of capital gains                    -              -              -              -              -
                                                     -------------------------------------------------------------------------
Total distributions                                        (0.29)         (0.25)         (0.21)         (0.24)         (0.26)
                                                     -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $     17.47    $     15.96    $     15.31    $     14.14    $     11.86
==============================================================================================================================
TOTAL RETURN(2)                                            11.40%          5.91%          9.79%         21.41%        (11.29)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $    11,166    $     7,546    $     6,361    $     3,818    $     3,081
   Ratio of gross expenses to average net assets            0.69%          0.63%          0.74%          0.73%          0.74%
   Ratio of net expenses to average net assets              0.67%          0.63%          0.68%          0.60%          0.60%
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                        1.78%          1.57%          1.38%          1.56%          1.85%
   Ratio of net investment income to average
      net assets                                            1.80%          1.57%          1.43%          1.69%          1.99%
Portfolio turnover rate                                    14.32%          1.95%         12.74%         19.56%         32.07%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

================================================================================
                                  accessor 76

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND
-----------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    16.12     $    15.17     $    13.62     $    10.80     $    13.00

   Net investment income (loss)(1)                       0.15           0.13           0.11           0.14           0.13
   Net realized and unrealized gain (loss)
     on investments(1)                                   2.06           0.94           1.55           2.82          (2.20)
                                                   -----------------------------------------------------------------------
Total from investment operations                         2.21           1.07           1.66           2.96          (2.07)

   Distributions from net investment income             (0.14)         (0.12)         (0.11)         (0.14)         (0.13)
   Distributions from capital gains                         -              -              -              -              -
   Distributions in excess of capital gains                 -              -              -              -              -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.14)         (0.12)         (0.11)         (0.14)         (0.13)
                                                   ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    18.19     $    16.12     $    15.17     $    13.62     $    10.80
===========================================================================================================================
TOTAL RETURN(2)                                         13.77%          7.12%         12.22%         27.59%        (15.91)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   15,282     $   14,422     $    9,746     $    8,049     $    7,080
   Ratio of gross expenses to average net assets         0.69%          0.67%          0.75%          0.72%          0.72%
   Ratio of net expenses to average net assets           0.68%          0.67%          0.69%          0.60%          0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      0.82%          0.82%          0.75%          1.09%          0.99%
   Ratio of net investment income to average
     net assets                                          0.83%          0.82%          0.81%          1.21%          1.10%
Portfolio turnover rate                                 18.90%          1.76%         15.63%         16.85%          9.59%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.



================================================================================
                                  accessor 77

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND
-----------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2006           2005        2004          2003          2002
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    15.98     $    14.76     $    12.94     $     9.95     $   12.51

   Net investment income (loss)(1)                      (0.01)         (0.02)         (0.02)         (0.01)        (0.02)
   Net realized and unrealized gain (loss)
     on investments(1)                                   2.47           1.25           1.84           3.00         (2.53)
                                                   -----------------------------------------------------------------------
Total from investment operations                         2.46           1.23           1.82           2.99         (2.55)

   Distributions from net investment income             (0.02)         (0.01)          0.00(3)           -             -
   Distributions from capital gains                         -              -              -              -         (0.01)
   Distributions in excess of capital gains                 -              -              -              -             -
                                                   -----------------------------------------------------------------------
Total distributions                                     (0.02)         (0.01)          0.00(3)           -         (0.01)
                                                   -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    18.42     $    15.98     $    14.76     $    12.94     $    9.95
==========================================================================================================================
TOTAL RETURN(2)                                         15.39%          8.31%         14.01%         30.15%       (20.41)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   11,518     $   12,353     $    9,782     $    8,059     $   6,504
   Ratio of gross expenses to average net assets         0.73%          0.74%          0.80%          0.75%         0.73%
   Ratio of net expenses to average net assets           0.69%          0.70%          0.70%          0.60%         0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                     (0.09)%        (0.14)%        (0.24)%        (0.22)%       (0.34)%
   Ratio of net investment income (loss) to
     average net assets                                 (0.05)%        (0.11)%        (0.14)%        (0.07)%       (0.21)%
Portfolio turnover rate                                 10.73%          2.01%          3.61%          7.27%         8.11%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/Less than ($0.005) per share.


================================================================================
                                  accessor 78

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POORS 500 INDEX*|
 --------------------------|

The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "baseweighted aggregative" expressed in relatives with the average value for the base period (19411943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (19411943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

Starting in September 2005, Standard & Poors uses a float adjusted market capitalization to weight the stocks in the S&P 500 Index. This approach endeavors to exclude strategic shareholders that are closely held by other publicly traded companies, control groups, or government agencies. The resulting stock weightings are believed to reflect the value available in the public markets.


--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAWHILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

--------------------------------------------------------------------------------
S&P 500/CITIGROUP GROWTH INDEX / S&P 500/CITIGROUP VALUE INDEX|
--------------------------------------------------------------|

Standard and Poor's, has renamed its style indices, the S&P 500/BARRA Growth Index to the S&P 500/Citigroup Growth Index (the "Growth Index") and S&P
500/BARRA Value Index to the S&P 500/Citigroup Value Index (the "Value Index") as of December 16, 2005 and changed the calculation methodology used to separate the S&P 500 into two comparably sized style indices.

The Growth and Value Indices are constructed in a four-step process.

1. Every S&P 500 Index stock is scored on seven risk factors three measuring growth and four measuring value.

2. After standardizing the factor scores, each company is assigned a growth score and a value score by averaging its individual growth and value scores, respectively.

3. All 500 companies are then ranked twice, once by growth and once by value.

4. The ratio of a company's growth rank divided by its value rank determines its style index membership. Stocks in the top 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Growth Index. Stocks in the bottom 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Value Index. Stocks in the middle 34% of this list have their market cap distributed between the growth and value style indices according to their similarity to the average stock in each of the "pure" style groups.

This methodology results in some stocks being members of both Growth and Value Indices. Because the market cap of these stocks is split between the two indices, however, the summed total capitalization of the Growth and Value Indices equals the total capitalization of the parent index, the S&P 500 Index.



As of December 31, 2006, there were 310 companies in the Growth Index and 349 companies in the Value Index.








                                   accessor 78

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX*|
-----------------------------------------|

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began co-branding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

--------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|

The MSCI EAFE + EM Index is a market capitalization-weighted index composed of companies representative of the market structure of 47 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

The MSCI EAFE Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.
================================================================================




================================================================================
                                  accessor 79

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------


As of December 31, 2006, the MSCI + EM Index consisted of 1,959 companies traded on stock markets in 47 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.70%, Austria 0.52%, Belgium 1.05%, Denmark 0.69%, Finland 1.21%, France 8.50%, Germany 6.27%, Greece 0.54%, Hong Kong 1.50%, Ireland 0.74%, Italy 3.27%, Japan 19.01%, Netherlands 2.85%, New Zealand 0.13%, Norway 0.78%, Portugal 0.29%, Singapore 0.80%, Spain 3.42%, Sweden 2.19%, Switzerland 5.80%, United Kingdom 19.97%.

Emerging Markets: Argentina 0.13%, Brazil 1.66%, Chile 0.24%, China 1.86%, Colombia 0.05%, Czech Republic 0.12%, Egypt 0.13%, Hungary 0.17%, India 1.02%, Indonesia 0.26%, Israel 0.36%, Jordan 0.02%, Korea 2.44%, Malaysia 0.41%, Mexico 0.97%, Morocco 0.04%, Pakistan 0.03%, Peru 0.07%, Philippines 0.08%, Poland 0.27%, Russia 1.67%, South Africa 1.31%, Taiwan 1.98%, Thailand 0.23%, Turkey 0.23%.


Unlike other broadbased indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2006, the value of the MSCI EAFE + EM Index was 331.04.


--------------------------------------------------------------------------------
LEHMAN BROTHERS*                        |
GOVERNMENT/CREDIT  INDEX                |
GOVERNMENT/CREDIT 1-5 YEAR INDEX        |
MORTGAGE-BACKED   SECURITIES  INDEX     |
--------------------------------------- |


The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasifederal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 15 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.



================================================================================
                                  accessor 80

================================================================================
                                   APPENDIX A


The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).


--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.
--------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX* |
----------------------------------------------|



The US High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. "Yankee" bonds (debt of foreign issuers issued in the US domestic market) are included in the Index provided the issuer is domiciled in a country having an investment grade foreign currency long-term debt rating (based on a composite of Moody's and S&P). 144a issues are not included in the Index until they are exchanged for registered securities. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody's and S&P. The index is rebalanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end balancing at which point they are dropped from the index. Additional sub-indices are available that segment the Index between cash pay and deferred interest bonds, as well as by rating and sector. The inception date of the index is August 31, 1986.


--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
*THE HIGH YIELD BOND FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MERRILL LYNCH
--------------------------------------------------------------------------------











                                  accessor 82

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that significantly affected their performance over the recent period


o    Fund performance data and financial statements

o    Fund holdings.

PORTFOLIO HOLDINGS. The Funds will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

         ACCESSOR CAPITAL MANAGEMENT LP
         1420 Fifth Avenue, Suite 3600
         Seattle, Washington 98101
         800759-3504
         206224-7420
         web site:  www.accessor.com




         SECURITIES AND EXCHANGE COMMISSION
         Washington, DC  205490102
         Public Reference Section (202) 942-8090 (for inquiries regarding hours of operation only)
         email:  publicinfo@sec.gov
         web site:  www.sec.gov




You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.


Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 81106337.

                                  accessor 83

                   ACCESSOR FUNDS, INC. * A & C CLASS SHARES


                                   PROSPECTUS






           [LOGO] ACCESSOR                           April 30, 2007








     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

  NOT FDIC INSURED                 NO BANK GUARANTEE         MAY LOSE VALUE









                                   accessor 1

================================================================================
                               TABLE OF CONTENTS



THE FUNDS
   Growth Fund Details and Performance........................................4
   Value Fund Details and Performance.........................................6
   Small to Mid Cap Fund Details and Performance..............................8
   International Equity Fund Details and Performance.........................10
   High Yield Bond Fund Details and Performance..............................12
   Intermediate Fixed-Income Fund Details and Performance....................14
   Short-Intermediate Fixed-Income Fund Details and Performance..............16
   Mortgage Securities Fund Details and Performance..........................18
   U.S. Government Money Fund Details and Performance........................20
   Income Allocation Fund Details and Performance............................22
   Income & Growth Allocation Fund Details and Performance...................24
   Balanced Allocation Fund Details and Performance..........................27
   Growth & Income Allocation Fund Details and Performance...................30
   Growth Allocation Fund Details and Performance............................33
   Aggressive Growth Allocation Fund Details and Performance.................36
   Fund Expenses.............................................................38
   Securities and Risks......................................................42
   Management, Organization and Capital Structure............................49
   A Class and C Class General...............................................55

SHAREHOLDER INFORMATION
   Purchasing Fund Shares....................................................60
   Exchanging Fund Shares....................................................64
   Redeeming Fund Shares.....................................................65
   Dividends and Distributions...............................................67
   Valuation of Securities...................................................67
   Taxation..................................................................69
   Privacy Policy............................................................70
   Financial Highlights......................................................71

APPENDIX A
   Description of Fund Indices...............................................86









                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS





o A family of 16 mutual funds, this Prospectus describes 14 of the Funds that have A Class Shares and 15 of the Funds that have C Class Shares, which are divided into nine "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below. Each Fund has other classes that are described in sepzrate prospectuses.




     UNDERLYING EQUITY FUNDS:             UNDERLYING FIXED-INCOME FUNDS:
       Growth Fund                          High Yield Bond Fund
       Value Fund                           Intermediate Fixed-Income Fund*
       Small to Mid Cap Fund                Short-Intermediate Fixed-Income Fund
       International Equity Fund            Mortgage Securities Fund
                                            U.S.  Government Money Fund



     ALLOCATION FUNDS:                    ALLOCATION FUNDS:
       Income Allocation Fund               Growth & Income Allocation Fund
       Income & Growth Allocation Fund      Growth Allocation Fund
       Balanced Allocation Fund             Aggressive Growth Allocation Fund
-------------------------------------------------------------------------------
*C Class only
-------------------------------------------------------------------------------
For information about the other classes and Funds of Accessor Funds, please request the current Accessor Funds Prospectuses.


o     A variety of equity, Fixed-Income and balanced mutual funds.
o When used together, designed to help investors realize the benefits of asset allocation and diversification.
o     Managed and  administered  by Accessor  Capital  Management LP ("Accessor
Capital").
o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund, which is advised directly by Accessor Capital).

Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range, and each invests in a combination of the Advisor Class Shares of the Underlying Funds, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described in this Prospectus. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds seek to offer additional diversification through a single investment.

Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 45.

================================================================================

DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      * * *

              DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER,
                         GUARANTEE INVESTMENT RESULTS.


                                   accessor 3

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Growth Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants. The Fund invests primarily in stocks of companies that Enhanced Investment Technologies, LLC ("INTECH"), the Fund's Money Manager, selects for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/Citigroup Growth Index. See Appendix A for additional information about the index. INTECH employs a disciplined, mathematical investment strategy designed to seek returns in excess of the target benchmark, while reducing the risk of significant under performance.
                                           |------------------------------------
The  underlying  premise of the strategy   |MARKET  CAPITALIZATION:  The Growth
is to build portfolios of companies in a   |Fund generally invests in companies
more potentially  efficient  combination   |with market  capitalizations within
than the benchmark.  Such strategy seeks   |the    range    of    the    market
to  produce  returns  in  excess  of the   |capitalizations  of  the  companies
benchmark.  The underlying assumption of   |included  in the S&P 500 Index.  As
INTECH's   investment  process  is  that   |of  March  31,  2007,   the  market
large cap markets are  efficient  in the   |capitalization of the S&P 500 Index
sense  that stock  prices  tend to reach   |ranged  from $1.5  billion  for the
equilibrium  fairly  quickly.   INTECH's   |smallest  company to $429.5 billion
process  searches  for stocks  with high   |for the largest company.
relative  volatility and low correlation   |------------------------------------
to build portfolios whose total return will exceed the return of the component stocks.


The Fund pursues its objective by applying a mathematical portfolio management process to construct an investment portfolio from the universe of common stocks within its benchmark index. The mathematical process uses the natural tendency of stock prices to vary over time (volatility) in determining the selection of securities and their weightings in the Fund's holdings. INTECH pursues its objective by identifying stocks with higher average volatility than the Growth Fund's benchmark index and combining those stocks in a manner that INTECH believes does not increase the overall portfolio volatility above that of the benchmark index. INTECH's mathematical investment process seeks to select stocks with higher average volatility than the benchmark index by reviewing historical stock prices and estimating future volatility. INTECH approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant under performance relative to the benchmark index. The proprietary mathematical process used by INTECH may not achieve desired results.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Growth Stocks. Growth stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

================================================================================



o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2004. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.




--------------------------------------------------------------------------------
                 GROWTH FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------
 [GRAPH]                                                   C CLASS SHARES
 AS OF 12/31                                              ----------------
 EACH YEAR                                                 YEAR-TO-DATE
                                                               -0.71%
 20.72   10.40   5.43   5.48                              AS OF 3/31/07
------------------------------                            -----------------
  03      04     05     06                                 BEST QUARTER
                                                               9.48%
                                                           4TH QTR 2003
                                                           ----------------
                                                           WORST QUARTER
                                                              -4.85%
                                                           2ND QTR 2006

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                         SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION


A Class returns before taxes (with maximum sales charge)                9/29/03         0.09%           7.74%
C Class returns before taxes*                                          12/30/02         5.48%          10.24%
C Class returns after taxes on distributions*                          12/30/02         5.48%          10.24%
C Class returns after taxes on distributions & sale of Fund shares*    12/30/02         3.56%           8.89%
S&P 500/Citigroup Growth Index(1)                                                      11.01%          N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

*YOU MAY BE ASSESSED A 1% CONTINGENT  DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES  WITHIN ONE YEAR OF PURCHASE,  THESE  RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.




--------------------------------------------------------------------------------
(1) THE S&P 500 INDEX ("S&P 500") IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/CITIGROUP GROWTH INDEX (FORMERLY THE S&P 500/BARRA GROWTH INDEX) IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                                   accessor 5

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Value Fund seeks capital growth.


PRINCIPAL INVESTMENT STRATEGIES The Fund   |------------------------------------
seeks  to  achieve  its   objective   by   |MARKET  CAPITALIZATION:  The  Value
investing   principally  in  common  and   |Fund generally invests in companies
preferred      stocks,       convertible   |with market  capitalizations within
securities,  and rights and  warrants of   |the    range    of    the    market
companies     whose    stocks     appear   |capitalizations  of  the  companies
attractively  valued  relative  to  their  |included  in the S&P 500 Index.  As
peers,  in addition to having  favorable   |of  March  31,  2007,   the  market
earnings,      quality     and     price   |capitalization of the S&P 500 Index
characteristics.   The  Fund   seeks  to   |ranged  from $1.5  billion  for the
invest  primarily in stocks of companies   |smallest  company to $429.5 billion
that    Acadian     Asset     Management   |for the largest company.
("Acadian"),  the Fund's Money  Manager,   ------------------------------------
believes are undervalued. Acadian attempts to exceed the performance of the Fund's benchmark, the S&P 500/Citigroup Value Index. See Appendix A for additional information about the Index. The Fund may also engage in various portfolio strategies (for example, futures) to reduce certain risks of its investments and to enhance income, but not for speculation.

Acadian uses stock factors in an effort to predict how well each stock in its 5,500-stock U.S. universe will perform relative to its peer group. Acadian also applies separate models to forecast sector-level returns, in an effort to predict how well the stock's sector will perform relative to other sectors in the U.S., and then add that forecast to each stock's forecast. At the individual stock level, Acadian uses a wide range of quantitative factors, including valuation, earnings, quality metrics, price movements and size. At the sector level, they utilize valuation, risk, growth and economic movements. Acadian combines and weights the values of all the factors, utilizing a proprietary methodology to determine a return forecast for each stock. The end result is a ranking of the entire 5,500-stock universe from most attractive to least attractive. The firm then uses a sophisticated portfolio optimization system to trade off the expected return of the stocks with such considerations as the Fund's benchmark index, targeted level of risk, transaction cost estimates and other requirements. Sector weights fall out of the bottom-up stock selection process, with overall portfolio risk control ensuring an appropriate level of diversification. A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive holding. The replacement stock's expected return must be enough to more than cover the transaction costs of selling the current holding and buying the new opportunity.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common Stocks tend to be more volatile than other investment choices.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.



o    Stock Market Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Value Stocks. Although the Fund invests in securities that the Money Manager believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. In addition, the markets may favor growth stocks over stocks that are undervalued.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2007. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
                  VALUE FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
     [GRAPH]                                                 C CLASS SHARES


     AS OF 12/31                                             YEAR-TO-DATE
     EACH YEAR                                                   0.50%
                                                            AS OF 3/31/07
     29.20   13.56  5.02 15.31                              ----------------
     -----------------------------------------                BEST QUARTER
      03      04    05   06                                      17.18%
                                                             2ND QTR 2003
                                                            ----------------
                                                             WORST QUARTER
                                                                -5.28%
                                                             1ST QTR 2003


--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*
-----------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                9/29/03          9.33%          12.91%
C Class returns before taxes*                                          12/30/02         15.31%          15.52%
C Class returns after taxes on distributions*                          12/30/02         15.12%          15.41%
C Class returns after taxes on distributions & sale of Fund shares*    12/30/02          9.94%          13.50%
S&P 500/Citigroup Value Index(1)                                                        20.82%          N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT  DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES  WITHIN ONE YEAR OF PURCHASE,  THESE  RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.




--------------------------------------------------------------------------------
(1) THE S&P 500/CITIGROUP VALUE INDEX (FORMERLY THE S&P 500/BARRA VALUE INDEX) IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Small to Mid Cap Fund seeks capital growth.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index. See Appendix A for additional information about the index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of such issuers. Investment selections may be based on fundamental economic, market and other factors which may lead to
variation   by  economic   sectors,     |------------------------------------
industry    or    other    criteria     |SPECIAL   NOTE:   As  of   March  31,
appropriate   to  meet  the  Fund's     |2007,  the market  capitalization of
objective. The Fund may also engage     |the    Dow   Jones    Wilshire   4500
in  various  portfolio   strategies     |Completion  Index  ranged  from under
(for  example,  options or futures)     |$1 million  for  the smallest company
to  reduce  certain  risks  of  its     |to $112.5  billion   for  the largest
investments and may thereby enhance     |company.  The weighted average market
income,  but not  for  speculation.     |value of the Index was $9.9 billion,
The Fund may also invest in futures     |which may vary from month to month.
for  cash  management  purposes  to     |------------------------------------
meet shareholder redemptions while maintaining exposure to the market.

SSgA Funds Management, Inc. ("SSgA FM"), the Fund's Money Manager, uses a multifactor stock evaluation model to help it identify stocks within each industry that SSgA believes has the best growth potential. SSgA FM's sophisticated model takes into account transaction costs and the complex risk characteristics of the portfolio relative to the index. The Money Manager will seek to meet the Fund's investment objective by investing primarily in stocks of companies that are expected to experience higher than average growth of earnings or higher than average capital appreciation.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.





o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 8

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 1, 2001. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.




            SMALL TO MID CAP FUND ANNUAL RETURNS  C CLASS


[GRAPH]                                                 C CLASS SHARES
                                                        ---------------
AS OF 12/31                                             YEAR-TO-DATE
EACH YEAR                                                   3.76%
                                                        AS OF 3/31/07
42.54   17.66   11.87   12.58                           -------------
-----------------------------                           BEST QUARTER
 03      04     05      06                                 20.94%
                                                        2ND QTR 2003
                                                        --------------
                                                        WORST QUARTER
                                                           -4.31%
                                                        1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                           SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE          1 YEAR           INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03        6.87%           16.14%
C Class returns before taxes*                                           12/30/02       12.58%           20.65%
C Class returns after taxes on distributions*                           12/30/02       12.58%           20.66%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        8.18%           18.20%
Dow Jones Wilshire 4500 Completion Index (float adjusted)(1)                           15.28%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.







--------------------------------------------------------------------------------
(1) THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOATADJUSTED) IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE
     INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.

================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depository Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to diversity its investments among at least 10 different countries throughout the world. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.


Pictet Asset Management Limited ("Pictet") (formerly Pictet International Management Limited) serves as the Fund's Money Manager. As the Fund's Money Manager, Pictet will seek to meet the Fund's investment objective by investing primarily in stocks based on valuation and timing, not as proxies for country or sector exposure. Pictet does not invest in a purely growth style or a purely value style but rather draws upon internal resources to assess industry dynamics, business franchise/management strategy, financial strength, and valuation. The Fund will maintain an average market capitalization similar to the average market capitalization of the MSCI EAFE + EM NTDR_D Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.





o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 10

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on October 1, 2005. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.




--------------------------------------------------------------------------------
          INTERNATIONAL EQUITY FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                         C CLASS SHARES
AS OF 12/31                                                     --------------
EACH YEAR                                                       YEAR-TO-DATE
                                                                    5.60%
33.09   16.68   13.16  31.82                                    AS OF 3/31/07
------------------------------                                  --------------
 03      04     05     06                                       BEST QUARTER
                                                                    20.77%
                                                                2ND QTR 2003
                                                                -------------
                                                                WORST QUARTER
                                                                   -10.58%
                                                                1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                                                         SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR         INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03        25.09%         22.48%
C Class returns before taxes*                                           12/30/02        31.82%         23.67%
C Class returns after taxes on distributions*                           12/30/02        31.82%         23.67%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        20.68%         20.93%
MSCI EAFE + EM GDTR_D Index /1                                                                 27.76%           N/A
MSCI EAFE + EM NTDR_D /2                                                                27.25%           N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.


















--------------------------------------------------------------------------------

(1) THE MSCI EAFE + EM GDTR_D INDEX (FORMERLY THE MSCI EAFE + EMF INDEX) IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA) AND EMERGING MARKET COUNTRIES, INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE. GDTR INDICATES THAT THIS SERIES APPROXIMATES THE MAXIMM POSSIBLE DIVIDEND REINVESTMENT. THE AMOUNT REINVESTED IS THE DIVIDEND DISTRIBUTED TO INDIVIDUALA RESIDENT IN THE COUNTRY OF THE COMPANY, BUT DOES NOT INCLUDE TAX CREDITS.

(2) THE MSCI EAFE + EM NDTR_D INDEX IS AN UNMANAGED INDEX OF 47 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA), INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE AND EMERGING MARKET COUNTRIES. "NDTR" INDICATES THAT THE DATA SERIES APPROXIMATES THE MINIMUM POSSIBLE DIVIDEND REINVESTMENT. THE DIVIDEND IS REINVESTED AFTER DEDUCTION OF WITHHOLDING TAX, APPLYING THE RATE APPLICABLE TO NON-RESIDENT INDIVIDUALS WHO DO NOT BENEFIT FROM DOUBLE TAXATION TREATIES. MSCI USES WITHHOLDING TAX RATES APPLICABLE TO LUXEMBOURG HOLDING COMPANIES. "D" INDICATES THAT THE U.S. DOLLAR IS USED AS THE BASE CURRENCY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE GDTR SERIES WITH THE NDTR_D SERIES. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE FORMER SERIES OF THE MSCI INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE NDTR_D SERIES IN THE FUTURE.


================================================================================
                                  accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high yield corporate bonds commonly referred to as "junk bonds." This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality
by the Money Manager. The Fund will        |-----------------------------------
normally invest in securities that,        |DURATION:  One of  the  fundamental
at the time of initial  investment,        |tools  used by  money  managers  in
are rated lower than BBB and higher        |security selection, is a measure of
than CC+ by S&P or rated lower than        |the  price  sensitivity  of a  debt
Baa3 and higher than Ca by Moody's.        |security  or a  portfolio  of  debt
The  Fund  will  normally  seek  an        |securities  to relative  changes in
aggregate  dollar-weighted  average        |interest  rates.  For  instance,  a
portfolio  duration  that  does not        |duration  of  "three"  means that a
vary  outside  of a band of plus or        |portfolio's  or  security's  price
minus 20% from  that of the  Fund's        |would be  expected  to  decrease by
benchmark,  the Merrill  Lynch U.S.        |approximately 3% with a 1% increase
High  Yield  Master II  Index.  See        |in  interest   rates   (assuming  a
Appendix    A    for     additional        |parallel shift in the yield curve).
information  about the  index.  The        |As of March 31,  2007,  the Merrill
Money   Manager   will  attempt  to        |Lynch U.S. High Yield Master II
exceed the total return performance        |Index   duration  was  5.70  years,
of  the  Merrill  Lynch  U.S.  High        |although the  duration  will likely
Yield Master II Index. The Fund may        |vary in the future.
also invest in dollar  denominated,        |----------------------------------
non-investment grade bonds of foreign issuers that, at the time of initial investment, are rated as lower than BBB and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.


Financial Management Advisors, LLC ("FMA"), the Fund's Money Manager, selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, FMA looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of FMA, because they offer better assurance of debt repayment.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.


o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.




o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer and changes in general economic or poliical conditions can adversely affect the credit quality of an issuer's securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 12

================================================================================

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.



PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             HIGH YIELD BOND FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
 [GRAPH]                                                    C CLASS SHARES
 AS OF 12/31                                                --------------
 EACH YEAR                                                  YEAR-TO-DATE
                                                                2.75%
 22.95    8.39   1.29    9.65                               AS OF 3/31/07
-------------------------------                             -------------
  03       04    05      06                                 BEST QUARTER
                                                                8.27%
                                                            2ND QTR 2003
                                                            --------------
                                                            WORST QUARTER
                                                                -1.07%
                                                             1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                         SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03        5.19%           6.91%
C Class returns before taxes*                                           12/30/02        9.65%           10.28%
C Class returns after taxes on distributions*                           12/30/02        7.14%            7.59%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        6.19%            7.23%
Lehman Brothers U.S. Corporate High Yield Index/1                                       11.85%          N/A
Merrill Lynch U.S. High Yield Master II Index /2                                        11.72%          N/A




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.









--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX IS AN UNMANAGED INDEX OF FIXED RATE CORPORATE BONDS RATED BELOW INVESTMENT GRADE. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


(2) THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX TRACKS THE PERFORMANCE OF BELOW-INVESTMENT GRADE U.S. DOLLAR-DENOMINATED CORPORATE BONDS ISSUED IN THE U.S. DOMESTIC MARKET. GOING FORWARD, THE FUND HAS DETERMINED TO REPLACE THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX WITH THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX. THE FUND CONTINUES TO SHOW THE PERFORMANCE OF THE LEHMAN INDEX FOR COMPARISON PURPOSES IN THIS PROSPECTUS, BUT WILL ONLY SHOW THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX IN THE FUTURE.



================================================================================
                                  accessor 13

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in Fixed-Income securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in corporate bonds, U.S. Government or agency securities and mortgage-backed and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that the Fund's
duration does not vary more or less        |------------------------------------
than  20% from  that of the  Fund's        |DURATION:  one of  the  fundamental
benchmark,   the  Lehman   Brothers        |tools  used by  money  managers  in
Government/Credit  Index (the "LBGC        |security selection, is a measure of
Index").   See   Appendix   A   for        |the  price  sensitivity  of a  debt
additional  information  about  the        |security  or a  portfolio  of  debt
index. The Fund invests principally        |securities  to relative  changes in
in  debt  securities   rated  A  or        |interest  rates.  For  instance, a
higher  by  S&P or  Moody's  at the        |duration  of  "three"  means that a
time  of  purchase.  The  Fund  may        |portfolio's  or  security's   price
invest up to 20% of its net  assets        |would be  expected  to  decrease by
in  securities  rated BBB by S&P or        |approximately 3% with a 1% increase
Baa by Moody's  and up to 6% of its        |in  interest   rates   (assuming  a
net assets in  securities  rated BB        |parallel shift in the yield curve).
by S&P  or Ba by  Moody's  or  debt        |As of  March  31,  2007,  the  LBGC
securities unrated but judged to be        |Index   duration  was  5.12  years,
of comparable  quality by the Money        |although the  duration  will likely
Manager.  The Fund may also  invest        |vary in the future.
in mortgage-backed  securities. The         -----------------------------------
Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


Cypress Asset Management ("Cypress"), the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC Index. Cypress usually seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the Index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.




AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

                                  accessor 14

================================================================================

    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's C Class shares' average annual total returns to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.





--------------------------------------------------------------------------------
        INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                         C CLASS SHARES
AS OF 12/31                                                     --------------
EACH YEAR                                                       YEAR-TO-DATE
                                                                    0.66%
 3.86     2.95   2.59  2.76                                     AS OF 3/31/07
----------------------------                                    --------------
  03       04    05    06                                       BEST QUARTER
                                                                    3.93%
                                                                3RD QTR 2006
                                                                -------------
                                                                WORST QUARTER
                                                                    -3.32%
                                                                2ND QTR 2004

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


C Class returns before taxes*                                           12/30/02        2.76%            2.99%
C Class returns after taxes on distributions*                           12/30/02        0.56%            1.04%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        1.77%            1.43%
Lehman Brothers Government/Credit Index /1                                              3.78%            N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.




--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF fixed-rate GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
--------------------------------------------------------------------------------


                                  accessor 15

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The    |-------------------------------------
Fund seeks to achieve its objective    |DURATION:  one of  the  fundamental
by  investing  at least  80% of its    |tools  used by  money  managers  in
assets in Fixed-Income  securities.    |security selection, is a measure of
This  policy  may  not  be  changed    |the  price  sensitivity  of a  debt
unless   Fund    shareholders   are    |security  or a  portfolio  of  debt
notified   at   least  60  days  in    |securities  to relative  changes in
advance of the proposed change. The    |interest  rates.  For  instance,  a
Fund primarily invests in corporate    |duration  of  "three"  means that a
bonds,  U.S.  Government  or agency    |portfolio's  or  security's   price
securities     and     asset-backed    |would be  expected  to  decrease by
securities  that are of  investment    |approximately 3% with a 1% increase
grade  quality or that are  unrated    |in  interest   rates   (assuming  a
but  judged  to  be  of  comparable    |parallel shift in the yield curve).
quality  or  higher  by  the  Money    |As of March 31, 2007,  the LBGC 1-5
Manager.  The  Fund  will  normally    |Index   duration  was  2.4  years,
seek  to  have  a   dollar-weighted    |although the  duration  will likely
average  portfolio  duration of not    |vary in the future.
less  than two  years nor more than     --------------------------------------
five years and normally  invests in
securities so that the Fund's duration does not vary more or less than 20% from that of the Fund's benchmark, the Lehman Brothers Government/Credit 1-5 Year Index (the "LBGC 1-5 Index"). See Appendix A for additional information about the index. The Fund may also invest up to 20% of the Fund's net assets in securities rated BBB by S&P or Baa by Moody's and up to 6% of the Fund's net assets in securities rated BB by S&P or Ba by Moody's, or debt securities that are unrated but judged to be of comparable quality by the Money Manager. The Fund invests principally in debt securities with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may also invest in mortgage-backed securities. The Money Manager will also seek to enhance returns through the use of certain trading strategies such as purchasing odd lot securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

Cypress, the Fund's Money Manager, uses quantitative analyses and risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBGC 1-5 Index. Cypress seeks to enhance the Fund's returns by systematically overweighting its investments in the corporate sector as compared to the index. Investment selections may be based on fundamental economic, market and other factors which may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 16

================================================================================

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 1998. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
    SHORT-INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------


[GRAPH]                                                    C CLASS SHARES
AS OF 12/31                                                --------------
EACH YEAR                                                  YEAR-TO-DATE
                                                                1.01%
1.18     1.21    1.39   2.69                               AS OF 3/31/07
----------------------------                               --------------
 03       04      05    06                                 BEST QUARTER
                                                                1.84%
                                                           3RD QTR 2006
                                                           --------------
                                                           WORST QUARTER
                                                            -1.74%
                                                           2ND QTR 2004

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/05                                          DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03        -1.39%       0.82%
C Class returns before taxes*                                           12/30/02         2.69%       1.59%
C Class returns after taxes on distributions*                           12/30/02         1.29%       0.50%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02         1.74%       0.72%
Lehman Brothers Government/Credit 1-5 Year Index /1                                      4.22%       N/A

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.




--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED-RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies, or non-U.S. Government mortgage-related securities, including pass-throughs, CMOs, CMBSs and asset-backed securities, rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager or Accessor Capital. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). See Appendix A for additional information about the index. The Fund may utilize options on U.S. Government securities, interest rate swaps, interest rate futures contracts, and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.


BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);


                                            |-----------------------------------
o    rigorous  quantitative  analysis to    |DURATION:  one of  the  fundamental
security    valuation    (mathematically    |tools  used by  money  managers in
analyzing a security's value); and          |security selection, is a measure of
                                            |the  price  sensitivity  of a  debt
o    quality credit analysis  (analyzing    |security  or a  portfolio  of  debt
a security's credit quality).               |securities  to relative  changes in
                                            |interest  rates.  For  instance,  a
BlackRock's   Investment   Strategy         |duration  of  "three"  means that a
Committee  determines  the firm's  broad    |portfolio's  or  security's  price
investment strategy based on |would be expected to decrease by macroeconomics (for example, interest |approximately 3% with a 1% increase
rate trends) and market trends,  as well    |in  interest   rates  (assuming  a
as input from risk management and credit |parallel shift in the yield curve). committee professionals. Fund managers |As of March 31, 2007, the duration
then implement this strategy by |of the LBM Index was 3.58 years, selecting the sectors and securities |although the duration will likely
which offer the greatest  relative value    |vary in the future.
within investment guidelines. Investment ----------------------------------- selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Leverage Risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. Interest on borrowings may be greater than the Fund's return on the underlying investment.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 18

================================================================================


o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.




--------------------------------------------------------------------------------
           MORTGAGE SECURITIES FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                   C CLASS SHARES
AS OF 12/31                                               --------------
EACH YEAR                                                  YEAR-TO-DATE
                                                              0.84%
1.30     2.85    0.90    2.94                              AS OF 3/31/07
-----------------------------                              --------------
 03       04     05      06                                BEST QUARTER
                                                               2.91%
                                                           3RD QTR 2006
                                                           ------------
                                                           WORST QUARTER
                                                              -1.63%
                                                           2ND QTR 2004

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                9/29/03        -1.26%          1.45%
C Class returns before taxes*                                          12/30/02         2.94%          1.97%
C Class returns after taxes on distributions*                          12/30/02         1.42%          0.74%
C Class returns after taxes on distributions & sale of Fund shares*    12/30/02         1.89%          0.96%
Lehman Brothers Mortgage-Backed Securities Index /1                                     5.22%          N/A

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.



--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.


================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities") or in repurchase agreements secured by such instruments. This non-fundamental investment policy may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund may be 100% invested in securities of the U.S. Government, its agencies or instrumentalities, it's return may be less than a Fund which can invest without limitation in all types of securities.


Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Repurchase Agreements. Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells the Fund a security at one price and agrees to repurchase that security at a higher price. If the seller becomes subject to a bankruptcy or other insolvency proceeding or fails to repurchase the security from the Fund, the Fund may incur losses including as a result of a possible decline in the value of the underlying security and lack of access to the income on the underlying security during the period while the Fund seeks to enforce its rights thereto.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 20

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.





--------------------------------------------------------------------------------
         U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH] C CLASS                                        C CLASS SHARES
AS OF 12/31                                            ---------------
EACH YEAR                                              YEAR-TO-DATE
                                                           0.93%
0.35    -0.33   1.91    3.45                            AS OF 3/31/07
----------------------------                           ----------------
 03       04    05      06                             BEST QUARTER
                                                           0.96%
                                                       4TH QTR 2006
                                                       ----------------
                                                       WORST QUARTER
                                                           0.07%
                                                       2ND QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                          DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                9/29/03         4.27%           2.32%
C Class returns before taxes*                                          12/30/02         3.45%           1.59%
Citigroup 3 Month T-Bill Index /1                                      12/30/02         4.76%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.






The Fund's 7-day effective yield on 3/31/07 was 4.56% for A Class Shares and 3.81% for the C Class Shares.




















--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH TBILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.

     FOR THE FUND'S CURRENT YIELD, CALL TOLL FREE (800) 759-3504 OR VISIT WWW.ACCESSOR.COM
================================================================================
                                   accessor 21

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Fixed-Income Underlying Funds and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 70% and 30%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1-3 year investment time horizon.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION             3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES     3/31/07  POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                              0.0%        0%-10%
    Growth                                0.0%         0-5%
    Value                                 0.0%         0-5%
    Small to Mid Cap                      0.0%         0-5%
    International Equity                  0.0%         0-5%



Fixed-Income FUNDS                        70.0%        50%-95%      [PIE CHART]
    High Yield Bond                       10.5%         5-20%
    Intermediate Fixed-Income              0.0%         0-20%
    Short-Intermediate Fixed-Income       55.0%        20-60%
    Mortgage Securities                    4.5%         5-30%
MONEY MARKET FUNDS                        30.0%        5%-40%
    U.S. Government Money*                30.0%         5-40%



--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.


o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 22

================================================================================

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            INCOME ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                      C CLASS SHARES
AS OF 12/31                                                  --------------
EACH YEAR                                                    YEAR-TO-DATE
                                                                 1.14%
3.62     1.77   1.38  3.31                                   AS OF 3/31/07
---------------------------                                  --------------
 03       04    05    06                                     BEST QUARTER
                                                                1.93%
                                                             2ND QTR 2003
                                                             -------------
                                                             WORST QUARTER
                                                               -1.29%
                                                             2ND QTR 2004

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03       -0.81%          1.44%
C Class returns before taxes*                                           12/30/02        3.31%          2.50%
C Class returns after taxes on distributions*                           12/30/02        1.90%          1.40%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        2.14%          1.50%
Lehman Brothers Aggregate Bond Index /1                                                 4.33%           N/A


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.





--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASSTHROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
--------------------------------------------------------------------------------


                                   accessor 23

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.



PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 35.2%, 46.4% and 18.4%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

-------------------------------------------------------------------------------
                                           ASSET ALLOCATION             3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES    3/31/07  POTENTIAL RANGE     ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                            35.2%       20%-40%
    Growth                              10.9%         5-15%
    Value                                9.0%         5-15%
    Small to Mid Cap                     5.0%         2-12%
    International Equity                10.3%         0-15%

FIXED-INCOME FUNDS                      46.4%       30%-75%         [PIE CHART]
    High Yield Bond                      8.4%         5-20%
    Intermediate Fixed-Income            0.0%         0-20%
    Short-Intermediate Fixed-Income     33.0%        15-40%
    Mortgage Securities                  5.0%         0-20%

MONEY MARKET FUNDS                      18.4%        5%-25%
    U.S. Government Money*              18.4%         5-25%


--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 24

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o    Stock  Market  Volatility.   Stock  markets  are  volatile  and can decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.
















                                   accessor 25

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



================================================================================
       INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                C CLASS SHARES
AS OF 12/31                                            ---------------
EACH YEAR                                              YEAR-TO-DATE
                                                           1.39%
12.42    5.32   3.29   7.22                            AS OF 3/31/07
----------------------------                           ---------------
 03       04   05      06                              BEST QUARTER
                                                           6.68%
                                                       2ND QTR 2003
                                                       -------------
                                                       WORST QUARTER
                                                          -0.76%
                                                       2ND QTR 2006

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03         1.75%           4.99%
C Class returns before taxes*                                           12/30/02         7.22%          7.02%
C Class returns after taxes on distributions*                           12/30/02         6.24%          6.22%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02         4.67%          5.56%
Lehman Brothers Aggregate Bond Index /1                                                  4.33%           n/a
S&P 500 Index /2                                                                        15.79%           n/a
Composite Index /3                                                                       7.77%           n/a


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.



--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------











--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------


                                   accessor 26

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 55.4%, 35.6% and 9.0%, respectively as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. At all times the Fund intends to maintain at least 40% in equity Underlying Funds and at least 25% in Fixed-Income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION          3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES     3/31/07   POTENTIAL RANGE ALLOCATION
--------------------------------------------------------------------------------

EQUITY FUNDS                             55.4%        40%-60%
    Growth                               17.9%         10-20%
    Value                                14.0%         10-20%
    Small to Mid Cap                      7.0%          5-15%
    International Equity                 16.5%          5-15%


Fixed-Income FUNDS                       35.6%         25%-60%      [PIE CHART]
    High Yield Bond                       7.9%          5-20%
    Intermediate Fixed-Income             0.0%          0-20%
    Short-Intermediate Fixed-Income      24.8%          5-30%
    Mortgage Securities                   2.9%          0-20%

MONEY MARKET FUNDS                        9.0%         0%-20%
    U.S. Government Money*                9.0%          0-20%


--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------





















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 27

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o    Stock  Market  Volatility.   Stock  markets  are  volatile  and can decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o    Bond Market Volatility.  Individual securities are expected to fluctuate in
response  to  issuer, general economic and market conditions.   In general,  the
price of a debt or money  market  security  falls when  interest  rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.



                                   accessor 28

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.




--------------------------------------------------------------------------------
           BALANCED ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH] C CLASS                                              C CLASS SHARES
AS OF 12/31                                                  --------------
EACH YEAR                                                    YEAR-TO-DATE
                                                                1.59%
18.33    8.01  4.64   9.75                                   AS OF 3/31/07
---------------------------                                  --------------
 03       04   05     06                                     BEST QUARTER
                                                                9.64%
                                                             2ND QTR 2003
                                                             -------------
                                                             WORST QUARTER
                                                               -1.52%
                                                             1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                          DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03        4.09%           7.72%
C Class returns before taxes*                                           12/30/02        9.75%          10.08%
C Class returns after taxes on distributions*                           12/30/02        9.09%           9.52%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        6.31%           8.38%
Lehman Brothers Aggregate Bond Index  /1                                                4.33%          N/A
MSCI AC World Index Free /2                                                            15.79%          N/A
S&P 500 Index /3                                                                        10.07%          N/A
Composite Index /4

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% S&P 500 INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------



                                   accessor 29

                                 ALLOCATION FUND
                     GROWTH & INCOME ALLOCATION FUND DETAILS


THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.



PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 65.2%, 29.8% and 5.0%, respectively as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                           ASSET ALLOCATION          3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES    3/31/07   POTENTIAL RANGE  ALLOCATION
--------------------------------------------------------------------------------
EQUITY FUNDS                             65.2%        50%-70%
    Growth                               19.8%         12-22%
    Value                                16.9%         12-22%
    Small to Mid Cap                      8.9%          6-16%
    International Equity                 19.6%          7-20%


Fixed-Income FUNDS                       29.8%        20%-50%      [PIE CHART]
    High Yield Bond                       8.0%          5-20%
    Intermediate Fixed-Income             1.0%          0-20%
    Short-Intermediate Fixed-Income      17.9%          5-25%
    Mortgage Securities                   2.9%          0-15%

MONEY MARKET FUNDS                        5.0%         0%-15%
    U.S. Government Money*                5.0%          0-15%


--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------





















--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

                                   accessor 30

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o    Stock  Market  Volatility.   Stock  markets  are  volatile  and can decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.










                                   accessor 31

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.




--------------------------------------------------------------------------------
       GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                              C CLASS SHARES
AS OF 12/31                                           -------------
EACH YEAR                                             YEAR-TO-DATE
                                                          1.72%
20.95    9.12   5.32   10.88                          AS OF 3/31/07
----------------------------                          --------------
 03       04    05     06                             BEST QUARTER
                                                         11.20%
                                                      2ND QTR 2003
                                                      -------------
                                                      WORST QUARTER
                                                        -2.46%
                                                      1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                          DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03         5.14%          8.98%
C Class returns before taxes*                                           12/30/02        10.88%          11.45%
C Class returns after taxes on distributions*                           12/30/02        10.39%          11.00%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02         7.06%           9.66%
Lehman Brothers Aggregate Bond Index /1                                                  4.33%          N/A
S&P 500 Index /2                                                                        15.79%          N/A
Composite Index /3                                                                      11.22%          N/A


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------


                                   accessor 32

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds, the four Fixed-Income Underlying Funds, and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 85.0%, 12.9% and 2.1%, respectively as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                            ASSET ALLOCATION            3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES     3/31/07   POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------


EQUITY FUNDS                             85.0%       70%-90%
    Growth                               25.7%        19-30%
    Value                                22.8%        19-30%
    Small to Mid Cap                     11.9%         7-20%
    International Equity                 24.6%        10-25%

Fixed-Income FUNDS                       12.9%        5%-30%       [PIE CHART]
    High Yield Bond                       6.0%         0-15%
    Intermediate Fixed-Income             0.0%         0-15%
    Short-Intermediate Fixed-Income       6.0%         0-15%
    Mortgage Securities                   0.9%         0-15%

MONEY MARKET FUNDS                        2.1%         0%-5%
    U.S. Government Money*                2.1%          0-5%



--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------
























--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 33

================================================================================

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o    Management  Risk.  The  strategy  that the Money  Manager  uses may fail to
produce  the  intended  result  or  the  Money  Manager's   judgment  about  the
attractiveness of a particular sector or security may prove to be incorrect.





o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.









                                   accessor 34

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
            GROWTH ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
 [GRAPH] C CLASS                                           C CLASS SHARES
 AS OF 12/31                                               --------------
 EACH YEAR                                                 YEAR-TO-DATE
                                                              1.84%
 27.04   11.67  6.64  13.15                                AS OF 3/31/07
---------------------------                                --------------
  03       04   05    06                                   BEST QUARTER
                                                               14.29%
                                                           2ND QTR 2003
                                                           -------------
                                                           WORST QUARTER
                                                               -3.63%
                                                           1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03         7.30%          11.67%
C Class returns before taxes*                                           12/30/02        13.15%          14.44%
C Class returns after taxes on distributions*                           12/30/02        13.01%          14.25%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02         8.55%          12.48%
Lehman Brothers Aggregate Bond Index /1                                                  4.33%          N/A
S&P 500 Index /2                                                                        15.79%          N/A
Composite Index /3                                                                      13.51%          N/A


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
--------------------------------------------------------------------------------


                                   accessor 35

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.


PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four equity Underlying Funds and the money market Underlying Fund. As of March 31, 2007, the allocation between the asset classes was approximately 98.7% and 1.3%, respectively as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                           ASSET ALLOCATION            3/31/07
UNDERLYING FUND ADVISOR CLASS SHARES   3/31/07     POTENTIAL RANGE    ALLOCATION
--------------------------------------------------------------------------------


EQUITY FUNDS                             98.7%       85%-100%
    Growth                               29.6%         25-35%
    Value                                26.7%         25-35%
    Small to Mid Cap                     14.0%         10-25%
    International Equity                 28.4%         15-30%
Fixed-Income FUNDS                        0.0%         0%-10%       [PIE CHART]
    High Yield Bond                       0.0%           0-5%
    Intermediate Fixed-Income             0.0%           0-5%
    Short-Intermediate Fixed-Income       0.0%           0-5%
    Mortgage Securities                   0.0%           0-5%
MONEY MARKET FUNDS                        1.3%          0%-5%
    U.S. Government Money*                1.3%           0-5%

--------------------------------------------------------------------------------
*Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 36

================================================================================




o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.


o Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart and table shown illustrate the risks of investing in the Fund. The bar chart shows the performance of the Fund's C Class shares. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.





--------------------------------------------------------------------------------
      AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------
[GRAPH]                                               C CLASS SHARES
AS OF 12/31                                           --------------
EACH YEAR                                             YEAR-TO-DATE
                                                           1.86%
29.48   13.38   7.80  14.79                           AS OF 3/31/07
---------------------------                           -------------
 03       04    05    06                              BEST QUARTER
                                                          15.93%
                                                      2ND QTR 2003
                                                      -------------
                                                      WORST QUARTER
                                                          -4.98%
                                                      1ST QTR 2003

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                          SINCE
FOR THE PERIODS ENDED 12/31/06                                           DATE           1 YEAR        INCEPTION*


A Class returns before taxes (with maximum sales charge)                 9/29/03        8.92%           13.57%
C Class returns before taxes*                                           12/30/02       14.79%           16.16%
C Class returns after taxes on distributions*                           12/30/02       14.79%           16.17%
C Class returns after taxes on distributions & sale of Fund shares*     12/30/02        9.61%           14.16%
S&P 500 Index /1                                                                       15.79%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
*YOU MAY BE ASSESSED A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) IF YOU REDEEM
YOUR C CLASS SHARES WITHIN ONE YEAR OF PURCHASE, THESE RETURNS DO NOT REFLECT
THE CDSC, WHICH IF REFLECTED WOULD LOWER THE RETURN.




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------













--------------------------------------------------------------------------------

(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------


                                   accessor 37

================================================================================
                                  FUND EXPENSES




The following tables describe the fees and expenses that you may pay if you invest in A and C Class Shares of the Funds. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. The tables reflect estimated "Other" fees and expenses of the Funds as a result of changes in contractual obligations during 2007. Historical fees and expenses of the Funds are reflected in the expense ratios set out in the Financial Highlights at the end of this prospectus. Shareholders of the Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by each of the Underlying Funds in which the Allocation Fund invests that are borne by all Underlying Fund shareholders, reflected in the Acquired Funds Fees and Expenses, below.




SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1, 2)

                                                                                      A CLASS         C CLASS

Maximum Sales Charge Imposed On Purchases (as a percent of offering price)(3)
 Equity Funds and Allocation Funds (except Income Allocation Fund)                     5.75%            none
 Fixed-Income Funds  (except U.S. Government Money Fund) and Income Allocation Fund    4.75%            none
 U.S. Government Money Fund                                                            none             none
Maximum Sales Charge Imposed On Reinvested Dividends                                   none             none
Maximum Contingent Deferred Sales Charge (as a percentage of amount original
 purchase price or redemption proceeds, if applicable)(4, 5)                           none             1.00%
Redemption Fee  (as a percent of amount redeemed)(6)
 Equity Funds  and High Yield Bond Fund                                                2.00%            2.00%
 Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds                 none             none







ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                                  SMALL TO         INTERNATIONAL
                                            GROWTH              VALUE              MID CAP            EQUITY
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS

Management Fee (7)                      0.90%    0.90%     0.70%      0.70%     0.95%   0.95%     1.01%      1.01%
Distribution & Service (12b-1)Fees      0.35%    1.00%     0.35%      1.00%     0.35%   1.00%     0.35%      1.00%
Other Expenses                          0.27%    0.27%     0.27%      0.27%     0.26%   0.26%     0.36%      0.36%
                                         ====     ====      ====      ====      ====     ====      ====      ====
Total Annual Fund Operating Expenses    1.52%    2.17%     1.32%      1.97%     1.56%   2.21%     1.72%      2.37%

==========================================================================================================================

                                                                                   SHORT
                                             HIGH           INTERMEDIATE        INTERMEDIATE
                                             YIELD             FIXED              FIXED            MORTGAGE
                                             BOND              INCOME              INCOME           SECURITIES
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS

Management Fees(7)                      0.61%    0.61%     0.43%      0.43%     0.43%   0.43%     0.61%      0.61%
Distribution & Service (12b-1)Fees      0.25%    1.00%     0.25%      1.00%     0.25%   1.00%     0.25%      1.00%
Other Expenses                          0.28%    0.28%     0.29%      0.29%     0.25%   0.25%     0.32%      0.32%
                                         ====     ====      ====      ====      ====     ====      ====      ====
Total Annual Fund Operating Expenses    1.14%    1.89%     0.97%      1.72%     0.93%   1.68%     1.18%      1.93%

============================================================================================================================
                                                U.S.                                  INCOME &
                                            GOVERNMENT              INCOME             GROWTH            BALANCED
                                               MONEY             ALLOCATION         ALLOCATION         ALLOCATION
                                        A CLASS   C CLASS     A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS

Management Fees(7)                      0.08%    0.08%     0.10%      0.10%     0.10%   0.10%     0.10%      0.10%
Distribution & Service (12b-1)Fees      0.25%    1.00%     0.25%      1.00%     0.35%   1.00%     0.35%      1.00%
Other Expenses(9)                       0.40%(8) 0.40%(8)  0.27%      0.27%     0.17%   0.17%     0.09%      0.09%
Acquired Funds Fees and Expenses(10)    N/A      N/A       0.62%      0.62%     0.80%   0.80%     0.93%      0.93%
                                        ====     ====      ====       ====      ====    ====      ====       ====
Total Annual Fund Operating Expenses    0.73%    1.48%     1.24%      1.99%     1.42%   2.07%     1.47%      2.12%




                                  accessor 38

================================================================================
                                  FUND EXPENSES


                                            GROWTH &                             AGGRESSIVE
                                             INCOME             GROWTH             GROWTH
                                           ALLOCATION        ALLOCATION         ALLOCATION
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS

Management Fees(7)                      0.10%    0.10%     0.10%      0.10%     0.10%   0.10%
Distribution & Service (12b-1)Fees      0.35%    1.00%     0.35%      1.00%     0.35%   1.00%
Other Expenses (9)                      0.08%    0.08%     0.08%      0.08%     0.11%   0.11%
Acquired Funds Fees and Expense(10)     0.97%    0.97%     1.07%      1.07%     1.13%   1.13%
                                        =====    =====     =====      =====     ====    =====
Total Annual Fund Operating Expenses    1.50%    2.15%     1.60%      2.25%     1.69%   2.34%




--------------------------------------------------------------------------------
(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA ACCOUNT WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) SALES CHARGES MAY BE ELIMINATED OR REDUCED FOR PURCHASES OF $50,000 OR MORE ON A CLASS SHARES. FOR MORE INFORMATION ON REDUCING THE SALES LOAD, PLEASE REVIEW THE SECTION "ELIMINATING THE SALES CHARGES" ON PAGE 58 OF THIS PROSPECTUS.
(4) A CLASS SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN 24 MONTHS.
(5) THE CDSC ON C CLASS SHARES DOES NOT APPLY WHERE SHARES WERE PURCHASED THROUGH A FINANCIAL INTERMEDIARY WHO DID NOT RECEIVE ADVANCE PAYMENTS OR COMMISSIONS (SEE SECTION ENTITLED "ELIMINATING THE CDSC" UNDER A CLASS AND C CLASS SHARESGENERAL ON PAGE 61 FOR MORE INFORMATION). THE CDSC ON C CLASS SHARES IS ELIMINATED AFTER 12 MONTHS.
(6) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE PURSUANT TO THE MARKETING TIMING/EXCESSIVE TRADING POLICY. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 65. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.


(7) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND THAT IT MANAGES DIRECTLY.

(8) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE U.S. GOVERNMENT MONEY FUND. THIS AMOUNT (0.25%) IS INCLUDED IN THE TOTAL FOR "OTHER EXPENSE" FOR THE U.S. GOVERNMENT MONEY FUND.
(9) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS.


(10) ACQUIRED FUNDS FEES AND EXPENSES ARE BASED ON THE ESTIMATED FEES AND EXPENSES FOR 2007 FOR THE UNDERLYING FUNDS. IF HISTORICAL FEES AND EXPENSES HAD BEEN USED, THE ACQUIRED FUNDS FEES AND EXPENSES FOR THE ALLOCATION FUNDS WOULD HAVE BEEN 0.64%, 0.83%, 0.95%, 1.00%, 1.11%, 1.16%
     RESPECTIVELY.








                                  accessor 39

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------

The Example shows what an investor in a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. The following example reflects the maximum initial sales charge in the first year for A Class Shares and reflects the CDSC for C Class Shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                                              ONE YEAR          THREE YEARS          FIVE YEARS        TEN YEARS
                                        A CLASS  C CLASS   A CLASS    C CLASS   A CLASS C CLASS   A CLASS    C CLASS
UNDERLYING FUNDS
Growth                                  728.39   336.00    1,050.87    711.81   1,395.47 1,218.83  2,363.93    2,610.66
Value                                   708.60   313.95      990.33    645.27   1,292.60 1,107.36  2,148.30    2,385.53
Small to Mid Cap                        730.37   338.10    1,056.91    718.13   1,405.70 1,229.40  2,385.26    2,631.85
International Equity                    763.03   358.05    1,156.21    778.05   1,573.37 1,329.30  2,731.04    2,831.05
High Yield Bond                         591.01   304.50      836.37    616.67   1,100.64 1,059.28  1,853.88    2,287.57
Intermediate Fixed-Income                N/A     287.70      N/A       565.68     N/A      973.34    N/A       2,111.21
Short-Intermediate Fixed-Income         572.01   280.35      777.78    543.31   1,000.25   935.56  1,638.74    2,033.16
Mortgage Securities                     614.02   325.50      906.99    680.16   1,221.08 1,165.88  2,108.92    2,504.05
U.S. Government                          73.50   259.35      230.04    479.24     400.21   826.98    893.37    1,807.10


ALLOCATION FUNDS (1)
Income Allocation                       601.02   316.05      867.12     651.62  1,153.15   1,118.02 1,965.49   2,407.18
Income & Growth Allocation              718.50   325.50    1,020.63     680.16  1,344.14   1,165.88 2,256.65   2,504.05
Balanced Allocation                     722.45   329.70    1,032.73     692.83  1,364.70   1,187.09 2,299.69   2,546.82
Growth & Income Allocation              726.41   333.90    1,044.83     705.48  1,385.22   1,208.26 2,342.56   2,589.42
Growth Allocation                       737.30   345.45    1,078.03     740.23  1,441.47   1,266.30 2,459.57   2,705.69
Aggressive Growth Allocation            745.22   353.85    1,102.13     765.46  1,482.21   1,308.34 2,543.85   2,789.43




--------------------------------------------------------------------------------
(1) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS.
--------------------------------------------------------------------------------




                                   accessor 40

================================================================================
                                  FUND EXPENSES


You would pay the following expenses for C Class Shares if you did not redeem your shares.




                                                     ONE YEAR     THREE YEARS         FIVE YEARS     TEN YEARS

UNDERLYING FUNDS
Growth                                              231.00        711.81              1,218.83       2,610.66
Value                                               208.95        645.27              1,107.36       2,385.53
Small to Mid Cap                                    233.10        718.13              1,229.40       2,631.85
International Equity                                253.05        778.05              1,329.30       2,831.05
High Yield Bond                                     199.50        616.67              1,059.28       2,287.57
Intermediate Fixed-Income                           182.70        565.68                973.34       2,111.21
Short-Intermediate Fixed-Income                     175.35        543.31                935.56       2,033.16
Mortgage Securities                                 220.50        680.16              1,165.88       2,504.05
U.S. Government                                     154.35        479.24                826.98       1,807.10


ALLOCATION FUNDS (1)
Income Allocation                                   211.05        651.62              1,118.02       2,407.18
Income & Growth Allocation                          220.50        680.16              1,165.88       2,504.05
Balanced Allocation                                 224.70        692.83              1,187.09       2,546.82
Growth & Income Allocation                          228.90        705.48              1,208.26       2,589.42
Growth Allocation                                   240.45        740.23              1,266.30       2,705.69
Aggressive Growth Allocation                        248.85        765.46              1,308.34       2,789.43



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(1) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS.




While the C Class Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) means that over time you could end up paying more for these shares than if you were to pay front-end sales charges for the A Class Shares.

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                                  accessor 41

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                              SECURITIES AND RISKS
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This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Funds' specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds' Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.

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SECURITY TYPES OF THE ALLOCATION FUNDS |
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The Funds expect to primarily invest in the Underlying Funds. To provide liquidity as well as to assist in achieving the Fund's investment objective, each Fund may invest in the underlying U.S. Government Money Fund. The Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Fund may invest in shares of the same Underlying Fund; however the percentage of each Fund's assets so invested will vary depending upon the Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Fund.

The security types of the Allocation Funds are:

o    UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

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SECURITY TYPES OF THE UNDERLYING FUNDS |
---------------------------------------

The security types of the Underlying Funds are:

o DEBT SECURITIES (Principal security type for: All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Principal security type for: Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities accessor 42

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                               SECURITIES AND RISKS
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to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.


o EQUITY SECURITIES (Principal security type for: All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends. Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

o GOVERNMENT SPONSORED ENTERPRISES (Principal security risk for: All Fixed Income Funds except High Yield Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (Principal security type for: High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income
Funds. Highyield corporate debt securities are often issued as a result of corporate restructurings such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds", are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.


o INTEREST RATE SWAPS (Principal security type for: Mortgage Securities Fund). In entering into an interest rate swap, one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Mortgage Fund typically uses swaps as substitutes for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risk, such as interest rate risk.


o MONEY MARKET SECURITIES (Principal security risk for: U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are highquality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES (Principal security risk for: Mortgage Securities Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES (Principal security risk for: All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (Principal security risk for: All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o    TBAs  (Principal security risk for: Mortgage  Securities  Fund)   The  Fund
may also enter into tobeannounced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgagedbacked security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (Principal security risk for: U.S. Government Money Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds. U.S. Government Securities are highquality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.


                                   accessor 43

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                           SUMMARY OF PRINCIPAL RISKS
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The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


                        LEVEL OF RISK  UNDERLYING FUNDS

                                                                                     SHORT-               U.S.
                                              SMALL     INTER-    HIGH     INTER-   INTER-    MORTGAGE   GOVERN-
                                             TO MID    NATIONAL   YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                      GROWTH     VALUE     CAP      EQUITY    BOND     FIXED     FIXED     ITIES      MONEY



Bond Market Volatility      -         -        -          -        o         o         |)        o        ( )
Company Risk                |)        |)       |)         |)       o         |)        |)        -        -
Credit Risk                 -         -        -          -        o         |)        |)       ( )       ( )
Foreign Exposure            -         -        -          o        ( )       -         -         -        -
Government Sponsored
  Enterprises               -         -        -          -        -         |)        |)        o        o
Inflation Risk             ( )        ( )      ( )        ( )       |)        o         o        o         o
Issuer Risk                 -         -        -          -        o         |)        ( )      ( )       ( )
Lower Rated Debt Securities -         -        -          -        o         ( )       ( )       -        -
Portfolio Turnover         ( )        |)       |)         |)       o         |)        ( )       o        -
Prepayment Risk             -         -        -          -        ( )       ( )       ( )       o        -
Small to Mid Company Risk  ( )        ( )      o          |)       -         -         -         -        -
Stock Market Volatility      o        o        o          o        -         -         -         -        -

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                        LEVEL OF RISK  ALLOCATION FUNDS
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                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH



Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                 o           o            |)           |)            ( )         -
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Credit Risk                            |)          |)           |)           ( )           ( )         -
Foreign Exposure                       -           ( )          ( )          |)            |)          o
Government Sponsored Enterprises        o          |)           |)           ( )           ( )         -
Inflation Risk                          o          |)           ( )          ( )           ( )         ( )
Issuer Risk                            |)          |)           |)           ( )           ( )         -
Lower Rated Debt Securities            ( )         ( )          |)           |)            |)          -
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )         -
Small to Mid Cap Company Risk          -           ( )          ( )          ( )           |)          |)
Stock Market Volatility                -           ( )          |)           |)             o           o

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Key:                 n/a          ( )  low          |) medium           o  high
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AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
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                                  accessor 45

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                               SECURITIES AND RISKS
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o ALLOCATION RISK. (A principal risk for each Allocation Fund) Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's equity/Fixed-Income allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.


o ASSET-BACKED SECURITIES. (Principal risk for: Mortgage Securities Fund, Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund) asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

o BOND MARKET VOLATILITY. (Principal risk for: All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other Fixed-Income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (Principal risk for: All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. In particular, common stocks tend to be more volatile than other investment choices.

o CREDIT RISK. (Principal risk for: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.


                                  accessor 46

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                               SECURITIES AND RISKS
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o FOREIGN EXPOSURE. (Principal risk for: International Equity Funds and the Allocation Funds except for the Income Allocation Fund) Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


The foreign sovereign debt securities the Fund purchases involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
(ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.


o GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. (Principal risk for: All Fixed-Income Funds except High Yield Bond) Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

o INFLATION RISK. (Principal risk for: U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o ISSUER RISK. (Principal risk for: All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturityshortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.


o  LEVERAGE  RISK  (Principal  risk  for:   Mortgage   Securities   Fund).  Some
transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements, and dollar rolls and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. This interest may be greater than the Fund's return on the underlying investment.


o LOWER RATED DEBT SECURITIES. (Principal risk for: High Yield Bond Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a lesser risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.
Discontinuation of these payments could substantially adversely affect the market value of the security.




                                   accessor 46

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                               SECURITIES AND RISKS
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Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the highyield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular highyield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o PREPAYMENT AND EXTENSION RISK. (Principal risk for: All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and is also a principal risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Mortgage securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

o REPURCHASE AGREEMENTS (Principal risk for: U.S. Government Money Fund) Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. Each repurchase agreement entered into by the Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. There may be both delays in liquidating the underlying security and risks of loss if the seller is unable to meet its obligation to repurchase including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (Principal risk for: All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.




o SMALL TO MID CAP COMPANY RISK. (Principal risk for: Small to Mid Cap Fund, International Equity Fund) The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



o STOCK MARKET VOLATILITY. (Principal risk for: All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.


o UNDERLYING FUND RISKS. (Principal risk for: All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying accessor 47

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                              SECURITIES AND RISKS
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Funds, will fluctuate in response to various market and economic factors related to the equity and Fixed-Income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade Fixed-Income securities ("junk bonds"), which are considered speculative. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and paymentinkind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.



















                                  accessor 48

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.


A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Funds' investment advisory contracts is contained in the Statement of Additional Information. This information is also available in the Funds' Annual Report to shareholders.



Each Fund paid the following management fees in fiscal year 2006 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money
Manager:


----------------------------------------------------------|---------------------------------------------------
                                       TOTAL ANNUAL       |    ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES     |     TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF   |     (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)    |      DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2006   |    FOR FISCAL YEAR 2006      FOR FISCAL YEAR 2006
----------------------------------------------------------|---------------------------------------------------

Growth                                    0.90%           |          0.45%                      0.45%
Value                                     0.70%           |          0.45%                      0.25%
Small to Mid Cap                          0.95%           |          0.60%                      0.35%
International Equity                      1.01%           |          0.55%                      0.46%
High Yield Bond                           0.61%           |          0.36%                      0.25%
Intermediate Fixed-Income                 0.43%           |          0.33%                      0.10%
Short-Intermediate Fixed-Income           0.43%           |          0.33%                      0.10%
Mortgage Securities                       0.61%           |          0.36%                      0.25%
US Government Money                       0.08%           |          0.08%                      0.00%
Allocation Funds                          0.10%           |          0.10%                      0.00%

--------------------------------------------------------------------------------------------------------------


MANAGER         Accessor Capital Management LP, 1420 Fifth Avenue, Suite
3600,  Seattle,  WA 98101



Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. An investment committee consisting of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Investment Officer, and Justin H. Roberge, Investment Analyst are primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Whatley has been with Accessor Capital since 1991 as Executive Director. Mr. Yeung has been with Accessor Capital since December 2006 as Senior Investment Officer. Mr. Roberge has been with Accessor Capital since April 2002, and as the Investment Analyst since 2006.

The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds, 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, Mortgage Securities Funds, and 0.05% of the average daily net assets of the U.S. Government Money Fund and (ii) a transaction fee of $0.50 per transaction. The Allocation Funds pay no fees for transfer agent or administrative services.


Accessor Capital has entered into a subadvisory agreement with each Money Manager and Accessor Funds on behalf of each Fund, whereby the Fund pays the Money Manager a subadvisory fee. For the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds, this fee is a fixed fee. The Money Managers for the Value, Growth, International Equity and Small to Mid Cap Funds are compensated based on their performance and each subadvisory agreement contains a fulcrum fee arrangement.


A fulcrum fee has two parts a base fee and a performance fee. In a typical fulcrum fee arrangement, the base fee is the predetermined rate at which the subadviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with predetermined rates of adjustment. In a fulcrum fee arrangement, a subadviser is rewarded for outperformance or penalized for underperformance in equal measure. Depending on a fund's net performance versus its benchmark, the subadviser will receive a fee adjustment in accordance with a formula that equates a percentage of out or underperformance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months. In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or subadviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a subadviser more than the base fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's net performance.


For each of Enhanced Investments Technologies, LLC for the Growth Fund, SSgA Funds Management, Inc. for the Small to Mid Cap Fund and Pictet Asset Management Limited for the International Equity Fund, for the first 12 months that each performs services under the new agreement, that Money Manager shall be paid a monthly base fee at an annual rate of the average daily net assets of the respective Fund over the previous quarter. Thereafter, a fulcrum fee arrangement will be in place. The Value Fund entered into an advisory agreement with a new Money Manager, Acadian Asset Management, effective March 1, 2007. The fee arrangement under this agreement is similar to those described above.




DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.





                                   accessor 49

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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
GROWTH FUND|
---------- |

MONEY MANAGER    Enhanced Investments Technologies, LLC    ("INTECH")
                 2401  PGA  Boulevard, Suite 100, Palm Beach Gardens,
                 Florida 33410


INTECH has managed the Growth Fund since March 1, 2004. Founded in 1987, INTECH has approximately $62.3 billion in assets under management as of December 31, 2006.


No one person on the investment team is primarily responsible for implementing the investment strategies of the Growth Fund. The team of investment professionals at INTECH works together to implement the mathematical portfolio management process.


E. Robert Fernholz,  PhD., Chief Investment  Officer (since January 1991), David
E. Hurley,  Executive Vice President and Chief  Operating  Officer (since August
2002), Cary Maguire, PhD., Senior Investment Officer (since March 2002) and Joseph W. Runnels, Vice President, Portfolio Management (since March 2003) have been jointly and primarily responsible for the day-to-day management of the Growth Fund since March 1, 2004.


Dr. Fernholz has been a portfolio manager with INTECH for 19 years and has 26 years of investment experience. In co-managing the Fund, Dr. Fernholz sets and assures adherence to policy for the investment strategy and oversees the management of the portfolio, specifically to implement and supervise the optimization process.


Mr. Hurley, CFA, has been a portfolio manager with INTECH for 18 years and has 24 years of investment experience. Mr. Hurley previously served as INTECH's Chief Compliance Officer from January 1996 to February 2003. In co-managing the Fund, Mr. Hurley has oversight, supervisory and support responsibility for the day-to-day implementation of the portfolio management and trading process. Mr. Hurley is responsible for daily oversight of all aspects of the investment process from a portfolio management perspective.

Dr. Maguire has been a portfolio manager with INTECH since 1991. Dr. Maguire previously served as Director of Research from January 1995 to July 2002. In co-managing the Fund, Dr. Maguire implements the optimization process and supervises the implementation of the portfolio management and trading process. Dr. Maguire conducts mathematical research on the investment process and reviews and recommends improvements to the CIO.

Mr. Runnels, CFA, has been a portfolio manager with INTECH for eight years and has 14 years of investment experience. Mr. Runnels previously served as Director of Trading and Operations from January 1999 to March 2003. In co-managing the Fund, Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.


As compensation for the Money Manager's services prior to May 1, 2007, the Fund paid the Money Manager a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund. As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.40% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the S&P 500/Citigroup Growth Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.25% or minus 1.25%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of .25% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.15% and the maximum possible annual fee will be 0.65% basis points.


--------------------------------------------------------------------------------
VALUE FUND|
--------- |


Money Manager  Acadian Asset Management, One Post Office Square, 20th Floor,
               Boston, MA  02109


Acadian  has   managed  the  Value  Fund  since  March  1,  2007.   Acadian  has
approximately $63.9 billion of assets under management as of December 31, 2006.


The entire investment team oversees a single core process that produces all portfolios. The management team consists of 12 portfolio managers. A lead
manager  is  assigned  to  monitor  adherence  to  client  specific   investment
objectives. Constantine P. Papageorgiou, CFA, Vice President and Portfolio Manager is the lead manager for the Growth Fund since March 1, 2007. Mr. Papageorgiou has been a portfolio manager with Acadian since August 2006 and is a member of the global research and portfolio management team. Prior to Acadian, Mr. Papageorgiou was with the AlphaSimplex Group in Cambridge as Vice President, Research Scientist from 2002 to 2006 and a software engineer at iSpheres Corporation from 2001 to 2002. Qi Zeng, CFA, Senior Vice President and Portfolio Manager, is the backup portfolio manager. Ms. Zeng has been with Acadian since November 2006. Prior to Acadian, Ms. Zeng was the head of the global quantitative research team at State Street Global Markets from 2005 to 2006 and head of US quantitative strategy at Morgan Stanley from 1999 to 2005.


As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from March 1, 2007 through February 28, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the S&P 500/Citigroup Value Index over a rolling twelve-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 0.75% or minus 0.75%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of .05% and shall be made when the Performance Difference reaches plus or minus 3.25%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.20% and the maximum possible annual fee will be 0.30% basis points.


The Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed, and ownership of securities in the Funds.

Prior to Acadian, the Money Manager of the Value Fund was Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, from January 10, 2001 through February 28, 2007. As compensation for the Wellington Management's service, the Fund agreed to pay the Wellington Management a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.




                                   accessor 50

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
-------------------- |


MONEY MANAGER  SSgA Funds Management, Inc., ("SSgA FM")
               One Lincoln Street, Boston, MA 02111



SSgA FM has managed the Small to Mid Cap Fund since June 1, 2001. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. As of December 31, 2006, SSgA FM managed approximately $122 billion in assets, and SSgA managed approximately $1.7 trillion in assets.


SSgA FM uses a team approach in managing the Accessor Small to Mid Cap Fund. A team of investment professionals work together in a cohesive manner to develop and enhance the techniques that drive the investment process for the strategy employed for the Small to Mid Cap Fund. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for day-to-day implementation. The team approach also enables portfolio managers to draw upon the resources of other groups within SSgA. Ric Thomas, a Principal of SSgA and SSgA FM, is the Managing Director since the first quarter of 2006 primarily responsible for the day-to-day management and investment decisions of the Small to Mid Cap Fund since June 1, 2001. Prior to being promoted to Managing Director, Mr. Thomas was Senior Portfolio Manager for the past five years and has been with State Street since 1998. Although Mr. Thomas is supported by an investment team, he is responsible for the investment decisions of the Fund. Prior to joining State Street, he was a quantitative analyst on the portfolio construction team at Putnam Investments. Previously, Mr. Thomas was an assistant economist at the Federal Reserve Bank of Kansas City. Mr. Thomas has been working in the investment field since 1990.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.


As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.30% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the Dow Jones Wilshire 4500 Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.25% or minus 1.25%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of .20% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.10% and the maximum possible annual fee will be 0.50% basis points.



--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
------------------------ |



MONEY MANAGER           Pictet Asset Management Limited, Moor House - Level 11,
                        120 London Wall, GB-London EC2Y 5ET



Founded in 1980, Pictet Asset Management Limited (formerly Pictet International Management Limited) has managed the Fund since October 1, 2005. Pictet and its affiliates have approximately $192 billion of assets under management as of December 31, 2006. Pictet uses a team approach in managing the International Equity Fund. A team of two experienced senior investment managers primarily based in London are responsible for implementing the investment strategies of the International Equity Fund. Richard Heelis, Head & Senior Investment Manager, and Fabio Paolini, Senior Investment Manager co-head the team and are responsible for the investment policy and management of the Fund. Mr. Heelis has been with Pictet since 1999 and has been the Head of the Regional Equities Team since 2003. From 1999 to 2003, he was a Senior Investment Manager. Mr. Paolini has been with Pictet since 1997 and has been a Senior Investment Manager for the past five years. Mr. Heelis and Mr. Paolini make final investment decisions on a team basis. Responsibility for investment ideas is split regionally amongst the portfolio managers. Mr. Heelis is responsible for Japanese securities and Mr. Paolini is responsible for European securities.


                                  accessor 51

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Fund.



As compensation for the Money Manager's services, prior to May 1, 2007 the Fund paid the Money Manager a fee, computed daily and paid quarterly, at the annual rate as set forth below of the aggregate daily net assets of the Fund:



              0.50% on the first $50,000,000
              0.45% on the next $50,000,000
              0.40% above $100,000,000


As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.45% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference (the difference between the net Fund performance and the MSCI EAFE + EM (NDR) Index over a rolling 12-month period). To the extent that the Performance Difference falls within a null zone that is equal to plus 1.50% or minus 1.50%, the Performance Fee Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Fee Adjustment Rate shall not exceed an absolute value of 0.20% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.25% and the maximum possible annual fee will be 0.65%.



--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
------------------- |

MONEY MANAGER     Financial Management Advisors, LLC, ("FMA")
                  1900 Avenue of the Stars,
                  Suite 900, Los Angeles, California   90067


FMA has managed the High Yield Bond Fund since May 1, 2000. Founded in 1985, FMA has approximately $1.5 billion of assets under management as of December 31, 2006.


FMA is an independent registered investment advisor originally established in Los Angeles in 1985, and acts as subadviser to the Accessor High Yield Bond Fund. Mr. Steven S. Michaels has been directly responsible for the day-to-day management of the Fund since May 1, 2000. Mr. Michaels is Executive Vice President and Managing Director of High Yield at FMA, with 17 years of industry experience and has served as a member of the professional investment staff at FMA for fourteen years. Mr. Michaels' responsibility over the last five years include high yield fixed income portfolio management and directing the firm's noninvestment grade bond research. Mr. Michaels, assisted by FMA's Fixed Income Team, manages the Fund utilizing FMA's risk management analytics to regularly evaluate the composition of the Fund and implements investment strategies which leverages the individual expertise of the team members.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.


--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
----------------------------------- |


MONEY MANAGER    Cypress Asset Management ("Cypress")
                 26607 Carmel Center Place, Suite 101, Carmel, CA 93923



Cypress has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since September 21, 1998. Founded in 1995, Cypress has approximately $670 million in assets under management as of December 31, 2006.


Xavier J. Urpi, President and Chief Investment Officer, has been primarily responsible for the day-to-day management and investment decisions of both the Intermediate Fixed Income Fund and the Short-Intermediate Fixed-Income Fund. Mr. Urpi founded Cypress in 1995. Prior to that Mr. Urpi was at Smith Barney Capital as a Director of Fixed-Income from March 1989 to September 1995.







                                   accessor 52

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.10% of the aggregate daily net assets of each Fund.


--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
----------------------- |


MONEY MANAGER   BlackRock  Financial Management, Inc. ("BlackRock")
                40 E. 52nd Street, New York, NY 10022



BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $1.1 trillion in assets under management as of December 31, 2006.


BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Andrew J. Phillips, Managing Director, has been primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. While Mr. Phillips is supported by the Investment Strategy Group, he is responsible for the investment decisions of the Fund. Mr. Phillips joined Blackrock in 1991 and has served as a Managing Director for the last five years. At BlackRock, Mr. Phillips' primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Previously, he was Portfolio Manager at Metropolitan Life Insurance Company.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:


              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND & ALLOCATION FUNDS|
-------------------------------------------- |


MANAGER  Accessor Capital Management LP ("Accessor Capital")
         1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994 and the Allocation Funds since December 27, 2000. Accessor Capital was founded in 1991 and has approximately $2.99 billion in assets under management as of December 31, 2006.

Prior to January 2007, a specific individual was responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. Effective January 2007, an investment committee has been primarily responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. The investment committee consists of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Investment Officer, and Justin H. Roberge, Investment Analyst.

Mr. Whatley has been with Accessor Capital as the Executive Director since 1991 and is responsible for the overall management and monitoring of the sub-advisers. Mr. Yeung has been with Accessor Capital as the Senior Investment Analyst since December 2006. He is responsible for overall management of the investment department, performing portfolio management, making asset-allocation decisions and conducting investment research and analysis. Prior to Accessor Capital, Mr. Yeung was an investment consultant at Morningstar Associates LLC from December 2002 to December 2006, conducting money-manager due diligence and providing asset-allocation services to major institutions, including insurance companies, large defined-contribution plans, banks and trust companies. Mr. Yeung was a research analyst at Morningstar, Inc. from June 1997 through December 2002 and has been a CFA Charterholder since 2000. Mr. Rowader has been with Accessor Capital since February 2007 as Investment Officer. He is responsible for assisting in the due diligence process for reviewing money managers for the Underlying Funds and contributing to the asset allocation decision making process of the Allocation Funds under the direction of Mr. Yeung. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenhimerFunds from 2005 to February 2007 and a Fund Analyst at OppenhimerFunds from 2004 to 2005. Prior to the OppenhimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He is primarily responsible for the day-to-day operations and portfolio management of the U.S. Government Money Fund and the Allocation Funds, for performing portfolio management, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.



The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.


Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.


                                   accessor 53

================================================================================
                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------


The Funds, except Intermediate Fixed Income Fund, which does not offer A Class Shares, offer four classes of shares: Investor Class, Advisor Class, A Class and C Class Shares to the public, through the Distributor. The U.S. Government Money Fund also offers Institutional Class Shares. A Class and C Class Shares are the only classes offered in this prospectus. Investor, Institutional and Advisor Class Shares are offered through separate prospectuses. Each share class of a Fund represents investments in the same portfolio of securities, but each share class will differ principally in terms of sales charges and ongoing expenses, allowing you to choose the share class that best meets your current investment needs.


A Class Shares and C Class Shares are designed for people investing through a third party, such as a bank, broker dealer, a financial adviser, or in a 401(k) or other retirement plan. Third parties may impose policies or fees which are different from those described below. The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund. WHEN YOU PURCHASE SHARES OF A FUND, YOU MUST CHOOSE A SHARE CLASS. IF NO SHARE CLASS IS CHOSEN, THE TRANSFER AGENT WILL REJECT YOUR INVESTMENT.

When choosing a share class you should consider the following:

o    How long you expect to own the shares;

o    How much you intend to invest;

o    Total expenses associated with owning shares of each class;

o Whether you qualify for any reduction or waiver of sales charges (for example, A Class Shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver); and

o Whether you plan to take any distribution in the near future (for example, the contingent deferred sales charge is waived when taken through a systematic withdrawal plan).

A CLASS SHARES may be appropriate for investors who prefer to pay a Fund's sales charge up front, want to take advantage of the reduced sales charges available on larger investments and/or have a longerterm investment horizon.

C CLASS SHARES may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorterterm investment horizon.

EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

Sales personnel may receive different compensation for selling each share class. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

--------------------------------------------------------------------------------
A CLASS SHARES GENERAL|
--------------------- |

o SALES CHARGES FRONT-END SALES CHARGE. A Class Shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

FOR EQUITY FUNDS:

--------------------------------------------------------------------------------
                       SALES CHARGE      SALES CHARGE AS       broker-dealer
                      DEDUCTED AS A %      A % OF YOUR       COMMISSIONS AS A %
YOUR INVESTMENT       OFFERING PRICE      NET INVESTMENT     OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000        5.75%               6.10%                5.00%
$50,000 $99,999          4.75%               4.99%                4.00%
$100,000  $249,999       4.00%               4.17%                3.25%
$250,000  $499,999       3.00%               3.09%                2.25%
$500,000  $999,999       2.00%               2.04%                1.50%
$1 million or more*      0.00%               0.00%            up to 1.00%**
--------------------------------------------------------------------------------
*A 1.00% CDSC MAY BE CHARGED ON ANY SHARES SOLD WITHIN 24 MONTHS OF PURCHASE. **THE DISTRIBUTOR MAY PAY AN UPFRONT COMMISSION TO FINANCIAL INTERMEDIARIES ON SALES OF $1 MILLION OR MORE OF UP TO 1.00%. CONSULT THE STATEMENT OF ADDITIONAL INFORMATION FOR ADDITIONAL INFORMATION ON A CLASS SHARES DEALER CONCESSIONS.
--------------------------------------------------------------------------------
                                   accessor 58

================================================================================
                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------

FOR FIXED-INCOME FUNDS (EXCEPT THE INTERMEDIATE FIXED-INCOME FUND AND U.S. GOVERNMENT MONEY FUND):

--------------------------------------------------------------------------------
                        SALES CHARGE      SALES CHARGE AS      broker-dealer
                       DEDUCTED AS A %      A % OF YOUR      COMMISSIONS AS A %
YOUR INVESTMENT        OFFERING PRICE      NET INVESTMENT    OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000        4.75%               4.99%               4.00%
$100,000  $249,999        4.00%               4.17%               3.25%
$250,000  $499,999        3.00%               3.09%               2.25%
$500,000  $999,999        2.00%               2.04%               1.50%
$1 million or more*       0.00%               0.00%           up to 1.00%**
--------------------------------------------------------------------------------
*A 1.00% CDSC MAY BE CHARGED ON ANY SHARES SOLD WITHIN 24 MONTHS OF PURCHASE. **THE DISTRIBUTOR MAY PAY AN UPFRONT COMMISSION TO FINANCIAL INTERMEDIARIES ON SALES OF $1 MILLION OR MORE OF UP TO 1.00%. CONSULT THE STATEMENT OF ADDITIONAL INFORMATION FOR ADDITIONAL INFORMATION ON A CLASS SHARES DEALER CONCESSIONS.
--------------------------------------------------------------------------------

YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.

o    ELIMINATING THE SALES CHARGES

U.S. GOVERNMENT MONEY FUND: You will not pay an initial sales charge on direct purchases of A Class Shares of the U.S. Government Money Fund. However, should you exchange or transfer out of the A Class Shares of the U.S. Government Money Fund into A Class Shares of another Fund, you will be subject to an initial sales charge upon the transfer or exchange.

CERTAIN DEFINED CONTRIBUTION PLANS: Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more and with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the Accessor Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or foundations with $50 million or more in assets. Retirement and benefit plans include qualified and nonqualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPS, SARSEPS, SIMPLE IRAs, and individual 403(b) plans.

FEE-BASED INVESTMENT PROGRAMS: Purchases made by or on behalf of financial intermediaries or their trading agents that have entered into arrangements with Accessor Funds or the Distributor specifically for such purchases for clients participating in a feebased investment program (subject to all its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which the client pays an asset based fee for investment advisory, administrative and/or brokerage services to the financial intermediary.

OTHER INVESTORS: Certain other investors may qualify to purchase Fund shares without a sales charge, such as employees of broker-dealer firms and registered investment advisors that have entered into a selling agreement with the Distributor or who are otherwise authorized to sell Accessor Funds, employees of banks that are affiliated with such broker-dealer firms, current and former directors of Accessor Funds, and employees of Accessor Capital. Please see the Statement of Additional Information for more information.

You will not pay an initial sales charge on shares purchased by reinvesting dividends and distributions, when using the reinstatement privilege, or when a merger, consolidation or acquisition of assets of an Accessor Fund occurs.

Financial intermediaries may receive commissions or other concessions on investments made in A Class Shares with no initial sales charge, which are paid from various sources, such as from any CDSC and distribution and service fees or from the Distributor. These commissions and concessions are described herein and in the Statement of Additional Information. The Funds may reimburse the Distributor for some or all of these accessor 56

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                      A CLASS AND C CLASS SHARES  GENERAL
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payments through its Plans of Distribution (see below). Financial intermediaries may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the A Class and C Class Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries.


O    REDUCING THE SALES CHARGES

YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.

AGGREGATING ACCOUNTS. To receive a reduced sales charge on your A Class Shares, investments made by you and your "immediate family" (your spouse and your children under the age of 21) in A Class Shares may be aggregated if made for your own account(s) and/or certain other accounts, such as:

o Trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the primary beneficiary of the trust;

o    Solely controlled business accounts and

o    Singleparticipant retirement plans.

RIGHT OF ACCUMULATION. A right of accumulation lets you add the value of any A Class Shares you own in a Fund (including those shares acquired through re-investment of distributions) to the amount of your next A Class Shares investment for purposes of calculating the sales charge. You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in A Class Shares of any of the Accessor Funds to determine your A Class Shares sales charge. Direct purchases of the U.S. Government Money Fund are excluded.

You must notify your financial adviser and Accessor Funds or the Transfer Agent at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your financial adviser or Accessor Fund's Transfer Agent does not confirm your represented holdings.

LETTER OF INTENT. You may reduce your A Class Shares sales charges by establishing, in writing, a Letter of Intent. A Letter of Intent lets you purchase A Class Shares over a 13month period at the same sales charge as if all shares had been purchased at once. Shares of U.S. Government Money Market Fund are excluded.

A Letter of Intent allows you to combine all non-U.S. Government Money Fund purchases of A Class Shares that you intend to make over a 13month period, to determine the applicable sales charge; however, the Letter of Intent is to be completed based on amounts purchased, not on market value. Capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases.

To determine the applicable sales charge reduction, at your request you may also include the cost of A Class Shares in other Accessor Funds which were previously purchased at a price including a front-end sales charge during the 90 day period prior to Accessor Funds receiving the Letter of Intent. You can obtain a Letter of Intent by contacting your financial advisor or by calling Accessor Funds at (800) 759-3504.

If you do not achieve the stated investment goal within the 13 month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. If you redeem all of your A Class Shares before the 13 months is up, the Letter of Intent is automatically cancelled and the difference in the sales charge is deducted from your redemption proceeds.


Information concerning Sales Charge Reductions and Waivers can be found free of charge on the Accessor website at www.accessor.com. The website also contains hyperlinks to the related portions of the Funds' prospectus and SAI.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS ON REDUCING YOUR A CLASS SHARES' SALES CHARGE.


                                   accessor 57

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                      A CLASS AND C CLASS SHARES  GENERAL
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C CLASS SHARES GENERAL|
--------------------- |

You will not pay a front-end sales charge when you buy C Class Shares of a Fund. All of your money is invested upon your purchase of the shares.

The offering price for C Class Shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") of 1.00% on shares that you sell within one year of the date of purchase. Any shares held for more than one year will not be subject to a CDSC. The holding period for determining the CDSC will continue to run after an exchange to C Class Shares of another Fund.

--------------------------------------------------------------------------------
MORE ON CDSC|
 -----------|

The CDSC is a sales charge that you pay when you redeem certain Fund shares. The
CDSC:

o    Is calculated based on the number of shares you are selling;

o Is based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower;

o Is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o If a CDSC is applicable, applies to redemptions made through the date 24 months after the date on which your purchase was accepted for A Class Shares and applies to redemptions made through the date one year after the date on which your purchase was accepted for C Class shares.

A CDSC regardless of class will not be charged on (i) increases in net asset value above the purchase price or (ii) shares you acquired by reinvesting your dividends or capital gains distributions. To keep your CDSC as low as possible, each time that you place a request to sell shares, we will first sell any shares in your account that are no longer subject to the CDSC.

o ELIMINATING THE CDSC If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your financial intermediary should notify the Funds' Transfer Agent, at the time of the purchase. If the Transfer Agent is not notified at the time of purchase, the CDSC will apply. As long as the Transfer Agent is notified at the time you purchase your shares, the CDSC for such shares may generally be eliminated to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); where shares were purchased through a financial intermediary who did not receive advance sales payments or commissions; to make payments through Accessor Funds' systematic withdrawal plan; or due to shareholder death or disability. If you think you may be eligible for a CDSC elimination, contact your financial intermediary or Accessor Funds. Check the SAI for additional details.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE ARRANGEMENTS
-------------------------------------
o DISTRIBUTION AND SERVICE PLANS. Accessor Funds has adopted Distribution and Service Plans (Rule 12b-1 Plans) under which it may finance activities primarily intended to sell shares, to pay for marketing and other fees to support the sale and distribution of A Class Shares and C Class Shares and certain services provided to you by your financial intermediary, provided the categories of expenses are approved in advance by the Accessor Fund's Board of Directors and your financial intermediary is permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. These annual distribution and service fees may equal up to 0.25% for the Fixed-Income Funds A Class Shares, up to 0.35% for the Equity Funds' A Class Shares and up to 1.00% for C Class Shares, and are paid out of the assets of the Funds' A Class or C Class Shares. For both share classes, up of 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses. These fees may not be paid where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the payment of any otherwise applicable CDSC may not be required.


                                   accessor 58

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                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------

Each class of shares pays distribution fees and service fees either to the Distributor, which may pay some or all of these fees to financial intermediaries for sales and distributionrelated activities and providing nondistribution related shareholder services or directly to financial intermediaries.


Generally, the 12b-1 fees are paid to financial intermediaries on a monthly basis. The Distributor retains the first year of such fees where the Distributor pays financial intermediaries the 12b-1 fee upon initial purchase of C Class
Shares or for investments over $1 million in the A Class Shares. The Distribution and Service Plan recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services and may be in the form of cash, or if permitted, noncash payments.


Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost and reduce the return of your investment. The higher fees for C Class Shares may cost you more over time than paying the initial sales charge for A Class Shares and a lower ongoing 12b-1 fee.

o OTHER COMPENSATION TO DEALERS The Distributor may pay or sponsor informational meetings for dealers as described in the statement of additional information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

Accessor Capital or its affiliates may make payments, out of their own assets, to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.


o ACM ADMINISTRATIVE PLAN. Accessor Funds has adopted an administrative plan (the "ACM Administrative Plan") with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund, provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or nondistribution related amounts for the A Class Shares or C Class Shares that will be allocated under the Accessor Funds' Distribution and Service Plans.





                                   accessor 59

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                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
 ----------------|

o FINANCIAL INTERMEDIARIES. Fund Shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries  may also  charge  transaction,  administrative  or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o DIRECT. Investors may purchase Fund Shares directly from Accessor Funds for no sales charge or commission.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE|                                   |Shares  of the Funds may not
-------------- |                                   |be  purchased  on days  when
                                                   |the  NYSE  is   closed   for
Not all  Accessor  Funds may be  offered in your   |trading:   New  Year's  Day,
state of residence. Contact your financial |Martin Luther King, Jr. Day, intermediary or the Transfer Agent to ensure |Presidents Day, Good Friday, that the Fund you want to purchase is offered in |Memorial Day, Independence
your state of residence.                           |Day, Labor Day, Thanksgiving
                                                   |Day and Christmas Day.
Normally your financial  intermediary  will send
your purchase requests to Accessor Funds' Transfer Agent. Purchase orders are accepted on each business day that the NYSE is open and must be received in good order. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s), allocation of investment, class of shares, and signature of authorized signer. You must let the Transfer Agent know at the time you purchase A Class Shares that you qualify for a reduction in the initial sales charge. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law.

The order will be priced at the next calculated offering price, which is the net asset value per share ("NAV") plus any initial sales charge that applies after receipt of the order by the Transfer Agent. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds.

Requests must be received prior to the close of the NYSE, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any accessor 60

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                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


business day marked "Same Day Settlement" and the invested monies are received via fedfunds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute trades before 3:00 p.m. Eastern time. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 noon. Eastern time on the business day following the purchase request. The Funds may restrict or close an account when necessary or appropriate to comply with antimoney laundering laws. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:


o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Investor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (2062244274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, Semi-Annual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS|
 ----------------------------------------------------------------|

Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


                                   accessor 61

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                             PURCHASING FUND SHARES


                                                        INVESTMENT MINIMUMS

REGULAR ACCOUNTS                                               |                        RETIREMENT ACCOUNTS

INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds
----------------------------------------------------------------------------------------------------------------------------------
                                                 MAXIMUM INVESTMENT C CLASS SHARES
                            $1 million per transaction per investor or less if broker-dealer limits apply
----------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts:    $100 per Fund
Automatic Investment Plan:                $100 per transaction
----------------------------------------------------------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.


--------------------------------------------------------------------------------
SHARE PRICING|
-------------|


Investors purchase shares of a Fund at the offering price, which for the A Class Shares is the NAV plus any applicable sales charges, and C Class Shares is its NAV. The NAV for each class is calculated by adding the value of Fund assets attributable to that class, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding class shares. While the assets of each class are invested in a single portfolio of securities, the NAV for each class will differ because the classes have different ongoing distribution fees and other expenses. The NAV is calculated each day that the NYSE is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, except for the U.S. Government Money Fund, which calculates its NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the offering price that is next calculated after purchase requests are received by the Funds in good order. A Class Shares and C Class Shares may also be subject to a CDSC on redemptions (see A Class and C Class Shares General, above). The net asset value may be published daily in the business section of many major newspapers. If you have access to the Internet, you also can check net asset value on the Accessor web site (www.accessor.com). For related information, see "Valuation of Securities" on page 70.



--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE|
 ------------------------------|

You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a thirdparty fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

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MARKET TIMING/EXCESSIVE TRADING|
 ------------------------------|


The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases accessor 62

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                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------


and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).


The Funds that invest in assets in foreign securities (such as the International Equity Fund and the Allocation Funds, to the extent they invest in the International Equity Fund), may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, the Funds that invest in securities (such as the High Yield Bond Fund and the Allocation Funds to the extent that they invest in the High Yield Bond Fund) that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities and certain smallcap securities) are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Funds have procedures authorizing the Funds to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Funds' restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Funds or Accessor Capital will restrict or refuse purchases or exchanges by those investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that fund or other funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

Shareholders who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined by the Fund, including purchases made pursuant to the dividend re-investment program, withdrawals made pursuant to the systematic withdrawal program and automated portfolio rebalancing, or in other situations determined by the Fund.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement plan administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market timing activities and excessive trading, although they believe they have adequate procedures in place to attempt to do so.



                                   accessor 63

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                             PURCHASING FUND SHARES
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FOR MORE INFORMATION|
 -------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.


================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Shares of one Fund may be exchanged for shares of any other Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next offering price calculated after the Transfer Agent receives the exchange request in good order.

A Class Shares of a Fund exchanged into A Class Shares of another Fund are not subject to a front-end load, except that exchanges of A Class Shares from the U.S. Government Money Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge on exchanges into A Class Shares of another Fund. If you exchange A Class Shares of a Fund for A Class Shares of another Fund that is subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. Your CDSC will be calculated from the date of your original purchase.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the shares you exchange. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of the original purchase of your shares and will not be affected by any exchange. For exchanges into a class of shares subject to a CDSC from different classes of a Fund, the holding period for determining your CDSC begins upon the exchange into the class subject to the CDSC. Upon exchanges from a class of shares subject to a CDSC into a different class of a Fund, you may be charged a CDSC, if applicable. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging.

An exchange of shares of a Fund for shares of another Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a new tax basis for your new shares. An exchange from one class of shares of a Fund into another class of the same Fund is not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange into is offered in your state of residence.

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EXCHANGES THROUGH ACCESSOR FUNDS|
------------------------------- |

Normally, your financial intermediary will send your exchange request to Accessor Funds' Transfer Agent. Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Once you have established an account, exchanges may be made any of the following ways:

o    BY MAIL. Share exchange instructions may be mailed to:
                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 2244274.

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.



                                   accessor 64

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Normally, your financial intermediary will send your request to redeem Fund shares to Accessor Funds' Transfer Agent. Shares held for you in your dealer's name must be sold through the dealer. Consult your financial intermediary for more information. Investors may request to redeem Fund Shares on any day that the NYSE is open for business. The request must be received in good order by
the  Transfer   Agent  or  certain   financial   |
intermediaries prior to the close of the NYSE, |Redemption requests for shares normally 4:00 p.m. Eastern time. Requests |that were purchased by check received "in good order" must include: account |will be honored at the next name, account number, dollar or share amount |NAV calculated after receipt of transaction, Fund(s), allocation of |of the redemption request.
investment,   and   signature  of   authorized   |However,  redemption  proceeds
signer. The Transfer Agent may require that |will not be transmitted until you provide additional information, such as |the check used for the corporate resolutions or powers of attorney, |investment has cleared (up to if applicable. If you are redeeming from an |15 days after a deposit). The IRA account, you must include an Authorization |Transfer Agent may charge a for Distribution from IRA form, which includes |$10.00 processing fee for each
a statement of whether or not you are at least   |redemption check.
591/2  years old and whether you wish to have   |
federal  income  tax  withheld  from  your  proceeds.   Contact  your  financial
intermediary or the Transfer Agent for a copy of the appropriate form. The Transfer Agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV, less any applicable CDSC, calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wiretransfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:

o    BY MAIL. Redemption requests may be mailed to:
                      Accessor Funds, Inc.
                      Attn:  Shareholder Services
                      P. O. Box 1748
                      Seattle, WA 98111-1748.

o    BY FAX.  Redemption  requests  may be faxed to  Accessor  Capital  at (206)
     2244274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.


                                   accessor 65

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

O REINSTATEMENT PRIVILEGE. You may, within 60 days after you sell shares, reinvest all or part of your redemption proceeds in A Class Shares of any Fund at net asset value in an identically registered account, provided the privilege has not been used more than once in the prior 12 months. The re-investment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares". If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of A Class Shares. If you paid a contingent deferred sales charge on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the Transfer Agent that you are exercising your reinstatement privilege in writing. Amounts redeemed within 90 days of investment in the Equity Funds or the High Yield Bond Fund may be subject to a 2% redemption fee in connection with the Funds' Market Timing/Excessive Trading policy. See Market Timing/Excessive Trading above.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90 day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan (minimum monthly amount is $500). Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

You will not be charged a CDSC for A Class Shares (on purchases subject to a CDSC) unless you withdraw more than 12% annually on the amount subject to the CDSC within the first 24 months after purchase. You will not be charged a CDSC for C Class Shares redeemed under this plan unless your account falls below $2,000 within one year of its opening.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due solely to market fluctuations.



                                   accessor 66

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
 -------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:

o    Transfer of ownership to another individual or organization.

o Requests that redemption proceeds be sent to a different name or address than is registered on the account.

o    Requests that fedwire instructions be changed.

o    Requests for name changes.

o    Adding or removing a shareholder on an account.

o    Establishing or changing certain services after the account is open.

================================================================================
                       DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized longand short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions, if any, annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on A Class or C Class Shares of a Fund will be automatically reinvested in additional A Class or C Class Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in A Class or C Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using market quotations obtained from a pricing service. Equity securities (both domestic and international) listed and traded principally on an exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.



                                   accessor 67

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

Fixed-Income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Investments in the U.S. Government Money Fund are valued at amortized cost. short-term debt securities maturing in less than 60 days are valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets shall be based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the International Equity Fund, and the Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Funds, to the extent they invest in the International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using the fair value procedures adopted by the Funds' Board of Directors.

On days when a change has occurred in the closing level of the Standard and Poor's 500 Index by an amount approved by the Board from the previous trading day's closing level and other criteria have been met, the Board has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities in certain circumstances. The Manager and Money Managers review the fair values provided, review periodically the methodology and procedures used in providing values to the Funds and evaluate the accuracy of the prices provided.



                                   accessor 68

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2008, certain distributions of ordinary dividends to a noncorporate shareholder of a Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interestrelated dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.


THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF A FUND.
















                                   accessor 69

================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and Semi-Annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to shop householding.



                                  accessor 70

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================

GROWTH FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




                                                                          FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2006          2005           2004         2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     24.40   $     23.02    $     20.75    $     19.22

   Net investment income (loss)(1)                          (0.01)        (0.03)          0.17           0.00(5)
   Net realized and unrealized gain (loss) on
      investments(1)                                         1.52          1.44           2.13           1.54
                                                      -------------------------------------------------------------------------
Total from investment operations                             1.51          1.41           2.30           1.54

   Distributions from net investment income                 (0.02)        (0.03)         (0.03)         (0.01)
   Distributions from capital gains                             -             -              -              -
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.02)        (0.03)         (0.03)         (0.01)
                                                      -------------------------------------------------------------------------
   Redemption fees                                           0.00(5)       0.00(5)        0.00(5)        0.00(5)

NET ASSET VALUE, END OF PERIOD                        $     25.89   $     24.40    $     23.02    $     20.75
===============================================================================================================================
TOTAL RETURN(2,6)                                            6.20%         6.13%         11.10%          8.04%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $       779   $       746    $       175    $         1
   Ratio of expenses to average net assets(7)                1.55%         1.62%          1.30%          1.52%*
   Ratio of net investment income (loss)
      to average net assets                                 (0.05)%       (0.11)%         0.77%          0.00%*
Portfolio turnover rate                                    130.94%        97.70%        141.00%         76.58%
=================================================================================================================================
                                                                        FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                            2006          2005           2004          2003          2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     24.07   $     22.83    $     20.68    $     17.14    $     17.19

   Net investment income (loss)(1)                          (0.17)        (0.18)         (0.07)         (0.10)             -
   Net realized and unrealized gain (loss) on
      investments(1)                                         1.49          1.42           2.22           3.65          (0.05)
                                                      -------------------------------------------------------------------------
Total from investment operations                             1.32          1.24           2.15           3.55          (0.05)

   Distributions from net investment income                     -             -              -          (0.01)             -
   Distributions from capital gains                             -             -              -              -              -
                                                      -------------------------------------------------------------------------
Total distributions                                             -             -              -          (0.01)             -
                                                      -------------------------------------------------------------------------
   Redemption fees                                           0.00(5)       0.00(5)        0.00(5)        0.00(5)        0.00(5)

NET ASSET VALUE, END OF PERIOD                        $     25.39   $     24.07    $     22.83    $     20.68    $     17.14
===============================================================================================================================
TOTAL RETURN(2)                                              5.48%         5.43%         10.40%         20.72%          0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     5,269   $     4,095    $     3,327    $     2,333    $       733
   Ratio of expenses to average net assets(7)                2.20%         2.22%          1.92%          1.83%          0.00%*
   Ratio of net investment income (loss)
      to average net assets                                 (0.71)%       (0.80)%        (0.35)%        (0.51)%         0.00%*
Portfolio turnover rate                                    130.94%        97.70%        141.00%         76.58%         66.00%

===============================================================================================================================

(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Less than ($0.005) per share.
(6)   Class A total return does not include the one-time front-end sales charge.
(7)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized



================================================================================
                                  accessor 71

================================================================================
                              FINANCIAL HIGHLIGHTS

VALUE FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




--------------------------------------------------------------------------------

                                                                        FOR THE YEAR/PERIOD ENDED 12/31
-----------------------------------------------------------------------------------------------------------------------
A CLASS SHARES                                           2006          2005        2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   20.84     $   19.91   $   17.57     $   15.65

   Net investment income (loss)(1)                         0.25          0.20        0.20          0.01
   Net realized and unrealized gain (loss) on
      investments(1)                                       3.10          0.93        2.29          1.94
                                                      -----------------------------------------------------------------
Total from investment operations                           3.35          1.13        2.49          1.95

   Distributions from net investment income               (0.24)        (0.20)      (0.15)        (0.03)
   Distributions from capital gains                           -             -           -             -
                                                      -----------------------------------------------------------------
Total distributions                                       (0.24)        (0.20)      (0.15)        (0.03)
                                                      -----------------------------------------------------------------
   Redemption fees                                         0.00(5)          -        0.00(5)       0.00(5)

NET ASSET VALUE, END OF PERIOD                        $   23.95     $   20.84   $   19.91     $   17.57
=======================================================================================================================
TOTAL RETURN(2,6)                                         16.00%         5.72%      14.24%        12.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     160     $   1,096   $   1,075     $       2
   Ratio of gross expenses to average net assets(7)        1.35%         1.34%       1.18%         1.69%*
   Ratio of net expenses to average net assets(7)          1.35%         1.19%       1.18%         1.69%*
   Ratio of net investment income to average net
      assets                                               1.05%         1.00%       1.00%         0.34%*
Portfolio turnover rate                                   64.20%        70.01%      88.83%       118.86%

=======================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                           2006          2005        2004          2003        2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $   20.84     $   19.92   $   17.57     $   13.62     $  13.58

   Net investment income (loss)(1)                         0.09          0.07        0.05          0.02            -
   Net realized and unrealized gain (loss) on
      investments(1)                                       3.09          0.93        2.33          3.95         0.04
                                                      -----------------------------------------------------------------
Total from investment operations                           3.18          1.00        2.38          3.97         0.04

   Distributions from net investment income               (0.10)        (0.08)      (0.03)        (0.02)           -
   Distributions from capital gains                           -             -           -             -            -
                                                      -----------------------------------------------------------------
Total distributions                                       (0.10)        (0.08)      (0.03)        (0.02)           -
                                                      -----------------------------------------------------------------
   Redemption fees                                         0.00(5)          -        0.00(5)       0.00(5)      0.00(5)

NET ASSET VALUE, END OF PERIOD                        $   23.92     $   20.84   $   19.92     $   17.57     $  13.62
=======================================================================================================================
TOTAL RETURN(2)                                           15.31%         5.02%      13.56%        29.20%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $   3,831     $   3,314   $   3,020     $   2,283     $    639
   Ratio of gross expenses to average net assets(7)        1.99%         2.00%       1.84%         1.84%        0.00%*
   Ratio of net expenses to average net assets(7)          1.99%         1.85%       1.84%         1.84%        0.00%*
   Ratio of net investment income to average
      net assets                                           0.40%         0.36%       0.26%         0.12%        0.00%*
Portfolio turnover rate                                   64.20%        70.01%      88.83%       118.86%      117.49%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Less than (0.005) per share
(6)   Class A total return does not include the one-time front-end sales charge.
(7)   The effect of any custody credits on this ratio is less than 0.01%.
 *    Annualized

================================================================================
                                  accessor 72

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================


SMALL TO MID CAP FUND

The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


==================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                     2006          2005         2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   27.94     $   24.83     $  20.98     $  18.34

   Net investment income (loss)(1)                  (0.05)        (0.05)       (0.10)       (0.02)
   Net realized and unrealized gain (loss)
      on investments(1)                              3.78          3.16         3.95         2.66
                                                ------------------------------------------------------------------
Total from investment operations                     3.73          3.11         3.85         2.64

   Distributions from net investment income             -             -            -            -
   Distributions from capital gains                     -             -            -            -
                                                ------------------------------------------------------------------
Total distributions                                     -             -            -            -
                                                ------------------------------------------------------------------
   Redemption fees                                  (0.00)(6)     (0.00)(6)    (0.00)(6)    (0.00)(6)

NET ASSET VALUE, END OF PERIOD                  $   31.67     $   27.94     $  24.83     $  20.98
==================================================================================================================
TOTAL RETURN(2,5)                                   13.39%        12.53%       18.35%       14.39%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $     354     $     704     $    622     $      1
   Ratio of expenses to average net assets(7)        1.57%         1.62%        1.55%        1.82%*
   Ratio of net investment loss to average
      net assets                                    (0.17)%       (0.21)%      (0.42)%      (0.36)%*
Portfolio turnover rate                             37.24%        41.64%       46.31%       47.88%
==================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                     2006          2005         2004         2003        2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $   27.43     $   24.52     $  20.84     $  14.62     $  14.56

   Net investment income (loss)(1)                  (0.24)        (0.21)       (0.23)       (0.15)           -
   Net realized and unrealized gain (loss)
      on investments(1)                              3.69          3.12         3.91         6.37         0.06
                                                ------------------------------------------------------------------
Total from investment operations                     3.45          2.91         3.68         6.22         0.06

   Distributions from net investment income             -             -            -            -            -
   Distributions from capital gains                     -             -            -            -            -
                                                ------------------------------------------------------------------
Total distributions                                     -             -            -            -            -
                                                ------------------------------------------------------------------
   Redemption fees                                  (0.00)(6)     (0.00)(6)    (0.00)(6)    (0.00)(6)    (0.00)(6)

NET ASSET VALUE, END OF PERIOD                  $   30.88     $   27.43     $  24.52     $  20.84     $  14.62
==================================================================================================================
TOTAL RETURN(2)                                     12.58%        11.87%       17.66%       42.54%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $   3,272     $   2,617     $  2,439     $  2,221     $    503
   Ratio of expenses to average net assets(7)        2.22%         2.27%        2.20%        2.23%        0.00%*
   Ratio of net investment loss to average
      net assets                                    (0.82)%       (0.84)%      (1.09)%      (0.87)%       0.00%*
Portfolio turnover rate                             37.24%        41.64%       46.31%       47.88%       44.59%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   Less than ($0.005) per share.
(7)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized

================================================================================
                                  accessor 73

================================================================================
                                FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                     2006          2005         2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   17.27     $   15.17     $  12.94     $  11.18

   Net investment income (loss)(1)                   0.05          0.08         0.15        (0.03)
   Net realized and unrealized gain (loss)
      on investments(1)                              5.60          2.02         2.11         1.79
                                                ------------------------------------------------------------------
Total from investment operations                     5.65          2.10         2.26         1.76

   Distributions from net investment income         (0.05)            -        (0.03)           -
   Distributions from capital gains                     -             -            -            -
   Distributions in excess of capital gains             -             -            -            -
                                                ------------------------------------------------------------------
Total distributions                                 (0.05)            -        (0.03)           -
                                                ------------------------------------------------------------------
   Redemption fees                                  (0.00)(7)     (0.00)(7)    (0.00)(7)    (0.00)(7)

NET ASSET VALUE, END OF PERIOD                  $   22.87     $   17.27     $  15.17     $  12.94
==================================================================================================================
TOTAL RETURN(2,5)                                   32.73%        13.84%       17.45%       15.74%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $     709     $     521     $    360     $      1
   Ratio of expenses to average net assets(6)        1.90%         1.77%        1.56%        1.85%*
   Ratio of net investment income (loss) to
      average net assets                             0.22%         0.50%        1.01%       (1.11)%*
Portfolio turnover rate                             93.54%       127.58%       15.91%       21.84%
==================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                     2006          2005         2004         2003        2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $   16.94     $   14.97     $  12.83     $   9.64     $   9.54

   Net investment income (loss)(1)                  (0.09)        (0.02)        0.01         0.01            -
   Net realized and unrealized gain (loss)
      on investments(1)                              5.48          1.99         2.13         3.17         0.10
                                                ------------------------------------------------------------------
Total from investment operations                     5.39          1.97         2.14         3.18         0.10

   Distributions from net investment income             -             -            -            -            -
   Distributions from capital gains                     -             -            -            -            -
   Distributions in excess of capital gains             -             -            -            -            -
                                                ------------------------------------------------------------------
Total distributions                                     -             -            -            -            -
                                                ------------------------------------------------------------------
   Redemption fees(8)                               (0.00)(7)     (0.00)(7)    (0.00)(7)     0.01        (0.00)(7)

NET ASSET VALUE, END OF PERIOD                  $   22.33     $   16.94     $  14.97     $  12.83     $   9.64
==================================================================================================================
TOTAL RETURN(2)                                     31.82%        13.16%       16.68%       33.09%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $   5,095     $   2,392     $  1,748     $  1,113     $    635
   Ratio of expenses to average net assets(6)        2.41%         2.41%        2.24%        2.36%        0.00%*
   Ratio of net investment income (loss) to
      average net assets                            (0.48)%       (0.12)%       0.10%        0.09%        0.00%*
Portfolio turnover rate                             93.54%       127.58%       15.91%       21.84%      107.71%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   The effect of any custody credits on this ratio is less than 0.01%.
(7)   Less than ($0.005) per share.
(8) Per share amounts relating to redemption fees for 2002-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
*     Annualized



================================================================================
                                  accessor 74

================================================================================
                                FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                     2006          2005         2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   10.72     $   11.30     $  11.17     $  10.77

   Net investment income (loss)(1)                   0.77          0.79         0.86         0.22
   Net realized and unrealized gain (loss)
      on investments(1)                              0.30         (0.57)        0.13         0.42
                                                -----------------------------------------------------------------
Total from investment operations                     1.07          0.22         0.99         0.64

   Distributions from net investment income         (0.79)        (0.80)       (0.86)       (0.24)
   Distributions from capital gains                     -             -            -            -
   Distributions in excess of capital gains             -             -            -            -
                                                -----------------------------------------------------------------
Total distributions                                 (0.79)        (0.80)       (0.86)       (0.24)
                                                -----------------------------------------------------------------
   Redemption fees(8)                                0.00(7)       0.00(7)      0.00(7)      0.00(7)

NET ASSET VALUE, END OF PERIOD                  $   11.00     $   10.72     $  11.30     $  11.17
=================================================================================================================
TOTAL RETURN(2,5)                                   10.44%         2.05%        9.25%        5.99%
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $     158     $     144     $    136     $     15
   Ratio of expenses to average net assets(6)        1.16%         1.18%        1.07%        1.15%*
   Ratio of net investment income (loss) to
      average net assets                             7.27%         7.28%        7.70%        8.82%*
Portfolio turnover rate                             87.80%        62.75%       75.03%      154.85%
=================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                     2006          2005         2004         2003        2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $   10.71     $   11.29     $  11.17     $   9.86     $   9.86

   Net investment income (loss)(1)                   0.70          0.71         0.77         0.84            -
   Net realized and unrealized gain (loss)
      on investments(1)                              0.29         (0.57)        0.13         1.32            -
                                                -----------------------------------------------------------------
Total from investment operations                     0.99          0.14         0.90         2.16            -

   Distributions from net investment income         (0.71)        (0.72)       (0.78)       (0.86)           -
   Distributions from capital gains                     -             -            -            -            -
   Distributions in excess of capital gains             -             -            -            -            -
                                                -----------------------------------------------------------------
Total distributions                                 (0.71)        (0.72)       (0.78)       (0.86)           -
                                                -----------------------------------------------------------------
   Redemption fees(8)                                0.00(7)       0.00(7)      0.00(7)      0.01         0.00(7)

NET ASSET VALUE, END OF PERIOD                  $   10.99     $   10.71     $  11.29     $  11.17     $   9.86
=================================================================================================================
TOTAL RETURN(2)                                      9.65%         1.29%        8.39%       22.95%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)        $   1,804     $   1,565     $  1,935     $  1,224     $    524
   Ratio of expenses to average net assets(6)        1.90%         1.93%        1.83%        1.97%        0.00%*
   Ratio of net investment income to average
      net assets                                     6.53%         6.51%        6.99%        7.96%        0.00%*
Portfolio turnover rate                             87.80%        62.75%       75.03%      154.85%      108.29%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   The effect of any custody credits on this ratio is less than 0.01%.
(7)   Less than ($0.005) per share
(8) Per share amounts relating to redemption fees for 2002-2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
*     Annualized



================================================================================
                                  accessor 75

================================================================================
                                FINANCIAL HIGHLIGHTS



INTERMEDIATE FIXED-INCOME FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                          2006         2005          2004          2003        2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.63     $   11.91    $   12.12     $    12.45    $   12.47

   Net investment income (loss)(1)                        0.70          0.52         0.47           0.43            -
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.40)        (0.22)       (0.12)          0.05        (0.02)
                                                      -----------------------------------------------------------------
Total from investment operations                          0.30          0.30         0.35           0.48        (0.02)

   Distributions from net investment income              (0.70)        (0.54)       (0.47)         (0.45)           -
   Distributions from capital gains                          -         (0.04)       (0.09)         (0.36)           -
   Distributions in excess of capital gains                  -             -            -              -
                                                      -----------------------------------------------------------------
Total distributions                                      (0.70)        (0.58)       (0.56)         (0.81)           -
                                                      -----------------------------------------------------------------
   Redemption fees                                           -             -            -              -


NET ASSET VALUE, END OF PERIOD                        $  11.23     $   11.63    $   11.91     $    12.12    $   12.45
=======================================================================================================================
TOTAL RETURN(2)                                           2.76%         2.59%        2.95%          3.86%        0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  5,119     $     846    $     865     $    1,320    $     621
   Ratio of expenses to average net assets(3)             1.74%         1.73%        1.87%          1.76%        0.00%*
   Ratio of net investment income to average
      net assets                                          6.08%         4.37%        3.96%          3.44%        0.00%*
Portfolio turnover rate                                 102.65%        93.26%      125.84%        105.58%       93.56%





--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized




================================================================================
                                  accessor 76

================================================================================
                                FINANCIAL HIGHLIGHTS

SHORT-INTERMEDIATE FIXED-INCOME FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2006          2005         2004       2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.74     $   11.96    $   12.17     $    12.24

   Net investment income (loss)(1)                        0.56          0.44         0.43           0.07
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.16)        (0.19)       (0.21)         (0.06)
                                                      -----------------------------------------------------------------
Total from investment operations                          0.40          0.25         0.22           0.01

   Distributions from net investment income              (0.55)        (0.47)       (0.43)         (0.08)
   Distributions from capital gains                          -             -            -              -
   Distributions in excess of capital gains                  -             -            -              -
                                                      -----------------------------------------------------------------
Total distributions                                      (0.55)        (0.47)       (0.43)         (0.08)
                                                      -----------------------------------------------------------------
   Redemption fees                                           -             -            -              -
NET ASSET VALUE, END OF PERIOD                        $  11.59     $   11.74    $   11.96     $    12.17
=======================================================================================================================
TOTAL RETURN(2,5)                                         3.53%         2.13%        1.86%          0.11%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     97     $      23    $      22     $        1
   Ratio of expenses to average net assets(6)             0.97%         0.98%        0.99%          1.19%*
   Ratio of net investment income to average
     net assets                                           4.66%         3.75%        3.86%          2.39%*
Portfolio turnover rate                                  52.95%        42.14%       74.14%         86.10%
=======================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                          2006         2005          2004          2003        2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $  11.75     $   11.97    $   12.17     $    12.33    $   12.34

   Net investment income (loss)(1)                        0.42          0.36         0.34           0.30            -
   Net realized and unrealized gain (loss)
     on investments(1)                                   (0.11)        (0.20)       (0.19)         (0.16)       (0.01)
                                                      -----------------------------------------------------------------
Total from investment operations                          0.31          0.16         0.15           0.14        (0.01)

   Distributions from net investment income              (0.46)        (0.38)       (0.35)         (0.30)           -
   Distributions from capital gains                          -             -            -              -            -
   Distributions in excess of capital gains                  -             -            -              -            -
                                                      -----------------------------------------------------------------
Total distributions                                      (0.46)        (0.38)       (0.35)         (0.30)           -
                                                      -----------------------------------------------------------------
   Redemption fees                                           -             -            -              -

NET ASSET VALUE, END OF PERIOD                        $  11.60     $   11.75    $   11.97     $    12.17    $   12.33
=======================================================================================================================
TOTAL RETURN(2)                                           2.69%         1.39%        1.21%          1.18%           -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  1,290     $   4,176    $   3,782     $    2,739    $     606
   Ratio of expenses to average net assets(6)             1.67%         1.73%        1.65%          1.63%        0.00%*
   Ratio of net investment income to average
     net assets                                           3.85%         2.99%        2.78%          2.48%        0.00%*
Portfolio turnover rate                                  52.95%        42.14%       74.14%         86.10%       50.96%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized




================================================================================
                                  accessor 77

================================================================================
                                FINANCIAL HIGHLIGHTS

MORTGAGE SECURITIES FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2006          2005          2004         2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     12.38   $     12.64    $     12.68   $     12.91

   Net investment income (loss)(1)                           0.52          0.42           0.46          0.09
   Net realized and unrealized gain (loss)
     on investments(1)                                      (0.08)        (0.20)         (0.01)            -
                                                      -----------------------------------------------------------------------
Total from investment operations                             0.44          0.22           0.45          0.09

   Distributions from net investment income                 (0.55)        (0.46)         (0.42)        (0.10)
   Distributions from capital gains                         (0.07)        (0.02)         (0.07)        (0.22)
   Distributions in excess of capital gains                     -             -              -             -
                                                      -----------------------------------------------------------------------
Total distributions                                         (0.62)        (0.48)         (0.49)        (0.32)
                                                      -----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     12.20   $     12.38    $     12.64   $     12.68
=============================================================================================================================
TOTAL RETURN(2,5)                                            3.67%         1.72%          3.63%         0.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $        11   $       144    $        71   $         1
   Ratio of expenses to average net assets(6)                1.39%         1.18%          1.06%         1.59%*
   Ratio of net investment income to average
     net assets                                              3.92%         3.38%          3.40%         2.78*
Portfolio turnover rate                                    578.95%       474.16%        324.40%       425.28%
=============================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                            2006          2005          2004          2003          2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $     12.40   $     12.67    $     12.71   $     13.00   $      13.01

   Net investment income (loss)(1)                           0.38          0.33           0.33          0.25              -
   Net realized and unrealized gain (loss)
     on investments(1)                                      (0.03)        (0.21)          0.03         (0.08)         (0.01)
                                                      -----------------------------------------------------------------------
Total from investment operations                             0.35          0.12           0.36          0.17          (0.01)

   Distributions from net investment income                 (0.45)        (0.37)         (0.33)        (0.24)             -
   Distributions from capital gains                         (0.07)       ( 0.02)         (0.07)        (0.22)             -
   Distributions in excess of capital gains                     -             -              -             -              -
                                                      -----------------------------------------------------------------------
Total distributions                                         (0.52)        (0.39)         (0.40)        (0.46)             -
                                                      -----------------------------------------------------------------------
   Redemption fees                                              -             -              -             -              -

NET ASSET VALUE, END OF PERIOD                        $     12.23   $     12.40    $     12.67   $     12.71   $      13.00
=============================================================================================================================
TOTAL RETURN(2)                                              2.94%         0.90%          2.85%         1.30%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $       778         1,522    $     1,015   $     1,401   $        631
   Ratio of expenses to average net assets(6)                2.10%         1.92%          1.81%         1.85%          0.00%*
   Ratio of net investment income to average
     net assets                                              3.13%         2.58%          2.63%         1.92%          0.00%*
Portfolio turnover rate                                    578.95%       474.16%        324.40%       425.28%        294.60%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized



================================================================================
                                  accessor 78

================================================================================
                                FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2006          2005           2004           2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $      1.00   $      1.00    $      1.00    $      1.00

   Net investment income (loss)(1)                           0.04          0.03           0.01           0.00(5)

   Distributions from net investment income                 (0.04)        (0.03)         (0.01)          0.00(5)
                                                      -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $      1.00   $      1.00    $      1.00    $      1.00
===============================================================================================================================
TOTAL RETURN(2,6)                                            4.27%         2.54%          0.68%          0.10%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $       290   $       109    $        49    $        10
   Ratio of gross expenses to average net assets(7)          0.70%         0.65%          0.72%          0.71%*
   Ratio of net expenses to average net assets(7)            0.70%         0.65%          0.72%          0.71%*
   Ratio of net investment income to average
      net assets                                             4.30%         2.63%          0.94%          0.40%*
===============================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                            2006          2005           2004           2003          2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $      1.00   $      1.00    $      1.00    $      1.00    $      1.00

   Net investment income (loss)(1)                           0.03          0.02           0.01           0.00(5)        0.00(5)

   Distributions from net investment income                 (0.03)        (0.02)         (0.01)          0.00(5)        0.00(5)
                                                      -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $      1.00   $      1.00    $      1.00    $      1.00    $      1.00
===============================================================================================================================
TOTAL RETURN(2)                                              3.45%         1.91%          0.68%          0.35%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     2,808   $     2,014    $     1,989    $       747    $       302
   Ratio of gross expenses to average net assets(7)          1.47%         1.29%          0.71%          0.81%          0.00%*
   Ratio of net expenses to average net assets(7)            1.47%         1.29%          0.71%          0.81%          0.00%*
   Ratio of net investment income to average
      net assets                                             3.42%         1.88%          0.79%          0.35%          0.00%*



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Less than ($0.005) per share.
(6)   Class A total return does not include the one-time front-end sales charge.
(7)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized




================================================================================
                                  accessor 79

================================================================================
                                FINANCIAL HIGHLIGHTS

INCOME ALLOCATION FUND




The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2006          2005           2004           2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     14.92   $     15.17    $     15.29    $     15.32

   Net investment income (loss)(1)                           0.73          0.56           0.50           0.10
   Net realized and unrealized gain (loss)
      on investments(1)                                     (0.12)        (0.25)         (0.12)          0.04
                                                      ------------------------------------------------------------------------
Total from investment operations                             0.61          0.31           0.38           0.14

   Distributions from net investment income                 (0.69)        (0.55)         (0.46)         (0.10)
   Distributions from capital gains                             -         (0.01)         (0.04)         (0.07)
   Distributions in excess of capital gains                     -             -              -              -
                                                      ------------------------------------------------------------------------
Total distributions                                         (0.69)        (0.56)         (0.50)         (0.17)
                                                      ------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     14.84   $     14.92    $     15.17    $     15.29
==============================================================================================================================
TOTAL RETURN(2,5)                                            4.13%         2.06%          2.53%          0.94%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $       617   $       720    $       581    $       150
   Ratio of gross expenses to average net assets             0.54%         0.61%          0.68%          1.11%*
   Ratio of net expenses to average net assets               0.45%         0.45%          0.45%          0.37%*
   Ratio of net investment income (loss)
      (excluding expenses paid directly
      by the manager) to average net assets                  4.62%         3.57%          2.93%          4.04%*
   Ratio of net investment income to average
      net assets                                             4.71%         3.73%          3.16%          4.78%*
Portfolio turnover rate                                     14.19%        19.91%         33.21%         52.48%
==============================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                            2006          2005           2004           2003          2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $     14.91   $     15.15    $     15.28    $     15.18    $     15.19

   Net investment income (loss)(1)                           0.60          0.44           0.37           0.33              -
   Net realized and unrealized gain (loss)
      on investments(1)                                     (0.12)        (0.23)         (0.11)          0.21          (0.01)
                                                      ------------------------------------------------------------------------
Total from investment operations                             0.48          0.21           0.26           0.54          (0.01)

   Distributions from net investment income                 (0.58)        (0.44)         (0.35)         (0.37)             -
   Distributions from capital gains                             -         (0.01)         (0.04)         (0.07)             -
   Distributions in excess of capital gains                     -             -              -              -              -
                                                      ------------------------------------------------------------------------
Total distributions                                         (0.58)        (0.45)         (0.39)         (0.44)             -
                                                      ------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     14.81   $     14.91    $     15.15    $     15.28    $     15.18
==============================================================================================================================
TOTAL RETURN(2)                                              3.31%         1.38%          1.77%          3.62%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     3,033   $     1,546    $     1,529    $       448    $         1
   Ratio of gross expenses to average net assets             1.40%         1.36%          1.43%          1.29%          0.00%*
   Ratio of net expenses to average net assets               1.20%         1.20%          1.20%          1.10%          0.00%*
   Ratio of net investment income (loss)
      (excluding expenses paid directly
      by the manager) to average net assets                  3.79%         2.79%          2.20%          2.08%          0.00%*
   Ratio of net investment income to average
      net assets                                             3.99%         2.95%          2.43%          2.27%          0.00%*
Portfolio turnover rate                                     14.19%        19.91%         33.21%         52.48%         50.44%



--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on December 30, 2002.
(4)  Class commenced operations on September 29, 2003.
(5)  Class A total return does not include the one-time front-end sales charge.
*    Annualized





================================================================================
                                  accessor 80

================================================================================
                                FINANCIAL HIGHLIGHTS

INCOME & GROWTH ALLOCATION FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE PERIOD/YEAR ENDED 12/31
A CLASS SHARES                                          2006         2005         2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.56     $  15.37     $  14.83     $  14.33

   Net investment income (loss)(1)                        0.52         0.40         0.37         0.07
   Net realized and unrealized gain (loss)
     on investments(1)                                    0.68         0.20         0.52         0.57
                                                      ----------------------------------------------------------------
Total from investment operations                          1.20         0.60         0.89         0.64

   Distributions from net investment income              (0.50)       (0.40)       (0.33)       (0.08)
   Distributions from capital gains                      (0.01)       (0.01)       (0.02)       (0.06)
   Distributions in excess of capital gains                  -            -            -            -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.51)       (0.41)       (0.35)       (0.14)
                                                      ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  16.25     $  15.56     $  15.37     $  14.83
======================================================================================================================
TOTAL RETURN(2,5)                                         7.96%        3.94%        6.05%        4.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $  1,787     $  3,437     $  2,332     $     47
   Ratio of gross expenses to average net assets          0.59%        0.63%        0.68%        1.25%*
   Ratio of net expenses to average net assets            0.55%        0.55%        0.55%        0.45%*
   Ratio of net investment income (loss)                                                              %
     (excluding expenses paid directly by the
     manager) to average net assets                       3.14%        2.54%        2.23%        1.82*
   Ratio of net investment income to average
     net assets                                           3.18%        2.62%        2.36%        2.61%*
Portfolio turnover rate                                  19.31%       11.49%       19.76%       26.08%
======================================================================================================================
                                                                FOR THE PERIOD/YEAR ENDED 12/31
C CLASS SHARES                                          2006         2005         2004         2003         2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.52     $  15.33     $  14.81     $  13.48     $    13.47

   Net investment income (loss)(1)                        0.40         0.30         0.27         0.27              -
   Net realized and unrealized gain (loss)
     on investments(1)                                    0.70         0.20         0.51         1.37           0.01
                                                      ----------------------------------------------------------------
Total from investment operations                          1.10         0.50         0.78         1.64           0.01

   Distributions from net investment income              (0.40)       (0.30)       (0.24)       (0.25)             -
   Distributions from capital gains                      (0.01)       (0.01)       (0.02)       (0.06)             -
   Distributions in excess of capital gains                  -            -           -             -              -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.41)       (0.31)       (0.26)       (0.31)             -
                                                      ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  16.21     $  15.52     $  15.33     $  14.81     $    13.48
======================================================================================================================
TOTAL RETURN(2)                                           7.22%        3.29%        5.32%       12.42%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 10,376     $  8,856     $  6,755     $  1,221     $        1
   Ratio of gross expenses to average net assets          1.27%        1.28%        1.33%        1.30%          0.00%*
   Ratio of net expenses to average net assets            1.20%        1.20%        1.20%        1.10%          0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                       2.44%        1.86%        1.66%        1.73%          0.00%*
   Ratio of net investment income to average
     net assets                                           2.51%        1.94%        1.79%        1.93%          0.00%*
Portfolio turnover rate                                  19.31%       11.49%       19.76%       26.08%         24.38%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
*     Annualized





================================================================================
                                  accessor 81

================================================================================
                                FINANCIAL HIGHLIGHTS

BALANCED ALLOCATION FUND




The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




--------------------------------------------------------------------------------

                                                        FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                          2006         2005         2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.88     $  15.37     $  14.39     $  13.56

   Net investment income (loss)(1)                        0.39         0.30         0.29         0.07
   Net realized and unrealized gain (loss)
     on investments(1)                                    1.25         0.51         0.94         0.86
                                                      ----------------------------------------------------------------
Total from investment operations                          1.64         0.81         1.23         0.93

   Distributions from net investment income              (0.39)       (0.30)       (0.25)       (0.07)
   Distributions from capital gains                      (0.00)(6)        -         0.00(6)     (0.03)
   Distributions in excess of capital gains                  -            -            -            -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.39)       (0.30)       (0.25)       (0.10)
                                                      ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  17.13     $  15.88     $  15.37     $  14.39
======================================================================================================================
TOTAL RETURN(2,5)                                        10.45%        5.37%        8.69%        6.89%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 10,820     $  6,450     $  4,416     $    276
   Ratio of gross expenses to average net assets          0.58%        0.57%        0.61%        0.97%*
   Ratio of net expenses to average net assets            0.55%        0.55%        0.55%        0.46%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                       2.38%        1.95%        1.95%        2.79%*
   Ratio of net investment income to average
     net assets                                           2.41%        1.97%        2.01%        3.30%*
   Portfolio turnover rate                               13.27%        3.20%       20.59%       19.58%
======================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                          2006         2005         2004         2003         2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $  15.86     $  15.36     $  14.38     $  12.37     $    12.36

   Net investment income (loss)(1)                        0.28         0.20         0.17         0.20              -
   Net realized and unrealized gain (loss)
     on investments(1)                                    1.25         0.51         0.97         2.05           0.01
                                                      ----------------------------------------------------------------
Total from investment operations                          1.53         0.71         1.14         2.25           0.01

   Distributions from net investment income              (0.28)       (0.21)       (0.16)       (0.21)             -
   Distributions from capital gains                      (0.00(6)         -         0.00(6)     (0.03)             -
   Distributions in excess of capital gains                  -            -            -            -              -
                                                      ----------------------------------------------------------------
Total distributions                                      (0.28)       (0.21)       (0.16)       (0.24)             -
                                                      ----------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $  17.11     $  15.86     $  15.36     $  14.38     $    12.37
======================================================================================================================
TOTAL RETURN(2)                                           9.75%        4.64%        8.01%       18.33%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 21,272     $ 16,448     $ 11,900     $  5,192     $        1
   Ratio of gross expenses to average net assets          1.22%        1.22%        1.26%        1.23%          0.00%*
   Ratio of net expenses to average net assets            1.20%        1.20%        1.20%        1.10%          0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                       1.69%        1.28%        1.14%        1.37%          0.00%*
   Ratio of net investment income to average
     net assets                                           1.71%        1.30%        1.20%        1.50%          0.00%*
   Portfolio turnover rate                               13.27%        3.20%       20.59%       19.58%         21.72%


--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   Less than ($0.005) per share
*     Annualized



================================================================================
                                  accessor 82

================================================================================
                                FINANCIAL HIGHLIGHTS

GROWTH & INCOME ALLOCATION FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                           2006           2005           2004           2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $     15.93    $     15.29    $     14.13    $     13.16

   Net investment income (loss)(1)                          0.34           0.26           0.25           0.07
   Net realized and unrealized gain (loss) on
      investments(1)                                        1.48           0.65           1.14           0.99
                                                     -------------------------------------------------------------------------
Total from investment operations                            1.82           0.91           1.39           1.06

   Distributions from net investment income                (0.31)         (0.26)         (0.21)         (0.06)
   Distributions from capital gains                        (0.00)(6)      (0.01)         (0.02)         (0.03)
   Distributions in excess of capital gains                    -              -              -              -
                                                     -------------------------------------------------------------------------
Total distributions                                        (0.31)         (0.27)         (0.23)         (0.09)
                                                     -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $     17.44    $     15.93    $     15.29    $     14.13
==============================================================================================================================
TOTAL RETURN(2,5)                                          11.56%          5.97%          9.93%          8.05%
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $    20,836    $    20,121    $    10,961    $       390
   Ratio of gross expenses to average net assets            0.56%          0.55%          0.60%          0.97%*
   Ratio of net expenses to average net assets              0.55%          0.55%          0.55%          0.45%*
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                        1.92%          1.70%          1.61%          2.33%*
   Ratio of net investment income to average
      net assets                                            1.93%          1.70%          1.67%          2.85%*
Portfolio turnover rate                                    14.32%          1.95%         12.74%         19.56%
==============================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                           2006           2005           2004           2003           2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                 $     15.91    $     15.27    $     14.13    $     11.86    $     11.84

   Net investment income (loss)(1)                          0.22           0.16           0.14           0.17              -
   Net realized and unrealized gain (loss) on
      investments(1)                                        1.50           0.65           1.15           2.30           0.02
                                                     -------------------------------------------------------------------------
Total from investment operations                            1.72           0.81           1.29           2.47           0.02

   Distributions from net investment income                (0.21)         (0.16)         (0.13)         (0.17)             -
   Distributions from capital gains                        (0.00)(6)      (0.01)         (0.02)         (0.03)             -
   Distributions in excess of capital gains                    -              -              -              -              -
                                                     -------------------------------------------------------------------------
Total distributions                                        (0.21)         (0.17)         (0.15)         (0.20)             -
                                                     -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                       $     17.42    $     15.91    $     15.27    $     14.13    $     11.86
==============================================================================================================================
TOTAL RETURN(2)                                            10.88%          5.32%          9.12%         20.95%             -
NET ASSETS, END OF PERIOD (IN THOUSANDS)             $    48,233    $    37,020    $    23,072    $     8,012    $         1
   Ratio of gross expenses to average net assets            1.22%          1.20%          1.25%          1.23%          0.00%*
   Ratio of net expenses to average net assets              1.20%          1.20%          1.20%          1.10%          0.00%*
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                        1.24%          1.03%          0.92%          1.18%          0.00%*
   Ratio of net investment income to average
      net assets                                            1.26%          1.03%          0.97%          1.31%          0.00%*
   Portfolio turnover rate                                 14.32%          1.95%         12.74%         19.56%         32.07%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   Less than ($0.005) per share.
*     Annualized



================================================================================
                                  accessor 83

================================================================================
                                FINANCIAL HIGHLIGHTS

GROWTH ALLOCATION FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD 12/31
A CLASS SHARES                                         2006          2005           2004           2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    16.13     $    15.17     $    13.62     $    12.35
   Net investment income (loss)(1)                       0.16           0.15           0.15           0.05
   Net realized and unrealized gain (loss)
     on investments(1)                                   2.06           0.95           1.53           1.27
                                                   ------------------------------------------------------------------------
Total from investment operations                         2.22           1.10           1.68           1.32

   Distributions from net investment income             (0.16)         (0.14)         (0.13)         (0.05)
   Distributions from capital gains                         -              -              -               -
   Distributions in excess of capital gains                 -              -              -               -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.16)         (0.14)         (0.13)         (0.05)
                                                   ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    18.19     $    16.13     $    15.17     $    13.62
===========================================================================================================================
TOTAL RETURN(2,5)                                       13.85%          7.32%         12.43%         10.65%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   21,064     $   20,159     $   11,388     $    2,136
   Ratio of gross expenses to average net assets         0.57%          0.55%          0.60%          0.94%*
   Ratio of net expenses to average net assets           0.55%          0.55%          0.55%          0.45%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      0.97%          0.96%          0.98%          1.41%*
   Ratio of net investment income to average
     net assets                                          0.99%          0.96%          1.04%          1.90%*
Portfolio turnover rate                                 18.90%          1.76%         15.63%         16.85%
===========================================================================================================================
                                                                FOR THE YEAR/PERIOD 12/31
C CLASS SHARES                                         2006          2005           2004           2003          2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $    16.07     $    15.12     $    13.59     $    10.80     $    10.77

   Net investment income (loss)(1)                       0.06           0.05           0.06           0.13              -
   Net realized and unrealized gain (loss)
     on investments(1)                                   2.05           0.95           1.52           2.77           0.03
                                                   ------------------------------------------------------------------------
Total from investment operations                         2.11           1.00           1.58           2.90           0.03

   Distributions from net investment income             (0.06)         (0.05)         (0.05)         (0.11)             -
   Distributions from capital gains                         -              -              -              -              -
   Distributions in excess of capital gains                 -              -              -              -              -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.06)         (0.05)         (0.05)         (0.11)             -
                                                   ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    18.12     $    16.07     $    15.12     $    13.59     $    10.80
===========================================================================================================================
TOTAL RETURN(2)                                         13.15%          6.64%         11.67%         27.04%          0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   38,013     $   26,399     $   15,330     $    5,095     $        1
   Ratio of gross expenses to average net assets         1.22%          1.19%          1.25%          1.22%          0.00%*
   Ratio of net expenses to average net assets           1.20%          1.19%          1.20%          1.10%          0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      0.34%          0.31%          0.34%          0.97%          0.00%*
   Ratio of net investment income to average
     net assets                                          0.36%          0.31%          0.39%          1.09%          0.00%*
Portfolio turnover rate                                 18.90%          1.76%         15.63%         16.85%          9.59%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
*     Annualized





================================================================================
                                  accessor 84

================================================================================
                                FINANCIAL HIGHLIGHTS

AGGRESSIVE GROWTH ALLOCATION FUND


The financial highlights table is intended to help you understand the Fund's financial performance since the inception date of the Fund for both A Class Shares and C Class Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                        2006          2005          2004        2003(4)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $   16.17     $   14.92     $   13.07     $   11.66

   Net investment income (loss)(1)                      0.03          0.01          0.03          0.02
   Net realized and unrealized gain (loss)
     on investments(1)                                  2.49          1.25          1.83          1.40
                                                   ---------------------------------------------------------------------
Total from investment operations                        2.52          1.26          1.86          1.42

   Distributions from net investment income            (0.03)        (0.01)        (0.01)        (0.01)
   Distributions from capital gains                        -             -             -             -
   Distributions in excess of capital gains                -             -             -             -
                                                   ---------------------------------------------------------------------
Total distributions                                    (0.03)        (0.01)        (0.01)        (0.01)
                                                   ---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $   18.66     $   16.17     $   14.92     $   13.07
========================================================================================================================
TOTAL RETURN(2,5)                                      15.56%         8.46%        14.23%        12.17%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   9,032     $   5,589     $   2,375     $     191
   Ratio of gross expenses to average net assets        0.61%         0.59%         0.65%         1.06%*
   Ratio of net expenses to average net assets          0.55%         0.55%         0.55%         0.45%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                     0.12%         0.03%         0.13%         0.71%*
   Ratio of net investment income to average
     net assets                                         0.18%         0.06%         0.23%         1.32%*
Portfolio turnover rate                                10.73%         2.01%         3.61%         7.27%
========================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                       2006          2005           2004          2003           2002(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $   15.89     $   14.74     $   13.00     $   10.04       $   10.01

   Net investment income (loss)(1)                     (0.08)        (0.09)        (0.07)        (0.04)              -
   Net realized and unrealized gain (loss)
     on investments(1)                                  2.43          1.24          1.81          3.00            0.03
                                                   ---------------------------------------------------------------------
Total from investment operations                        2.35          1.15          1.74          2.96            0.03

   Distributions from net investment income                -             -             -             -               -
   Distributions from capital gains                        -             -             -             -               -
   Distributions in excess of capital gains                -             -             -             -               -
                                                   ---------------------------------------------------------------------
Total distributions                                        -             -             -             -               -
                                                   ---------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $   18.24     $   15.89     $   14.74     $   13.00       $   10.04
========================================================================================================================
TOTAL RETURN(2)                                        14.79%         7.80%        13.38%        29.48%           0.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   7,966     $   5,399     $   3,474     $     483       $       1
   Ratio of gross expenses to average net assets        1.25%         1.24%         1.30%         1.26%           0.00%*
   Ratio of net expenses to average net assets          1.20%         1.20%         1.20%         1.10%           0.00%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                    (0.55)%       (0.64)%       (0.61)%       (0.52)%          0.00%*
   Ratio of net investment income (loss) to
     average net assets                                (0.50)%       (0.61)%       (0.50)%       (0.37)%          0.00%*
Portfolio turnover rate                                10.73%         2.01%         3.61%         7.27%           8.11%


--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on December 30, 2002.
(4)   Class commenced operations on September 29, 2003.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   Less than ($0.005) per share
*     Annualized



================================================================================
                                  accessor 85

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POORS 500 INDEX*|
 --------------------------|

The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 438 NYSE, 60 NASDAQ and 2 AMEX traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "baseweighted aggregative" expressed in relatives with the average value for the base period (19411943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (19411943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

Starting in September 2005, Standard & Poors uses a float adjusted market capitalization to weight the stocks in the S&P 500 Index. This approach endeavors to exclude strategic shareholders that are closely held by other publicly traded companies, control groups, or government agencies. The resulting stock weightings are believed to reflect the value available in the public markets.


--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAWHILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

--------------------------------------------------------------------------------
S&P 500/CITIGROUP GROWTH INDEX / S&P 500/CITIGROUP VALUE INDEX|
--------------------------------------------------------------|

Standard and Poor's, has renamed its style indices, the S&P 500/BARRA Growth Index to the S&P 500/Citigroup Growth Index (the "Growth Index") and S&P
500/BARRA Value Index to the S&P 500/Citigroup Value Index (the "Value Index") as of December 16, 2005 and changed the calculation methodology used to separate the S&P 500 into two comparably sized style indices.

The Growth and Value Indices are constructed in a four-step process.

1. Every S&P 500 Index stock is scored on seven risk factors three measuring growth and four measuring value.

2. After standardizing the factor scores, each company is assigned a growth score and a value score by averaging its individual growth and value scores, respectively.

3. All 500 companies are then ranked twice, once by growth and once by value.

4. The ratio of a company's growth rank divided by its value rank determines its style index membership. Stocks in the top 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Growth Index. Stocks in the bottom 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Value Index. Stocks in the middle 34% of this list have their market cap distributed between the growth and value style indices according to their similarity to the average stock in each of the "pure" style groups.

This methodology results in some stocks being members of both Growth and Value Indices. Because the market cap of these stocks is split between the two indices, however, the summed total capitalization of the Growth and Value Indices equals the total capitalization of the parent index, the S&P 500 Index.



As of December 31, 2006, there were 310 companies in the Growth Index and 349 companies in the Value Index.








                                   accessor 78

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX*|
-----------------------------------------|

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began co-branding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

--------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|

The MSCI EAFE + EM Index is a market capitalization-weighted index composed of companies representative of the market structure of 47 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

The MSCI EAFE Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.
================================================================================




================================================================================
                                  accessor 79

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------


As of December 31, 2006, the MSCI + EM Index consisted of 1,959 companies traded on stock markets in 47 countries. The weighting of the MSCI EAFE + EM Index by country was as follows:

Developed Markets: Australia 4.70%, Austria 0.52%, Belgium 1.05%, Denmark 0.69%, Finland 1.21%, France 8.50%, Germany 6.27%, Greece 0.54%, Hong Kong 1.50%, Ireland 0.74%, Italy 3.27%, Japan 19.01%, Netherlands 2.85%, New Zealand 0.13%, Norway 0.78%, Portugal 0.29%, Singapore 0.80%, Spain 3.42%, Sweden 2.19%, Switzerland 5.80%, United Kingdom 19.97%.

Emerging Markets: Argentina 0.13%, Brazil 1.66%, Chile 0.24%, China 1.86%, Colombia 0.05%, Czech Republic 0.12%, Egypt 0.13%, Hungary 0.17%, India 1.02%, Indonesia 0.26%, Israel 0.36%, Jordan 0.02%, Korea 2.44%, Malaysia 0.41%, Mexico 0.97%, Morocco 0.04%, Pakistan 0.03%, Peru 0.07%, Philippines 0.08%, Poland 0.27%, Russia 1.67%, South Africa 1.31%, Taiwan 1.98%, Thailand 0.23%, Turkey 0.23%.


Unlike other broadbased indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2006, the value of the MSCI EAFE + EM Index was 331.04.


--------------------------------------------------------------------------------
LEHMAN BROTHERS*                        |
GOVERNMENT/CREDIT  INDEX                |
GOVERNMENT/CREDIT 1-5 YEAR INDEX        |
MORTGAGE-BACKED   SECURITIES  INDEX     |
--------------------------------------- |


The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasifederal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 15 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.



================================================================================
                                  accessor 80

================================================================================
                                   APPENDIX A


The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).


--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, THE HIGH YIELD BOND FUND AND THE MORTGAGE SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.
--------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX* |
----------------------------------------------|



The US High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. "Yankee" bonds (debt of foreign issuers issued in the US domestic market) are included in the Index provided the issuer is domiciled in a country having an investment grade foreign currency long-term debt rating (based on a composite of Moody's and S&P). 144a issues are not included in the Index until they are exchanged for registered securities. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody's and S&P. The index is rebalanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end balancing at which point they are dropped from the index. Additional sub-indices are available that segment the Index between cash pay and deferred interest bonds, as well as by rating and sector. The inception date of the index is August 31, 1986.


--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
*THE HIGH YIELD BOND FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MERRILL LYNCH
--------------------------------------------------------------------------------












================================================================================

                                   accessor 89

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that significantly affected their performance over the recent period


o    Fund performance data and financial statements

o    Fund holdings.

PORTFOLIO HOLDINGS. The Funds will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com




SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549-0102
Public Reference Section (202) 551-8090 (for inquiries regarding hours of operation only)
email:  publicinfo@sec.gov
web site:  www.sec.gov




You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.


Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.


                                   accessor 90

                              ADVISOR CLASS SHARES


ACCESSOR FUNDS, INC. PROSPECTUS                         April 30, 2007


                                 U.S. GOVERNMENT
                                   MONEY FUND


                                [LOGO] ACCESSOR



           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.






        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE

THIS PAGE INTENTIONALLY LEFT BLANK.

                               TABLE OF CONTENTS


THE FUND


   Fund Details................................................................1
   Performance.................................................................2
   Expenses....................................................................3
   Securities and Risks........................................................4
   Other Investment Strategies, Security Types and Risks.......................4
   Management, Organization and Capital Structure..............................4


SHAREHOLDER INFORMATION
   Purchasing Fund Shares......................................................6
   Exchanging Fund Shares..................................................... 8
   Redeeming Fund Shares...................................................... 9
   Dividends and Distributions................................................10
   Valuation of Securities....................................................11
   Taxation...................................................................11
   Service & Distribution Arrangements........................................11
   Privacy Policy.............................................................12
   Financial Highlights.......................................................12

--------------------------------------------------------------------------------
               [GRAPHIC] U.S. GOVERNMENT MONEY FUND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.



PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities") or in repurchase agreements secured by such instruments. This non-fundamental investment policy may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund may be 100% invested in securities of the U.S. Government, its agencies or instrumentalities, it's return may be less than a Fund which can invest without limitation in all types of securities.


Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 42.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Repurchase Agreements. Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells the Fund a security at one price and agrees to repurchase that security at a higher price. If the seller becomes subject to a bankruptcy or other insolvency proceeding or fails to repurchase the security from the Fund, the Fund may incur losses including as a result of a possible decline in the value of the underlying security and lack of access to the income on the underlying security during the period while the Fund seeks to enforce its rights thereto.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                      YEAR-TO-DATE
                                                                1.18%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/07
                                                             -------------
5.07 5.00 4.72 5.99 3.81 1.45 0.72 0.93 2.75   4.49           BEST QUARTER
--------------------------------------------------              1.53%
97   98   99   00   01   02   03   04   05     06             4TH QTR 2000
                                                             --------------
                                                             WORST QUARTER
                                                                0.15%
                                                             3RD QTR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               4.49%           2.06%           3.48%
Citigroup U.S. Domestic 3-Month T-Bill Index /1                         4.76%           2.35%           3.67%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



The Fund's 7-day effective yield on 3/31/07 was 4.81%.




--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH TBILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
--------------------------------------------------------------------------------

FOR  THE  FUND'S  CURRENT  YIELD,   CALL  TOLL  FREE  (800)  759-3504  OR  VISIT
WWW.ACCESSOR.COM
================================================================================

                                   ACCESSOR 1

                                    EXPENSES


The following tables describe the fees and expenses that you may pay if you invest in the Fund. The information in this section is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The table reflects estimated "Other" fees and expenses of the Fund as a result of changes in contractual obligations during 2007. Historical fees and expenses of the Fund are reflected in the expense ratios set out in the Financial Highlights at the end of this prospectus.



                                                                         U.S. GOVERNMENT
                                                                           MONEY FUND

   SHAREHOLDER FEES(1,2)
   (fees paid directly from your investment)
   MAXIMUM SALES CHARGE IMPOSED ON PURCHASES                                 NONE
   (AS A PERCENT OF OFFERING PRICE)
   MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS                      NONE
   MAXIMUM DEFERRED SALES CHARGE                                             NONE
   REDEMPTION FEE(3)                                                         NONE




   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                           0.08%
   DISTRIBUTION AND SERVICE (12b-1) FEE                                      NONE
   OTHER EXPENSES(4)                                                         0.40%

   TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.48%
                                                                         ============

--------------------------------------------------------------------------------
(1) SHARES OF THE FUND ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(4) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.


EXPENSE EXAMPLE

     The Example shows what an investor in the Advisor Class Shares of the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Advisor Class Shares of the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




   FUND                                        ONE YEAR      THREE YEARS    FIVE YEARS   TEN YEARS


   U.S. GOVERNMENT MONEY                        49.35          154.82         270.01      606.61
==================================================================================================



                                   ACCESSOR 2

                              SECURITIES AND RISKS

This section describes some of the security types for and the risks of investing in the Fund. Many factors affect the Fund's performance. The Fund's yield changes daily based on changes in financial markets, interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the financial condition and economic sector of an issuer, and the Fund's level of investment in the securities of that issuer.


CHANGES IN OBJECTIVES AND POLICIES. The Fund's investment objective stated in the Fund Details section is fundamental and may not be changed without shareholder approval. For the purpose of the Fund's policy of investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises or in repurchase agreements secured by such instruments, "assets" means net assets plus any borrowings made for investment purposes. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed changes.


DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund's specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information which is available upon request by calling: 1800759-3504 or on the Fund's website by visiting www.accessor.com.

PRINCIPAL SECURITY TYPES

* MONEY MARKET SECURITIES are highquality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

*GOVERNMENT SPONSORED ENTERPRISES, known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.


* REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities.

* U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency, instrumentality issuing or guaranteeing the security.



--------------------------------------------------------------------------------
PRINCIPAL RISKS
----------------

     * GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing by the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government. Therefore GSE's are subject to credit risk.

     * INFLATION RISK. The real value of the Fund's yield may be eroded by inflation over time. The Fund may underperform the bond and equity markets over time.

     * STABLE NET ASSET VALUE. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.


                                   ACCESSOR 4

================================================================================

                          OTHER RISKS


     * BOND MARKET VOLATILITY. Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the Fund will generally fall as well but, unlike other Fixed-Income securities, in the Fund there will be no corresponding increase in price. When rates go up, if the movement is very sharp, the principal value of the share may fall below $1.00.


     * CREDIT RISK. Credit risk in the possibility that the issuer will fail to make timely payments of interest or principal. The U.S. Government Money Fund invests in U.S. Government and agency securities and repurchase agreements collateralized by such securities. The risk of a credit rating downgrade or default of U.S. Government securities is considered remote. Agencies are not backed by the full faith and credit of the U.S. Government but are considered just below U.S. Government securities in credit worthiness. Repurchase agreements are corporate debt, but are generally 102% collateralized by U.S. Government and/or agency paper.

     * INCOME RISK. Falling interest rates will cause the Fund's income to decline. Income risk is generally high for money marked funds, so investors should expect the Fund's monthly income to fluctuate.

     * REPURCHASE AGREEMENTS Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. Each repurchase agreement entered into by the Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. There may be both delays in liquidating the underlying security and risks of loss if the seller is unable to meet its obligation to repurchase including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

================================================================================

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE



     A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Fund's investment advisory contract is contained in the Statement of Additional Information. This information is available in the Accessor Fund's annual report to shareholders dated December 21, 2006.




     MANAGER                  Accessor Capital Management LP,
                              1420 Fifth Avenue, Suite 3600, Seattle, WA 98101



     Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2.9 billion of assets under management as of December 31, 2006.



The Fund is one of 16 portfolios of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. An investment committee consisting of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Investment Officer, and Justin H. Roberge, Investment Analyst are primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager.



Mr. Whatley has been with Accessor Capital as the Executive Director since 1991 and is responsible for the overall management and monitoring of the sub-advisers. Mr. Yeung has been with Accessor Capital as the Senior Investment Officer since December 2006. He is responsible for overall management of the investment department, performing portfolio management, making asset-allocation decisions and conducting investment research and analysis. Prior to Accessor Capital, Mr. Yeung was an investment consultant at Morningstar Associates LLC from December 2002 to December 2006, conducting money-manager due diligence and providing asset-allocation services to major institutions, including insurance companies, large defined-contribution plans, banks and trust companies. Mr. Yeung was a research analyst at Morningstar, Inc. from June 1997 through December 2002 and has been a CFA Charterholder since 2000. Mr. Rowader has been with Accessor Capital since February 2007 as Investment Officer. He is responsible for assisting in the due diligence process for reviewing money managers for the Underlying Funds and contributing to the asset allocation decision making process of the Allocation Funds under the direction of Mr. Yeung. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenhimerFunds from 2005 to February 2007 and a Fund Analyst at OppenhimerFunds from 2004 to 2005. Prior to the OppenhimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He is primarily responsible for the day-to-day operations and portfolio management of the U.S. Government Money Fund and the Allocation Funds, for performing portfolio management, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.


Accessor Capital directly invests the assets of the U.S. Government Money Fund and receives no additional fee beyond its management fee for this service. The Fund pays Accessor Capital an annual management fee of 0.08% as a percentage


                                   ACCESSOR 5
of the Fund's average daily net assets for providing management and administration services. In addition Accessor Capital provides transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.05% of the average daily net assets of the Fund and (ii) a transaction fee of $0.50 per transaction. The Fund paid 0.08% of the average net assets of the Fund to Accessor Capital for management fees in fiscal year 2005.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of securities in the Fund.




DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456






================================================================================

                             PURCHASING FUND SHARES

WHERE TO PURCHASE

     * DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.

     * FINANCIAL INTERMEDIARIES. Advisor Class shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund. These financial intermediaries may charge transaction, administrative or other fees to shareholders and may impose other limitations on buying, selling or transferring shares that are not described in this Prospectus. Some features of the Advisor Class shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

     * "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.


================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
HOW TO PURCHASE



The  Fund  may not be  offered  in your  state of   | Advisor  Class  Shares  of
residence. Contact your financial intermediary or | the Fund may not be the Transfer Agent to ensure that the Fund is | purchased on days when the
offered in your state of residence.                 | NYSE   is    closed    for
                                                    | trading:  New Year's  Day,
Purchase orders are accepted on each business day | Martin Luther King, Jr. that the New York Stock Exchange is open and must | Day, Presidents Day, Good be received in good order prior to 5:00 p.m. | Friday, Memorial Day, Eastern time. If the Transfer Agent receives a | Independence Day, Labor purchase order on any business day marked "Same | Day, Thanksgiving Day and
Day  Settlement",  and the  invested  monies  are   | Christmas Day
received  via  fedfunds  wire  before  5:00 p.m.
Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the Fund most effectively, investors are encouraged to execute trades before 3:00 p.m. Eastern time. For all purchase orders not marked "Same Day Settlement", the Transfer Agent must receive payment for shares by 12:00 noon Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. If you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. Purchases may be made any of the following ways:




     * BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                                   ACCESSOR 6

================================================================================
                             PURCHASING FUND SHARES


                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. The Fund and its agents has the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

     * BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

     * BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in the Fund are made automatically on a regular basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of the Fund based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (2062244274) the completed form to Accessor Funds 15 days prior to the initial purchase.

     * BY PURCHASES IN KIND. Under some circumstances, the Fund may accept securities as payment for Fund Shares. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.


IRA/SIMPLE/ROTH IRA/EDUCATIONAL IRAs

     Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or
     Educational IRA account with an aggregate balance of less than $10,000 across all Accessor Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


                                           INVESTMENT MINIMUMS

                     REGULAR ACCOUNTS                                      RETIREMENT ACCOUNTS

   INITIAL INVESTMENT                                        INITIAL INVESTMENT
    One Fund only:              $5,000                        Traditional IRA/Roth IRA/      $2,000 aggregated
    Multiple Funds:             $10,000 aggregated            SIMPLE/Coverdell:              among the Funds
                                among the Funds
    Automatic Investment Plan:  $100 Per Fund                 Automatic Investment Plan:     $100 aggregated
                                                                                             among the Funds

    ADDITIONAL INVESTMENT(S)                                  ADDITIONAL INVESTMENT(S)
    One Fund only:              $1,000                        Traditional IRA/ Roth IRA/     $2,000 aggregated
    Multiple Funds:             $2,000 aggregated             SIMPLE/Coverdell:              among the Funds
                                among the Funds

    ADDITIONAL INVESTMENT(S)  All Accounts:     $100 Per Fund
    Automatic Investment Plan:                  $100 Per Transaction



The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.


SHARE PRICING

     Investors purchase Advisor Class Shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Fund generally calculates its NAV at 5:00 p.m. Eastern time

                                   ACCESSOR 7

================================================================================
                             PURCHASING FUND SHARES

     each day that the NYSE is open. If the markets close early, the Fund may close early and may value its shares at earlier times under these circumstances. Shares are purchased at the next NAV calculated after purchase requests are received by the Fund in good order. For related information, see "Valuation of Securities" on page 11.



ACCESSOR FUNDS INTERNET WEBSITE

     You can obtain information about the Fund on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Fund shares are held through a thirdparty fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.


FOR MORE INFORMATION

     For additional information about purchasing shares of the Fund, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES




As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, so long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. For exchanges into the C Class Shares from different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the A Class and C Class Prospectus carefully for a description of the sales loads and CDSC. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares of the Fund for shares of another fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.




EXCHANGES THROUGH ACCESSOR FUNDS

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     * BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 2244274.

                                  ACCESSOR 8

================================================================================
                             EXCHANGING FUND SHARES

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                             REDEEMING FUND SHARES


Investors may request to redeem Advisor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Requests
received   "in  good   order"  must
include:   account  name,   account          |  Redemption requests for shares
number,  dollar or share  amount of          |  that were purchased by check
transaction, Fund(s) and allocation          |  will be honored at the next
of  investment,  and  signature  of          |  NAV calculated after receipt
authorized signer.  Shareholders of          |  of the redemption request.
the U.S.  Government Money Fund who          |  However, redemption proceeds
elect this  option  should be aware          |  will not be transmitted until
that  their  account  will  not  be          |  the check used for the
credited with the daily dividend on          |  investment has cleared (up to
that day.  Shares  will be redeemed          |  15 days after deposit)  The
at the  next NAV  calculated  after          |  Transfer Agent may charge a
the  Transfer  Agent  receives  the          |  $10 processing fee for each
redemption  request in good  order.          |  redemption check.

Payment  will   ordinarily   be  made  within  seven  days  of  the  request  by
wiretransfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

     * BY MAIL. Redemption requests may be mailed to:

                Accessor Funds, Inc.
                Attn: Shareholder Services
                P. O. Box 1748
                Seattle, WA 98111-1748

     * BY FAX. Redemption requests may be faxed to Accessor Funds at (206) 2244274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

     *  REDEMPTION  PROCEEDS.  Upon  receipt in  writing  and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record, and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

     Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right the pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

                                   ACCESSOR 9

================================================================================
                              REDEEMING FUND SHARES


     In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

     * LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds, if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.


-------------------------------------------------------------------------------
SIGNATURE GUARANTEES
--------------------

     A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fedwire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

================================================================================
                           DIVIDENDS AND DISTRIBUTIONS

     * DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The U.S. Government Money Fund normally declares dividends daily and pays dividend distribution monthly.

     * OTHER DISTRIBUTIONS. The Fund intends to distribute substantially all of its net realized longand short-term capital gains to shareholders as capital gain distributions. The Fund normally pays capital gain distributions annually in December, although the Fund may occasionally be required to make supplemental distributions during the year.

     * AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of the Fund will be automatically reinvested in additional Advisor Class Shares of the Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholder may alternatively choose to invest dividends or other distributions in Advisor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.


                                  ACCESSOR 10

================================================================================
                             VALUATION OF SECURITIES

The Fund generally values its securities using amortized cost, and securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================
                                    TAXATION


The Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2008, certain distributions of ordinary dividends to a noncorporate shareholder of the Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax. The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that the Fund designates as (a) interestrelated dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain." "Qualified net interest income" is the Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. The Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUND. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISER FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND.

================================================================================
                       SERVICE & DISTRIBUTION ARRANGEMENTS


     * DEFENSIVE DISTRIBUTION PLAN. Accessor Funds has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Fund.

     * OTHER COMPENSATION TO DEALERS. The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's in providing marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

     Accessor Capital or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.


     * ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an administrative plan (the "ACM Administrative Plan") with respect to shares of the Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% on the average daily net assets of the shares of the Fund.


                                  ACCESSOR 11

================================================================================
                                 PRIVACY POLICY


Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and Semi-Annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.


================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND
---------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                 FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                   2006            2005            2004          2003           2002
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
Net investment income/1                   0.04           0.03           0.01           0.01           0.01
Distributions from net investment income (0.04)         (0.03)         (0.01)         (0.01)         (0.01)
NET ASSET VALUE, END OF PERIOD          $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
TOTAL RETURN/2                            4.49%          2.75%          0.93%          0.72%          1.45%
NET ASSETS, END OF PERIOD
(IN THOUSANDS)                          $1,433,080      $1,266,322    $1,260,063     $1,175,275      $1,249,928
Ratio of gross expenses to
average net assets/3                      0.47%          0.45%          0.46%          0.46%           0.46%
Ratio of net expenses to average
net assets/3                              0.47%          0.45%          0.46%          0.46%           0.46%
Ratio of net investment income to
average net assets                        4.37%          2.68%          0.94%          0.72%           1.43%


--------------------------------------------------------------------------------
1/ Per share amounts are based upon average shares outstanding.

2/ Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/ The effect of any custody credits on this ratio is less than 0.01%.
--------------------------------------------------------------------------------

                                  ACCESSOR 12

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

     *    Management's  discussion  about  recent  market  conditions,  economic
          trends  and  Fund   strategies  that   significantly   affected  their
          performance over the recent period


     *    Fund performance data and financial statements

     *    Fund holdings.


     PORTFOLIO HOLDINGS. The Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).


     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP
     1420 Fifth Avenue, Suite 3600
     Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com



     SECURITIES AND EXCHANGE COMMISSION
     Washington, DC  20549-0102
     Public Reference Section (202) 551-8090
        (for inquiries regarding hours of operation only)
     email:  publicinfo@sec.gov
     web site:  www.sec.gov



     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.

                              ADVISOR CLASS SHARES


ACCESSOR FUNDS, INC. PROSPECTUS                         April 30, 2007


                                 U.S. GOVERNMENT
                                   MONEY FUND


                                [LOGO] ACCESSOR



           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.






        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE





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                                   accessor 1

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                                   accessor 2

                               TABLE OF CONTENTS


THE FUND



   Fund Details................................................................4
   Performance.................................................................5
   Expenses....................................................................6
   Securities and Risks........................................................7
   Other Risks.................................................................8
   Management, Organization and Capital Structure..............................8


SHAREHOLDER INFORMATION
   Purchasing Fund Shares......................................................9
   Exchanging Fund Shares.....................................................12
   Redeeming Fund Shares......................................................13
   Dividends and Distributions................................................15
   Valuation of Securities....................................................15
   Taxation...................................................................16
   Service & Distribution Arrangements........................................16
   Privacy Policy.............................................................17
   Financial Highlights.......................................................18






--------------------------------------------------------------------------------
                                   accessor 3

--------------------------------------------------------------------------------
               [GRAPHIC] U.S. GOVERNMENT MONEY FUND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.



PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities") or in repurchase agreements secured by such instruments. This non-fundamental investment policy may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund may be 100% invested in securities of the U.S. Government, its agencies or instrumentalities, it's return may be less than a Fund which can invest without limitation in all types of securities.


Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Repurchase Agreements. Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells the Fund a security at one price and agrees to repurchase that security at a higher price. If the seller becomes subject to a bankruptcy or other insolvency proceeding or fails to repurchase the security from the Fund, the Fund may incur losses including as a result of a possible decline in the value of the underlying security and lack of access to the income on the underlying security during the period while the Fund seeks to enforce its rights thereto.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   accessor 4

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.
--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------

[GRAPH]                                                      YEAR-TO-DATE
                                                                1.18%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/07
                                                             -------------
5.07 5.00 4.72 5.99 3.81 1.45 0.72 0.93 2.75   4.49           BEST QUARTER
--------------------------------------------------              1.53%
97   98   99   00   01   02   03   04   05     06             4TH QTR 2000
                                                             --------------
                                                             WORST QUARTER
                                                                0.15%
                                                             3RD QTR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               4.49%           2.06%           3.48%
Citigroup U.S. Domestic 3-Month T-Bill Index /1                         4.76%           2.35%           3.67%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
The Fund's 7-day current yield on 3/31/07 was 4.81%.




--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH TBILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
--------------------------------------------------------------------------------

FOR  THE  FUND'S  CURRENT  YIELD,   CALL  TOLL  FREE  (800)  759-3504  OR  VISIT
WWW.ACCESSOR.COM
================================================================================

                                   ACCESSOR 5

                                    EXPENSES


The following tables describe the fees and expenses that you may pay if you invest in the Fund. The information in this section is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The table reflects estimated "Other" fees and expenses of the Fund as a result of changes in contractual obligations during 2007. Historical fees and expenses of the Fund are reflected in the expense ratios set out in the Financial Highlights at the end of this prospectus.



                                                                         U.S. GOVERNMENT
                                                                           MONEY FUND

   SHAREHOLDER FEES(1,2)
   (fees paid directly from your investment)
   MAXIMUM SALES CHARGE IMPOSED ON PURCHASES                                 NONE
   (AS A PERCENT OF OFFERING PRICE)
   MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS                      NONE
   MAXIMUM DEFERRED SALES CHARGE                                             NONE
   REDEMPTION FEE(3)                                                         NONE




   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                           0.08%
   DISTRIBUTION AND SERVICE (12b-1) FEE                                      NONE
   OTHER EXPENSES(4)                                                         0.40%
                                                                          ----------

   TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.48%
                                                                         ============

--------------------------------------------------------------------------------
(1) SHARES OF THE FUND ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(4) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE
---------------

     The Example shows what an investor in the Advisor Class Shares of the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Advisor Class Shares of the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   FUND                                        ONE YEAR      THREE YEARS    FIVE YEARS   TEN YEARS


   U.S. GOVERNMENT MONEY                        49.35          154.82         270.01      606.61
==================================================================================================


--------------------------------------------------------------------------------
                                   ACCESSOR 6

                              SECURITIES AND RISKS

This section describes some of the security types for and the risks of investing in the Fund. Many factors affect the Fund's performance. The Fund's yield changes daily based on changes in financial markets, interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the financial condition and economic sector of an issuer, and the Fund's level of investment in the securities of that issuer.


CHANGES IN OBJECTIVES AND POLICIES. The Fund's investment objective stated in the Fund Details section is fundamental and may not be changed without shareholder approval. For the purpose of the Fund's policy of investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises or in repurchase agreements secured by such instruments, "assets" means net assets plus any borrowings made for investment purposes. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed changes.


DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund's specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information which is available upon request by calling: 1-800-759-3504 or on the Fund's website by visiting www.accessor.com.

--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES
------------------------

* MONEY MARKET SECURITIES are highquality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

*GOVERNMENT SPONSORED ENTERPRISES, known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

* REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities.

* U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency, instrumentality issuing or guaranteeing the security.
--------------------------------------------------------------------------------
PRINCIPAL RISKS
----------------

* GOVERNMENT  SPONSORED  ENTERPRISES ("GSE") RISK. Certain GSEs (such as Freddie
Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing by the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government. Therefore GSE's are subject to credit risk.

* INFLATION RISK. The real value of the Fund's yield may be eroded by inflation over time. The Fund may underperform the bond and equity markets over time.

* STABLE NET ASSET VALUE. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

--------------------------------------------------------------------------------
                                   ACCESSOR 7

================================================================================

                          OTHER RISKS


* BOND MARKET VOLATILITY. Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the Fund will generally fall as well but, unlike other Fixed-Income securities, in the Fund there will be no corresponding increase in price. When rates go up, if the movement is very sharp, the principal value of the share may fall below $1.00.

* CREDIT RISK. Credit risk in the possibility that the issuer will fail to make timely payments of interest or principal. The U.S. Government Money Fund invests in U.S. Government and agency securities and repurchase agreements collateralized by such securities. The risk of a credit rating downgrade or default of U.S. Government securities is considered remote. Agencies are not backed by the full faith and credit of the U.S. Government but are considered just below U.S. Government securities in credit worthiness. Repurchase agreements are corporate debt, but are generally 102% collateralized by U.S. Government and/or agency paper.

* INCOME RISK. Falling interest rates will cause the Fund's income to decline. Income risk is generally high for money marked funds, so investors should expect the Fund's monthly income to fluctuate.

* REPURCHASE AGREEMENTS Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. Each repurchase agreement entered into by the Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. There may be both delays in liquidating the underlying security and risks of loss if the seller is unable to meet its obligation to repurchase including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Fund's investment advisory contract is contained in the Statement of Additional Information. This information is available in the Accessor Fund's annual report to shareholders.


MANAGER                       Accessor Capital Management LP,
                              1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2.9 billion of assets under management as of December 31, 2006.



The Fund is one of 16 portfolios of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. An investment committee consisting of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Investment Officer, and Justin H. Roberge, Investment Analyst are primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager.



Mr. Whatley has been with Accessor Capital as the Executive Director since 1991 and is responsible for the overall management and monitoring of the sub-advisers. Mr. Yeung has been with Accessor Capital as the Senior
--------------------------------------------------------------------------------
                                   accessor 8

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
Investment Officer since December 2006. He is responsible for overall management of the investment department, performing portfolio management, making asset-allocation decisions and conducting investment research and analysis. Prior to Accessor Capital, Mr. Yeung was an investment consultant at Morningstar Associates LLC from December 2002 to December 2006, conducting money-manager due diligence and providing asset-allocation services to major institutions, including insurance companies, large defined-contribution plans, banks and trust companies. Mr. Yeung was a research analyst at Morningstar, Inc. from June 1997 through December 2002 and has been a CFA Charterholder since 2000. Mr. Rowader has been with Accessor Capital since February 2007 as Investment Officer. He is responsible for assisting in the due diligence process for reviewing money managers for the Underlying Funds and contributing to the asset allocation decision making process of the Allocation Funds under the direction of Mr. Yeung. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenhimerFunds from 2005 to February 2007 and a Fund Analyst at OppenhimerFunds from 2004 to 2005. Prior to the OppenhimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He is primarily responsible for the day-to-day operations and portfolio management of the U.S. Government Money Fund and the Allocation Funds, for performing portfolio management, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.


Accessor Capital directly invests the assets of the U.S. Government Money Fund and receives no additional fee beyond its management fee for this service. The Fund pays Accessor Capital an annual management fee of 0.08% as a percentage of the Fund's average daily net assets for providing management and administration services. In addition Accessor Capital provides transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.05% of the average daily net assets of the Fund and (ii) a transaction fee of $0.50 per transaction. The Fund paid 0.08% of the average net assets of the Fund to Accessor Capital for management fees in fiscal year 2005.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of securities in the Fund.

DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456
================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE
------------------

* DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.

* FINANCIAL INTERMEDIARIES. Advisor Class shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund. These financial intermediaries may charge transaction, administrative or other fees to shareholders and may impose other limitations on buying, selling or transferring shares that are not described in this Prospectus. Some features of the Advisor Class shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.


--------------------------------------------------------------------------------
                                   ACCESSOR 9

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
* "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.
--------------------------------------------------------------------------------
HOW TO PURCHASE
----------------


                                                    ----------------------------
The  Fund  may not be  offered  in your  state of   | Advisor  Class  Shares  of
residence. Contact your financial intermediary or | the Fund may not be the Transfer Agent to ensure that the Fund is | purchased on days when the
offered in your state of residence.                 | NYSE   is    closed    for
                                                    | trading:  New Year's  Day,
Purchase orders are accepted on each business day | Martin Luther King, Jr. that the New York Stock Exchange is open and must | Day, Presidents Day, Good be received in good order prior to 5:00 p.m. | Friday, Memorial Day, Eastern time. If the Transfer Agent receives a | Independence Day, Labor purchase order on any business day marked "Same | Day, Thanksgiving Day and
Day  Settlement",  and the  invested  monies  are   | Christmas Day
received  via  fedfunds  wire  before  5:00 p.m.
Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the Fund most effectively, investors are encouraged to execute trades before 3:00 p.m. Eastern time. For all purchase orders not marked "Same Day Settlement", the Transfer Agent must receive payment for shares by 12:00 noon Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. If you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. Purchases may be made any of the following ways:


* BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. The Fund and its agents has the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

--------------------------------------------------------------------------------
                                   ACCESSOR 10

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

* BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

* BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

* BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in the Fund are made automatically on a regular basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of the Fund based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (2062244274) the completed form to Accessor Funds 15 days prior to the initial purchase.

* BY PURCHASES IN KIND. Under some circumstances, the Fund may accept securities as payment for Fund Shares. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

--------------------------------------------------------------------------------
IRA/SIMPLE/ROTH IRA/EDUCATIONAL IRAs
-------------------------------------
Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Accessor Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.

-----------------------------------------------------------------------------------------------------------------
                                           INVESTMENT MINIMUMS

                     REGULAR ACCOUNTS                                      RETIREMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------
   INITIAL INVESTMENT                                        INITIAL INVESTMENT
    One Fund only:              $5,000                        Traditional IRA/Roth IRA/      $2,000 aggregated
    Multiple Funds:             $10,000 aggregated            SIMPLE/Coverdell:              among the Funds
                                among the Funds
    Automatic Investment Plan:  $100 Per Fund                 Automatic Investment Plan:     $100 aggregated
                                                                                             among the Funds
------------------------------------------------------------------------------------------------------------------
    ADDITIONAL INVESTMENT(S)                                  ADDITIONAL INVESTMENT(S)
    One Fund only:              $1,000                        Traditional IRA/ Roth IRA/     $2,000 aggregated
    Multiple Funds:             $2,000 aggregated             SIMPLE/Coverdell:              among the Funds
                                among the Funds
-------------------------------------------------------------------------------------------------------------------
    ADDITIONAL INVESTMENT(S)  All Accounts:     $100 Per Fund
    Automatic Investment Plan:                  $100 Per Transaction
-------------------------------------------------------------------------------------------------------------------


The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
                                   ACCESSOR 11

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
SHARE PRICING
---------------

Investors purchase Advisor Class Shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Fund generally calculates its NAV at 5:00 p.m. Eastern time each day that the NYSE is open. If the markets close early, the Fund may close early and may value its shares at earlier times under these circumstances. Shares are purchased at the next NAV calculated after purchase requests are received by the Fund in good order. For related information, see "Valuation of Securities" on page 11.

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE
--------------------------------

You can obtain information about the Fund on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Fund shares are held through a thirdparty fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------

For additional information about purchasing shares of the Fund, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, so long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. For exchanges into the C Class Shares from different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the A Class and C Class Prospectus carefully for a description of the sales loads and CDSC. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares of the Fund for shares of another fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.



--------------------------------------------------------------------------------
                                  ACCESSOR 12

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS
---------------------------------

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     * BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES
-------------------------------------------

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Investors may request to redeem Advisor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Requests
received   "in  good   order"  must
include:   account  name,   account          |  Redemption requests for shares
number,  dollar or share  amount of          |  that were purchased by check
transaction, Fund(s) and allocation          |  will be honored at the next
of  investment,  and  signature  of          |  NAV calculated after receipt
authorized signer.  Shareholders of          |  of the redemption request.
the U.S.  Government Money Fund who          |  However, redemption proceeds
elect this  option  should be aware          |  will not be transmitted until
that  their  account  will  not  be          |  the check used for the
credited with the daily dividend on          |  investment has cleared (up to
that day.  Shares  will be redeemed          |  15 days after deposit)  The
at the  next NAV  calculated  after          |  Transfer Agent may charge a
the  Transfer  Agent  receives  the          |  $10 processing fee for each
redemption  request in good  order.          |  redemption check.

Payment  will   ordinarily   be  made  within  seven  days  of  the  request  by
wiretransfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

* BY MAIL. Redemption requests may be mailed to:

                Accessor Funds, Inc.
                Attn: Shareholder Services
                P. O. Box 1748
                Seattle, WA 98111-1748

* BY FAX. Redemption requests may be faxed to Accessor Funds at (206) 224-4274.

* BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

--------------------------------------------------------------------------------
                                  ACCESSOR 13

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------

* REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record, and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right the pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.


In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

* SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

* LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds, if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.


-------------------------------------------------------------------------------
SIGNATURE GUARANTEES
--------------------

     A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fedwire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

--------------------------------------------------------------------------------
                                  ACCESSOR 14

================================================================================
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

* DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The U.S. Government Money Fund normally declares dividends daily and pays dividend distribution monthly.

* OTHER DISTRIBUTIONS. The Fund intends to distribute substantially all of its net realized longand short-term capital gains to shareholders as capital gain distributions. The Fund normally pays capital gain distributions annually in December, although the Fund may occasionally be required to make supplemental distributions during the year.

* AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of the Fund will be automatically reinvested in additional Advisor Class Shares of the Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholder may alternatively choose to invest dividends or other distributions in Advisor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                             VALUATION OF SECURITIES
--------------------------------------------------------------------------------
The Fund generally values its securities using amortized cost, and securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

The Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2008, certain distributions of ordinary dividends to a noncorporate shareholder of the Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax. The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

--------------------------------------------------------------------------------
                                  ACCESSOR 15

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that the Fund designates as (a) interestrelated dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain." "Qualified net interest income" is the Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. The Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUND. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISER FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND.

================================================================================
                       SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

* DEFENSIVE DISTRIBUTION PLAN. Accessor Funds has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Fund.

* OTHER COMPENSATION TO DEALERS. The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's in providing marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

Accessor Capital or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
                                  ACCESSOR 16

================================================================================
                       SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

* ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an administrative plan (the "ACM Administrative Plan") with respect to shares of the Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% on the average daily net assets of the shares of the Fund.


================================================================================
                                 PRIVACY POLICY
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and Semi-Annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

--------------------------------------------------------------------------------
                                  ACCESSOR 17

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND
---------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                 FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                   2006            2005            2004          2003           2002
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
Net investment income/1                   0.04           0.03           0.01           0.01           0.01
Distributions from net investment income (0.04)         (0.03)         (0.01)         (0.01)         (0.01)
NET ASSET VALUE, END OF PERIOD          $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
TOTAL RETURN/2                            4.49%          2.75%          0.93%          0.72%          1.45%
NET ASSETS, END OF PERIOD
(IN THOUSANDS)                          $1,433,080      $1,266,322    $1,260,063     $1,175,275      $1,249,928
Ratio of gross expenses to
average net assets/3                      0.47%          0.45%          0.46%          0.46%           0.46%
Ratio of net expenses to average
net assets/3                              0.47%          0.45%          0.46%          0.46%           0.46%
Ratio of net investment income to
average net assets                        4.37%          2.68%          0.94%          0.72%           1.43%


--------------------------------------------------------------------------------
1/ Per share amounts are based upon average shares outstanding.

2/ Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/ The effect of any custody credits on this ratio is less than 0.01%.
--------------------------------------------------------------------------------

                                  ACCESSOR 18

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

     *    Management's  discussion  about  recent  market  conditions,  economic
          trends  and  Fund   strategies  that   significantly   affected  their
          performance over the recent period


     *    Fund performance data and financial statements

     *    Fund holdings.


     PORTFOLIO HOLDINGS. The Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).


     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP
     1420 Fifth Avenue, Suite 3600
     Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com



     SECURITIES AND EXCHANGE COMMISSION
     Washington, DC  20549-0102
     Public Reference Section (202) 551-8090
        (for inquiries regarding hours of operation only)
     email:  publicinfo@sec.gov
     web site:  www.sec.gov



     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.
--------------------------------------------------------------------------------
                                  ACCESSOR 19

                          INSTITUTIONAL CLASS SHARES







ACCESSOR FUNDS, INC. PROSPECTUS                         April 30, 2007








                                 U.S. GOVERNMENT
                                   MONEY FUND


                                [LOGO] ACCESSOR



           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.






        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE


--------------------------------------------------------------------------------
                                   accessor 1

THIS PAGE INTENTIONALLY LEFT BLANK.























--------------------------------------------------------------------------------
                                   accessor 2

                               TABLE OF CONTENTS
 --------------------------------------------------------------

THE FUND



   Fund Details................................................................4
   Performance.................................................................5
   Expenses....................................................................6
   Securities and Risks........................................................7
   Other Risks.................................................................8
   Management, Organization and Capital Structure..............................8

   SHAREHOLDER INFORMATION
   Purchasing Fund Shares......................................................9
   Exchanging Fund Shares.....................................................12
   Redeeming Fund Shares......................................................13
   Dividends and Distributions................................................15
   Valuation of Securities....................................................15
   Taxation...................................................................15
   Service & Distribution Arrangements........................................16
   Privacy Policy.............................................................17
   Financial Highlights.......................................................18










--------------------------------------------------------------------------------
                                   accessor 3

               [GRAPHIC] U.S. GOVERNMENT MONEY FUND FUND DETAILS

- ------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.



PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities") or in repurchase agreements secured by such instruments. This non-fundamental investment policy may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund may be 100% invested in securities of the U.S. Government, its agencies or instrumentalities, it's return may be less than a Fund which can invest without limitation in all types of securities.


Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.


The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 7.


o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Repurchase Agreements. Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells the Fund a security at one price and agrees to repurchase that security at a higher price. If the seller becomes subject to a bankruptcy or other insolvency proceeding or fails to repurchase the security from the Fund, the Fund may incur losses including as a result of a possible decline in the value of the underlying security and lack of access to the income on the underlying security during the period while the Fund seeks to enforce its rights thereto.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.

- ------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
- ------------------------------------------------------------------------------

                                   accessor 4

Institutional Class Shares do not have one year of investment performance. The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. Advisor Class shares are not offered in this prospectus, but would have substantially similar returns because the shares are invested in the same portfolio of securities in which the Institutional Class Shares will invest. However, the performance reflects certain expenses of the Advisor Class Shares that will not be incurred by the Institutional Class Shares. As a result, the Advisor Class Shares performance is lower for periods shown. As of the date of this prospectus, the Institutional Class Shares have not commenced operation. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.




--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------





[GRAPH]                                                      YEAR-TO-DATE
                                                                1.18%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/07
                                                             -------------
5.07 5.00 4.72 5.99 3.81 1.45 0.72 0.93 2.75   4.49           BEST QUARTER
--------------------------------------------------              1.53%
97   98   99   00   01   02   03   04   05     06             4TH QTR 2000
                                                             --------------
                                                             WORST QUARTER
                                                                0.15%
                                                             3RD QTR 2003

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               4.49%           2.06%           3.48%
Citigroup U.S. Domestic 3-Month T-Bill Index /1                         4.76%           2.35%           3.67%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



The Fund's 7-day current yield on 3/31/07 was 4.81%.




--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH TBILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
--------------------------------------------------------------------------------

FOR  THE  FUND'S  CURRENT  YIELD,   CALL  TOLL  FREE  (800)  759-3504  OR  VISIT
WWW.ACCESSOR.COM
================================================================================

                                   ACCESSOR 5

                                    EXPENSES
- ------------------------------------------------------------------------------

The following tables describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the U.S. Government Money Fund.


                                                               U.S.
                                                            GOVERNMENT
                                                               MONEY
                                                               FUND
- - --------------------------------------------------------------------------
   SHAREHOLDER FEES(1)
   (fees paid directly from your investment)
   MAXIMUM SALES CHARGE IMPOSED ON PURCHASES                   NONE
   (AS A PERCENT OF OFFERING PRICE)
   MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS        NONE
   MAXIMUM DEFERRED SALES CHARGE                               NONE
   REDEMPTION FEE(2)                                           NONE



   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                             0.08%
   DISTRIBUTION AND SERVICE (12b-1) FEE                        NONE
   OTHER EXPENSES(3)                                           0.15%
                                                             --------
   TOTAL ANNUAL FUND OPERATING EXPENSES                        0.23%
                                                             ========




- ------------------------------------------------------------------------------
(1) SHARES OF THE FUND ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(3)  OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT YEAR.

- ------------------------------------------------------------------------------
EXPENSE EXAMPLE


The Example shows what an investor in the Institutional Class Shares of the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Institutional Class Shares of the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------


   FUND                    ONE YEAR      THREE YEARS     FIVE YEARS   TEN YEARS
- ---------------------------------------------------------------------------

  U.S. GOVERNMENT MONEY    23.10          72.66          127.05        287.44


===========================================================================

                                   ACCESSOR 6

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

This section describes some of the security types for and the risks of investing in the Fund. Many factors affect the Fund's performance. The Fund's yield changes daily based on changes in financial markets, interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the financial condition and economic sector of an issuer, and the Fund's level of investment in the securities of that issuer.

o CHANGES IN OBJECTIVES AND POLICIES. The Fund's investment objective stated in the Fund Details section is fundamental and may not be changed without shareholder approval. For the purpose of the Fund's policy of investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises or in repurchase agreements secured by such instruments, "assets" means net assets plus any borrowings made for investment purposes. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed changes.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund's specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information which is available upon request by calling: 1-800-759-3504 or on the Fund's website by visiting www.accessor.com.

--------------------------------------------------------------------------------
PRINCIPAL SECURITY TYPES
--------------------------

* MONEY MARKET SECURITIES are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

*GOVERNMENT SPONSORED ENTERPRISES, known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.


* REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities.


* U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.


--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

* GOVERNMENT  SPONSORED  ENTERPRISES ("GSE") RISK. Certain GSEs (such as Freddie
Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing by the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government. Therefore GSE's are subject to credit risk.

* INFLATION RISK. The real value of the Fund's yield may be eroded by inflation over time. The Fund may underperform the bond and equity markets over time.

* STABLE NET ASSET VALUE. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.


                                   ACCESSOR 7

================================================================================
                          OTHER RISKS
--------------------------------------------------------------------------------

* BOND MARKET VOLATILITY. Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the Fund will generally fall as well but, unlike other Fixed-Income securities, in the Fund there will be no corresponding increase in price. When rates go up, if the movement is very sharp, the principal value of the share may fall below $1.00.


* CREDIT RISK. Credit risk in the possibility that the issuer will fail to make timely payments of interest or principal. The U.S. Government Money Fund invests in U.S. Government and agency securities and repurchase agreements collateralized by such securities. The risk of a credit rating downgrade or default of U.S. Government securities is considered remote. Agencies are not backed by the full faith and credit of the U.S. Government but are considered just below U.S. Government securities in credit worthiness. Repurchase agreements are corporate debt, but are generally 102% collateralized by U.S. Government and/or agency paper.

* INCOME RISK. Falling interest rates will cause the Fund's income to decline. Income risk is generally high for money marked funds, so investors should expect the Fund's monthly income to fluctuate.

* REPURCHASE AGREEMENTS Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. Each repurchase agreement entered into by the Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. There may be both delays in liquidating the underlying security and risks of loss if the seller is unable to meet its obligation to repurchase including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Fund's investment advisory contract is contained in the Statement of Additional Information. This information is available in the Accessor Fund's annual report to shareholders.


MANAGER                       Accessor Capital Management LP,
                              1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $2.9 billion of assets under management as of December 31, 2006.


The Fund is one of 16 portfolios of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Allocation Funds.
J. Anthony Whatley, III, is the Executive Director of Accessor Capital. An investment committee consisting of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Investment Officer, and Justin H. Roberge, Investment Analyst are primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager.



Mr. Whatley has been with Accessor Capital as the Executive Director since 1991 and is responsible for the overall management and monitoring of the sub-advisers. Mr. Yeung has been with Accessor Capital as the Senior Investment Officer since December 2006. He is responsible for overall management of the investment department, performing portfolio management, making asset-allocation decisions and conducting investment research and analysis. Prior to Accessor Capital, Mr. Yeung was an investment consultant at Morningstar Associates LLC from December 2002 to December 2006, conducting money-manager due diligence and providing asset-allocation services to major institutions, including insurance companies, large defined-contribution plans, banks and trust companies. Mr. Yeung was a research analyst at Morningstar, Inc. from June 1997 through December 2002 and has been a CFA Charterholder since 2000. Mr. Rowader has been with Accessor Capital since February 2007 as Investment Officer. He is responsible for assisting in the due diligence process for reviewing money managers for the Underlying Funds and contributing to the asset allocation decision making process of the Allocation Funds under the direction of Mr. Yeung. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenhimerFunds from 2005 to February 2007 and a Fund Analyst at OppenhimerFunds from 2004 to 2005. Prior to the OppenhimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He is primarily responsible for the day-to-day operations and portfolio management of the U.S. Government Money Fund and the Allocation Funds, for performing portfolio management, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.


Accessor Capital directly invests the assets of the U.S. Government Money Fund and receives no additional fee beyond its management fee for this service. The Fund pays Accessor Capital an annual management fee of 0.08% as a percentage


                                   ACCESSOR 8
of the Fund's average daily net assets for providing management and administration services. In addition Accessor Capital provides transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.05% of the average daily net assets of the Fund and (ii) a transaction fee of $0.50 per transaction. The Institutional Class was not open for investment operations in 2006 and paid no fees to Accessor Capital.


The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed and ownership of securities in the Fund.

DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

================================================================================

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE

* FINANCIAL INTERMEDIARIES. Institutional Class shares are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund. These financial intermediaries may charge transaction, administrative or other fees to shareholders and may impose other limitations on buying, selling or transferring shares that are not described in this Prospectus. Some features of the Institutional Class shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

* "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.

* DIRECT. Investors may purchase Institutional Class Shares directly from Accessor Funds for no sales charge or commission.


================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
HOW TO PURCHASE
---------------


The  Fund  may not be  offered  in your  state of   |  Institutional Class
residence. Contact your financial intermediary or   |  Shares of the Fund may
the  Transfer  Agent to  ensure  that the Fund is   |  not be purchased on days
offered in your state of residence.                 |  when the NYSE is closed
                                                    |  for trading: New Year's
Purchase orders are accepted on each business day   |  Day, Martin Luther King,
that the New York Stock Exchange is open and must   |  Jr. Day, Presidents Day,
be  received  in good  order  prior to 5:00  p.m.   |  Good Friday, Memorial
Eastern  time. If the Transfer  Agent  receives a   |  Day, Independence Day,
purchase  order on any  business day marked "Same   |  Labor Day, Thanksgiving
Day  Settlement",  and the  invested  monies  are   |  Day and Christmas Day
received  via  fedfunds  wire  before  5:00 p.m.
Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the Fund most effectively, investors are encouraged to execute trades before 3:00 p.m. Eastern time. For all purchase orders not marked "Same Day Settlement", the Transfer Agent must receive payment for shares by 12:00 noon Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. If you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. Purchases may be made any of the following ways:


* BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                                   ACCESSOR 9

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. The Fund and its agents has the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

* BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.


* BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Institutional Class Shares by telephone at (800) 759-3504.
To  prevent  unauthorized  transactions,   Accessor  Funds  may  use  reasonable
procedures to verify telephone requests.


* BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in the Fund are made automatically on a regular basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of the Fund based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (2062244274) the completed form to Accessor Funds 15 days prior to the initial purchase.

* BY PURCHASES IN KIND. Under some circumstances, the Fund may accept securities as payment for Fund Shares. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.


--------------------------------------------------------------------------------
                               INITIAL INVESTMENT
--------------------------------------------------------------------------------

Initial Investment              $1,000,000 per account
Subsequent Investment           no minimum
--------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
SHARE PRICING
--------------


Investors purchase Institutional Class Shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Institutional Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Institutional Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Fund generally calculates its NAV at 5:00 p.m. Eastern time


                                   ACCESSOR 10

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
each day that the NYSE is open. If the markets close early, the Fund may close early and may value its shares at earlier times under these circumstances. Shares are purchased at the next NAV calculated after purchase requests are received by the Fund in good order. For related information, see "Valuation of Securities" on page 15.
--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE
--------------------------------

     You can obtain information about the Fund on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Fund shares are held through a thirdparty fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.


FOR MORE INFORMATION

     For additional information about purchasing shares of the Fund, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES





As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Institutional Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, so long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. For exchanges into the C Class Shares from different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the A Class and C Class Prospectus carefully for a description of the sales loads and CDSC. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares of the Fund for shares of another fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.





EXCHANGES THROUGH ACCESSOR FUNDS

     Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

     * BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

     * BY FAX. Instructions may be faxed to Accessor Funds at (206) 2244274.

                                  ACCESSOR 8

================================================================================
                             EXCHANGING FUND SHARES

EXCHANGES THROUGH FINANCIAL INTERMEDIARIES

     You should contact your financial  intermediary directly to make exchanges.
     Your  financial   intermediary   may  charge   additional  fees  for  these
     transactions.

================================================================================
                             REDEEMING FUND SHARES


Investors may request to redeem Institutional Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day.
Requests received   "in  good   order"  must
include:   account  name,   account          |  Redemption requests for shares
number,  dollar or share  amount of          |  that were purchased by check
transaction, Fund(s) and allocation          |  will be honored at the next
of  investment,  and  signature  of          |  NAV calculated after receipt
authorized signer.  Shareholders of          |  of the redemption request.
the U.S.  Government Money Fund who          |  However, redemption proceeds
elect this  option  should be aware          |  will not be transmitted until
that  their  account  will  not  be          |  the check used for the
credited with the daily dividend on          |  investment has cleared (up to
that day.  Shares  will be redeemed          |  15 days after deposit)  The
at the  next NAV  calculated  after          |  Transfer Agent may charge a
the  Transfer  Agent  receives  the          |  $10 processing fee for each
redemption  request in good  order.          |  redemption check.

Payment  will   ordinarily   be  made  within  seven  days  of  the  request  by
wiretransfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

     * BY MAIL. Redemption requests may be mailed to:

                Accessor Funds, Inc.
                Attn: Shareholder Services
                P. O. Box 1748
                Seattle, WA 98111-1748

     * BY FAX. Redemption requests may be faxed to Accessor Funds at (206) 2244274.

     * BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.


     *  REDEMPTION  PROCEEDS.  Upon  receipt in  writing  and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record, and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

     Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds --up to seven days--if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right the pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

                                   ACCESSOR 9

================================================================================
                              REDEEMING FUND SHARES

     In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

     * SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

     * LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds, if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.


SIGNATURE GUARANTEES

     A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

     The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fedwire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

================================================================================
                           DIVIDENDS AND DISTRIBUTIONS

     * DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The U.S. Government Money Fund normally declares dividends daily and pays dividend distribution monthly.

     * OTHER DISTRIBUTIONS. The Fund intends to distribute substantially all of its net realized longand short-term capital gains to shareholders as capital gain distributions. The Fund normally pays capital gain distributions annually in December, although the Fund may occasionally be required to make supplemental distributions during the year.


     * AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Institutional Class Shares of the Fund will be automatically reinvested in additional Institutional Class Shares of the Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholder may alternatively choose to invest dividends or other distributions in Institutional Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.



                                  ACCESSOR 10

================================================================================
                             VALUATION OF SECURITIES

     The Fund generally values its securities using amortized cost, and securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================
                                    TAXATION


The Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2008, certain distributions of ordinary dividends to a noncorporate shareholder of the Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax. The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that the Fund designates as (a) interestrelated dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain." "Qualified net interest income" is the Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. The Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUND. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISER FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN INSTITUTIONAL CLASS SHARES.

================================================================================
                       SERVICE & DISTRIBUTION ARRANGEMENTS


     * DEFENSIVE DISTRIBUTION PLAN. Accessor Funds has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Fund.

     * OTHER COMPENSATION TO DEALERS. The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's in providing marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

     Accessor Capital or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.


                             ACCESSOR 11

================================================================================
                                 PRIVACY POLICY


Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus. To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and Semi-Annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.


================================================================================
                                FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND
--------------------------


This information reflects financial results for the Advisor Class Shares of the Fund which contains certain expenses of the Advisor Class Shares which will not be incurred by the Institutional Class Shares. As of December 31, 2006, Institutional Class Shares had not commenced investment operations.


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                 FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                   2006            2005            2004          2003           2002
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
Net investment income/1                   0.04           0.03           0.01           0.01           0.01
Distributions from net investment income (0.04)         (0.03)         (0.01)         (0.01)         (0.01)
NET ASSET VALUE, END OF PERIOD          $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
TOTAL RETURN/2                            4.49%          2.75%          0.93%          0.72%          1.45%
NET ASSETS, END OF PERIOD
(IN THOUSANDS)                          $1,433,080      $1,266,322    $1,260,063     $1,175,275      $1,249,928
Ratio of gross expenses to
average net assets/3                      0.47%          0.45%          0.46%          0.46%           0.46%
Ratio of net expenses to average
net assets/3                              0.47%          0.45%          0.46%          0.46%           0.46%
Ratio of net investment income to
average net assets                        4.37%          2.68%          0.94%          0.72%           1.43%


--------------------------------------------------------------------------------
1/ Per share amounts are based upon average shares outstanding.

2/ Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/ The effect of any custody credits on this ratio is less than 0.01%.
--------------------------------------------------------------------------------




                                  ACCESSOR 12

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

     *    Management's  discussion  about  recent  market  conditions,  economic
          trends  and  Fund   strategies  that   significantly   affected  their
          performance over the recent period


     *    Fund performance data and financial statements

     *    Fund holdings.


     PORTFOLIO HOLDINGS. The Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).


     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP
     1420 Fifth Avenue, Suite 3600
     Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com



     SECURITIES AND EXCHANGE COMMISSION
     Washington, DC  20549-0102
     Public Reference Section (202) 551-8090
        (for inquiries regarding hours of operation only)
     email:  publicinfo@sec.gov
     web site:  www.sec.gov



     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.

     Accessor Funds, Inc. Prospectus April 30, 2007



                            Accessor Limited Duration
                              U.S. Government Fund

                                     [LOGO]



    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




NOT FDIC INSURED                NO BANK GUARANTEE               MAY LOSE VALUE

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Table of Contents

THE FUND


   Fund Details............................................................1
   Fund Performance........................................................3
   Fund Expenses...........................................................4
   Securities Types........................................................5
   Certain Additional Investment Strategies and Risks......................6
   Management, Organization and Capital Structure..........................6



SHAREHOLDER INFORMATION
   Purchasing Fund Shares...................................................8
   Exchanging Fund Shares..................................................11
   Redeeming Fund Shares...................................................12
   Dividends and Distributions.............................................13
   Valuation of Securities.................................................14
   Taxation................................................................14
   Privacy Policy..........................................................15
   Financial Highlights....................................................15



APPENDIX A
   Investment Techniques and Practices.....................................16

================================================================================
[GRAPHIC]                            FUND DETAILS


INVESTMENT OBJECTIVE The Limited Duration U.S. Government Fund (the "Fund") seeks to achieve a high level of current income that is consistent with the preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its assets in bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities, including various government sponsored enterprises ("GSEs") (collectively "U.S. Government securities") and in repurchase agreements collateralized by such securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund's investments may include mortgage-backed securities that represent interests in pools of mortgage loans or asset-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund intends to be eligible for investment by federal savings associations, federal credit unions and certain national banks and therefore, will invest in U.S. Government securities that are eligible, without limitation, for investment by these institutions. The Fund also intends to be managed to comply with all investment limitations applicable to federal credit unions so as to qualify as an eligible investment for these institutions. The Fund does not intend to make any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Federal Financial Institutions Examination Council ("FFIEC").

                                      =========================================
Under normal market and interest      |    DURATION A mathematical concept
rate conditions, the Fund seeks to    |    that is used to measure bond price
maintain a target duration between    |    volatility as a consequence of a
1 and 5 years ("Limited Duration")    |    change in the general level of
To achieve the flexible               |    interest rates. Bonds with larger
implementation of this target         |    durations tend to be more volatile
duration range, the Fund does not     |    than bonds with smaller durations.
restrict its minimum or               |    For example, a bond with a duration
maximum maturity. For example, the    |    of 5 is approximately 2 1/2 times
Fund may adopt a strategy meant to    |    more volatile to a change in the
take advantage of an unusual shape    |    general level of interest rates
presented by the yield curve known    |    than is a bond with a duration of
as a BAR-BELL portfolio structure.    |    2. Although subject to constraints
This structure would include a        |    that can make it less than perfect,
large block of money market           |    it can produce a useful measure of
instruments and a large block of      |    price sensitivity for an individual
longer maturity issues that           |    bond or for an entire portfolio of
together produce a duration measure   |    bonds. For example, the price of a
that falls within the target          |    bond with a duration of 5 should go
duration range of 1 to 5 years.       |    down by 5% for each 1% increase in
                                      |    the general level of interest
                                      |    rates.
                                      =========================================
Pennant Management, Inc. ("Pennant" or "Money Manager"), the Fund's Money Manager, intends to vary the quality, sector and maturity of the eligible securities selected for the Fund based upon the Money Manager's analysis of financial market conditions and the outlook for the U.S. economy. The Money Manager's view is that interest rates and spreads between bond market sectors are closely tied to the real economy and the supply/demand conditions in the credit markets. By monitoring these variables closely, the Money Manager will attempt to adjust duration and bond market sector weightings in order to exploit its convictions regarding the general level of interest rates and spreads between Fund eligible sectors of the bond market. The Money Manager attempts to identify areas of the bond market that are undervalued relative to the rest of the market by grouping bonds by duration and into sectors such as: money markets, U.S. Government agency securities, mortgages and asset-backed securities. Investment selections may be based on fundamental economic, market and other factors that may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. Once investment opportunities are identified, the Money Manager will shift assets among durations and sectors depending upon perceived supply and demand conditions, changes in relative valuations, credit spreads and upon historical yield or price relationships.



                                   ACCESSOR 1

================================================================================
[GRAPHIC]                            FUND DETAILS


The Fund may also purchase both existing securities and securities on a when-issued basis. The purchase price and interest rate payable for all securities will be fixed on the date of purchase, and all purchases will be by regularway settlement, that is delivery and payment will be made within the time frame the securities industry has established for the purchase of that type of security. The Fund may also purchase money market securities which are highquality, short-term debt securities that pay a fixed, variable or floating interest rate. Money market securities are often specifically structured so that they are eligible investments for a money market fund. The Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit and other time deposits issued by foreign branches of FDIC issued banks. Investments in certificates of deposit and other time deposits are limited to that face value equivalent to $100,000 FDIC insurance coverage.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks are discussed below. The value of your investment in the Fund will fluctuate, which means you could lose money.

o CALL RISK. Some bonds are issued with specific maturities that also allow the issuer to redeem the issue in whole or part before the stated final maturity. An issuer may "call" a bond when the general level of interest rates has declined relative to what they were when the bond issuer originally issued the bond. If an issuer "calls" a bond during a time of declining interest rates, the Fund may have to reinvest the proceeds in an investment offering a lower yield. If this happens the Fund may not be able to take advantage of any increase in value as a result of declining interest rates.


o CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. For U.S. Government Securities, the risk that the U.S. Government will not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

o GOVERNMENT SPONSORED ENTERPRISES ("GSEs") RISK. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government. Therefore, GSE's are subject to credit risk.


o INCOME RISK. If interest rates fall, the Fund's income will decline as bonds are bought at lower rates to reinvest proceeds from sales or maturities, or to invest new money.


o INTEREST RATE RISK. The prices of bonds will generally fall when interest rates rise. These changes in bond prices will affect the Fund's share price. The longer the Fund's effective maturity and duration, the more its share price is likely to be affected by a change in interest rates.


o LIQUIDITY RISK. If there is no active trading market for certain types of securities, it can become more difficult to sell such securities at or near their value. This may result in a dramatic fall in the value of such securities value and have a negative effect on the Fund's share price.

o MANAGEMENT RISK. The risk that a strategy used by the Money Manager may fail to produce the intended results. There is no guarantee that the Money Manager's security selection techniques or timing decisions will achieve the Fund's investment objective.




                                   ACCESSOR 2

================================================================================
[GRAPHIC]                            FUND DETAILS


o PREPAYMENT AND EXTENSION RISK. Many types of debt securities, including mortgage-backed and certain asset-backed securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held by a Fund can adversely affect those securities' yield and price. When interest rates rise, the effective duration of the Fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Fund's sensitivity to rising rates.

0 TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, the Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If the Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.


================================================================================
                                FUND PERFORMANCE



The following bar chart and table illustrate the risks of investing in shares of the Fund by showing changes in the Fund's performance from year to year. The table compares the average annual total returns of the Fund to the performance of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.




                      LIMITED DURATION FUND ANNUAL RETURNS


[GRAPH]                 |    YEAR-TO-DATE    |   BEST QUARTER |  WORST QUARTER
                        |       1.40%        |     1.53%      |      0.12%
AS OF 12/31 EACH YEAR   |   AS OF 3/31/07    |  3rd Qtr 2006  |  1st Qtr 2005
                        |                    |                |
2.59%    4.36%          |                    |                |
--------------          |                    |                |
2005     2006




                  AVERAGE ANNUAL TOTAL RETURNS




FOR THE PERIODS ENDED 12/31/06                                          1 YEAR         INCEPTION
                                                                                        TO DATE*
------------------------------------------------------------------------------------------------
Fund returns before taxes                                               4.36%           2.73%
Fund returns after taxes on distributions                               2.96%           1.62%
Fund returns after taxes on distributions & sale of Fund shares         2.81%           1.66%
Lehman Brothers 1-3 Year Government Bond Index (1)                      4.12%           N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *INCEPTION DATE JULY 6, 2004


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1)  THE LEHMAN BROTHERS 13 YEAR GOVERNMENT BOND INDEX IS A MARKET
     VALUEWEIGHTED INDEX OF U.S. TREASURY AND AGENCY BONDS WITH MATURITIES BETWEEN ONE AND THREE YEARS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================


                                   ACCESSOR 3

================================================================================
                                 FUND EXPENSES



The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are estimated for 2007. Actual 2006 expense ratios are set forth in the Financial Highlights on page 16 of the prospectus. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Fund has no sales charge or Rule
12b-1 distribution fees* and therefore these fees are not included in the tables.

--------------------------------------------------------------------------------
                                                              LIMITED DURATION
                                                           U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
Shareholder Fees/1/ (fees paid directly
from your investment)

REDEMPTION FEE                                                        none
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

MANAGEMENT FEES/2/                                                       0.41%
DISTRIBUTION AND SERVICE (12b-1) FEES                                      None
OTHER EXPENSES                                                           0.18%


TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.59%
                                                                         ====

--------------------------------------------------------------------------------

/1/Shares of the Funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.

/2/Management fees consist of the management fee paid to Accessor Capital and the fee paid to the Money Manager of the Fund.

*Shares of the Funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE
----------------

The Example shows what an investor in the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



         FUND               One Year     Three Years    Five Years    Ten Years


 LIMITED DURATION
 U.S. GOVERNMENT FUND      68.25         213.72         372.02        831.58









                                   ACCESSOR 4

                                 SECURITY TYPES


The Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the FFIEC. The FFIEC is a formal interagency board empowered to prescribe uniform principals, standards, and report forms for the federal examination of financial institutions by the Board of Governors of the Federal Reserve System
(FRB), the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Administration (NCUA), the Office of the Comptroller of the Currency (OCC) and the Office of Thrift Supervision (OTS) and, to make recommendations to promote uniformity in the supervision of financial institutions. See Appendix A for the qualifying security types under the current FFIEC regulations.

DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund's specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.

--------------------------------------------------------------------------------
SECURITY TYPES
---------------

o ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by notes or receivables, against assets other than real estate.

o CERTIFICATES OF DEPOSIT. The Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution") or the Federal Savings and Loan Insurance Corporation ("FSLIC"), including certificates of deposit and other time deposits issued by foreign branches of FDIC issued banks. Investments in certificates of deposit and other time deposits are limited to that face value equivalent to $100,000 FDIC insurance coverage.

o DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include government securities and mortgage and other asset-backed securities.

o GOVERNMENT SECURITIES. Government securities are securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. These securities are normally considered to be of the highest quality. U.S. Government Agencies, or its instrumentalities are also collectively referred to as Government Sponsored Entities (GSEs). All GSE debt is sponsored but not necessarily guaranteed by the federal government. For instance, government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Certain GSEs also carry the same full faith and credit guarantee that is a characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U. S. Government to make good on obligations of these GSEs. The Fund may invest in all such GSEs. Some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission ("SEC").

o MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, in which the Fund purchases securities from a bank or broker-dealer that then agrees to repurchase the securities at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities


                                   ACCESSOR 5

                                 SECURITY TYPES




which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements will not be entered into unless their repurchase maturity occurs within seven days or less and, the securities subject to repurchase are composed of only securities that could otherwise be owned by the Fund if not subject to a repurchase agreement.


================================================================================
                CERTAIN ADDITIONAL INVESTMENT STRATEGIES & RISKS



The Fund may invest in other types of securities and employ additional investment techniques that are not the primary approach of the Fund and therefore not described in this Prospectus. Appendix A to this Prospectus lists the various security types and investment techniques used by the Fund, including the principal securities types and techniques described above. The additional security types, techniques and their accompanying risks are more fully described in the Fund's Statement of Additional Information ("SAI"), which may be obtained free of charge by contacting the Fund.


================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE



On the following pages is information on Accessor Capital and the Fund's Money Manager and a description of how Accessor Capital and the Money Manager are compensated for the services each provides.

A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Fund's investment advisory contracts is contained in the Annual Report to Shareholders for the year ended December 31, 2005.


The Fund paid Accessor Capital 0.12% and the Money Manager 0.29% for total management fees of 0.41% for the fiscal year 2006 (reflected as a percentage of average net assets).



MANAGER         Accessor Capital Management LP, 1420 Fifth Avenue, Suite
3600, Seattle, WA 98101


The Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Fund and monitors the performance of the Money Manager. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund and the Accessor Allocation Funds. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. An investment committee consisting of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Investment Officer, and Justin H. Roberge, Investment Analyst are primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager.

Mr. Whatley has been with Accessor Capital as the Executive Director since 1991 and is responsible for the overall management and monitoring of the sub-advisers. Mr. Yeung has been with Accessor Capital as the Senior Investment Analyst since December 2006. He is responsible for overall management of the investment department, performing portfolio management, making asset-allocation decisions and conducting investment research and analysis. Prior to Accessor Capital, Mr. Yeung was an investment consultant at Morningstar Associates LLC from December 2002 to December 2006, conducting money-manager due diligence and providing asset-allocation services to major institutions, including insurance companies, large defined-contribution plans, banks and trust companies. Mr. Yeung was a research analyst at Morningstar, Inc. from June 1997 through December 2002 and has been a CFA Charterholder since 2000. Mr. Rowader has been with Accessor Capital since February 2007 as Investment Officer. He is responsible for assisting in the due diligence process for reviewing money managers for the Underlying Funds and contributing to the asset allocation decision making process of the Allocation Funds under the direction of Mr. Yeung. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenhimerFunds from 2005 to February 2007 and a Fund Analyst at OppenhimerFunds from 2004 to 2005. Prior to the OppenhimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He is primarily responsible for the day-to-day operations and portfolio management of the U.S. Government Money Fund and the Allocation Funds, for performing portfolio management, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.


The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

The Fund will pay Accessor Capital an annual management fee for providing management and administration services in the amount of 0.12% of the Fund's average daily net assets. The Fund will pay an annual Investment Advisory Fee to the Money Manager as more fully described under "Money Manager" below.

The Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.08% of the average daily net assets of the Fund, and (ii) a transaction fee of $0.50 per transaction.

DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.






                                   ACCESSOR 6

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

MONEY MANAGER     Pennant Management, Inc., 11270 West Park Place, Suite 1025
                  Milwaukee, WI  53224




Pennant Management was formed in 1992 and has approximately $1.2 billion in assets under management as of December 31, 2006.

The Money Manager uses a team approach to the management of the Fund. This team has been led by John P. Culhane, CFA, Senior Vice President. Mr. Culhane and Jonathan Rigano, CFA, Vice President/ Portfolio Manager, are jointly and primarily responsible for the day-to-day management of the Fund, under the supervision of Mark A. Elste, CFA, President and Chief Investment Officer and have been since July 4, 2004. The team have all held their present titles since joining Pennant Management. Mr. Culhane has been a portfolio manager with Pennant Management since 2002. Prior to joining Pennant Management, Mr. Culhane was the Chief Investment Officer at GreatBanc Trust Company since 1989. Mr. Rigano joined Pennant Management in 1999. He is responsible for performing portfolio management, trading and investment research functions. Prior to forming Pennant Management in 1992, Mr. Elste was the Chief Investment Officer for Banc One Investment Advisors, Inc. and Banc One Wisconsin Trust Co., NA.

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

The Fund pays an annual Investment Advisory Fee to the Money Manager based upon a percentage of the average daily net assets of the Fund, as follows:


               0.35% on the first $25 million of assets under management; plus, 0.25% on the next $75 million of assets under management, plus, 0.20% on all assets above $100 million


The Money Manager may, from time to time, find it appropriate to waive all or part of its Fund Management Fee, if it deems it to be in the best interest of the Fund and its shareholders.




                                   ACCESSOR 7

================================================================================
                             PURCHASING FUND SHARES

WHERE TO PURCHASE



o DIRECT INVESTORS. Shares of the Fund may be purchased directly from Accessor Funds for no sales charge or commission.

o FINANCIAL INTERMEDIARIES. Shares of the Fund may be purchased through financial intermediaries, trust companies, broker-dealers, registered investment advisors, certified financial planners, third party administrators, recordkeepers, trustees, custodians, financial consultants, insurance companies and providers of fund supermarkets who have agreements with the Distributor and/or Accessor Funds. These financial intermediaries may charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.


HOW TO PURCHASE

                                        ---------------------------------------
Normally       your       financial     |Shares  of  the  Funds  may  not be
intermediary    will    send   your     |purchased  on days when the NYSE is
purchase   requests   to   Accessor     |closed for trading: New Year's Day,
Funds'  Transfer  Agent.   Purchase     |Martin   Luther   King,   Jr.  Day,
orders   are   accepted   on   each     |Presidents    Day,   Good   Friday,
business  day that the NYSE is open     |Memorial  Day,   Independence  Day,
and must be received in good order.     |Labor  Day,  Thanksgiving  Day  and
Requests  received  "in good order"     |Christmas Day.
must include: account name, account     |--------------------------------------
number, dollar or share amount of transaction, Fund(s), allocation of investment and signature of authorized user. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by Day and law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law.

The order will be priced at the next calculated offering price, which is the net asset value per share ("NAV") after receipt of the order by the Transfer Agent. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds.


                                   ACCESSOR 8

================================================================================
                             PURCHASING FUND SHARES
-------------------------------------------------------------------------------

Purchase orders are accepted on each business day that the New York Stock Exchange ("NYSE") is open and must be received in good order prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. The Transfer Agent must receive payment for shares by 12:00 noon Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of the Fund noted on the check to:

                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Shares of the Fund by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan ("AIP") with the Transfer Agent whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to the Transfer Agent. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (2062244274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Shares of the Fund. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

-------------------------------------------------------------------------------
IRA/SIMPLE/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS.
-------------------------------------------------------------------------------

Investors may purchase Shares of the Fund through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


                                   ACCESSOR 9

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
INVESTMENT MINIMUMS
-------------------

The minimum initial investment in the Fund is $1,000,000; provided, however that the Distributor and/or the Fund reserve the right to accept a lesser initial investment at their sole and absolute discretion. There is no minimum investment balance required to be maintained. Subsequent purchases may be made in any amount.

--------------------------------------------------------------------------------
SHARE PRICING
--------------

Investors purchase shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Fund shares, subtracting Fund liabilities, and dividing by the number of outstanding shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Fund generally calculates its NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Fund in good order. The NAV may be published daily in the business sector of many major newspapers. If you have access to the Internet, you can check NAV on the Accessor website (www.accessor.com). For related information see "Valuation of Securities" on page 14.

--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE|
------------------------------ |

You can obtain information about Accessor Funds on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a thirdparty fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
------------------------------ |

The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

The Fund may invest in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid and are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Fund has procedures authorizing it to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Fund's restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.


The Board of Directors has adopted policies and procedures relating to short-term or excessive trading. The Fund (or Accessor Capital, on behalf of the Fund) may restrict or refuse purchases or investors who in Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 30 days of purchase;



                                   ACCESSOR 10

================================================================================
                             PURCHASING FUND SHARES
------------------------------------------------------------------------------


(ii) exchange shares out of the Fund within 30 days of an earlier exchange request out of the Fund; (iii) exchange shares out of the Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Fund or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Accessor Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

The Fund has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Fund's market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under its control.


The Fund applies these policies and procedures to all shareholders. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. The Fund cannot ensure that it will be able to identify all cases of market timing activities and excessive trading, although it believes it has adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.


================================================================================
                             EXCHANGING FUND SHARES
-------------------------------------------------------------------------------

EXCHANGING THROUGH ACCESSOR FUNDS
---------------------------------

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Shares of the Fund may be exchanged for shares of any other Accessor Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Accessor Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Accessor Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order.

An exchange of shares of a Fund for shares of another fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from a Fund involves a redemption of those shares and will be treated as a sale for tax purposes.

Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange into is offered in your state of residence.



Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made as follows on the next page:



                                   ACCESSOR 11

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------


o   By Mail.  Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748 Seattle, WA 98111-1748

o    By Fax.  Instructions may be faxed to Accessor Funds at (206) 224-4274.

-------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES


You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.


================================================================================
                             REDEEMING FUND SHARES
-------------------------------------------------------------------------------

Normally, your financial intermediary will send     =========================
your request to redeem Fund shares to Accessor      | Redemption  requests
Funds' Transfer Agent.  Shares held for you in your | for shares that were
dealer's name must be sold  through  the  dealer.   | purchased  by  check
Consult  your   financial intermediary for more     | will be honored at
information. Investors may request to redeem  Fund  | the  next  NAV
Shares  on any day  that  the  NYSE is open for     | calculated after
business. The request must be received in good      | receipt of the
order by the Transfer Agent or certain financial    | redemption  request.
intermediaries  prior to the close of the NYSE,     | However,  redemption
normally 4:00 p.m. Eastern time.  Requests received |  proceeds  will not be
"in good order" must include: account name,         | transmitted until
account number, dollar or share  amount  of         | the  check  used for
transaction,  Fund(s),  allocation  of investment,  | the  investment  has
and  signature  of authorized signer. The Transfer  | cleared.
Agent may require that  you   provide   additional   =========================
information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include an Authorization for Distribution from IRA form, which includes a statement of whether or not you are at least 591/2 years old and whether you wish to have federal income tax withheld from your proceeds. Contact your financial intermediary or the Transfer Agent for a copy of the appropriate form. The Transfer Agent may require certain other information before you can redeem from an employers-ponsored retirement plan. Contact your employer for details.

Investors may request to redeem Shares of the Fund on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund name and signature of authorized signer. Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wiretransfer or ACH to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

o     BY MAIL. Redemption requests may be mailed to:

                        Accessor Funds, Inc.
                        Attn:  Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748.

o    BY FAX. Redemption requests may be faxed to Accessor Capital at
(206) 224-4274.

o BY TELEPHONE. Shareholders with account balances of at least $1 million in the Fund may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable


                                   ACCESSOR 12

================================================================================
                             REDEEMING FUND SHARES



procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds--up to seven calendar--days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of the Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of the Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $10,000 if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

-------------------------------------------------------------------------------
SIGNATURE GUARANTEES
---------------------

     A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:

o    Transfer of ownership to another  individual  or  organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fedwire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

                                  accessor 13

================================================================================
                           DIVIDEND AND DISTRIBUTION
--------------------------------------------------------------------------------

o DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fund normally pays dividend distributions monthly.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized longand short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions, if any, annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Shares of the Fund will be automatically reinvested in additional Shares of the Fund unless a shareholder elects to receive them in cash. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.


================================================================================
                             VALUATION OF SECURITIES
-------------------------------------------------------------------------------


The Fund generally values its securities using market quotations obtained from a pricing service. Fixed-Income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. short-term debt securities maturing in less than 60 days are valued using amortized cost, which approximates market value.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances.


================================================================================
                                    TAXATION
--------------------------------------------------------------------------------

The Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2008, certain distributions of ordinary dividends to a noncorporate shareholder of a Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the accessor 14


================================================================================
                                    TAXATION
-------------------------------------------------------------------------------


extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interestrelated dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND.


================================================================================
                          DEFENSIVE DISTRIBUTION PLAN
--------------------------------------------------------------------------------

The Fund has adopted a Defensive Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Directors has currently authorized such payments for the Funds.



                                   ACCESSOR 15

================================================================================
                                 PRIVACY POLICY
-------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus.

To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of each prospectus, annual and Semi-Annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

LIMITED DURATION U.S. GOVERNMENT FUND
-------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                 FOR FISCAL YEAR ENDED 12/31
THROUGHOUT THE PERIOD                   2006            2005            2004/3/
--------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING OF PERIOD    $ 11.87         $ 11.96         $ 12.00

Net investment income (loss)/1             0.43            0.31            0.09

Net realized and unrealized gain (loss)
on investments1                            0.08           (0.07)          (0.04)
                                        ----------------------------------------
Total from investment operations           0.51            0.24            0.05

Distributions from net investment income  (0.46)          (0.33)          (0.09)

Distributions from capital gains           -                 -               -


Distributions in excess of capital gains   -                 -               -
                                        ----------------------------------------
Total distributions                       (0.46)          (0.33)          (0.09)
                                        ----------------------------------------
NET ASSET VALUE, END OF PERIOD          $ 11.92         $ 11.87         $ 11.96
================================================================================
TOTAL RETURN/2                             4.36%           2.00%           0.44%


NET ASSETS, END OF PERIOD
(IN THOUSANDS)                          $ 54,721        $ 58,140        $ 58,963

Ratio of expenses to average
net assets/4                               0.65%           0.58%           0.57%*

Ratio of net investment income to average
net assets                                 3.60%           2.61%           1.66%*

Portfolio turnover rate                   40.85%          65.48%          29.46%
--------------------------------------------------------------------------------

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/Fund commenced operations on July 6, 2004.

4/The effect of any custody credits on this ratio is less than 0.01%.

* Annualized


                                   ACCESSOR 16

-------------------------------------------------------------------------------
                                   APPENDIX A
-------------------------------------------------------------------------------
Investment Techniques and Practices
-----------------------------------

In pursuing its investment objective, the Fund may engage in the principal and nonprincipal investment techniques and practices set forth below. Those techniques and practices that the Fund intends to employ currently are indicated by a filled circle (*), those that the Fund does not currently intend to use but which the Fund reserve to use at any time in the future are indicated by an open circle (0). The Fund may not use all of these techniques and practices. The Fund's principal investment strategies, security types and accompany risks are set forth in the Prospectus. The Fund's nonprincipal investment techniques and corresponding risks are more fully described in the Fund's SAI.



                                              *   Fund uses or currently
                                                  anticipates using
                                              0   Permitted, but Fund does not
Investment Technique or Practice                  currently anticipate using



PRINCIPAL INVESTMENT TECHNIQUES OR STRATEGIES

Collateralized* Repos                                                     *
U.S. Treasuries & Strips                                                  *
FNMA, FHLMC, FFCB, SLMA, FHLB                                             *
SBA Loan Pools                                                            *
MBS  passthru's
     GNMA                                                                 *
     FNMA AND FHLMC                                                       *
TVA                                                                       *
Municipal Securities:
     GO's                                                                 *
     Ban's and Tan's                                                      *
     PreRefunded Munis                                                   *
Sallie Mae ABS                                                            *
Asset Backed Securities rated 20% risk based                              *
CMO's:
     GNMA                                                                 *

OTHER INVESTMENT TECHNIQUES OR STRATEGIES

Mutual Funds                                                              0
SBA guaranteed portion purchased & evidenced by 1086                      0
USDA loans guaranteed that are purchased                                  0
asset-backed Commercial Paper from securitization process                 0
     rated A1/P1
Deposit Notes and Bank Notes                                              0
FHA loans                                                                 0
Whole Loan CMO's                                                          0
REFCO                                                                     0
Federal Financing Bank                                                    0
CMO's:
     VA Vendee                                                            0
Commercial Paper (backed by bank letter of credit)                        0
Bankers Acceptances:
     OECD institutions                                                    0
     nonOECD institutions with 1 year of less maturity                   0
CD's (uninsured):
     US and OECD Institutions                                             0
     nonOECD Institutions with 1 year of less maturity                   0
Eurodollar CD's:
     OECD institutions                                                    0
     nonOECD Institutions with 1 year of less mat.                       0


*Collateralized by securities by are otherwise anticipated to be used by the Fund.



                                   ACCESSOR 17

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

     o    Management's  discussion  about  recent  market  conditions,  economic
          trends  and  Fund   strategies  that   significantly   affected  their
          performance over the recent period


     o    Fund performance data and financial statements

     o    Fund holdings.

PORTFOLIO HOLDINGS. The Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus. For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

         Accessor Capital Management LP
         1420 Fifth Avenue, Suite 3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420
         web site:  www.accessor.com




         Securities and Exchange Commission
         Washington, DC  20549-0102
         Public Reference Section (202) 551-8090 (for inquiries regarding hours of operation only)
         email:  publicinfo@sec.gov
         web site:  www.sec.gov




You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.



                                   ACCESSOR 18

                             ACCESSOR(R) FUNDS, INC.
                          1420 FIFTH AVENUE, SUITE 3600
                                SEATTLE, WA 98101
                         (206) 224-7420 / (800) 759-3504
                                www.accessor.com





                       STATEMENT OF ADDITIONAL INFORMATION
                              Dated April 30, 2007





ACCESSOR(R)  FUNDS,  INC.  ("Accessor  Funds")  is  a  multimanaged,   openend
management investment company, known as a mutual fund. Accessor Funds currently consists of ten diversified investment portfolios (collectively, the "Underlying Funds"), and six diversified funds of funds investment portfolios (called the "Accessor Allocation Funds" or the "Allocation Funds") each with its own investment objective and policies. The nine Underlying Funds in this Statement of Additional Information are the Growth, Value, Small to Mid Cap Funds (the "Domestic Equity Funds") and International Equity Fund (collectively with the Domestic Equity Funds, the "Equity Funds") and the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, and Mortgage Securities Funds (the "Bond Funds") and U.S. Government Money Fund (collectively with the Bond Funds, the "Fixed-Income Funds"). The six Allocation Funds are the Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund and the Accessor Aggressive Growth Allocation Fund. These fifteen investment portfolios that are the subject of this Statement of Additional Information are each referred to as a "Fund" and collectively the "Funds".


Each Fund offers three classes of shares, Advisor Class Shares, Investor Class Shares, and C Class Shares. Fourteen Funds offer four classes of shares, the three aforementioned and the A Class Shares. The U.S. Government Fund offers an additional Institutional Class of shares. The share classes are offered through separate prospectuses for a total of three prospectuses: the Advisor Class Shares Prospectus, Investor Class Shares Prospectus, and the A Class and C Class Prospectus, each dated April 30, 2007 (collectively, the "Prospectuses"). Also, Advisor Class Shares and Institutional Class Shares of the U.S. Government Money Fund are offered through solo Prospectuses. A copy of the applicable Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above or by visiting our website at www.accessor.com. This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectuses.


Information from the Annual Report to Shareholders for the fiscal year ended December 31, 2006 and the (unaudited) Semi-Annual Report for the six months ended June 30, 2006, is incorporated by reference into this Statement of Additional Information. For a free copy of the Annual Report or Semi-Annual Report, call 1800759-3504 or visit our website at www.accessor.com.

Accessor Funds currently includes the following Funds:

GROWTH FUND  seeks capital growth.

VALUE FUND  seeks capital growth.

SMALL TO MID CAP FUND  seeks capital growth.

INTERNATIONAL EQUITY FUND  seeks capital growth.

HIGH YIELD BOND FUND  seeks high current income.

INTERMEDIATE FIXED-INCOME FUND  seeks generation of current income.

SHORT-INTERMEDIATE FIXED-INCOME FUND seeks preservation of capital and generation of current income.

MORTGAGE SECURITIES FUND  seeks generation of current income.

U.S. GOVERNMENT MONEY FUND seeks maximum current income consistent with the preservation of principal and liquidity.

LIMITED DURATION U.S. GOVERNMENT FUND  (not offered through this SAI)

ACCESSOR INCOME ALLOCATION FUND seeks high current income and some stability of principal.

ACCESSOR INCOME & GROWTH ALLOCATION FUND seeks high current income and some potential capital appreciation.

ACCESSOR BALANCED ALLOCATION FUND seeks moderate current income and some potential capital appreciation.

ACCESSOR GROWTH & INCOME ALLOCATION FUND seeks moderate potential capital appreciation and some current income.

ACCESSOR GROWTH ALLOCATION FUND seeks high potential capital appreciation and some current income.

ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND seeks high potential capital appreciation.

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY.............................................4
INVESTMENT RESTRICTIONS, POLICIES AND RISKS.................................4
MANAGEMENT OF THE FUNDS....................................................29
CODE OF ETHICS.............................................................34
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................34
INVESTMENT ADVISORY AND OTHER SERVICES.....................................44
VALUATION..................................................................75
FUND TRANSACTION POLICIES..................................................76
PERFORMANCE INFORMATION....................................................78
TAX INFORMATION............................................................87
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................92
FINANCIAL STATEMENTS......................................................100
PROXY VOTING POLICIES AND PROCEDURES......................................101
APPENDIX A  RATINGS OF DEBT INSTRUMENTS..................................A1
APPENDIX B  PROXY VOTING POLICIES AND PROCEDURES........................B1

                         GENERAL INFORMATION AND HISTORY





Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue fifteen billion shares of common stock, $.001 par value per share, and is currently divided into 16 Funds, 15 of which are discussed in this SAI. All Funds except the Intermediate Fixed-Income Fund in this SAI offers four classes of shares, Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares. The Intermediate Fixed-Income Fund does not offer A Class Shares. In addition, the U.S. Government Money Fund has offers an Institutional Class Shares. The Funds' Board of Directors ("Board of Directors") may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Accessor Funds, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of a Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Funds' shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. When you invest in a Fund, you acquire freely transferable shares of common stock that entitle you to receive annual, quarterly or monthly dividends as determined by the Fund's Board of Directors and to cast a vote for each Fund share you own at shareholder meetings.



Accessor Capital Management LP ("Accessor Capital"), a Washington limited partnership, is the manager and administrator of Accessor Funds pursuant to Management Agreements with Accessor Funds. Accessor Capital is also Accessor Funds' transfer agent, registrar, and dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds.


INVESTMENT RESTRICTIONS, POLICIES AND RISKS


Each Underlying Fund's investment objective is "fundamental". Each Fund has certain investment restrictions that are also "fundamental". A fundamental objective or restriction may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the outstanding voting securities of a Fund means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Each Allocation Fund's investment objective and each Fund's investment restrictions and policies designed as "nonfundamental" may be changed without the approval of shareholders. This section of the Statement of Additional Information describes the Funds' investment restrictions and other policies.

INVESTMENT RESTRICTIONS


           FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

Each Underlying Fund is subject to the following "fundamental" investment restrictions unless otherwise indicated. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction unless otherwise noted. Unless otherwise indicated, each Underlying Fund may not:

1. With respect to 75% of it's total assets, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities")) if as a result, (i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; however, with respect to 100% of its total assets, the U.S. Government Money Fund may not purchase any security (other than U.S. Government Securities) if as a result: (i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Purchase any securities of an issuer (other than U.S. Government Securities) in a particular industry if, as a result, 25% or more of its total assets would be invested in one or more issuers having their principal business activities in the same industry.

3. Borrow money or pledge its assets except to the extent such borrowing or pledging of assets is not prohibited by the 1940 Act and exemptive orders granted under such Act.

* 4. Issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

* 5. Buy or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, exploration or development programs, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Funds reserve the freedom of action to hold and to sell real estate, mineral leases, exploration or development programs, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities; provided, however that the U.S. Government Money Fund may not buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, other than securities of real estate investment trusts and real estate limited partnerships.

6. Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

7. Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

*For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.


NONFUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS OF THE UNDERLYING FUNDS

The following are each Underlying Fund's nonfundamental investment policies and restrictions. These policies and restrictions may be modified or eliminated without shareholder approval. However, the nonfundamental investment policies in paragraphs 1 through 7 below may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. For purposes of a Fund's policy of investing at least 80% of its net assets in a particular type of investment, "net assets" will include any borrowings made for investment purposes.

1. Under normal circumstances, the Small to Mid Cap Fund will invest at least 80% of its assets in stocks issued by small and medium capitalization issuers. For purposes of this policy, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment.

2. Under normal circumstances, the International Equity Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities and warrants.

3. Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its assets in lower-rated, highyield corporate bonds, commonly referred to as "junk bonds." For purposes of this policy, highyield bonds are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality by the Money Manager.

4. Under normal circumstances, the Intermediate Fixed-Income Fund will invest at least 80% of its assets in Fixed-Income securities. The Fund will also seek to have a dollar-weighted average portfolio duration of between three and ten years.

5. Under normal circumstances, the Short-Intermediate Fixed-Income Fund will invest at least 80% of its assets in Fixed-Income securities. The Fund will also seek to have a dollar-weighted average portfolio duration of not less than two years nor more than five years.

6. Under normal circumstances, the Mortgage Securities Fund will invest at least 80% of its assets in mortgage-related securities.

7. Under normal circumstances, the U.S. Government Money Fund will invest at least 80% of its assets in short-term U.S. Government Securities, subject to nonfundamental restriction number 24.

8. Each Underlying Fund (other than the U.S. Government Money Fund) may invest up to 15% of its net assets in illiquid securities and the U.S. Government Money Fund may invest up to 10% of its net assets in illiquid securities; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

9. Each  Underlying  Fund may not effect short sales,  although each  Underlying
Fund (except for U.S. Government Money Fund) may effect short sales against-the-box; provided, however, that not more than 25% of such Underlying Fund's net assets (determined at the time of the short sale) may be subject to short sales against-the-box.

10. Each Underlying Fund may not purchase securities on margin (except that an Underlying Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments of up to 5% of its total assets after taking into account unrealized profits and losses in connection with transactions in futures contracts and related options).

11. Each Underlying Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions or as part of a merger, consolidation or other
acquisition,  or as set  forth  under  "Investment  Policies    Collateralized
Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")." Under the 1940 Act, a Fund may not (i) invest more than 10% of its total assets (taken at current value) in such securities; (ii) own securities of any one investment company that has a value in excess of 5% of the Fund's total assets (taken at current value); or (iii) own more than 3% of the outstanding voting stock of any one investment company.

12. Each Underlying Fund may not invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

13. Each Underlying Fund may not make investments for the purpose of exercising control of management.

14. Each Underlying Fund may not acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

15. Each Underlying Fund may not purchase warrants if as a result the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to this limitation. The U.S.

Government Money Fund may not purchase warrants. Rights or warrants acquired as a result of ownership of other instruments shall not be subject to this limitation.

16. Each Underlying Fund's (except the Mortgage Securities Fund) entry into reverse repurchase agreements and dollar rolls, together with its other borrowings, is limited to 5% of its net assets. The Mortgage Securities Fund may invest up to 25% of its net assets in reverse repurchase agreements and dollar rolls.

17. Each Underlying Fund may invest up to 20% of its net assets in publicly traded real estate investment trusts ("REITs"); provided, however, that U.S. Government Money Fund may not invest in REITs.

18. The International Equity Fund will not enter into forward contracts on a regular basis or continuous basis if it would have 25% or more of its gross assets denominated in the currency of the contract or 10% of the value of its total assets committed to such contracts, where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

19. The Bond Funds and the International Equity Fund may invest up to 5% of their net assets in inverse floaters.

20. No Underlying Fund will invest more than 5% of its net assets in privately-issued STRIPS.

21. The Underlying Funds may invest up to 5% of their net assets in Municipal Securities (Fixed-Income securities issued by states, counties and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States). The Underlying Funds may also invest in Fixed-Income securities issued by foreign governments and their agencies.

22. Each Underlying Fund (except the Mortgage Securities Fund and U.S. Government Money Fund) may invest in foreign securities. While the Growth Fund, Value Fund, and Small to Mid Cap Fund do not currently intend to, each may invest up to 20% of its net assets in common stocks of foreign issuers.

23. Consistent with applicable regulatory requirements, each Underlying Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest.

24. The U.S. Government Money Fund may not purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by nonfundamental restriction number 11.

25. The U.S. Government Money Fund utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (the "SEC"). Accordingly, the U. S. Government Money Fund will limit its investments to those instruments with a maturity of 397 days or less, and which are issued by the U.S. Government, its agencies and instrumentalities.

26. Each Underlying Fund (other than the U.S. Government Money Fund) is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by a Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests. Under normal circumstances, no more than 20% of a Fund's net assets will be comprised of cash or cash equivalents, as discussed below. Each Underlying Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary or defensive purposes when its Money Manager believes that a more conservative approach is desirable. The Underlying Funds (other than the U.S. Government Money Fund) also may create equity or Fixed-Income exposure for cash reserves through the use of options or futures contracts in accordance with their investment objectives to minimize the impact of cash balances. This will enable the Funds to hold cash while receiving a return on the cash that is similar to holding equity or Fixed-Income securities. Each Underlying Fund (other than the U. S. Government Money Fund) may invest up to 20% of its net assets in:

     (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

     (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other nonbank entity, such insurance company or other nonbank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

     "Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (E.G., A1/P1) or one of the two highest long-term rating categories (E.G., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

In selecting commercial paper and other corporate obligations for investment by an Underlying Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Accessor Capital monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Fund. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Funds' credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

26. The Underlying Funds will not invest in Fixed-Income securities, including Fixed-Income securities of foreign issuers or convertible securities, rated by S&P or Moody's, or in unrated securities, which are deemed by Accessor Capital or a Money Manager at the time of purchase to be of a lesser credit quality than those designated, as follows:


Fund                                                    Rating

Growth, Value, Small to Mid Cap, International          less than A
Equity, Mortgage Securities, and U.S. Government
Money Funds

Intermediate Fixed-Income and Short-Intermediate        less than A, except no more than 20% of its assets
Fixed-Income Funds                                      in securities rated BBB (S&P) or Baa (Moody's), and
                                                        no more than 6% of its assets in securities
                                                        rated BB (S&P) or Ba (Moody's)

High Yield Bond Fund                                    rated higher than BB+ and lower than CCC (S&P) or
                                                        higher than Ba1 or lower than Caa3 (Moody's) (with
                                                        respect to 80% of its net assets)


These ratings are modified with a plus (+) or minus () sign by S&P and with a 1, 2 or 3 by Moody's to show the relative standing within the rating category. (See Appendix A for more information about these ratings.)

While the Growth, Value, Small to Mid Cap, and International Equity Funds do not currently intend to, each may invest up to 20% of its net assets in Fixed-Income securities. The International Equity Fund may invest in Fixed-Income securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations. Accessor Capital monitors the credit quality of securities purchased for the Funds and reports to the Board of Directors on a quarterly basis. The Board of Directors reviews these reports. In selecting commercial paper and other corporate obligations for investment by an Underlying Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund's credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.


FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE ACCESSOR ALLOCATION FUNDS

Each Allocation Fund is subject to the following "fundamental" investment restrictions that may only be changed by approval of a majority of the Fund's shareholders. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions. The investment limitations set forth below relate only to the Allocation Funds, and may not necessarily apply to the Underlying Funds in which the Allocation Funds invest. Accordingly, each of the Allocation Funds may not:

1. Borrow money or issue senior securities, except as permitted by the 1940 Act;

2. Underwrite securities issued by others, except to the extent the Allocation Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities or in connection with the investment in other investment companies;

3. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Allocation Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Allocation Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);


5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Allocation Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or


6. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS OF THE ALLOCATION FUNDS

The   following   are  each   Allocation   Fund's   nonfundamental   investment
restrictions. These restrictions may be modified or eliminated upon approval of a majority of the Independent Directors but without shareholder approval.

1. Each Allocation Fund does not currently intend to purchase securities on margin, except that each Allocation Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

2. Each Allocation Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3. Each Allocation Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets (at current value, not only at time of purchase) would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

4. Each Allocation Fund may invest in short-term instruments, U.S. Government Securities and money market instruments for temporary defensive purposes when Accessor Capital believes that a more conservative approach is desirable.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of investments in which an Underlying Fund may invest, strategies the Underlying Funds may employ and a summary of related risks. The Allocation Funds invest primarily in the Underlying Funds and, although unlikely, may directly invest in some of the investments described below. Consequently, the Allocation Funds are also subject to the risk considerations set forth below.

ASSET-BACKED SECURITIES offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in passthrough structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage passthrough structures described below in "Risks of Investing in asset-backed and mortgage-related Securities" or in a paythrough structure similar to the collateralized mortgage structure.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICs"). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Fixed-Income Funds may invest only in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and in CMOs issued by FHLMC.


A REMIC must elect to be, and must qualify for treatment as such, under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Bond Funds do not intend to invest in residual interests and the U.S. Government Money Fund will not invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multiclass securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS") are bonds backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages. The principal on mortgage-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.


CORPORATE OBLIGATIONS. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variableamount master demand notes); (iii) repurchase agreements
involving    investmentgrade    debt   obligations;    and   (iv)   convertible
securitiesdebt obligations of corporations convertible into or exchangeable for equity securities.

DURATION. Duration is one of the fundamental tools used by the Money Managers of the Bond Funds in security selection. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to change by approximately three percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

A fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a fund's net asset value (the "NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a Fixed-Income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

Under normal market conditions, the Intermediate Fixed-Income Fund seeks to have a dollar-weighted average portfolio duration of between three and eight years, and the Short-Intermediate Fixed-Income Fund seeks to have a dollar-weighted average portfolio duration of no less than two years nor more than 5 years. In addition, under normal market conditions, it is expected that the Intermediate Fixed-Income Fund will generally have an average portfolio maturity of between 3 and 10 years, and the Short-Intermediate Fixed-Income Fund will generally have an average portfolio maturity of between 1 and 6 years.

EMERGING MARKET COUNTRIES. POLITICAL AND ECONOMIC FACTORS. Investing in emerging market countries involves potential risks relating to political and economic developments abroad. Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in emerging countries, which could affect the value of securities in the Funds. The value of the investments made by the Funds will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the emerging countries in which the Funds have invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments, which could affect investments in those countries. While the Money Managers intend to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings. The Funds will treat investments that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

Certain of the risks associated with investments generally are heightened for investments in emerging countries. For example, securities markets in emerging countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in emerging countries than about domestic issuers. Emerging market country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in emerging countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the Funds due to subsequent declines in value of securities or, if the Funds have entered into a contract to sell securities, could result in possible liability to the purchaser.

Certain emerging countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Costs associated with transactions in securities of companies in emerging countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (i.e., the increase or decrease in market prices which may result when a Fund purchases or sells thinly traded securities), and the difference between the bidask spread. Each one of these components may be significantly more expensive in emerging countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

Throughout the last decade many emerging countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

FOREIGN  CURRENCY  TRANSACTIONS.  The  International  Equity Fund may enter into foreign currency transactions. The value of the assets of the International Equity Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and it may incur costs in connection with conversions between various currencies. The International Equity Fund will conduct foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies ("forward contracts"). The International Equity Fund may enter into forward foreign currency exchange contracts for hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements and no commissions are charged for such trades.

The International Equity Fund may enter into forward contracts when the Money Manager determines that the best interests of the Fund will be served, such as circumstances to protect its value against a decline in exchange rates, or to protect against a rise in exchange rates for securities it intends to purchase, but it will not use such contracts for speculation. The International Equity Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. When the International Equity Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the U.S. dollar costs or proceeds. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the International Equity Fund will be able to protect against possible losses between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Such contracts may limit potential gains that might result from a possible change in the relationship between the U.S. dollar and such foreign currency. There is no limitation on the value of forward contracts into which the International Equity Fund may enter. When effecting forward foreign currency contracts, cash or liquid assets of the International Equity Fund of a dollar amount having an aggregate value, measured on a daily basis, at least sufficient to make payment for the portfolio securities to be purchased will be segregated on the International Equity Fund's records at the trade date and maintained until the transaction is settled.

When the Money Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the International Equity Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longerterm investment decisions made with regard to overall diversification strategies. The International Equity Fund's Custodian will segregate cash, equity or debt securities in an amount not less than the value of the International Equity Fund's total assets committed to forward contracts entered into under this second type of transaction.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the International Equity Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchases) if the market value of the security is less than the amount of foreign currency the International Equity Fund are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the International Equity Fund is obligated to deliver.

This method of protecting the value of the International Equity Fund's portfolio securities against a decline in the value of the currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange that one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN SECURITIES. The Funds (with the exception of the Mortgage Securities, U.S. Government Money Fund and the Accessor Allocation Funds) may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

If a security is denominated in a foreign currency, such security will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly when the amount of income the Fund is required to distribute is not immediately reduced by the decline in such security. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency which must be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

A Fund may invest in foreign securities by purchasing such securities directly or by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in securities held by arrangement with the bank. The Funds will normally invest in American Depository Receipts ("ADRs"), which are the receipt denominated in U.S. dollars for shares of a foreignbased corporation held by a U.S. bank and entitling the purchaser of the ADR to all dividends and capital gains in the foreign corporation. Depository receipts can either be "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying securities. Less information about the issuer of the underlying securities may be available in the case of unsponsored depository receipts.

FORWARD COMMITMENTS. A Fund (other than the Allocation Funds) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

FUTURES CONTRACTS. Each Fund (other than the U.S. Government Money Fund and the Allocation Funds) is permitted to enter into financial futures contracts, stock index futures contracts, commodities futures contracts and related options thereon ("futures contracts") in accordance with its investment objective. The International Equity Fund also may purchase and write futures contracts on foreign currencies. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

Futures contracts are traded on "contract markets" designated by the Commodity Futures Trading Commission. Trading is similar to the manner stock is traded on an exchange, except that all contracts are cleared through and guaranteed to be performed by a clearing corporation associated with the commodity exchange on which the futures contract is traded. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract, which cancels the original contract to make or take delivery.

Upon entering into a futures contract, a Fund is required to deposit "initial margin" with its custodian (in the name of the futures broker through whom the transaction was effected). Initial margin deposits are generally equal to a percentage of the contract's value (typically 5%). Subsequent daily payments are made between the Fund and futures broker to maintain the initial margin at the specified percentage. Also, a Fund will not enter into any such contracts unless it owns either (i) an offsetting ("covered") position in securities or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations not covered as provided in (i) above. The purchase and sale of futures contracts and collateral arrangements with respect thereto are not deemed to be a pledge of assets and such arrangements are not deemed to be a senior security.

A "short hedge" is taking a short position in the futures market (that is, selling a financial instrument or a stock index futures contract for future delivery on the contract market) as a temporary substitute for sale of the financial instrument or common stock, respectively, in the cash market, when a Fund holds and continues to hold the financial instrument necessary to make delivery under the financial futures contract or holds common stocks in an amount at least equal in value to the stock index futures contract.

A "long hedge" is taking a long position in the futures market (that is, purchasing a financial instrument or a stock index futures contract for future delivery on a contract market) as a temporary substitute for purchase of the financial instrument or common stock, respectively, in the cash market when the Fund holds and continues to hold segregated liquid assets sufficient to take delivery of the financial instrument under the futures contract.

A "stock index futures contract" is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the contract index. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Upon the termination of the contract, settlement is the difference between the contract price and the actual level of the stock index at the contract expiration and is paid in cash.

A "financial futures contract" (or an "interest rate futures contract") is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes, bills, commercial paper and bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made.

A "commodities futures contract" is a contract to buy or sell specified units of a commodity at a specified future date at a price agreed upon when the contract is made. Commodities include meats, grains, metals and energy products.

It is anticipated that the primary use of stock index futures contracts will be for a long hedge in order to minimize the impact of cash balances. For example, a Fund may sell stock when a Money Manager determines that it no longer is a favorable investment, anticipating investing the proceeds in different stocks. Until the proceeds are reinvested in stocks, the Fund may purchase a long position in a stock index futures contract.


The Funds (other than the U.S. Government Money Fund) may purchase options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a stock index futures contract at any time during the life of the option at a specified price and options on financial futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a financial futures contract at any time during the life of the option at a specified price.


Stock index futures contracts may be used by the Equity Funds as a hedge during or in anticipation of market decline. For example, if the market was anticipated to decline, stock index futures contracts in a stock index with a value that correlates with the declining stock value would be sold (short hedge) which would have a similar effect as selling the stock. As the market value declines, the stock index future's value decreases, partly offsetting the loss in value on the stock by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

Financial futures contracts may be used by the Bond Funds as a hedge during or in anticipation of interest rate changes. For example, if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which have a similar effect as selling bonds. Once interest rates increase, Fixed-Income securities held in a Fund's portfolio would decline, but the futures contract value decreases, partly offsetting the loss in value of the Fixed-Income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

The Funds may purchase a put option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

There are certain investment risks in using futures contracts as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts and the price movement of the portfolio securities that are the subject of the hedge. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities and currencies, and differences between the financial instruments being hedged and the instruments underlying the futures contracts available for trading with respect to interest rate levels and maturities. Another risk is that a liquid secondary market may not exist for a futures contract, causing a Fund to be unable to close out the futures contract and thereby affecting a Fund's hedging strategy.


INTEREST RATE SWAPS: In entering into an interest rate swap, one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. A Fund typically uses swaps as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risk, such as interest rate risk. A Fund's use of swaps or other derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund's use of derivatives is that the fluctuation in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition some derivatives are more sensitive to interest rate changes and market price fluctuation than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Money Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.


ILLIQUID SECURITIES. Illiquid securities are (i) securities that are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act");
(ii) securities which are otherwise not readily marketable; (iii) repurchase agreements having a maturity of longer than seven days; (iv) certain interest only ("IO")/principal only ("PO") strips; and (v) and overthecounter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVERSE FLOATERS. Inverse floaters are securities with a variable interest rate that varies in inverse proportion to the direction of an interest rate, or interest rate index. Inverse floaters have significantly greater risk than conventional Fixed-Income instruments. When interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional Fixed-Income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional Fixed-Income instruments of similar maturity. If the Bond Funds or the International Equity Fund invest in inverse floaters, they will generally treat inverse floaters as illiquid securities except for (i) inverse floaters issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Accessor Capital and the Money Managers for the Funds subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

INVESTMENT COMPANIES (including ETFs and HOLDRS). A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to
the  organization's   objective.   Mutual  funds,  closedend  funds,  and  unit
investment trusts are the three types of investment companies.

Exchange traded funds (ETFs) are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index. ETFs may include:

          STANDARD & POOR'S DEPOSITARY RECEIPTS (SPY) SPDR Trust, Series 1, usually referred to as "Spiders," tracks the S&P 500 index. Select Sector SPDRs track various sector indices that carve up the S&P 500 index into separate industry groups. SPDR Trust, Series 1 is structured as a unit investment trust, but Select Sector SPDRs are openend funds;

          DIAMONDS (DIA) follow the Dow Jones Industrial Average; and the NASDAQ100 TRUST (QQQ), or Cubes, benchmark the Nasdaq 100 index;

          STREETTRACKS  are a group  of ETFs  managed  by  State  Street  Global
     Advisors.   These  ETFs  track   various   indexes,   including  Dow  Jones
     stylespecific and global indexes, technology indexes from Morgan Stanley Dean Witter, and the Wilshire REIT index. streetTracks are openend funds, not unit investment trusts, and trade on the American Stock Exchange; or

          ISHARES are a group of ETFs advised and marketed by Barclays Global Investors. iShares are structured as openend mutual funds.

          ETF shareholders are subject to risks similar to those of holders of other diversified portfolios. A primary consideration is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income exchange traded fund, respectively. This is because an equity (or bond) ETF represents interest in a portfolio  of stocks (or bonds).  When  interest  rates  rise,  bond prices generally will decline, which will adversely affect the value of fixed income ETFs. Moreover, the overall depth and liquidity of the secondary market may also fluctuate. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic, political instability in other nations. Although exchange traded funds are designed to provide investment results that generally correspond to the price and yield performance of their respective underlying indexes, the trusts may not be able to exactly replicate the performance of the indexes because of trust expenses and other factors.

          HOLDING COMPANY DEPOSITORY RECEIPTS (HOLDRs), are securities that represent ownership in the common stock or American Depository Receipts
     (ADR) of specified  companies in a  particular  industry,  sector or group.
     Both ETFs and HOLDRS represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient. Unlike ETFs, HOLDRs can only be bought and sold in 100share increments. HOLDRs do not have creation units like ETFs, but investors may exchange 100 shares of a HOLDRs for its underlying stocks at any time. Existing HOLDRs focus on narrow industry groups. Each initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. HOLDR shareholders are subject to the same risks entailed in direct stock ownership. Because the value of HOLDRS is directly related to the value of the underlying securities, it is important to remember that you could lose a substantial part of your original investment in HOLDRS. HOLDRs are subject to market risk; underlying stock risk; sector risk; trading risk; lack of management. Investors in HOLDRS cannot expect to benefit from the involvement of an active portfolio manager who seeks out opportunities and avoids risk in a sector. The underlying stocks in HOLDRS were selected without regard for their value, price performance, volatility or investment merit. They may or may not have been recommended by Merrill Lynch and Sector changes The composition of a HOLDR doesn't change after issue, except in special cases like corporate mergers, acquisitions or other specified "Reconstitution Events". As a result, stocks selected for those HOLDRS with a sector focus may not remain the largest and most liquid in their industry. They may even leave the industry altogether. If this happens, your HOLDRS may not provide the same targeted exposure to the industry that was initially expected.


LEVERAGE. Some transactions may give rise to a form of leverage. These transaction may include, among others, derivatives, reverse repurchase agreements, and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, a Fund will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund' portfolio will be magnified when a Fund uses leverage. A Fund will also have to pay interest on its borrowings, reducing the Fund's return. This interest may be greater than the Fund's return on the underlying investment.


LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Accessor Funds on behalf of each Underlying Fund claimed an exclusion from the definition of a commodity pool operator ("CPO") under the Commodity Exchange Act and therefore is not subject to regulation as a CPO.

lower-rated DEBT SECURITIES. Debt securities rated lower than BBB by S&P or Baa by Moody's are commonly referred to as "junk bonds". Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debts securities.

The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debttoequity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higherrated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higherrated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by an Underlying Fund defaulted, the Underlying Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's NAV. lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability to both value accurately lower-rated debt securities and a Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.

MONEY MARKET INSTRUMENTS. Each Underlying Fund (other than the U. S. Government Money Fund) may invest up to 20% of its net assets in:

          (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

          (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other nonbank entity, such insurance company or other nonbank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A1/P1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.


mortgage-related SECURITIES. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities." Most mortgage-related securities are passthrough securities, which mean that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. Each Underlying Fund may invest in mortgage-related securities, and, in particular, mortgage passthrough securities, mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates"), FNMA and FHLMC mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). GNMA creates mortgage-related securities from pools of Governmentguaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The GNMA, FHLMC or FNMA Certificates are called passthrough Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund).

The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

In the case of mortgage passthrough securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose a Fund to a lower rate of return upon re-investment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. re-investment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

In addition, tracking the "passthrough" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Funds' Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in bookentry form and should not be subject to this risk of delays in timely payment of income.

Each Underlying Fund may invest in passthrough mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, prespecified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

In addition to GNMA, FNMA or FHLMC Certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, each Underlying Fund (except U.S. Government Money
Fund) may also may invest in passthrough mortgage-related securities where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. Stripped mortgage-related securities have greater market volatility than other types of mortgage-related securities in which the Underlying Funds (except U.S. Government Money Fund) may invest. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Underlying Funds (except

U.S. Government Money Fund) will treat IOs and POs as illiquid securities except where the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Additionally the security will be treated as illiquid unless: (i) it is rated at least BBB/Baa or a comparable rating from another nationally recognized statistical ratings organization ("NRSRO"), (ii) at least two dealers make a market in the security, (iii) there are at least three sources from which a price for the security is readily available; and (iv) the security is U.S. government issued and backed by fixed-rate mortgages.

OPTIONS. The Funds' (other than the U.S. Government Money Fund and the Allocation Funds) may purchase put and call options and write (sell) "covered" put and "covered" call options. The Domestic Equity Funds may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the overthecounter ("OTC") market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Domestic Equity Funds may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The International Equity Fund may purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The International Equity Fund may write covered put and call options on currencies to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a currency that it owns against a decline in value and purchase call options in an effort to protect against an increase in the price of currencies it intends to purchase. The currency options are traded on national currency exchanges, the OTC market and by large international banks. The International Equity Fund may trade options on international stocks or international stock indices in a manner similar to that described above. The Bond Funds may purchase and write options on U.S. Government securities. The Bond Funds may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase. All options on U.S. Government securities purchased or sold by the Bond Funds will be traded on U.S. securities exchanges or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations under the call option not covered as provided in (i) above. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if a Fund deposits with Accessor Funds' Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.

The Funds may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on the Nasdaq Stock Market. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

Listed options are thirdparty contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Funds. OTC options differ from exchangetraded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Funds would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Funds must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

The Funds will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Fund exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Underlying Funds will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Fund's total net assets, subject to the foregoing limitations.

If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. Each Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

RISKS OF TRANSACTIONS IN OPTIONS. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Funds intend to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions. The Funds will treat purchased OTC options and cover for written OTC options as illiquid unless the OTC option written by the Fund is sold to a dealer who agrees that the Fund may repurchase the option at a maximum price determined by a formula in the option agreement. The cover for that option will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

PRIVATELY-ISSUED STRIP SECURITIES. The Funds (other than the Allocation Funds) may invest in principal portions or coupon portions of U.S. Government
Securities that have been separated (stripped) by banks, brokerage firms, or other entities ("privately-issued STRIPS"). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than nonstripped securities.

REAL ESTATE RELATED SECURITIES. A real estate investment trust is an investment trust that owns and manages a pool of commercial properties and mortgages and other real estate assets; shares can be bought and sold in the stock market. Publicly traded REITs generally engage in acquisition, development, marketing, operating and long-term ownership of real property. A publicly traded REIT meeting certain asset income and distribution requirements will generally not be subject to federal taxation on income distributed to its shareholders.


REAL ESTATE INVESTMENT TRUSTS ("REITs"). The Funds (with the exception of the U.S. Government Money Fund and the Allocation Funds) may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and selfliquidation. REITs are also subject to the possibilities of failing to qualify for taxfree passthrough of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.


REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividendsreceived deduction, or, generally, for treatment as qualified dividend income. The Funds do not currently intend to invest a significant portion of their assets in REITs but have the flexibility to invest up to 20%.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a Fund purchases a Fixed-Income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by Fifth Third Bank, the Funds' custodian (the "Custodian"), either physically or in a bookentry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government Securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist a

Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longerterm nature. Each Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risks Illiquid Securities."

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund (except for the Accessor Allocation Funds) may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby a Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Bond Funds may also enter into dollar rolls in which the Funds sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

At the time a Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

Reverse repurchase agreements and dollar rolls are considered borrowings by the Funds for purposes of the percentage limitations applicable to borrowings.

RIGHTS AND WARRANTS. Warrants are instruments that give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions" for a description of the Funds' abilities to invest in warrants and rights.

RISKS OF INVESTING IN ASSET-BACKED AND MORTGAGE-RELATED SECURITIES. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Bond Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for re-investment by the Bond Funds are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other Fixed-Income securities from declining interest rates because of the risk of prepayment.

asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

RULE 144A SECURITIES. Each Fund (other than the Allocation Funds) may purchase securities that are not registered under the Securities Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities.

Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Accessor Capital anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144Aeligible restricted securities held by the Funds, however, could affect adversely the marketability of such Funds' securities and, consequently, the Funds might be unable to dispose of such securities promptly or at favorable prices. Accessor Capital will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Securities issued pursuant to Rule 144A are not deemed to be illiquid. The Money Manager will monitor the liquidity of such restricted securities subject to the supervision of Accessor Capital and the Board of Directors. In reaching liquidity decisions, the Money Manager must first find that the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and that there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Furthermore, the security will be considered liquid if the following criteria are met: (a) at least two dealers make a market in the security; (ii) there are at least three sources from which a price for the security is readily available; and (iii) settlement is made in a "regular way" for the type of security at issue.

SECURITIES LENDING. Consistent with applicable regulatory requirements, each Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. A short sale is a transaction in which a fund sells a security it does not own but borrows for purposes of delivery, in anticipation of a decline in the market value of that security. Short sales against-the-box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind and amount to the securities sold short). Each Underlying Fund (other than the U.S. Government Money Fund) may make such sales or maintain a short position, provided that at all times when a short position is open, the Fund sets aside in a segregated custodial account while the short sales remains outstanding an equal amount of such securities or securities convertible or exchangeable for such securities without the payment of any further consideration for the securities sold short.

SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

TEMPORARY DEFENSIVE POLICIES. If, in the opinion of Accessor Capital and/or the Money Manager, as applicable, market or economic conditions warrant, the Funds may adopt a temporary defensive strategy.

During these times, the average dollar weighted portfolio duration of the Intermediate Fixed-Income Fund may fall below three years, or rise to as high as fifteen years and the average dollar weighted portfolio duration of the Short-Intermediate Fixed-Income Fund may fall below one year, or rise to as high as fifteen years. In such event, these Funds will be subject to greater or less risk depending on whether average dollar weighted portfolio duration is increased or decreased. At any time that these Funds' average dollar weighted portfolio duration is increased, the Funds are subject to greater risk, since at higher durations a Fund's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when these Fund's average dollar weighted portfolio duration is decreased, the Fund is subject to less risk, since at lower durations a Fund's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Accessor Capital and/or the Money Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Funds to their designated average dollar weighted portfolio duration.

U.S.  GOVERNMENT   SECURITIES.   U.S.  Government  Securities  are  highquality
securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. U.S. Government Agencies, or its instrumentalities are also collectively referred to as Government Sponsored Entities (GSEs). The types of U.S. Government obligations in which the Funds may at times invest include: (1) a variety of United States Treasury obligations, which differ only in their interest rates, maturities and times of issuance, I.E., United States Treasury bills having a maturity of one year or less, United States Treasury notes having maturities of one to ten years, and United States Treasury bonds generally having maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Treasury (such as GNMA Participation Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and FNMA). In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Funds may purchase U.S. Government obligations on a forward commitment basis. Government Sponsored Entities (GSEs) are financing entities created by Congress to fund loans to certain groups of borrowers such as homeowners, farmers and students. GSEs are also sometimes referred to as federal agencies or federally sponsored agencies. All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Some carry the same full faith and credit guarantee that is a characteristic of a U.
S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an IMPLICIT guarantee in that there is no EXPLICIT obligation on the part of the U. S. Government to make good on obligations of these GSEs. Secondly, some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Thirdly, under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission ("SEC"). All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Certain GSEs also carry the same full faith and credit guarantee that is a characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an IMPLICIT guarantee in that there is no EXPLICIT obligation on the part of the
U. S. Government to make good on obligations of these GSEs. The Fund may invest in all such GSEs.

VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for Fixed-Income obligations with a fixed interest rate.

The U.S. Government Money Fund may purchase variable rate U.S. Government Securities which have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate U.S. Government Securities on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Funds (except for the Accessor Allocation Funds) may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Money Manager of a Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.

ZERO-COUPON SECURITIES. Each Underlying Fund may invest in zero-coupon securities. A zero-coupon security has no cashcoupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for passthrough treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.


                   DISCLOSURE OF THE FUNDS' PORTFOLIO HOLDINGS


In accordance with rules established by the SEC, each Fund sends Semi-Annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarterend. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form NQ, which is filed with the SEC within 60 days of quarterend. Each Fund's complete portfolio holdings as reported in annual and Semi-Annual reports and on Form NQ are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). Certain Funds may disclose their portfolio holdings more frequently than quarterly by placing them on the Fund's website, www.accessor.com, within 10 days of the end of each month.



The portfolio holdings of the Funds and other information concerning portfolio characteristics may be considered material, nonpublic information. The Board of Directors has adopted policies with respect to the disclosure of the Funds' portfolio holdings. These policies apply to all officers, employees and agents of the Funds, including the Funds' investment adviser. Such policies and procedures regarding the disclosure of portfolio securities are designed to prevent the misuse of material, nonpublic information about the Funds. It is the policy of the Funds not to separately disclose to any person the current portfolio holdings of the Funds and no person who is covered by this policy may disclose the current portfolio holdings to any person, except as provided below.


Pursuant to this policy, for the legitimate business purposes stated below, the Funds' general policy of preventing selective disclosure of portfolio holdings will not apply in the following instances: (1) where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds; (2) where the person to whom the disclosure is made has expressly agreed in writing to maintain the disclosed information in confidence and such disclosure is made to such person in advancement of a valid business purpose of the Funds; (3) where disclosure is made to an entity whose primary business is the issuance of credit ratings, provided that the information is disclosed solely for the purpose of developing a credit rating and the entity's ratings are publicly available; or (4) as may be required by federal and/or securities laws or other regulatory bodies or entities. When portfolio holdings are disclosed for these legitimate business purposes, the Funds require that the party receiving the information enter into a confidentiality agreement, which prohibits the disclosure of the portfolio holdings information to any other party and prohibits any trading or other misuse of such information. Prior to the disclosure of the Funds' portfolio holdings for the legitimate business purposes as set forth above, the Funds' Chief Compliance Officer ("CCO") will review such request and make a determination that it is in the best interest of the Funds to disclose such information. In the event that such disclosure of information produces a conflict of interest, then the CCO will make a determination as to whether such conflict can be resolved or whether the disclosure cannot be made as a result of such conflict of interest.


Under their policies, the Funds do not disclose their portfolio holdings in exchange for compensation.


The Funds do have ongoing arrangements with certain specified persons or entities for the disclosure of the Funds' portfolio holdings. The Funds provide top ten portfolio holdings in certain marketing materials and on www.accessor.com at the end of each month. The Funds provide monthly portfolio holdings to reporting services such as Morningstar. Both the custodian and fund accounting agent have daily access to the portfolio holdings of each Fund. The public accounting firm receives the Funds portfolio holdings on at least a quarterly basis. Accessor Capital or the portfolio holdings information may be disclosed by the portfolio managers to broker dealers and other market participants in the normal course of portfolio trading. Accessor Capital or the portfolio managers may also share the Funds' holdings with other service providers, such as to assist with proxy voting, corporate actions or performance attribution.


As of April 15, 2007, the following entities receive portfolio holdings information as specified:


Firm                                       Purpose                 Timing       Lag Time



SEI Investments Global Funds Services       Fund Accounting Agent   Daily       None
Morgan Lewis                                Law Firm                Quarterly   one month
Deloitte & Touche LLP                       Public accounting firm  Quarterly   one month
Fifth Third Bank                            Custodian               Daily       None
Morningstar                                 Reporting Service       Monthly     10th business day
Money Managers                              Portfolio Manager       Daily       None
Lipper                                      Reporting Service       Monthly     10th business day
iMoneyNet                                   Reporting Service       Monthly     10th business day



The Funds do not have any other ongoing arrangements to provide portfolio holdings with any other persons.

The Board of Directors has authorized the Funds' CCO or its designee to authorize the release of the Funds' current portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. Whenever any person covered by these policies receives a request for information relating to the Funds' current portfolio holdings, such request must be made directly to the CCO or its designee who will make the determination whether the disclosure will be made in that instance. The Funds' CCO reports quarterly to the Board of Directors if a disclosure of the Funds' current portfolio holdings was made outside of the requirements of this Policy. The CCO or its designee will maintain and preserve in an easily accessible place a copy of this Policy, and for a period of not less than six years, any written records completed in accordance with this Policy.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Funds to existing and prospective shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading the Funds shares and/or portfolio securities held by the Funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

                             MANAGEMENT OF THE FUNDS

The Directors and Officers of Accessor Funds are listed below. All Directors and Officers listed are currently Directors and Officers of Accessor Funds and have served in that capacity continuously since originally elected or appointed. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

                                                                                                    NUMBER OF
                                                                            PRINCIPAL             PORTFOLIOS IN
                                                                           OCCUPATIONS            FUND COMPLEX          OTHER
      NAME, ADDRESS             POSITION WITH           TERM OF            DURING PAST            OVERSEEN BY       DIRECTORSHIPS
         AND AGE                ACCESSOR FUNDS           OFFICE            FIVE YEARS               DIRECTOR            HELD

INTERESTED DIRECTORS


J. Anthony Whatley, III(1,2)  Director, President    Held since        Director and President,     16              None
Age 63                        & Principal            1991              Accessor Capital
1420 Fifth Avenue             Executive Officer                        Corporation, since
Seattle, WA 98101             Treasurer and          Held since        August 2000;
                              Principal Financial    2006              Executive Director
                              and Accounting Officer                   Accessor Capital
                                                                       Management LP since
                                                                       April 1991.


NONINTERESTED DIRECTORS



George G. Cobean, III         Director               Director Since    Director, Vice              16              Director, Action
Age 68                                               1991              President, Martinson,                       Auto Glass of
1420 Fifth Avenue                                                      Cobean & Associates,                        Tacoma, Inc.;
Seattle, WA 98101                                                      P.S. (certified public                      Director, Tigre
                                                                       accountants) since                          Tierra
                                                                       1973.                                       Manufacturing Co.

Geoffrey C. Cross             Director               Director Since    President, Geoffrey C.      16              None
Age 67                                               1993              Cross P.S., Inc.,
1420 Fifth Avenue                                                      (general practice of
Seattle, WA 98101                                                      law) since 1970.



Each Director is elected for an indefinite term, until his successor is elected.

==================================================================================================================================
(1) J. Anthony Whatley, III is an interested director of Accessor Funds due to his employment by and/or indirect interest in
    Accessor Capital.
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

      NAME, ADDRESS           POSITION WITH                TERM OF                       PRINCIPAL OCCUPATIONS
         AND AGE              ACCESSOR FUNDS                OFFICE                       DURING PAST FIVE YEARS


Daniel Yeung, CFA           Senior Vice President      Officer since 2007          Senior Investment Analyst, Accessor
Age 33                                                                             Capital Management,  since December
1420 Fifth Avenue                                                                  2006;    Investment     Consultant,
Seattle, WA  98101                                                                 Morningstar   Associates  LLC  from
                                                                                   December  2002  to  December  2006;
                                                                                   Research Analyst, Morningstar, Inc.
                                                                                   from  June  1997  through  December
                                                                                   2002; CFA Charterholder since 2000.


Linda V. Whatley(2)         Senior Vice President      Officer Since 1991          Vice President, Accessor Capital
Age 48                      & Assistant Secretary                                  Management LP since April 1991.
1420 Fifth Avenue
Seattle, WA 98101

Robert J. Harper            Senior Vice President      Officer Since 1995          Director and Treasurer, Accessor
Age 62                                                                             Capital Corporation, since August
1420 Fifth Avenue                                                                  2000; Director of Sales and  Client
Seattle, WA 98101                                                                  Service, Accessor Capital Management
                                                                                   LP since October 1993


Christine J. Stansbery      Senior Vice                Officer Since 1995          Chief Compliance Officer since
Age 54                      President, Secretary                                   October 2004; Vice President,
1420 Fifth Avenue           & Chief Compliance                                     Accessor Capital Corporation, since
Seattle, WA 98101           Officer                                                April 2001; Assistant Vice President
                                                                                   Compliance since January 1997,
                                                                                   Regulatory Manager from March through
                                                                                   December 1996, Accessor Capital
                                                                                   Management LP.



Darin K. Dubendorf          Vice President             Officer Since 2002          Regional Director, Accessor Capital
Age 40                                                                             Management LP since July 1996.
1420 Fifth Avenue
Seattle, WA 98101


==========================================================================================================================
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.





Deborah Jean Bryan          Vice President             Officer since 2003          Director of Operations and
Age 39                      AML OFFICER                                            Information Technology since June
1420 Fifth Avenue                                                                  2003, Director of Operations since
Seattle, WA  98101                                                                 November 1998, Accessor Capital
                                                                                   Management since July 1997.

Justin Hudson Roberge       Assistant Treasurer        Officer since 2004          Investment Analyst, Accessor Capital
Age 30                                                                             Management, since December 2006;
1420 Fifth Avenue                                                                  Jr. Investment Analyst, Accessor
Seattle, WA 98101                                                                  Capital Management, since June
                                                                                   2004; Operations Associate,
                                                                                   Accessor Capital Management, since
                                                                                   April 2002; Registered Representative,
                                                                                   Diversified Financial Concepts, since
                                                                                   September 2001; Operations Associate,
                                                                                   Harris Investor Line, since March 2000.


ROLE OF THE BOARD OF DIRECTORS

The Directors of Accessor Funds are responsible for the overall management and supervision of Accessor Funds' affairs and for protecting the interests of the shareholders. The Directors meet periodically throughout the year to oversee Accessor Funds' activities, review contractual arrangements with service providers for Accessor Funds and review Accessor Funds' performance.



AUDIT COMMITTEE. The Board of Directors of Accessor Funds has created an Audit Committee comprised solely of the Directors who are not "interested persons" of Accessor Funds as that term is defined under the 1940 Act ("Noninterested Directors"). The Audit Committee considers matters relating to the scope and results of each Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board. The Audit Committee also makes recommendations to the full Board regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of Accessor Funds and certain service providers. The Audit Committee currently consists of Mr. Cobean and Mr. Cross. The Audit Committee meets at least once during each fiscal year of the Funds, and generally meets quarterly prior to the regular Board of Directors meeting. The Audit Committee met four times during the fiscal year ended December 31, 2006. In addition, representatives from the Funds' independent accountant frequently attend the quarterly Board meetings and thus are available to consult with the Board, including the Audit Committee separately when appropriate.



SHARE OWNERSHIP



The following table shows the dollar range of equity securities beneficially owned by each Director in each of the Funds and in all Accessor Funds overseen by the Director as of December 31, 2006.



                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                         DOLLAR RANGE OF EQUITY                  SECURITIES OWNED IN ALL REGISTERED
NAME OF DIRECTOR                         SECURITIES OWNED                        ACCESSOR FUNDS OVERSEEN BY DIRECTOR

INTERESTED DIRECTOR


J. Anthony Whatley III                  Aggressive Growth Allocation Fund         $50,001 - $100,000
                                        $10,001 - $50,000
                                        Income & Growth Allocation Fund
                                        $10,001 - $50,000
                                        Income Allocation Fund
                                        $10,001 - $50,000


NONINTERESTED DIRECTORS


George G. Cobean III                    International Equity Fund                 $10,001 - $50,001
                                        $10,001 - $50,000

Geoffrey C. Cross                       Small to Mid Cap Fund                     Over $100,000
                                        $50,001 - $100,000
                                        International Equity Fund
                                        $50,001 - $100,000



DIRECTOR CONFLICTS OF INTEREST


DIRECTOR POSITIONS. As of December 31, 2006, no Noninterested Director (or any of their immediate family members) owned beneficially or of record any class of securities of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

DIRECTOR INTERESTS. During the two years ended December 31, 2006, no Noninterested Director (or their immediate family members) had any direct or indirect interest in Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.




COMPENSATION TABLE


The Board met five times during the fiscal year ended December 31, 2006. The following table shows the compensation paid by the Accessor Funds to the Directors during that year:





NAME                        AGGREGATE COMPENSATION    PENSION OR ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                             FROM ACCESSOR FUNDS       RETIREMENT BENEFITS UPON        ACCESSOR FUNDS PAID TO
                                                       BENEFITS ACCRUED RETIREMENT           DIRECTORS
                                                       AS PART OF THE
                                                       FUNDS EXPENSES


INTERESTED DIRECTORS

J. Anthony Whatley III       None                      None                 None                 None

NONINTERESTED DIRECTORS


George G. Cobean III         $21,000                   None                 None                 $21,000

Geoffrey C. Cross            $21,000                   None                 None                 $21,000






Non-interested Directors of Accessor Funds were paid $3,000 per meeting until August of 2006, when their compensation was raised to $5,000 per meeting, plus out-of-pocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Funds' officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds, except that the Board of Directors has determined that Accessor Funds' shall reimburse Accessor Capital for a portion of the compensation paid to the Accessor Funds' CCO.

                                 CODE OF ETHICS


Accessor Funds, Accessor Capital, the Money Managers and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which establishes standards by which certain covered persons of the respective entities must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds, Accessor Capital, the Money Managers and the Distributor), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own. The Code of Ethics are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 15, 2007, the following persons were the owners, of record or beneficially, of 5% or more of the shares of the Funds as set forth below. Persons beneficially owning more than 25% of the voting securities of a Fund are deemed to be a "control person" of the Fund.


Fund           Name                                             Percent
                                                               of Ownership
Growth Fund    National Financial Services Corp
Advisor Class  P O Box 3908
               Church Street Station
               New York  NY 10008-3908                          7.47%

               Balanced Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            11.54%

               Aggressive Growth Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            12.87%

               Growth & Income Allocation Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            17.79%

               Growth Allocation Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            21.85%

Value Fund     National Financial Services Corp
Advisor        P O Box 3908
Class          Church Street Station
               New York  NY 10008-3908                          5.55%

               AMARBAN PARTNERSHIP
               PO BOX 10788
               BAINBRIDGE ISLAND, WA 98110-0788                 5.75%

               Balanced Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            11.13%

               Aggressive Growth Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            14.35%

               Growth & Income Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            18.73%

               Growth Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            24.32%

Small to Mid   Growth Allocation Fund
Cap Fund       38 Fountain Square
Advisor        MD 1COMI8
Class          Cincinnati, OH 45263                             5.35%

               JP Morgan TTEE for BOW - Sanwa Bank
               3 Metrotech Center, 6th Floor
               Brooklyn, NY 11245                               6.37%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         12.50%

               Charles Schwab & Co., Inc.
               101 Montgomery Street
               San Francisco  CA 94104                         19.60%

               TAYLOR & CO CASH
               PO BOX 60078
               LOS ANGELES CA 90060-0078                       29.89%

International  AMARBAN PARTNERSHIP
Equity Fund    PO BOX 10788
Advisor        BAINBRIDGE ISLAND, WA 98110-0788                 5.56%
Class
               Balanced Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                             9.37%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                          9.61%

               Aggressive Growth Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            10.63%

               Growth & Income Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            15.56%

               Growth Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            18.36%

Intermediate   Cebantco
Fixed-Income   PO Box 1360
Advisor        Lexington, KY 40590                              6.65%
Class
               AMARBAN PARTNERSHIP
               PO BOX 10788
               BAINBRIDGE ISLAND, WA 98110-0788                11.46%

               THE TRUST COMPANY OF STERNE
               CASH
               800 SHADES CREEK PKWY
               BIRMINGHAM, AL 35023                            16.90%

               Zions Bancorporation Pension Plan
               Attn: Dina Bassily
               80 Livingston Ave
               Roseland, NJ 07068                              35.48%

Short-         The Washington Trust Company
Intermediate   Presidential Select -Non ERISA
Fixed-Income   23 Broad Street
Advisor        Westerly, RI 02891                               5.54%
Class
               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                          7.44%

               Growth Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                             7.60%

               Income Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                             8.99%

               Income & Growth Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            10.53%

               Balanced Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            23.43%

               Growth & Income Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            24.42%

Mortgage       Charles Schwab & Co., Inc.
Securities     101 Montgomery Street
Fund           San Francisco  CA 94104                          5.33%
Advisor Class
               Cebantco
               PO Box 1360
               Lexington, KY 40590                              5.81%

               Balanced Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                             6.43%

               THE TRUST COMPANY OF STERNE
               CASH
               800 SHADES CREEK PKWY
               BIRMINGHAM, AL 35023                             8.26%

               AMARBAN PARTNERSHIP
               PO BOX 10788
               BAINBRIDGE ISLAND, WA 98110-0788                 8.87%

               Growth & Income Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                             9.40%

               Zions Bancorporation Pension Plan
               Attn: Dina Bassily
               80 Livingston Ave
               Roseland, NJ 07068                              26.90%

U.S. Govern-   M. S. L. COMPANY
ment Fund      2430 W. Indian Trail, Suite 201
Advisor        Aurora, IL 60506                                 6.05%
Class
               Vectra Bank Colorado, N.A.
               1650 S. Colorado Blvd
               Denver, CO 80120                                10.94%

               Nevada State Bank
               4240 W. Flamingo Road
               Las Vegas, NV 89125-0990                        24.81%

               Zions First National Bank
               Attn: John Fackrell
               One South Main  STE 1340
               Salt Lake City, UT 84111                        51.39%

Growth Fund    SEI PRIVATE TRUST
Investor       FBO 77653
Class          ONE FREEDOM VALLEY DRIVE                         5.07%

               PRIMEVEST FINANCIAL SERVICES (FBO)
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                               5.16%

               Ambro & Company
               PO Box 191
               Danville, VA 24543-0191                          5.28%

               DONALDSON, LUFKIN AND JENRETTE
               ONE PERSHING PLAZA
               JERSEY CITY  NJ 07399                            6.90%

               Trust Company of Sterne Agee& Leach
               800 Shades Creek PKWY,  Ste 125
               Birmingham, AL 35209                            12.04%

               Three Affiliated Tribes Pension Pl
               520 Main Avenue
               Fargo, ND 58124                                 15.69%

               JEFFERSON CO HOUSING AUTHORITY
               813 SHADES CREEK PKWY # 100B
               BIRMINGHAM, AL 35209                            20.52%

               Setru & Co
               Attn:  Wayne Brackney
               PO Box 30918
               Billings,MT 59101                               21.70%

Value Fund     Ambro & Company
Investor       PO Box 191
Class          Danville, VA 24543-0191                          5.39%

               Donaldson, Lufkin & Jenrette
               P.O. Box 2052
               Jersey City, NJ 07303                           11.21%

               Trust Company of Sterne Agee& Leach
               800 Shades Creek PKWY,  Ste 125
               Birmingham, AL 35209                            12.02%

               Dan Motors, Inc. 401(k)
               520 Main Avenue
               Fargo, ND 58124                                 17.54%

               JEFFERSON CO HOUSING AUTHORITY
               813 SHADES CREEK PKWY # 100B
               BIRMINGHAM, AL 35209                            19.55%

               Setru & Co
               Attn:  Wayne Brackney
               PO Box 30918
               Billings,MT 59101                               20.82%

Small to Mid   Setru & Co
Cap Fund       Attn:  Wayne Brackney
Investor       PO Box 30918
Class          Billings,MT 59101                                5.39%

               Donaldson, Lufkin & Jenrette
               P.O. Box 2052
               Jersey City, NJ 07303                            6.19%

               E TRADE CLEARING LLC
               PO BOX 989030
               WEST SACRAMENTO CA 95798-9030                    8.25%

               SCHWARZ
               IRA CUSTODIAN
               PO BOX 989030
               WEST SACRAMENTO CA 95798-9030                    9.90%

               Dan Motors, Inc. 401(k)
               520 Main Avenue
               Fargo, ND 58124                                 11.12%

               JEFFERSON CO HOUSING AUTHORITY
               813 SHADES CREEK PKWY # 100B
               BIRMINGHAM, AL 35209                            17.39%

               MCB Trust Services Cust. FBO
               Brown's Gymnastics Las Vegas,
               700 17th Street
               Denver,CO 80202                                 19.61%

International  SEI TME ID337
Equity Fund    ONE FREEDOM VALLEY DRIVE
Investor Class OAKS, PA 19456                                   6.63%

               THE TRUST COMPANY OF STERNE
               CASH
               800 SHADES CREEK PKWY
               BIRMINGHAM, AL 35023                             7.90%

               DONALDSON, LUFKIN AND JENRETTE
               ONE PERSHING PLAZA
               JERSEY CITY  NJ 07399                            8.24%

               Dan Motors, Inc. 401(k)
               520 Main Avenue
               Fargo, ND 58124                                 15.52%

               Setru & Co   0
               Attn:  Wayne Brackney
               PO Box 30918
               Billings,MT 59101                               16.95%

               JEFFERSON CO HOUSING AUTHORITY
               813 SHADES CREEK PKWY # 100B
               BIRMINGHAM, AL 35209                            26.80%

Intermediate   JEFFERSON CO HOUSING AUTHORITY
Fixed-Income   813 SHADES CREEK PKWY # 100B
Fund           BIRMINGHAM, AL 35209                             5.66%
Investor
Class
               Program Controls Inc., 401(k) PSP
               700 17th Street, Suite 300
               Denver, CO 80202                                 9.10%

               Trust Company Of Illinois
               45 South Park Blvd., #300
               Glen Ellyn, IL 60137                            73.90%

Short-         JEFFERSON CO HOUSING AUTHORITY
Intermediate   813 SHADES CREEK PKWY # 100B
Fixed-Income   BIRMINGHAM, AL 35209                             7.91%
Fund
Investor Class
               THE TRUST COMPANY OF STERNE
               REINVEST
               800 SHADES CREEK PKWY
               Birmingham, AL 35209                            10.49%

               Donaldson, Lufkin & Jenrette
               P.O. Box 2052
               Jersey City, NJ 07303                           22.18%

               Setru & Co   0
               Attn:  Wayne Brackney
               PO Box 30918
               Billings,MT 59101                               45.78%

Mortgage       THE TRUST COMPANY OF STERNE
Securities     REINVEST
Fund           800 SHADES CREEK PKWY
Investor       Birmingham, AL 35209                             7.86%
Class
               MG Trust Company Cust. FBO
               700 17th Street
               Denver,CO 80202                                 16.23%

               JEFFERSON CO HOUSING AUTHORITY
               813 SHADES CREEK PKWY # 100B
               BIRMINGHAM, AL 35209                            18.20%

               Setru & Co   0
               Attn:  Wayne Brackney
               PO Box 30918
               Billings,MT 59101                               36.85%

U.S. Govern-   ZIONS FIRST NATIONAL BANK TRUST
ment Money     (DIV CASH) (CAP GAIN REINVEST)
Fund           PO BOX 30880
Investor       SALT LAKE CITY  UT 84130-0000                    5.16%
Class
               Cook Sign Company 401(k)
               520 Main Avenue
               Fargo, ND 58124                                 11.64%

               THE TRUST COMPANY OF STERNE
               CASH
               800 SHADES CREEK PKWY
               BIRMINGHAM, AL 35023                            14.25%

               Strachan Shipping Co. 401(k)
               P.O. Box 2526
               Waco, TX 76702-2526                             19.47%

               Sterne Agee & Leach
               Attn: James Mezrano/Cash Mgmt
               813 Shades Creek PKWY, Suite 100B
               Birmingham, AL 35209                            20.44%

               Trust Company Of Illinois
               45 South Park Blvd., #300
               Glen Ellyn, IL 60137                            21.81%

High Yield     AMARBAN PARTNERSHIP
Bond Fund      PO BOX 10788
Advisor        BAINBRIDGE ISLAND, WA 98110-0788                 6.85%
Class
               Balanced Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            13.12%

               Growth Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            13.50%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         16.19%

               Growth & Income Allocation Fund
               38 Fountain Square
               MD 1COMI8
               Cincinnati, OH 45263                            19.18%

High Yield     THE TRUST COMPANY OF STERNE
Bond Fund      REINVEST
Investor       800 SHADES CREEK PKWY
Class          Birmingham, AL 35209                             6.08%

               DONALDSON LUFKIN JENRETTE
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                       6.38%

               Setru & Co   0
               Attn:  Wayne Brackney
               PO Box 30918
               Billings,MT 59101                               11.57%

               Trust Company Of Illinois
               45 South Park Blvd., #300
               Glen Ellyn, IL 60137                            50.29%

Aggressive     THE TRUST COMPANY OF STERNE
Growth Alloca- CASH
tion Fund      800 SHADES CREEK PKWY
Advisor Class  BIRMINGHAM, AL 35023                             6.20%

               Hillstrust-Aggregate
               P.O. Box 100
               Hills, IA 52235                                  6.86%

               Creve & Co Aggregate Account
               135 North Meramec
               Saint Louis, MO 63105                            7.40%

               SEI ALS 601
               ONE FREEDOM VALLEY DRIVE
               Oaks, PA 19456                                   9.07%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         40.37%

Growth Alloc-  MIDWIS
ation Fund     P. O. Box 90
Advisor Class  Medford, WI 54451                                5.69%

               The Washington Trust Company
               Presidential Select -Non ERISA
               23 Broad Street
               Westerly, RI 02891                              12.68%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         40.77%

Growth &       The Washington Trust Company
Income Alloca- Presidential Select -Non ERISA
tion Fund      23 Broad Street
Advisor Class  Westerly, RI 02891                              10.50%

               THE TRUST COMPANY OF STERNE
               CASH
               800 SHADES CREEK PKWY
               BIRMINGHAM, AL 35023                            19.66%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         25.52%

Balanced       Creve & Co Aggregate Account
Allocation     135 North Meramec
Fund           Saint Louis, MO 63105                            5.70%
Advisor Class
               BANKEDCO & CO
               330 W VANDALIA ST
               EDWARDSVILLE IL 620251911                        6.78%

               First Independent Aggregate Account
               1220 Main Street, Suite 300
               Vancouver, WA 98660                              8.12%

               THE TRUST COMPANY OF STERNE
               CASH
               800 SHADES CREEK PKWY
               BIRMINGHAM, AL 35023                            12.01%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         34.88%

Income &       IRA FBO   LORAN L KO                             5.05%
Growth Alloca-
tion Fund
Advisor Class
               MIDWIS
               P. O. Box 90
               Medford, WI 54451                                8.52%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         13.56%

               First Independent Aggregate Account
               1220 Main Street, Suite 300
               Vancouver, WA 98660                             29.41%

Income Alloca- The Washington Trust Company
tion Fund      Presidential Select -Non ERISA
               23 Broad Street
               Westerly, RI 02891                               7.89%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         15.21%

               Creve & Co Aggregate Account
               135 North Meramec
               Saint Louis, MO 63105                           22.22%

               TAYLOR & CO CASH
               PO BOX 60078
               LOS ANGELES CA 90060-0078                       28.94%

Aggressive     Cook Sign Company 401(k)
Growth Alloca- 520 Main Avenue
tion Fund      Fargo, ND 58124                                  8.04%
Investor Class
               Trust Company of Sterne Agee& Leach
               800 Shades Creek PKWY,  Ste 125
               Birmingham, AL 35209                             8.21%

               American National Bank
               PO Box 191
               Danville, VA 24543-0191                         11.17%

               Strachan Shipping Co. 401(k)
               P.O. Box 2526
               Waco, TX 76702-2526                             36.08%

Growth Alloca- Bankedco & Co - Aggregate Account
tion Fund      330 W. Vandalia
Investor Class Edwardsville, IL 62025                           6.58%

               Trust Company of Sterne Agee& Leach
               800 Shades Creek PKWY,  Ste 125
               Birmingham, AL 35209                             7.38%

               Hubb & Co
               665 Locust St
               PO Box 897
               DES MOINES, IA 50309                            24.19%

               Strachan Shipping Co. 401(k)
               P.O. Box 2526
               Waco, TX 76702-2526                             29.46%

Growth &       Cook Sign Company 401(k)
Income Alloca- 520 Main Avenue
tion Fund      Fargo, ND 58124                                  8.23%
Investor Class
               Bankedco & Co - Aggregate Account
               330 W. Vandalia
               Edwardsville, IL 62025                          14.16%

               Hubb & Co fbo
               665 Locust St
               PO Box 897
               Des Moines, IA 50309                            18.28%

Balanced       Cook Sign Company 401(k)
Allocation     520 Main Avenue
Fund           Fargo, ND 58124                                  7.71%
Investor Class
               Bankedco & Co - Aggregate Account
               330 W. Vandalia
               Edwardsville, IL 62025                          12.03%

               Trust Company of Sterne Agee& Leach
               800 Shades Creek PKWY,  Ste 125
               Birmingham, AL 35209                            13.65%

               Hubb & Co fbo
               665 Locust St
               PO Box 897
               Des Moines, IA  50309                           13.70%

               Strachan Shipping Co. 401(k)
               P.O. Box 2526
               Waco, TX 76702-2526                             22.82%

Income &       Cook Sign Company 401(k)
Growth Alloca- 520 Main Avenue
tion Fund      Fargo, ND 58124                                  6.74%
Investor Class
               Bankedco & Co - Aggregate Account
               330 W. Vandalia
               Edwardsville, IL 62025                           7.25%

               Hubb & Co
               665 Locust St
               PO Box 897
               Des Moines, IA 50309                             8.18%

               Strachan Shipping Co. 401(k)
               P.O. Box 2526
               Waco, TX 76702-2526                             24.39%

               Trust Company of Sterne Agee& Leach
               800 Shades Creek PKWY,  Ste 125
               Birmingham, AL 35209                            29.39%

Income Alloca- Padlock Ranch Company 401(K) Plan
tion Fund      P. O. Box 30918
Investor Class Billings, MT 59116-0918                          6.58%

               Hubb & Co
               665 Locust St
               PO Box 897
               Des Moines, IA  50309                           16.43%

               Trust Company of Sterne Agee& Leach
               800 Shades Creek PKWY,  Ste 125
               Birmingham, AL 35209                            17.42%

               Glennville Bank & Trust PSP
               102 E. Barnard Street
               Glennville, GA 30427                            19.60%

               Cook Sign Company 401(k)
               520 Main Avenue
               Fargo, ND 58124                                 25.88%

Growth Fund    Marie C Russo
C Class        61 Northwoods Rd
               Manhasset, NY 11030-1610                         5.24%

               PRIMEVEST FINANCIAL SERVICES (FBO)
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                               8.24%

               Jesco  & Co.
               606 S. Main St.
               Trust Dept.
               Princeton, IL 61356                             28.96%

               Trust Company Of Illinois
               45 South Park Blvd., #300
               Glen Ellyn, IL 60137                            47.50%

Value Fund     Jesco  & Co.
C Class        606 S. Main St.
               Trust Dept.
               Princeton, IL 61356                             38.63%

               Trust Company Of Illinois
               45 South Park Blvd., #300
               Glen Ellyn, IL 60137                            55.72%

Small to Mid   FIRST CLEARING, LLC
Cap Fund       PO BOX 157
C Class        MELROSE FL 32666-0157                            8.05%

               KANE R
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              10.54%

               Jesco  & Co.
               606 S. Main St.
               Trust Dept.
               Princeton, IL 61356                             31.67%

               Trust Company Of Illinois
               45 South Park Blvd., #300
               Glen Ellyn, IL 60137                            41.95%


International  STEVEN E WI.
Equity Fund    PO. BOX 2052                                    6.94%
C Class        JERSEY CITY, NJ 07303-9998

               Jesco & Co.
               606 S. Main Steet, Trust Dept.
               Princeton, IL 61356                             16.32%

               Trust Company Of Illinois
               45 South Park Blvd., #300
               Glen Ellyn, IL 60137                            60.20%

Intermediate   Jesco & Co.
Fixed-Income   606 S. Main Steet, Trust Dept.
C Class        Princeton, IL 61356                             84.24%

Short-Inter-   Jesco & Co.
mediate Fixed  606 S. Main Steet, Trust Dept.
Income         Princeton, IL 61356                             93.63%
C Class

Mortgage       J. Chad Hamilton
Securities     2132 Keller Lane
C CLass        Salt Lake City, UT 84121                        13.10%

               Jesco & Co.
               606 S. Main Steet, Trust Dept.
               Princeton, IL 61356                             82.88%

High Yield     Alan & Dena Smith
Bond Fund      2583 Miranda Ave
C Class        Meridian, ID 83642                               5.12%

               Koreen Williams
               760 S Tiburon Ave
               Meridian, ID 83642                               5.54%

               FIRST CLEARING, LLC
               7245 ORCHID ISLAND PLACE
               BRADENTON FL  34202-2438                        12.85%

               ALLEN R EVANS INC DE
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      21.29%

               Jesco & Co.
               606 S. Main Steet, Trust Dept.
               Princeton, IL 61356                             46.92%

U.S. Govern-   John Y. Lee
ment Money     29 Landers St.
C Class        San Francisco, CA 94114                          5.26%

               Jesco & Co.
               606 S. Main Steet, Trust Dept.
               Princeton, IL 61356                             10.63%

               Trust Company of the Pacific
               3525 East Harmon Ave
               Las Vegas, NV 89121                             65.68%

Aggressive     STATON  MATTHEW D
Growth Fund    620 WEST CABARRUS STREET
C Class        RALEIGH NC 27603-1914                            6.92%

               ACKERLAND VETERINAR
               P785 TOWNE CENTRE DRIVE
               SAN DIEGO CA  92121-1968
                                                               8.57%
               GRIESHEIMER M
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                               8.79%

               WAYNE M FI
               P. O. BOX 2052 40I
               JERSEY CITY, NJ 07303-9998                      37.53%

Growth Alloca- CHRISTOPHER B
tion Fund      400 FIRST STREET SO SUITE 300
C Class        P.O. BOX 283
               ST CLOUD MN  56302                               9.81%

               MS SUSAN T
               P. O. BOX 2052 41
               JERSEY CITY, NJ 07303-9998                      27.75%

Growth &       HUBB & CO.
Income         453 7TH STREET
Allocation     P.O. BOX 897
C Class        Des Moines, IA                                   5.73%

               M F ERROR ACCT
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              11.20%

               VIRGINIA F. DAVIS
               P. O. BOX 2052 42
               JERSEY CITY, NJ 07303-9998                      21.13%

Balanced       HEDGES J
Allocation     400 FIRST STREET SO SUITE 300
Fund           P.O. BOX 283
C Class        ST CLOUD MN  56302                              20.76%

               DONNA H RIGB
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      29.54%

Income &       Jesco & Co.
Growth Alloca- 606 S. Main Steet, Trust Dept.
tion Fund      Princeton, IL 61356                              6.67%
C Class
               The First Company-Aggregate Accout
               701 East 83rd Avenue, Suite 12
               Merrillville, IN 46410                          11.51%

               LAPLANTE R
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              18.68%

               STANLEY S JO
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      25.72%

Income Alloca- The First Company-Aggregate Accout
tion Fund      701 East 83rd Avenue, Suite 12
C Class        Merrillville, IN 46410                           8.57%

               SHEILA A GEA
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      13.65%

               Peoples Bk Asset Mgmt & Trust Serv.
               PO Box 1416
               Biloxi, MS 39533                                19.35%

               ROOSEN S
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              27.59%

Growth Fund    James S. & Cheryl A. Racco
A Class        1727 Cornerstone Street
               Hartville, OH 44632                              5.40%

               Phillip Johnson
               PO Box 6875
               Helena, MT 59604                                15.19%

               LLOYD G SHIP
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      25.49%

               PRIMEVEST FINANCIAL SERVICES (FBO)
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              45.15%

Value Fund     DALE  JOHN
A Class        9785 TOWNE CENTRE DRIVE
               SAN DIEGO CA  92121-1968                         5.49%

               MURPHREE  SANDRA A
               105 LOYOLA RD
               ST AUGUSTINE FL  32086-6021                     12.88%

               PERSHING LLC
               PO BOX 2057
               Jersey City, NJ 07303-9998                      16.68%

               PERSHING LLC
               JERSEY CITY, NJ 07303-9998                      18.85%

               PRIMEVEST FINANCIAL SERVICES (FBO)
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN 56302 38.34%

               Old Oaks Country Club
               3100 Purchase St
               Purchase, NY 10577                               8.33%

Small to Mid   WELLE J
Cap            400 FIRST STREET SO SUITE 300
A Class        P.O. BOX 283
               ST CLOUD MN  56302                              17.49%

               PERSHING LLC
               JERSEY CITY, NJ 07303-9998                      66.78%

International  PERSHING LLC
Equity         JERSEY CITY, NJ 07303-9998                      42.13%
A Class
               PRIMEVEST FINANCIAL SERVICES
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              48.79%

Short-Inter-   PRIMEVEST FINANCIAL SERVICES (FBO)
mediate Fixed  400 FIRST STREET SO SUITE 300
Income Fund    P.O. BOX 283
A Class        ST CLOUD MN  56302                               8.96%

               DANIEL L BAGINSKI
               P O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      26.85%

               PERSHING LLC
               PO BOX 2057
               Jersey City, NJ 07303-9998                      63.86%

Mortgage       KATHRYN E JONES
Securities     P. O. BOX 2052
Fund           JERSEY CITY, NJ 07303-9998                     100.00%
A Class

U.S. Govern-   Lowell Erbe
ment Money     558 Birchwood Court
Fund           Saint Charles, MN 55972                         14.64%
A Class
               STEVEN D WASCHER
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                       78.70%

High Yield     Robert D Gilleland
Bond Fund      523 4th Ave NE
A Class        East Grand Forks, MN 56721                      20.17%

               DANIEL L BAGINSKI
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      24.01%

               Nancy J Kellner
               802 S 23rd Street
               Grand Forks, ND 58201                           49.21%

Aggressive     MOSNEMOLL
Growth Alloca- BOX 5015
tion Fund      GREAT FALLS MT  59403                            5.05%
A Class
               HELGESON J
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              18.76%

               STEVEN SULLIVAN
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      35.31%

Growth Alloca- PHILIP D KREIE
tion Fund      49 EAST SUMNER AVENUE
A Class        UNION  NJ 07083                                  7.54%

               BROWN R
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283                                     14.92%

               KEVIN P GATES
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                       44.36%

Growth &       NFSC
Income Alloca- ACCEPTED MASONS OF FL
tion Fund      C/O M. KURCBAUM
A Class        8697-D BOCA GLADES BLVD W
               BOCA RATON FL 33434                              7.16%

               JOHNSON D
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              16.21%

               PERSHING LLC
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      49.08%

Balanced       ERICKSON TRUST
Allocaton      400 FIRST STREET SO SUITE 300
Fund           P.O. BOX 283
A Class        ST CLOUD MN  56302                              13.54%

               BETTY B P
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      51.81%

Income &       Thomas W. Wagner
Growth Alloca- 628 N M Street
tion Fund      Livingston, MT 59047                            10.79%
A Class
               LOMELI S
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              24.39%

               DONALDSON LUFKIN JENRETTE
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      46.65%

Income Alloca- James M Moses
tion Fund      PO Box 2877
A Class        Jackson, WY 83002                                7.34%

               Ludwig Kadrmas
               734 2nd Ave SE
               Dickinson, ND 58601                              7.44%

               CAVANAGH  NANCY
               501 NORTH BROADWAY
               ST LOUIS  MO  63102                              8.08%

               First Interstate Bank 0
               P O Box 30918
               Billings MT 59116
                                                               18.10%
               PRIMEVEST FINANCIAL SERVICES (FBO)
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              19.69%

               THOMAS G DWA
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      35.82%

U.S. Govern-   Perry Baker & Co, Non-ERISA
ment Money     c/o The Washington Trust Company
Fund           23 Broad Street
Institutional  Westerly, RI 02891                              99.98%
Class




As of April 15, 2007, none of the Directors and officers of Accessor Funds, as a group, beneficially owned more than 1% of the shares of each Fund except in the following Funds: 1.09% of the Growth & Income Allocation Fund, 1.39% of the Income and Growth Allocation Fund and 4.72% of the Income Allocation Fund.


If a meeting of the shareholders were called, the above-listed shareholders, if voting together, may, as a practical matter, have sufficient voting power to exercise control over the business, policies and affairs of Accessor Funds and, in general, determine certain corporate or other matters submitted to the shareholders for approval, such as a change in the Funds' investment policies, all of which may adversely affect the NAV of a Fund. As with any mutual fund, certain shareholders of a Fund could control the results of voting in certain instances. For example, a vote by certain majority shareholders changing the Fund's investment objective could result in dissenting minority shareholders withdrawing their investments and a corresponding increase in costs and expenses for the remaining shareholders.

                     INVESTMENT ADVISORY AND OTHER SERVICES


SERVICE PROVIDERS

The  Funds'   day-to-day   operations   are   performed  by  separate   business
organizations under contract to Accessor Funds. The principal service providers are:

Manager, Transfer Agent,                             Accessor Capital Management LP
Registrar and Dividend Disbursing Agent

Custodian                                            Fifth Third Bank

Administrator and
Fund Accounting Agent                                SEI Investments Global Funds Services

Money Managers


         Fund                                        Money Manager

         Growth Fund                                 Enhanced Investment Technologies LLC ("INTECH")
         Value Fund                                  Acadian Asset Management ("Acadian")
         Small to Mid Cap Fund                       SSgA Funds Management, Inc. ("SSgA FM")
         International Equity Fund                   Pictet Asset Management Limited ("Pictet")
         High Yield Bond Fund                        Financial Management Advisors, LLC ("FMA")
         Intermediate Fixed-Income Fund and
         Short-Intermediate Fixed-Income Fund        Cypress Asset Management ("Cypress")
         Mortgage Securities Fund                    BlackRock Financial Management, Inc. ("BlackRock")
         U.S. Government Money Fund and
         Accessor Allocation Funds                   Accessor Capital Management LP ("Accessor Capital")

Distributor                                          SEI  Investments  Distribution  Co.



MANAGER, TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING AGENT

Accessor Capital is the manager of Accessor Funds, pursuant to a Management Agreement with the Underlying Funds and a Management Agreement with the Allocation Funds. Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for Accessor Funds. Under each Management Agreement Accessor Capital provides Accessor Funds with office space and equipment, and the personnel necessary to operate and administer each Fund's business and to supervise the provision of services by third parties such as the Money Managers, Fifth Third Bank that serves as the Custodian, SEI Investments Global Funds Services that serves as the Fund Accounting Agent, and SEI Investments Distribution Company that serves as Distributor. Accessor Capital also develops the investment programs for the Funds, selects Money Managers (subject to approval by the Board of Directors), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over the Funds and assets invested in the Funds' liquidity reserves, or other assets not assigned to a Money Manager. Accessor Capital currently invests all the assets of the U.S. Government Money Fund and the Accessor Allocation Funds. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.


Under the Management Agreement, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.

The Management Agreement was approved initially by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on June 17, 1992, by the shareholders of the Growth Fund, Value Fund (formerly referred to as Value and Income Portfolio), Small to Mid Cap Fund (formerly referred to as the Small Cap Portfolio) and International

Equity Fund on June 17, 1992, by the shareholders of the Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund and U.S. Government Money Fund on August 3, 1992, and by the sole shareholder of the High Yield Bond Fund on May 1, 2000. The Management Agreement has been renewed by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or
indirect  financial  interest  in  the  Management   Agreement  each  year.  The
Management Agreement was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on December 20, 2006.

The Management Agreement with the Allocation Funds was initially approved by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on November 16, 2000, and by the shareholders of the Allocation Funds on December 27, 2000. The Management Agreement with the Allocation Funds was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement on December 20, 2006.

ACCESSOR CAPITAL'S FEES. The schedule below shows fees payable to Accessor Capital as Manager of Accessor Funds, pursuant to the Management Agreements between Accessor Capital and Accessor Funds. Each Fund pays Accessor Capital a fee equal on an annual basis to the following percentage of the Fund's average daily net assets. In addition to the Management Fee paid to Accessor Capital, the Allocation Funds bear their pro rata portion of the fees and expenses of the Underlying Funds, including the Management Fees described below.


Accessor Funds has received from the Securities and Exchange Commission an exemptive order allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds' expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. The Underlying Funds have contractually agreed to pay such expenses, although no Underelying Fund has paid such expenses to date.


MANAGEMENT FEE SCHEDULE FOR PAYMENTS TO ACCESSOR CAPITAL

                                                                         Management Fee
                                                                   (as a percentage of average
Accessor Fund                                                           daily net assets)

Growth                                                                          0.45%
Value                                                                           0.45%
Small to Mid Cap                                                                0.60%
International Equity                                                            0.55%
High Yield Bond                                                                 0.36%
Intermediate Fixed-Income                                                       0.33%
Short-Intermediate Fixed-Income                                                 0.33%
Mortgage Securities                                                             0.36%
U.S. Government Money                                                           0.08%
Income Allocation                                                               0.10%
Income & Growth Allocation                                                      0.10%
Balanced Allocation                                                             0.10%
Growth & Income Allocation                                                      0.10%
Growth Allocation                                                               0.10%
Aggressive Growth Allocation                                                    0.10%

MANAGEMENT FEES PAID TO ACCESSOR CAPITAL


For the periods ended December 31 Accessor Capital has received the following fees under its Management Agreement with each Fund:



         ACCESSOR FUND                                2004            2005              2006
         Growth                                     $483,779          $588,148          731,009
         Value                                       407,404            470,688          573,826
         Small to Mid Cap                            909,330            981,518        1,364,016
         International Equity                        434,992            529,188          715,544
         High Yield Bond                             196,636            193,162          198,276
         Intermediate Fixed-Income                   155,906            189,926          171,702
         Short-Intermediate Fixed-Income             286,097            452,589          362,201
         Mortgage Securities                         592,313            589,442          371,833
         U.S. Government Money                       914,114            954,916          997,541
         Income Allocation                           12,461              13,919          16,402
         Income & Growth Allocation                  21,169              27,897          32,513
         Balanced Allocation                         40,255              60,319          84,251
         Growth & Income Allocation                  57,416              92,546         126,160
         Growth Allocation                           53,789              82,011         115,103
         Aggressive Growth Allocation                25,260              37,736          56,295

OTHER ACCESSOR CAPITAL SERVICES. Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to each Fund pursuant to a Transfer Agency Agreement between Accessor Capital and Accessor Funds. Subtransfer agent and compliance services previously provided by Accessor Capital under the SubAdministration Agreement are provided to the Funds under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, 0.13% of the average daily net assets of the High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund, and 0.05% of the average daily net assets of the U.S. Government Money Fund of Accessor Funds, and (ii) a transaction fee of $0.50 per transaction. No transfer agency fee is charged to the Allocation Funds directly. Accessor Capital is also reimbursed by Accessor Funds for certain outofpocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. The table below contains the fees paid to Accessor Capital for the fiscal years ended December 31.

TRANSFER AGENT FEES PAID TO ACCESSOR CAPITAL




FUND                              2004          2005            2006
Growth                           $175,098     $205,850          249,886
Value                             146,474      162,539          198,260
Small to Mid Cap                  240,479      263,491          355,635
International Equity              126,198      151,369          205,073
High Yield Bond                    76,758       75,487          79,504
Intermediate Fixed-Income          69,670       81,050          73,081
Short-Intermediate Fixed-Income   120,121      105,864         152,190
Mortgage Securities               225,909      229,316         136,611
U.S. Government Money             328,253      664,660         676,148





In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Accessor Capital. Accessor Capital or its affiliates may make payments out of their own assets, to intermediaries, including those that sell shares of the Funds, for transaction processing, recordkeeping or shareholder services.

For example, shares in the Funds' may be owed by certain intermediaries for the benefit of their customers. Because Accessor Capital often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds may, at the discretion of a retirement plan's named fiduciary or administrator, be paid for provided services that would otherwise have been performed by Accessor Capital or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of taxexempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Accessor Capital or an affiliate or by an unaffiliated third party.

The  general  and  managing  partner of  Accessor  Capital is  Accessor  Capital
Corporation,  which is a  Washington  corporation  majority  owned by J. Anthony
Whatley III and the key management personnel of Accessor Capital. Zions Investment Management, Inc., a whollyowned subsidiary of Zion's First National Bank, N.A., is the sole limited partner of Accessor Capital. The officers and directors of Accessor Capital Corporation who are also officers and/or directors of Accessor Funds, Inc. are: J. Anthony Whatley III, Robert J. Harper and Christine J. Stansbery. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.



CUSTODIAN

The Fifth Third Bank, N.A., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, ("Fifth Third") a banking company organized under the laws of the State of Ohio, has acted as Custodian of the Underlying Funds' assets since October, 1996, and the Allocation Funds' assets since December, 2000. Through an agreement between Fifth Third and Accessor Funds, Fifth Third may employ subcustodians outside the United States which have been approved by the Board of Directors. Fifth Third holds all portfolio securities and cash assets of each Fund and is authorized to deposit securities in securities depositories or to use the services of subcustodians. Fifth Third is paid by the Funds an annual fee and also is reimbursed by the Funds for certain outofpocket expenses including postage, taxes, wires, stationery and telephone. Fifth Third also acts as Custodian for investors of the Funds with respect to the individual retirement accounts ("IRA Accounts").


ADMINISTRATOR AND FUND ACCOUNTING AGENT

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 ("SEI") provides basic recordkeeping required by each of the Funds for regulatory and financial reporting purposes. SEI is paid by the Funds an annual fee based on the average net assets of Accessor Funds plus specified transactions costs per Fund for these services, and is reimbursed by the Funds for certain outofpocket expenses including postage, taxes, wires, stationery and telephone.


DISTRIBUTOR


SEI Investments Distribution Co., One Freedom Valley Road, Oaks, PA 19456 ("Distributor") serves as distributor for the Funds, pursuant to an agreement with Accessor Funds (the "Distribution Agreement"). The Distributor is an affiliate of SEI, the Administrator and Fund Accounting Agent for the Funds. Under the Distribution Agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.


The Distributor is compensated under the Distribution Agreement. For A Class Shares, the Distributor receives commission revenue consisting of that portion of the A Class Shares sales charge remaining after the allowances by the Distributor to investment dealers. For A Class Shares and C Class Shares, the Distributor sells the rights to the 12b-1 fees paid by the Fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of C Class Shares.

The Distributor also receives any contingent deferred sales charges that apply upon redemption during the first 24 months after purchase of A Class Shares and the first year after purchase of C Class Shares, as described below in "Additional Purchase and Redemption Information Redemption of A Class and C Class Shares" and is paid by the Funds the service and distribution fees described in the prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of A Class Shares or C Class Shares of the Funds to certain financial intermediaries from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a fund's shares.

The aggregate dollar amount of underwriting commissions and the amount retained by the principal underwriter for each of the Funds' last three fiscal years are set forth below:

                FISCAL YEAR/           AGGREGATE                AMOUNT RETAINED
                PERIOD                 UNDERWRITING             BY PRINCIPAL
                                       COMMISSIONS              UNDERWRITER



A CLASS         2004                    $605,194                $113,591
                2005                    $840,149                $156,539
                2006                    $855,130                $162,111

C CLASS         2004                    $385,170*
                2005                    308,102
                2006                    $312,561




*Prior to March 1, 2007, the Distributor was ALPS Distributors, Inc. This amount represents the total up-front commissions the Distributor paid-out during the years indicated. The Distributor recouped $36,928 in 2004, $20,440 in 2005 and $27,239 in 2006 such amounts represented the 1.00% contingent deferred sales charges when C Class shares were sold within one-year of purchase.



The Distribution Agreement for the Funds may be terminated at any time upon 60 days written notice without payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of a Fund. The
Distribution Agreement will automatically terminate in the event of its assignment.

The Distribution Agreement will continue in effect until two years from its effective date, and shall automatically continue for successive one year periods, provided that such continuance is specifically approved (i) by a vote of the Board of Directors or (ii) by a vote of a majority of the outstanding securities of a Fund; provided that, in any event, such continuance shall be approved by the vote of a majority of the non-Interested Directors.


The Funds have adopted 12b-1 plans for their Investor Class, A Class Shares and C Class Shares which, among other things, permit them to pay the Funds' Distributor monthly fees out of their net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to financial intermediaries are known as "trail commissions." For a more detailed description of the Funds' 12b-1 plans, see "Distribution and Service Plans" below.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL


Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606 serves as each Fund's independent registered public accounting firm and in that capacity audits the Funds' annual financial statements. Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103 serves as the Funds' outside legal counsel.


MONEY MANAGERS

Currently, Accessor Capital invests all of the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital may also invest each Fund's liquidity reserves, and all or any portion of the Fund's other assets not assigned to a Money Manager. Each other Underlying Fund of Accessor Funds currently has one Money Manager investing all or part of its assets.

The Money Managers selected by Accessor Capital have no affiliation with or relationship to Accessor Funds or Accessor Capital other than as discretionary managers for each Fund's assets. In addition, some Money Managers and their affiliates may effect brokerage transactions for the Funds. See "Fund Transaction PoliciesBrokerage Allocations."

Each new, revised or amended Money Manager Agreement is approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, prior to the Agreement's effective date. The term of each Money Management Agreement is two years following its effective date. Following the initial two-year term, the Money Management

Agreement is reviewed annually by the Board of Directors. The table below sets forth the effective dates and Board and shareholder approval dates for the current Money Management Agreements for each Fund.



                                                            CURRENT MONEY          MOST RECENT
                                                            MANAGER AGREEMENT     BOARD APPROVAL   SHAREHOLDER
FUND                             CURRENT MONEY MANAGER      EFFECTIVE DATE         DATE             APPROVAL DATE


Growth                           INTECH                     January 1, 2005        April 20,       Sept. 1, 1993*
                                                                                   2007
Value                            Acadian                    March 1, 2007          February 17,     August 15, 1995*
                                                                                   2007
Small to Mid Cap                 SSgA                       January 1, 2005        April 20  ,     April 30, 1998*
                                                                                   2007
International Equity             Pictet                     May 1, 2007            April 20,       Sept. 30, 1994*
                                                                                   2007
High Yield Bond                  FMA                        January 1, 2005        December 17,     May 1, 2000
                                                                                   2005
Int. Fixed-Income                Cypress                    January 1, 2005        December 17,     Sept. 1, 1993*
                                                                                   2005
ShortInt. Fixed-Income          Cypress                     January 1, 2005        December 17,     Sept. 1, 1993*
                                                                                   2005
Mortgage Securities              BlackRock                  September 1, 2006      August  25,      Jan. 27, 1995
                                                                                   2006


*Accessor Funds has obtained an exemptive order from the SEC that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, so long as, among other things, the Board of Directors approves the Money Manager change and new agreement. Where a Fund has changed Money Managers in accordance with this exemptive order, no shareholder approval was required and the original shareholder approval date for the previous agreement is shown.

BOARD APPROVAL OF MONEY MANAGERS AGREEMENTS. A discussion of the Board's considerations in approving the Money Manager Agreements is included in the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2006.

Listed below are the current Money Managers selected by Accessor Capital to invest each Fund's assets:


ENHANCED INVESTMENT TECHNOLOGIES LLC ("INTECH") is a Delaware limited liability company. INTECH is an indirect subsidiary of Janus Capital Group Inc., which owns 77.5% of INTECH. INTECH employees own the remaining 22.5%. INTECH expects to maintain a well diversified portfolio of stocks in the Growth Fund holding marketing representation in all major economic sectors. INTECH uses an investment decision making process that begins by screening the benchmark index for bankruptcy and liquidity concerns, applies a mathematical algorithm to the remaining universe and results in a portfolio of stocks and their target proportions. The Money Manager utilizes a team approach in managing their portfolios. As of December 31, 2006, INTECH managed discretionary assets of approximately $62.3 billion.


ACADIAN ASSET MANAGEMENT ("Acadian")is a wholly owned subsidiary of Old Mutual Asset Managers (US), LLC ("OMAM"), which is an indirectly wholly owned subsidiary of Old Mutual plc, a UKlisted financial services company. Acadian is one of approximately 20 investment management firms representing a diverse mix of asset classes and management styles under the OMAM umbrella. Each of the OMAM firms exercise complete discretion over its investment philosophy, people and process, and Acadian is operated as a single independent entity. Acadian has been owned by Old Mutual since 2000, when Old Mutual purchased Acadian's former parent United Asset Management. Acadian had been acquired by UAM in 1992. The entire Acadian investment team oversees a single core process that produces all portfolios. Acadian's U.S. Value Equity strategy uses a highly disciplined and structured approach to select the most attractive stocks from the 5,500 currently contained in our U.S. universe. The process systematically seeks to unearth securities with unrecognized value, as well as improving earnings prospects, to help unlock that value. To summarize the process, portfolios are built from the bottom up. Each stock is examined on a broad range of factor criteria (including valuation, earnings, quality metrics, and price movements), first from a bottomup perspective to predict the attractiveness of individual securities within each sector, and then from a topdown perspective to predict how well the stock's sector will perform relative to other sectors in the U.S. The management team consists of 12 portfolio managers. Each account is assigned a lead manager to monitor adherence to clientspecific investment objectives. While the lead manager on an account is responsible for ensuring that the portfolio continually reflects the client's goals and adheres to guidelines, every client portfolio is reviewed and monitored by multiple members of the investment team. Constantine Papageorgiou will be the lead manager for the portfolio. Qi Zeng will be the backup portfolio manager. As of December 31, 2006, Acadian managed discretionary assets of approximately $63.9 billion.


Prior  to  March  1,  2006,  WELLINGTON  MANAGEMENT  COMPANY,  LLP  ("Wellington
Management"), a Massachusetts limited liability partnership and registered investment adviser was the Money Manager for the Value Fund.



SSgA FUNDS MANAGEMENT, INC. ("SSgA FM") serves as Money Manager for the Small to Mid Cap Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of addressStreetState Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation.SSgA FM utilizes the services of employees who are also employees of placeSSgA. SSgA FM expects to maintain a well-diversified portfolio of stocks in the Small to Mid Cap Fund, holding market representation in all major economic sectors. SSgA FM uses a disciplined, structured investment process to identify stocks that have a higher probability of outperforming peer companies. These stocks tend to have strong earnings value and trade at reasonable multiples as compared to their peers. Once the highest ranked stocks are identified, SSgA FM builds portfolios that resemble the benchmark in terms of major risk components like industry and sector weight and market capitalization. As of December 31, 2006, SSgA FM managed approximately $122 billion in assets, and SSgA managed approximately $1.7 trillion in assets.

PICTET ASSET MANAGEMENT LIMITED ("Pictet") serves as the Money Manager for the International Equity Fund. The Money Manager was established in 1980 and as of December 31, 2006 had approximately $100 billion of assets under management for more than 90 accounts. Pictet forms a part of Pictet Asset Management, the institutional business division of Pictet & Cie, and manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Tower 42, Level 37, 25 Old Broad Street, London, EC2N 1HQ, United Kingdom. Pictet is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. Pictet is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2006, Pictet & Cie had approximately $192 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BlackRock") is the Money Manager of the Mortgage Securities Fund. BlackRock is an independent firm with no majority share holder and an independent-majority Board of Directors. Merrill Lynch holds an approximate 49.8% economic interest in BlackRock (and a 45% voting interest) and The PNC Financial Services Group, Inc. holds a 34% stake in BlackRock. The remaining 17% is held by employees and the public (NYSE: BLK). BlackRock's
investment  strategy  and  decision-making   process  emphasize:   (i)  duration
targeting, (ii) relative value sector and security selection, (iii) rigorous quantitative analysis to evaluate securities and portfolios, (iv) intense credit analysis and (v) judgment of experienced portfolio managers. Funds are managed in a narrow band around a duration target determined by the client. Specific investment decisions are made using a relative value approach that encompasses both fundamental and technical analysis. In implementing its strategy, BlackRock utilizes macroeconomic trends, supply/demand analysis, yield curve structure and trends, volatility analysis, and security specific option-adjusted spreads. BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through funds and institutional accounts with combined total assets at December 31, 2006, of approximately $1.125 trillion.

CYRESS ASSET MANAGEMENT ("Cypress"), a California corporation and registered investment advisor under the Investment Advisors Act and with the State of California, is the Money Manager of the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund. Cypress is owned by Mr. Xavier Urpi, President and Chief Executive Officer. The Money Manager's strategy for both the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund is to use sector rotation and to overweight the most attractive and highest yielding sectors of the Lehman Brothers Government/Credit Index and the Lehman Brothers Government/Credit 15 Years Index, respectively. Cypress' strength and focus is on analyzing each individual security to target undervalued opportunities. Specifically, Cypress looks to add incremental return over an index while controlling duration, convexity and yield curve risk. As of December 31, 2006, Cypress managed assets of approximately $670 million.


FINANCIAL MANAGEMENT ADVISERS, LLC. ("FMA"), a California corporation founded in 1985, is the Money Manager for High Yield Bond Fund. FMA is a registered investment adviser under the Investment Advisors Act and has filed the appropriate Notice with the State of California. FMA is owned 88% by Kenneth and Sandra Malamed and 12% owned by employees of FMA. FMA's high yield fixed income investment strategy seeks as its primary objective high current yield by investing primarily in lowerranked, highyield corporate debt securities, commonly referred to as "junk bonds". Because FMA views highyield bonds as "stocks with a coupon", FMA's high yield investment analysis combines input from both the equity and Fixed-Income sectors. FMA looks at fundamental research prepared by its team of fixed income and equity analysts, spreadsheets on company specifics prepared by FMA and information from other available sources. FMA begins its investment process with a traditional topdown analysis, using a team approach. On a monthly basis, FMA determines what it believes to be the main drivers of the economy, and consequently, which sectors of the economy should be weighted more heavily in the Fund. FMA then compares the sector allocations of the Fund to the Lehman Brothers U.S. Corporate High Yield Index to determine whether the Fund is consistent with FMA's investment policy and what sectors should be targeted for new research. In addition, the Fund will be diversified across industries. In selecting individual issues, FMA emphasizes bottomup fundamental analysis, including the examination of industry position, cash flow characteristics, asset protection, liquidity, management quality and covenants. FMA also considers the enterprise value compared with the total debt burden. Assets under management as of December 31, 2006 were approximately $1.5 billion.



MONEY MANAGERS' FEES

The Money Managers have received the following fees pursuant to their respective Money Manager Agreements, for the past three fiscal years ended December 31:

Fund                     Money Manager              2004          2005          2006





Growth(1)                 Chicago Equity             $17,046      N/A           N/A
                          Partners
                          INTECH                      180,920     $588,148      $731,009
Value                     Wellington Management        96,726      261,495       318,792
Small to Mid Cap          SSgA FM                     495,925      572,552       795,676

Fund                     Money Manager               2004         2005          2006


International Equity(2)   Pictet                      N/A        $117,906       $593,133
                          JPMorgan Fleming            $213,198    340,066       N/A
High Yield Bond           FMA                          92,442     134,141        137,692
Intermediate              Cypress                      100,973     57,553         52,031
Fixed-Income
Short-Intermediate        Cypress                      37,592      76,512        109,758
Fixed-Income
Mortgage Securities       BlackRock                    253,196    377,468        244,523
U.S. Government Money(3)  Accessor Capital            N/A         N/A            N/A





(1) Until February 29, 2004, Chicago Equity Partners was the Money Manager for the Growth Fund.

(2) Until October 1, 2005, JPMorgan Fleming became the Money Manager for the Fund. On October 1, 2005, Pictet became the Money Manager for the Fund.

(3) Accessor Capital does not receive a Money Manager fee for managing the U.S. Government Money Fund.

PREVIOUS FEE STRUCTURE. Prior to January 1, 2005, the fees were based on a percentage of the assets of the Underlying Fund and the performance of the
Underlying Fund compared to a benchmark index after a specific number of complete calendar quarters of management by the Money Manager. Each Fund sought to invest so that its investment performance equaled or exceeded the total return performance of a relevant index (each a "Benchmark Index" and collectively the "Benchmark Indices"), set forth below. See Appendix A of the Prospectuses for a description of the Benchmark Indices. For the first four complete calendar quarters managed by a Money Manager of each Underlying Fund (except the U.S. Government Money Fund), such Fund paid its respective Money Manager on a quarterly basis based on the average daily net assets of the Fund managed by such Money Manager, as set forth in their respective Money Manager Agreements. With the exception of Growth Fund, whose Money Manager commenced operations on March 1, 2004, the Money Managers for the International, Value, Small to Mid Cap,

High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds have completed four calendar quarters. During the first four complete calendar quarters of management, the Money Manager Fee for the Growth Fund consists of the "Fund Management Fee." For the first four complete calendar quarters of management, the Money Managers for the Growth Fund will earn the Fund Management Fee, an annual fee of 0.20% of the Fund's average daily net assets.

Commencing with the fifth calendar quarter of management by a Money Manager of an operating Fund, such Fund would pay its Money Manager based on a percentage of the assets of the Underlying Fund and the performance of the Underlying Fund compared to a benchmark index pursuant to the "Money Manager Fee Schedule From A Money Manager's Fifth Calendar Quarter Forward." The Money Manager's Fee commencing with the fifth quarter consists of two components, the "Basic Fee" and "Performance Fee," with the exception of the Growth Fund and the Small to Mid Cap Fund, which did not pay a Basic Fee to the Money Manager.

The fees paid to the Money Managers for the past three fiscal years (as set forth above) reflect this performance fee structure.



MONEY MANAGER FEES. The fees paid to the Money Manager of an Underlying Fund are paid pursuant to a Money Manager Agreement among Accessor Funds on behalf of the individual Fund, Accessor Capital and the Money Manager. For the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds, this fee is a fixed fee, as set forth below, are computed daily and paid quarterly at an annual rate of the aggregate daily net asset of each Fund pursuant to the following schedule:


FUND                                       ANNUALIZED ASSET BASED FEE

High Yield Bond                                     0.25%

Intermediate Fixed-Income and Short                 0.10%
Intermediate Fixed-Income

Mortgage Securities                                 0.25% of the first $100,000,000
                                                    0.20% of the next $100,000,000
                                                    0.15% above $200,000,000



Effective, March 1, 2007, the Money Manager for the Value Fund, and effective May 1, 2007, the Money Managers for the Growth, International Equity and Small to Mid Cap Funds are compensated based on their performance and each subadvisory agreement contains a fulcrum fee arrangement.


A fulcrum fee has two parts a base fee and a performance fee. In a typical fulcrum fee arrangement, the base fee is the predetermined rate at which the subadviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with predetermined rates of adjustment. In a fulcrum fee arrangement, a subadviser is rewarded for outperformance or penalized for underperformance in equal measure. Depending on a fund's net performance versus its benchmark, the subadviser will receive a fee adjustment in accordance with a formula that equates a percentage of out or underperformance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months. In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or subadviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a subadviser more than the base fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's net performance.


For each of Enhanced Investments Technologies, LLC for the Growth Fund, SSgA Funds Management, Inc. for the Small to Mid Cap Fund and Pictet Asset Management Limited for the International Equity Fund, for the first 12 months that each performs services under the new agreement, that Money Manager shall be paid a monthly base fee at an annual rate of the average daily net assets of the respective Fund over the previous quarter. Thereafter, a fulcrum fee arrangement will be in place. The Value Fund entered into an advisory agreement with a new Money Manager, Acadian Asset Management, effective March 1, 2007. The fee arrangement under this agreement will differ from the fee arrangements described above in that the fulcrum fee arrangement will be in place from the outset.



The fulcrum fee arrangement for each of the Value, Growth, International Equity and Small to Mid Cap Funds is structured as follows. The amount payable to the Money Managers for each of these Funds as the base fee would be increased or decreased, as applicable, based on a performance fee adjustment, calculated by comparing net Fund performance versus that of the Fund's benchmark over a rolling twelve-month period, in accordance with predetermined rates of adjustment. To the extent that the performance of a Fund in relation to the comparative index falls within a "null zone," the rate of adjustment will be zero.



Prior to this compensation arrangement, fees paid to the Money Managers are computed daily and paid quarterly at an annual rate of the aggregate daily net asset of each Fund pursuant to the following schedule:

FUND                                       ANNUALIZED ASSET BASED FEE

Growth                                              0.45%

Value                                               0.25%

Small to Mid Cap                                    0.35%

International Equity                                0.50% on the first $50,000,000
                                                    0.45% on the next $50,000,000
                                                    0.40% above $100,000,000


                            FUNDS' PORTFOLIO MANAGERS

GROWTH FUND

OTHER ACCOUNTS MANAGED. All portfolios are managed on a team basis. As Chief Investment Officer, Dr. Fernholz oversees the management of all portfolios. The team effort includes the other investment professionals in the firm who jointly handle the day to day portfolio management. This includes Mr. David Hurley, Chief Operating Officer; Dr. Cary Maguire, Senior Investment Officer; and Mr. Joseph Runnels, Vice President Portfolio Management, each of whom collaborates with Dr. Fernholz in this effort. These portfolio managers, as a team, manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2007, the number of accounts the team managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts. The team manages the same accounts.




                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                  PAYING A
                                                                            PERFORMANCE
                                                                                FEE


Registered Investment Companies     16                $7,755,071,283             N/A                   N/A

Other Pooled Investment
Vehicles                            30               $10,021,386,018             N/A                   N/A

Other Accounts                     346               $44,559,973,694             40                   $8,263,971,707


As of December 31, 2006, the portfolio managers beneficially owned no shares of the Fund.


POSSIBLE CONFLICTS OF INTEREST. As shown in the table above, the Fund's portfolio managers may manage other accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, INTECH believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.



COMPENSATION. The following describes the structure and method of calculating the portfolio managers' compensation as of December 31, 2006.

For managing the Fund and all other accounts, the portfolio managers receive base pay in the form of a fixed annual salary paid by INTECH, and which is not based on performance or assets of the Fund or other accounts. The portfolio managers are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Fund or other accounts, rather it is based on overall corporate performance and individual contribution. The portfolio managers, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

Some of the portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with the Janus Executive Income Deferral Program.


VALUE FUND

OTHER ACCOUNTS MANAGED.

Acadian's management team consists of 12 portfolio managers with an average of 18 years of investment experience. Each account is assigned a lead manager to monitor adherence to clientspecific investment objectives. While the lead manager on an account is responsible for ensuring that the portfolio continually reflects the client's goals and adheres to guidelines, every client portfolio is reviewed and monitored by multiple members of the investment team. Constantine Papageorgiou will be the lead manager for the portfolio. Qi Zeng will be the backup portfolio manager. The following table shows, as of December 31, 2006, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.



                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                              FEE


Registered Investment Companies         16             $5,240                     2                     $2,460

Other Pooled Investment
Vehicles                                49            $10,605                     6                     $825

Other Accounts                          151           $48,200                    29                     $14,055





As of December 31, 2006, the portfolio manager beneficially owned no shares in the Fund.


POSSIBLE CONFLICTS OF INTEREST. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund. To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Chief Compliance Officer.

COMPENSATION. The Value Fund pays Acadian a fee based on the assets under management of the Value Fund as set forth in a SubAdvisory Agreement between Acadian and Accessor Capital Management with respect to the Value Fund. Portfolio manager compensation is not based on the performance of any specific portfolio but on his or her contribution to and the performance of the Acadian investment team as a whole. Overall firm profitability, including the profitability of Acadian's parent company, Old Mutual Asset Managers LLC, determines the total amount of incentive compensation pool that is available for investment professionals, and individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Acadian's investment professionals are rewarded based on the extent to which client objectives are met in terms of Acadian's performance and other goals as well as client's service expectations, teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all of these factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.

The Investment Professionals at Acadian receive a fixed base salary, discretionary bonus, deferred compensation and a benefits package. Acadian designs a portfolio manager's base salary to be competitive in light of the individual's experience and responsibilities. Acadian management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals. Most Acadian portfolio managers participate in a long-term incentive plan. Participation is in the form of stock appreciation rights. Eligibility is based on an individual's level of contribution to the firm's objectives and his or her tenure with the firm.


SMALL TO MIDCAP FUND

OTHER ACCOUNTS MANAGED. The portfolio manager of the Fund is Ric Thomas. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2006, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.



                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                                FEE


Registered Investment
Companies                               8               $0.91 billion           0               0

Other Pooled Investment
Vehicles                               42               $51.86 billion          37              $50.72 billion

Other Accounts                         63               $32.08 billion          27              $17.06 billion




As of December 31, 2006, the portfolio manager beneficially owned no shares of the Fund.



POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Fund or may receive compensation based in part on the performance of certain similar funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.


INTERNATIONAL EQUITY FUND


Pictet International Management Limited became the Money Manager of the International Equity Fund.


OTHER ACCOUNTS MANAGED. Richard Heelis and Fabio Paolini, Co-Head the International Equity team. Both members manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2006, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts. The team manages the same accounts.





                                                       NUMBER OF                         NUMBER OF ACCOUNTS
                                   NUMBER OF        ACCOUNTS WITH                           MANAGED WITH
                                    ACCOUNTS       PERFORMANCEBASED       ASSETS        PERFORMANCEBASED
                                    MANAGED         ADVISORY FEES          MANAGED         ADVISORY FEES


Registered Investment Companies         4               $305 million         0                  0

Other Pooled Investment
Vehicles                                1               $29 million          0                  0

Other Accounts                          4               $138 million         0                  0



As of December 31, 2006, the portfolio managers beneficially owned no shares of the Fund.


POSSIBLE CONFLICTS OF INTEREST. Potential conflicts of interests or duties may arise because Pictet engages in regulated activities for other clients. Pictet may act as agent for the Fund in relation to transactions in which it is also acting as agent for the account of other customers and/or employees. If any conflict or potential conflict arises, Pictet seeks to ensure that all transactions are effected on terms that are not materially less favorable to the Fund than if the conflict or potential conflict had not existed, and Pictet uses its best efforts to obtain fair treatment of the Fund. In addition, Pictet employees are required to adhere to the Pictet's code of practice concerning personal dealings.

COMPENSATION. Pictet offers a remuneration package that is competitive with current industry standards (they subscribe to industry pay surveys to measure their competitiveness), but which also directly reflects over and under performance in the application of the 'discretionary' elements of the package.


For the investment staff and senior management team, base pay (which is determined by the rank and tenure of the employee) comprises 5060% of the total
compensation   packagethe   remaining  percentage  is  structured  to  reflect
individual performance and the long-term value of the individual to the group. to increase the objectivity of the assessment, Pictet uses Balanced Scorecards, which incorporate a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of Pictet's business plan and weighted according to its relative significance, to enable a direct link to be made between the calculation of the discretionary element of the package to over or under performance in certain key areas, including investment performance, clients, financials, process and innovation and people and skills. The investment performance component of the Balanced Scorecards is based on pretax performance relative to peer group performance (where available) and relative to the MSCI EAFE Index. Performance period measured is 50% of the current year being measured and 50% of the rolling 3 years, annualized.

HIGH YIELD BOND FUND


OTHER ACCOUNTS MANAGED. The portfolio manager of the Fund is Steven S. Michaels. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2006, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

----------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                                FEE
------------------------------------------------------------------------------------------------------------------------

Registered Investment
Companies                                0                    0                   0                      0

Other Pooled Investment
Vehicles                                 4                    $59,382,510         0                      0

Other Accounts                          11                   $745,396,226         0                      0



As of December 31, 2006, the portfolio manager beneficially owned no shares of the Fund.

POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Fund or may receive compensation based in part on the performance of certain similar funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. FMA provides its portfolio managers with competitive compensation, which may vary from year to year based on a number of factors that include profitability of the firm. The principal components of compensation include a base salary, a discretionary bonus, competitive career path, and possibly stock options.


Generally portfolio managers receive base compensation which is determined on a variety of components including: their seniority and/or their position with the firm, amount of assets supervised and other management roles and responsibilities within the firm, investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's team work and contribution to the overall performance of these portfolios. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of their total compensation, and may include stock options. Discretionary compensation can include a discretionary cash bonus. FMA also provides for a competitive career path and may provide additional compensation for new assets brought to the firm. Compensation is not based on performance of the Fund or the other accounts.

INTERMEDIATE FIXED-INCOME FUND AND SHORT-INTERMEDIATE FIXED-INCOME FUND

OTHER ACCOUNTS MANAGED. The portfolio manager of the Funds is Xavier J. Urpi. The portfolio manager manages other investment companies and/or investment accounts in addition to the Funds. The following table shows, as of December 31, 2006, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.




                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                                 FEE


Registered Investment Companies         0                       0               0                       0

Other Pooled Investment                 0                       0               0                       0
Vehicles


Other Accounts                          17                      $665 million    0                       0




As of December 31, 2006, the portfolio manager beneficially owned no shares of the Funds.



POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Funds. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Funds or may receive compensation based in part on the performance of certain similar funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. At Cypress, the portfolio managers are compensated based on their job performance with regard to portfolio management, client servicing and marketing. The portfolio managers receive a fixed annual salary. Compensation is not based on any performance related criteria nor on the value of assets held in the Funds.. The portfolio manager's yearend bonus is discretionary and is determined on the portfolio manager's success in various aspects of his or her job performance. The bonus will fluctuate with the net revenue to the Money Manager.


MORTGAGE SECURITIES FUND


OTHER ACCOUNTS MANAGED. The portfolio manager of the Fund is Andrew J. Phillips. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2006, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.





                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS       PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                                FEE

Registered Investment Companies         35            21.9 Billion                 0                    -
Pooled Investment Vehicles Other Than
Registered Investment Companies         10             3.8 Billion                 3                    1.4 Billion
Other Accounts                         330           121 Billion                  20                    7.2 Billion



As of December 31, 2006, the portfolio manager beneficially owned no shares of the Funds.



POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Funds. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Funds or may receive compensation based in part on the performance of certain similar funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. BlackRock's financial ties with its portfolio managers, its competitive compensation, and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its long-term Retention and Incentive Plan and Restricted Stock Program.

Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

long-term  Retention  and  Incentive  Plan  (LTIP)   The  LTIP  is a  long-term
incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock.

Deferred Compensation Program A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers is mandatorily deferred in a similar manner for a number of years.

Options and Restricted Stock Awards While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

Incentive Savings Plans The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks, rather than each other. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. For the portfolio manager of the Fund, the relevant benchmark is a combination of market benchmarks (e.g. the Lehman
Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index and others) and client specific benchmarks (in this case, the Lehman Brothers mortgage-backed Securities Index). In addition, some of the annual incentive compensation may include a portion of the performance fees paid by certain accounts and funds that the portfolio manager manages.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.


U.S. GOVERNMENT MONEY FUND AND ALLOCATION FUNDS



OTHER ACCOUNTS MANAGED. An investment committee has been primarily responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. The investment committee consists of J. Anthony Whatley III, Executive Director, Daniel L. Yeung, CFA, Senior Investment Officer, Nathan J. Rowader, Investment Officer, and Justin H. Roberge, Investment Analyst. The following table shows, as of December 31, 2006, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.


                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS       PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                                FEE


Registered Investment Companies        7                $1.7 billion            0               0

Other Pooled Investment
Vehicles                               0                0                       0               0

Other Accounts                         0                0                       0               0





As of December 31, 2006, no member of the committee beneficially owned shares of the Funds, except J. Anthony Whatley III, who owned Income Allocation Fund, Income & Growth Allocation Fund and Aggressive Growth Allocation Fund shares.


POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Funds. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

Accessor Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. The portfolio manager's compensation includes a fixed salary and discretionary bonus and a 401(k) plan. The portfolio manager may receive a discretionary bonus that is based on the profitability of the firm and the portfolio manager's individual performance, rather than based on the performance of the accounts or the assets under management.

FUND EXPENSES


Accessor Funds has received from the Securities and Exchange Commission for an exemptive order that allows the Underlying Funds to pay the expenses of the Allocation Funds other than the Allocation Funds' direct management fees, and for the Distribution and Service fees (currently 0.35% for the Allocation Funds A Class Shares, except for the Income Allocation Fund, which is 0.25%, 0.25% for the Investor Class Shares and 1.00% for the C Class Shares) and for the Investor Class Shares of the Allocation Funds', the Administrative Services fees (0.25%), to the extent that the Underlying Funds derive financial and other benefits as a result of investments in the Allocation Funds. The Underlying Funds have contractually agreed to pay such expenses, but have not done so since the inception of the Allocation Funds. The Allocation Funds will indirectly bear any such expenses paid by the Underlying Funds through their investments in the Underlying Funds.



Accessor Funds pay all of its expenses other than those expressly assumed by Accessor Capital. Accessor Funds' expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Funds' assets; (e) expenses of obtaining Fund activity reports and analyses for each Fund; (f) expenses of maintaining each Fund's tax records; (g) salaries and other compensation of any of Accessor Funds' executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners; (h) taxes levied against the Funds; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the

Funds; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Funds, the preparation and mailings of prospectuses and reports of the Funds to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities;
(l) legal fees, including the legal fees related to the registration and continued qualification of the Funds' shares for sale; (m) costs of printing stock certificates representing shares of the Funds; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by
Section 17(g) of the 1940 Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto; and (s) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses"). Class-specific expenses include distribution and service fees and administration fees payable with respect to Investor Class Shares, A Class Shares and C Class Shares of each Fund (which may be charged at a separate rate) and shareholder service fees payable with respect to Investor Class, A Class Shares, C Class Shares and Advisor Class Shares of the U.S. Government Money Fund, each as described below, and may include certain other expenses if these expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than the other class, as permitted by Accessor Funds' Multi-Class Plan (as defined below) adopted pursuant to Rule 18f3 under the 1940 Act and subject to review and approval by the Board of Directors. Classs-pecific expenses do not include advisory or custodial fees or other expenses related to the management of a Fund's assets. The Funds are also responsible for paying a management fee to Accessor Capital. Additionally, the Funds pay a Basic Fee and Fund Management Fee in the first five quarters of investment operations to the applicable Money Managers, and a Basic Fee and/or Performance Fee in the sixth quarter of investment operations to the applicable Money Managers, as described above. Certain expenses attributable to particular Funds are charged to those Funds, and other expenses are allocated among the Funds affected based upon their relative net assets.

Dividends from net investment income with respect to Investor Class Shares, A Class Shares and C Class Shares will be lower than those paid with respect to Advisor Class Shares and, in the case of the U.S. Government Money Fund, Institutional Class Shares, reflecting the payment of distribution and service fees and/or administrative services fees by the Investor Class Shares and distribution and service fees by A Class Shares and C Class Shares.


MULTI-CLASS STRUCTURE

On February 19, 1998, the Board of Directors of Accessor Funds adopted a Rule 18f3 Plan and established two classes of shares for the Funds, the Advisor
Class and the Investor Class. The initial shares of Accessor Funds were redesignated as Advisor Class Shares. The Board of Directors of Accessor Funds, including a majority of the noninterested Directors (as defined in the 1940
Act), voted in person at the Board meeting on February 15, 2000, to adopt an Amended Rule 18f-3 Plan (the "Amended Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. The Directors determined that the Amended Multi-class Plan is in the best interests of each class individually and Accessor Funds as a whole. On November 16, 2000, the Board of Directors of Accessor Funds, including a majority of the noninterested Directors (as defined in the 1940 Act), voted in person at a Board meeting to amend the Amended Rule 18f-3 Plan to include the Allocation Funds. On February 21, 2002, the Board of Directors approved an Amended Rule 18f3 Plan to (i) establish an Institutional Class of Shares for the U.S. Government Money Fund; (ii) implement a shareholder service plan for Investor Class Shares and Advisor Class Shares of the U.S. Government Money Fund; and (iii) implement a defensive distribution plan for the Underlying Funds. On November 15, 2002, the Board of Directors of the Funds, including a majority of noninterested Directors, voted in person to amend the Amended Rule 18f-3 Plan to establish C Class Shares for each Fund. On August 13, 2003, the Board of Directors of the Funds, including a majority of noninterested Directors, voted in person to further amend the Amended Multi-Class Plan to establish A Class Shares for each Fund.

Under the Amended Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.


As described in the Amended Multi-class Plan, Accessor Funds, on behalf of each Fund's Investor Class Shares, A Class Shares and C Class Shares, has adopted a Distribution and Service Plan, on behalf of each Funds Investor Class Shares has adopted an Administrative Services Plan, and on behalf of the Investor Class, A Class Shares, C Class Shares and Advisor Class Shares of the U.S. Government Money Fund, has adopted an ACM Administrative Plan (formerly the Shareholder Services Plan), each as described below. Pursuant to the appropriate plan, Accessor Funds may enter into arrangements with financial institutions, retirement plans, broker-dealers, depository institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs (collectively "Service
Organizations") who may provide distribution services, shareholder services and/or administrative and accounting services to or on behalf of their clients or customers who beneficially own Investor Class Shares, A Class Shares or C Class Shares of the Funds or Advisor Class Shares of the U.S. Government Money Fund. Investor Class Shares offered by the Distributor and may be offered by Service Organizations to their clients or customers, which may impose additional transaction or account fees. A Class Shares and C Class Shares are intended to be offered by the Distributor to Service Organizations that receive commissions and/or concessions for sales of A Class Shares and C Class Shares. Accessor Capital may enter into separate arrangements with some Service Organizations to provide accounting and/or other services with respect to Investor Class Shares, A Class Shares and C Class Shares for which Accessor Capital will compensate the Service Organizations from its revenue.

As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan or Administrative Services Plan for the Advisor Class Shares. Advisor Class Shares shall be offered by Accessor Funds (except in the case of the U.S. Government Money Fund) at NAV with no distribution, administrative or shareholder service fees paid by the Advisor Class Shares of the Funds. Advisor Class Shares of the U.S. Government Money Fund are offered at NAV as well as an ACM Administrative fee as described below. Advisor Class Shares are offered by the Distributor and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Advisor Class Shares (except for Advisor Class Shares of the U.S. Government Money Fund), pays no compensation to Service Organizations and receives none of the fees or transaction charges. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Advisor Class Shares and for which Accessor Capital will compensate the Service Organizations from its revenue.


As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan, Administrative Services Plan or Shareholder Services Plan for the Institutional Class Shares of the U.S. Government Money Fund. Institutional Class Shares shall be offered at NAV with no distribution, administrative or shareholder service fees paid by the Class.


DISTRIBUTION AND SERVICE PLANS. Each Accessor Fund has adopted a Distribution and Service Plan (the "Distribution and Service Plan") under Rule 12b-1 ("Rule 12b-1") of the 1940 Act with respect to the Investor Class Shares, A Class Shares and C Class Shares of each Fund. Under the terms of the Distribution and Service Plan, Accessor Funds or the Distributor is permitted, out of the assets attributable to the Investor Class Shares, A Class Shares or C Class Shares of each Fund, as applicable (i) to make directly or cause to be made, payments for costs and expenses to third parties or (ii) to reimburse third parties for costs and expenses incurred in connection with providing distribution services, including but not limited to (a) costs of payments made to employees that engage in the distribution of Investor Class Shares, A Class Shares or C Class Shares;
(b) costs relating to the formulation and implementation of marketing and promotional activities, including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of Accessor Funds to prospective holders of Investor Class Shares, A Class Shares or C Class Shares; (d) costs involved in preparing, printing and distributing sales literature pertaining to Accessor Funds and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Accessor Funds may, from time to time, deem advisable (the "Distribution Services"). Payments made by the Distributor may include reimbursement to Accessor Capital for distribution-related expenses. Pursuant to the Distribution and Service Plan, each Fund may also make payments to Service Organizations who provide nondistribution related services, including but not limited to:

personal and/or account maintenance services. Such services may include some or all of the following: (i) shareholder liaison services; (ii) providing information periodically to Clients showing their positions in Investor Class Shares, A Class Shares or C Class Shares and integrating such statements with those of other transactions and balances in Clients' other accounts serviced by the Service Organizations; (iii) responding to Client inquiries relating to the services performed by the Service Organizations; (iv) responding to routine inquiries from Clients concerning their investments in Investor Class Shares, A Class Shares or C Class Shares; and (v) providing such other similar services to Clients as Accessor Funds may reasonably request to the extent the Service Organizations are permitted to do so under applicable statutes, rules and regulations.

Subject to the limitations of applicable law and regulations, including rules of the National Association of Securities Dealers, Inc. ("NASD"), the payments made directly to third parties for such distribution and service related costs or expenses pursuant to a selling agreement with the Distributor, shall be up to but not exceed 0.25% of the average daily net assets of the Funds attributable to the Investor Class Shares, up to 0.35% of the average daily net assets of the Funds attributable to the Underlying Equity Funds and Allocation Funds (except Income Allocation Fund) A Class Shares, up to 0.25% of the average daily net assets of the Funds attributable to the Underlying Fixed-Income Funds and the Income Allocation Fund A Class Shares, or up to 1.00% for C Class Shares (a 0.25% service fee and a 0.75% distribution fee). In the event the Distribution and Service Plan is terminated, the Investor Class Shares, A Class Shares or C Class Shares shall have no liability for expenses that were not reimbursed as of the date of termination.


Any Service Organization entering into an agreement under the Distribution and Service Plan may also enter into an Administrative Services Agreement with regard to its Investor Class, which will not be subject to the terms of the Distribution and Service Plan.


The Distribution and Service Plan may be terminated with respect to each Fund by a vote of a majority of the "noninterested" Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan (the "Qualified Directors") or by the vote of a majority of the outstanding voting securities of the relevant class of the relevant Fund. Any change in the Distribution and Service Plan that would materially increase the cost to the class of shares of the Fund to which the Distribution Service Plan relates requires approval of the affected class of shareholders of that Fund. The Distribution and Service Plan requires the Board of Directors to review and approve the Distribution and Service Plan annually and, at least quarterly, to receive and review written reports of the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made. The Distribution and Service Plan may be terminated at any time upon a vote of the Qualified Directors.

The Distribution and Service Plan provides that it may not be amended to materially increase the costs which Investor Class, A Class or C Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the applicable class, and by vote of a majority of both the Board of Directors of Accessor Funds and its Qualified Directors cast in person at a meeting called for the purpose of voting on the plans and any related amendments. Further, the Distribution and Service Plan provides that expenses payable under the plan shall be accrued and paid monthly, subject to the limit that not more than 0.25% of the average daily net assets attributable to the Investor Class Shares, 0.35% of the average daily net assets attributable to the Underlying Equity Funds and Allocation Funds (except Income Allocation
Fund) A Class Shares, 0.25% of the average daily net assets attributable to the Underlying Fixed-Income Funds and Income Allocation Fund, or 1.00% of the average daily net assets attributable to the C Class Shares, respectively, may be used to pay distribution or service related expenses.

A Class Shares are offered at net asset value plus an initial sales charge as described in the prospectus. A Class Shares may be subject to a CDSC of 1.00% if purchased without an initial sales charge as part of an investment of $1 million or more and redeemed within the first 24 months after purchase. The Distributor will pay a commission to certain Service Organizations of 1.00% of the purchase price of A Class Shares purchased without an initial sales charge as part of an investment of $1 million or more, as described in DEALER COMMISSIONS AND COMPENSATION, below. In compensation for this 1.00% commission paid by the Distributor to these Service Organizations, the Distributor will retain in the first year after purchase, 0.25% of A Class Shares distribution and service fees paid by the Fund pursuant to the Plan. Service Organizations will become eligible to receive from the Distributor the ongoing 0.25% per annum distribution and service fees from A Class Shares commencing in the thirteenth month following purchase. Service Organizations that do not receive an upfront commission of 1.00% at the time of purchase will receive from the Distributor the ongoing 0.25% per annum distribution and service fee for

A Class Shares paid by the Fund beginning at the time of purchase. Shareholders will not be charged a CDSC upon redemption where their Service Organization did not receive an upfront commission paid by the Distributor on the sale of such shares so long as the Distributor or the Funds' transfer agent is notified at the time of purchase.

C Class Shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. The Distributor will pay a commission to certain Service Organizations of 1.00% of the purchase price of C Class Shares purchased through such Service Organizations at the time of purchase. In compensation for this 1.00% commission paid by the Distributor to these Service Organizations, the Distributor will retain 1.00% per annum C Class distribution and service fees paid by the Fund pursuant to the Plan with respect to such shares for the first year after purchase, and Service Organizations will become eligible to receive from the Distributor the ongoing 1.00% per annum distribution and service fees in C Class Shares paid by the Fund to the Distributor with respect to such shares commencing in the thirteenth month following purchase. Service Organizations that do not receive an upfront commission of 1.00% at the time of purchase will receive from the Distributor the ongoing 1.00% per annum distribution and service fee for C Class Shares paid by the Fund beginning at the time of purchase. Shareholders will not be charged a CDSC upon redemption where their Service Organization did not receive an upfront commission paid by the Distributor on the sale of such shares so long as the Distributor or the Funds' transfer agent is notified at the time of purchase.

The ongoing 0.35% distribution and service fee for the Underlying Equity Funds and the Allocation Funds (except the Income Allocation Fund) A Class Shares is comprised of (i) a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to A Class Shares, (which the Distributor in turn pays to Service Organizations) as discussed above, and (ii) a 0.10% distribution fee paid to the Distributor (and which may be retained by the Distributor)for A Class Shares. The ongoing 0.25% distribution and service fee for the Underlying Fixed-Income Funds and the Income Allocation Fund A Class Shares is comprised of a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to A Class Shares, (which the Distributor in turn pays to Service Organizations) as discussed above. The Distributor will retain in the first year after purchase, 0.25% of A Class Shares distribution and service fees paid by the Fund pursuant to the Plan. Service Organizations will become eligible to receive from the Distributor the ongoing 0.25% per annum distribution and service fees from A Class Shares commencing in the thirteenth month following purchase. Proceeds from the CDSC for A Class Shares is paid to the Distributor and may be remitted to Accessor Capital to compensate Accessor Capital for financing the sale of A Class Shares pursuant to certain financing and servicing agreements between Distributor and Accessor Capital.

The ongoing 1.00% distribution and service fee for C Class Shares is comprised of (i) a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to C Class Shares, (which the Distributor in turn pays to Service Organizations) as discussed above, and (ii) a distribution fee paid to the Distributor (which the Distributor also in turn pays to Service Organizations) under the Distribution and Service Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to C Class Shares. Proceeds from the CDSC for C Class Shares is paid to the Distributor and may be remitted to Accessor Capital to compensate Accessor Capital for financing the sale of C Class Shares pursuant to certain financing and servicing agreements between Distributor and Accessor Capital.

In accordance with the Funds' 12b-1 Plan, the Distributor or Accessor Capital may waive all or a portion of the service and/or distribution fee in order to reduce Fund expenses. Any such waiver is detailed in the Funds' prospectus(es).


The following amounts were paid by Investor Class, A Class and C Class of the Accessor Funds pursuant to their respective 12b-1 plans as compensation to broker-dealers, banks, and other financial intermediaries.


                                                        12/31/05        12/31/06
Investor Class                                                  12b-1 fees


Growth                                                 6,703.69
Value                                                  6,062.54         5,819
Small to Mid Cap                                       9,984.39        10,631
International Equity                                   2,968.07         3,260
Intermediate Fixed                                     3,587.65         3,711
Short Intermediate                                     4,182.46         1,462
Mortgage Securities                                    3,007.94         2,295
U.S. Gov't Money                                      33,144.53        29,150
High Yield                                             1,359.85
Aggressive Allocation                                 27,769.58        30,957
Growth Allocation                                     29,471.76        41,959
Growth & Income Allocation                            17,483.44        24,017
Balanced Allocation                                   25,481.93        33,196
Income & Growth Allocation                             7,945.71        10,523
Income Allocation                                      8,911.22         7.981


C Class


Growth                                                35,797.00         46,767
Value                                                 31,750.06         34,546
Small to Mid Cap                                      22,363.74         27,334
International Equity                                  20,165.79         35,683
Intermediate Fixed                                     8,589.51         45,738
Short Intermediate                                    41,380.43         14,592
Mortgage Securities                                   15,059.04          8,891
High Yield                                            15,449.61         16,724
U.S. Gov't Money                                      17,106.24         22,832
Aggressive Allocation                                 49,252.46         68,338
Growth Allocation                                    227,719.49        323,377
Growth & Income Allocation                           323,935.82        429,447
Balanced Allocation                                  151,779.16        193,963
Income & Growth Allocation                            90,678.73         99,148
Income Allocation                                     15,078.16         21,281



A Class


Growth                                                 1,699.41         2,968
Value                                                  4,135.23         4,198
Small to Mid Cap                                       2,526.35         2,998
International Equity                                   1,661.58         2,941
Intermediate Fixed                                       129.18        45,738
Short Intermediate                                        66.78        14,592
Mortgage Securities                                      318.4            373
U.S. Gov't Money                                         253.17           449
High Yield                                               447.17        16,724
Aggressive Allocation                                 15,097.64        25,377
Growth Allocation                                     59,855.67        72,679
Growth & Income Allocation                            58,235.83        82,140
Balanced Allocation                                   20,682.10        30,794
Income & Growth Allocation                            11,298.28        12,203
Income Allocation                                      2,035.91         2,303D


OTHER COMPENSATION TO DEALERS. The Distributor may at its expense provide additional concessions in addition to the payments disclosed in the prospectus to dealers that satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of Accessor Funds over prior periods and certain other factors, including (i) additional compensation with respect to the sale of A Class Shares and C Class Shares and (ii) financial assistance programs to firms who sell or arrange for the sale of Fund shares, including, but not limited to, remuneration for internal sales contests and incentive programs, marketing and sales fees, expenses relating to advertising or promotional activity and events. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any selfregulatory organization, such as the NASD. The Distributor will, on an annual basis, determine the advisability of continuing these payments. The Distributor, or Accessor Capital, may pay additional concessions out of their own resources or from distribution fees received from Accessor Funds. Such additional concessions may be made in the form of cash or, if permitted, noncash payments. The noncash payments may include business seminars at Accessor Capital or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

ADDITIONAL PAYMENTS TO INTERMEDIARIES. Additional payments to intermediaries, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. The term "intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third party administrator, insurance company and/or any other institutions having a selling, administration or any similar arrangement with Accessor Capital or the Distributor or their affiliates. An intermediary may receive payments from various sources such as from deferred sales charges when shareholders redeem fund shares, Rule 12b-1 fees or administrative fees payable by the Funds, Accessor Capital or the Distributor out of their own assets. Accessor Capital and the Distributor anticipate that in the future, payments may be made to many intermediaries, including brokers and dealers, and that these payments may become significant.

Additional payments will be made by Accessor Capital, the Distributor or their affiliates out of their own assets and not out of the assets of the Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of shares of a Fund as set forth in the "Fund Expenses" table in the Prospectus. The Funds, Accessor Capital and the Money Managers to not consider an intermediary's sales of Fund shares as a factor when choosing brokers or dealers to effect transactions for the Funds.

In addition to payments made under the Funds' Distribution and Service Plans, Accessor Capital out of its own assets may make payments to intermediaries that distribute and/or provide services to fund shareholders. Accessor Capital has entered into shareholders services agreements with the intermediaries set forth below. Pursuant to the agreements, the intermediaries provide shareholders services, including but not limited to: (1) answering inquiries from beneficial owners of the client assets regarding account status and history, the manner in which purchases, exchanges or redemptions of shares of the Funds may be effected and certain other matters pertaining to Accessor Funds; (2) assisting in processing purchase, exchange and redemption transactions; (3) providing written confirmation of transactions and securities positions to its clients, as promptly as required by applicable banking laws and regulations; (4) arranging for the wiring of funds; (5) transmitting and receiving funds in connection with orders to purchase or redeem shares of the Funds; (6) transmitting proxy statements, annual and Semi-Annual reports, updating Prospectuses, as applicable, and supplements thereto (or updating statements of additional information or supplements thereto if requested by a beneficial owner of client assets; (7) receiving, tabulating and transmitting to Accessor Funds proxies executed by beneficial owners of Client Assets with respect to special meetings of shareholders of Accessor Funds; and (8) providing such other related services as Accessor Capital may reasonably request. Accessor Capital, not the Funds, pay the intermediaries for such services. Generally the intermediaries are paid 1/2 of the investment advisory fee received by Accessor Capital based on assets the intermediary has invested in Accessor Fund shares. The intermediaries provide shareholders services that Accessor Capital would otherwise have to provide. A number of factors are considered in determining whether to pay these additional amounts pursuant to the agreements. In certain situations, such factors may include, among others, the level or type of services provided by the intermediary, the expected level of assets or sales of Fund shares and access to an intermediary's personnel Accessor Capital has shareholder services arrangements as set forth above with the following intermediaries:


Bank One Trust
Charles Schwab
First Interstate Bank
Great Banc
LPL Financial
Nationalwide Retirement Solutions
Nevada State Bank
State Street Bank
Sterne Agee Asset Management Inc
Sungard Investments
Vectra Bank
Washington Trust
Wells Fargo Bank
Zions Bank



Accessor Capital has also entered into an arrangement with The Trust Company of Sterne, Agee & Leach to be included on their "preferred provider" list. In consideration of such placement, Accessor Capital pays to The Trust Company of Sterne, Agee & Leach approximately 1/2 of the investment advisory fee received by Accessor Capital based on Investor Class assets that the Trust Company of Sterne, Agee & Leach has invested in Accessor Fund shares.

Accessor Capital, the Distributor or their affiliates may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the Funds. Such cash or other incentives may take the form of payment for sponsorship of conferences or meeting, attendance at preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and preapproved sales campaigns or dealersponsored events. Accessor Capital or the Distributor may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Accessor Capital or the Distributor will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD. For the fiscal year ended 12/31/06, Accessor Capital or the Distributor made the following payments to organizations:


                                                                12/31/06

AITCO                                                           $10,000
Bank of the West/FBO American Cancer Society                    $   250
Bridgewater Savings                                             $ 2,500
First American Brokerage                                        $   350
Investment Centers of America                                   $16,500
Trust Advisors Forum                                              5,000
American Bankers Association                                    $ 3,195
Mid-Wisconsin Bank                                              $   500
First Interstate Financial Services


DEFENSIVE DISTRIBUTION PLAN. On November 16, 2000, the Board of Directors of Accessor Funds, on behalf of the Allocation Funds, adopted a Defensive Distribution Plan ("Defensive Distribution Plan") pursuant to Rule 12b-1 of the 1940 Act. On December 27, 2000, a majority of the outstanding shareholders of the Allocation Funds approved the Defensive Distribution Plan. On February 21, 2002, the Board of Directors, on behalf of the Investor Class Shares of Underlying Funds, approved an amendment to the Distribution and Service Plan pursuant to Rule 12b-1 adding provisions with respect to the Investor Class Defensive Distribution Plan. On February 21, 2002, the Board of Directors, on behalf of the Advisor Class Shares of Underlying Funds, adopted a Defensive Distribution Plan pursuant to Rule 12b-1. On April 29, 2002, a majority of the outstanding shareholders of the Advisor Class Shares of the Underlying Funds approved the Defensive Distribution Plan. On November 15, 2002, the Board of
Directors, on behalf of C Class Shares of Underlying Funds, adopted the Distribution and Service Plan under Rule 12b-1 for C Class Shares, which contains provisions with respect to the C Class Defensive Distribution Plan. On August 13, 2003, the Board of Directors, on behalf of the A Class Shares of Underlying Funds, adopted the Distribution and Service Plan under Rule 12b-1 for A Class Shares, which contains provisions with respect to the A Class Shares Defensive Distribution Plan.

Under the Defensive Distribution Plan, if the payment of management fees or administration fees by a Fund to Accessor Capital Management is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Defensive Distribution Plan specifically recognizes that Accessor Capital Management may use its past profits or its other resources, including management fees paid to Accessor Capital Management by a Fund to pay for expenses incurred in connection with providing services intended to result in the sale of the Fund's shares and/or shareholder support services. In addition, the Defensive Distribution Plan provides that Accessor Capital Management may pay significant amounts to intermediaries, such as banks, broker-dealers and other serviceproviders, which provide those services. Currently, the Board of Directors has authorized such payments for the Funds. In addition, Accessor Capital has developed an "Accessor Retirement Plan Program" in conjunction with certain third party administrators that provides lower administrative costs to the plans because Accessor Capital may pay certain plan expenses (i.e., expenses specifically billed to the plan) for 401(k) plans or other retirement plans when the investments by the particular plan in Accessor Funds reach a certain level. Accessor Capital will pay the third party administrator upon receipt of an invoice to the plan for the agreed upon expenses. These plan expenses may be paid by Accessor Capital regardless of the class of shares in which the plan invests.

ADMINISTRATIVE SERVICES PLAN. Accessor Funds has adopted an Administrative Services Plan whereby Accessor Funds is authorized to enter into Administrative Service Agreements on behalf of the Investor Class Shares of the Funds (the "Agreements"), the form of which has been approved by the Board of Directors of Accessor Funds and each Agreement will be ratified by the Board of Directors at the next quarterly meeting after the arrangement has been entered into. Each Fund will pay an administrative services fee under the Administrative Services Plan on a monthly basis at an annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of the Fund (the "Administrative Services Fee") beneficially owned by the clients of the Service Organizations. PROVIDED, HOWEVER, that no Fund shall directly or indirectly pay any distribution related amounts that will be allocated under Accessor Funds' Distribution and Service Plan. Administrative Services Fees may be used for payments to Service Organizations who provide administrative and support servicing to their individual customers who may from time to time beneficially own Investor Class Shares of Accessor Funds, which, by way of example, may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders other accounts serviced by such financial institution; (iv) arranging for bank wires; (v)
providing  transfer  agent  or  subtransfer   agent  services,   recordkeeping,
custodian or subaccounting services with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for such services; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and Semi-Annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; or (viii) providing such other similar services, which are not considered "service fees" as defined in the NASD Rule 2830(b)(9), as a Fund may reasonably request to the extent the Service Organization is permitted to do so under applicable laws, statutes, rules and regulations. The Administrative Services Plan may be terminated at any time by a vote of the Qualified Directors. The Board of Directors shall review and approve the Administrative Services Plan annually and quarterly shall receive a report with respect to the amounts expended under the Administrative Services Plan and the purposes for which those expenditures were made.

ACM ADMINISTRATIVE PLAN. Accessor Funds has adopted an ACM Administrative Plan (formerly the U.S. Government Money Fund Shareholder Service Plan) whereby Accessor Capital will provide certain administrative support services to the Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares of the U.S. Government Money Fund. The ACM Administrative Plan also authorizes Accessor Capital, in its discretion, to delegate the performance of some or all of these services to other persons ("Service Providers"); provided, however, that Accessor Capital will not delegate the performance of the services to any Service Provider that receives a separate fee for services paid under Accessor Funds' distribution and service plan as adopted under Rule 12b-1 of Investment Company Act of 1940, as amended. The U.S. Government Money Fund will pay Accessor Capital an ACM Administrative Fee on a monthly basis at an annual rate of up to 0.25% of the average daily net assets for each of the Investor Class, A Class, C Class and the Advisor Class Shares of the Fund, as applicable (the "ACM Administrative Fee"); provided, however, that the Fund shall not directly or indirectly pay any distribution related amounts for the Investor Class Shares, A Class Shares or C Class Shares that will be allocated under the Fund's Distribution and Service Plan. Services under the ACM Administrative Plan focus on providing administrative, recordkeeping and informational support in maintaining omnibus accounts of Service Organizations that invest in the Fund on behalf of its individual clients and accounts of shareholders in the Fund who invested directly through Accessor Capital. Such services include, but are not limited to, (i) answering inquiries of Service Organizations or individual shareholders regarding the status of their accounts and/or the status of an account transaction; (ii) providing information on distributions, investment returns, yields, maturity distribution, and average credit quality of the Fund and its respective Classes; (iii) providing information regarding the management of the Fund, including Fund holdings and weightings; (iv) addressing taxrelated issues relating to the Fund such as state specific holding periods on fund distributions; (v) maintaining telephone and internet support capabilities for the information described above or to other Fundrelated inquiries; and (vi) providing recordkeeping services for omnibus accounts investing in the Fund. The ACM Administrative Plan may be terminated at any time by a vote of the Qualified Directors.

The Board of Directors believes that the Distribution and Service Plan and the Administrative Services Plan will provide benefits to Accessor Funds and the ACM Administrative Plan will provide benefits to the U.S. Government Money Fund. The Board of Directors believes that the multiclass structure may increase investor choice, result in efficiencies in the distribution of Fund shares and allow Fund sponsors to tailor products more closely to different investor markets. The Board of Directors further believes that multiple classes avoid the need to create clone funds, which require duplicative portfolio and fund management expenses.

The Distribution and Service Plan, Administrative Services Plan and ACM Administrative Plan provide that each shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Qualified Directors, and that the Directors shall review at least quarterly, a written report of the amounts expended pursuant to each plan and the purposes for which such expenditures were made.


                                    VALUATION



The NAV per share of each class of each Fund is calculated at the close of regular trading on each business day on which shares are offered or orders to redeem may be tendered (normally 4:00 p.m. Eastern time, except for the U.S. Government Money Fund, the NAV for which is calculated at 5:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange, Fifth Third and Accessor Capital are open for business. Non-business days for 2007 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The public offering price of each Fund's Shares is its net asset value, plus any applicable sales charges, next computed after the sale. A Class Shares and C Class Shares may be subject to a CDSC, as described in the Funds' prospectuses. A Class Shares are generally subject to a front-end sales load as described in the Funds' prospectuses.



Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Prices are generally obtained using market quotations as provided by a pricing service. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price on the primary exchange on which the security is traded. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Fixed-Income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, Fixed-Income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealersupplied valuations and electronic data processing techniques. short-term debt securities maturing in 60 days or less (including investments in the U.S. Government Money
Fund) are valued using amortized cost, which approximates market value.


Overthecounter equity securities, options and futures contracts are generally valued on the basis of the closing bid price, or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Overthecounter equity securities traded on the NASDAQ National Market and the NASDAQ SmallCap Markets are based on the NASDAQ Official Closing Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the ask prices or, if there is no Official Price on that day, at the last sales price. All other overthecounter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

The International Equity Fund's portfolio securities trade primarily on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the NAV of the Fund's shares when the shareholder is not able to purchase or redeem Fund shares.


An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. A discussion regarding the circumstances uner which the Funds will use fair value pricing and the effects of using fair value pricing is included in the Funds' prospectuses. Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that classes distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the classes proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the classes "NAV" per share. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes. Except for Funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the exdividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for the U.S. Government Money Fund are credited to a shareholder's account on the payment date.


Under certain circumstances, the per share NAV of the Investor Class Shares, A Class Shares and C Class Shares of the Funds may be lower than the per share NAV of the Advisor Class Shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Investor Class Shares, A Class Shares and C Class Shares, respectively. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

The assets of each Allocation Fund consists primarily of Advisor Class Shares of the Underlying Funds which are valued at their respective NAVs.


                            FUND TRANSACTION POLICIES

Generally, securities are purchased for the Funds (other than the U.S. Government Money Fund) for investment income and/or capital appreciation and not for short-term trading profits. However, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their Money Managers.

If a Fund changes Money Managers, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

FUND TURNOVER RATE. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

The Funds have no restrictions on portfolio turnover. The Funds will purchase or sell securities to accommodate purchases and sales of each Fund's shares. In addition, the Allocation Funds will purchase or sell securities to maintain or modify the allocation of each Allocation Fund's assets among the Underlying Funds within the percentage limits described in the prospectuses of the Allocation Funds. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized and increase costs to Fund shareholders. Shareholders are taxed on such gains when distributed from a Fund at ordinary income tax rates. See "Tax Information."

The Allocation Funds do not incur brokerage costs of investing in Underlying Funds but may if investing in other securities.


PORTFOLIO TURNOVER. While it is not the policy of the Funds to purchase securities with a view to short-term profits, each Fund will dispose of securities without regard to the time they have been held if such action seems advisable. The High Yield Bond, Intermediate Fixed-Income, and Short-Intermediate Fixed-Income Funds anticipate that under normal market conditions, their annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). The portfolio turnover rate of the Growth, Value, Small to Mid

Cap and International Equity Funds have exceeded and may continue to exceed 100%. The rebalancing techniques used by the Growth Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. The Mortgage Securities Fund's portfolio turnover rate has exceeded and may continue to exceed 200%. In 2005, continued low interest rates generated high levels of prepayments in the U.S. These refinancings necessitated re-investment of principal on the part of the Money Manager and resulted in turnover above 300% during the year. See the Financial Highlights to the December 31, 2005 Annual Report for details.


BROKERAGE ALLOCATIONS. The Allocation Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investing in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities. The following is a description of the policy of the Underlying Funds with respect to brokerage allocation and brokerage commissions. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on nonUnited States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the overthecounter markets, including most debt securities and money market instruments, but the price includes a "commission" in the form of a markup or markdown. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreements provide in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Funds. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Management Agreements and the Money Manager Agreements authorize Accessor Capital and the Money Managers, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Funds. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital or a Money Manager may select a broker or dealer (including affiliates of the Distributor) that has provided research products or services of benefit to Accessor Funds. In certain instances, Accessor Capital or the Money Manager may receive from brokers or dealers products or services which are used both as investment research and for administrative, marketing, or other nonresearch purposes. In such instances, Accessor Capital or the Money Managers will make a good faith effort to determine the relative proportions of such products or services that may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital or the Money Managers through brokerage commissions generated by transactions of the Funds, while the portions of the costs attributable to nonresearch usage of such products or services is paid by Accessor Capital or the Money Managers in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital or the Money Managers allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital or the Money Managers and those that primarily benefit Accessor Funds.

As a general matter, each Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.


In addition, if requested by Accessor Funds, Accessor Capital, when exercising investment discretion, and the Money Managers may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital or the Money Manager so long as the Money Manager or Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that the Funds or another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by a Fund, direct all or a portion of a Fund's transactions to brokers who pay a portion of that Fund's expenses.

Accessor Capital does not expect the Funds ordinarily to effect a significant portion of the Funds' total brokerage business with brokers affiliated with the Distributor, Accessor Capital or their Money Managers. However, a Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 of the 1940 Act. For the calendar year ended December 31, 2003, no fund effected transactions with affiliated brokers For the calendar year ended December 31, 2004, no fund effected transactions with affiliated brokers. For the calendar year ended December 31, 2005, no fund effected transactions with affiliated brokers.

BROKERAGE COMMISSIONS. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. Certain services received by Accessor Capital or Money Managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Managers are not reduced by reason of their receipt of such brokerage and research services.

The Fixed-Income Funds generally do not pay brokerage commissions.

BROKERAGE COMMISSIONS PAID BY THE FUNDS

                      FOR THE FISCAL YEAR ENDED DECEMBER 31



           FUND                     2004         2005           2006



Growth (1)                      $ 137,884   $ 103,304          $ 197,288
Value (2)                         108,041      71,985             56,655
Small to Mid Cap                  235,769     219,286            214,703
International Equity               45,799     169,692            511,239
High Yield Bond                         0     240                  3,665
Mortgage Securities                 1,424     0                    1,309






(1) In 2004, of the total amount, $0 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $1515 was directed by Accessor Funds as part of a brokerage recapture program.

(2) In 2004, of the total amount, $6971 was directed by Accessor Capital or the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $4970 was directed by Accessor Funds as part of a brokerage recapture program; in 2005 of the total amount, $1,096 was directed by the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $3,018 was directed by Accessor Funds as part of a brokerage recapture program; in 2006 of the total amount $639.00 was directed by the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $1,876.00 was directed by Accessor Funds as part of a brokerage recapture program.









                                 TAX INFORMATION

TAXATION OF THE FUNDS  GENERAL

Each Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). That treatment generally relieves a Fund, but not its shareholders, from paying federal income tax on amounts distributed to shareholders.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ; and (ii) net income derived from an interest in a "qualified publicly traded partnership" as defined in the Code ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, in two or more issuers that the Fund controls and that are engaged in similar trades or businesses, or in the securities of one or more "qualified publicly traded partnerships".

If any Fund fails to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits. Under these circumstances, corporate shareholders may be eligible for the "dividends received deduction" in respect of those dividends, and noncorporate shareholders may be subject to federal income taxation at reduced rates to the extent those dividends constitute "qualified dividend income". In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year the sum of at least 98% of its ordinary income for that year and at least 98% of its capital gain net income for the oneyear period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. Each Fund intends to make sufficient distributions to avoid the Excise Tax.

An  Underlying  Fund  will  be  eligible  to  elect  to  "passthrough"  to  its shareholders (including an Allocation Fund) the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes it pays if more than 50% of the value of its total assets at the close of any taxable year consists of stock or securities of foreign corporations, and it has distributed at least 90% of its investment company taxable income. We anticipate that an Allocation Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the 50% asset test described above. See "Foreign Taxes" below.

TAXATION OF THE SHAREHOLDERS


Shareholders of each Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from a Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of ordinary dividends to a Fund's noncorporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by a Fund as, "qualified dividend income." If more than 95% of a Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income", a Fund may designate, and a Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations" which are corporations that are either incorporated in a U.S. possission or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" are not "qualified foreign corporations." Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

If Fund shares are sold or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain included in income with respect to the shares (whether distributed or not). Any loss realized by a shareholder on a sale (redemption) or exchange of shares of a Fund will be disallowed to the extent the shareholder purchases other shares of that Fund, regardless of class, within 30 days before or after the disposition.

A portion of the dividends from each Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividendsreceived deduction allowed to corporations. The eligible portion may not exceed the aggregate ordinary income dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividendsreceived deduction may be subject to the federal alternative minimum tax and certain basis adjustments. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividendsreceived deduction.

Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the net asset value of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. Therefore, prior to purchasing shares of any Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.



HEDGING STRATEGIES


The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will affect for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

To the extent a Fund recognizes income from a "conversion transaction," as defined in section 1258 of the Code, all or part of the gain from the disposition or other termination of a position held as part of the conversion transaction may be recharacterized as ordinary income. A conversion transaction generally consists of two or more positions taken with regard to the same or similar property, where (1) substantially all of the taxpayer's return is attributable to the time value of its net investment in the transaction and (2) the transaction satisfies any of the following criteria: (a) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (b) the transaction is a straddle, within the meaning of section 1092 of the Code (see below); (c) the transaction is one that was marketed or sold to the taxpayer as producing capital gains from a transaction in which the return to the taxpayer is substantially from the time value of the net investment; or (d) the transaction is described as a conversion transaction in future regulations.

Certain futures, foreign currency contracts and nonequity options in which a Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year, other than contracts with respect to which the Fund has made a "mixed straddle" election, must be "markedtomarket" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any gain or loss recognized on these deemed sales, and 60% of any realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be markedtomarket for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund. In order to make the required distributions and avoid a tax on the applicable Fund, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Under Code section 1092, offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Fund may constitute a "straddle." Straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, deferral of losses, adjustments in the holding periods of securities and conversion of short-term into long-term cpaital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to each Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).


When a covered call option written (sold) by a Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.


If a Fund has an  "appreciated  financial  position"   generally,  an interest
(including an interest  through an option,  futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time without increasing the cash available to the Fund. In order to distribute such gain and avoid a tax on the applicable Fund, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the
underlying  property  or  substantially   similar  property  will  be  deemed  a
constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).



FOREIGN SECURITIES AND TRANSACTIONS


A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) at least 50% of the average fair market value of its assets consists of assets that produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.


If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO
RATA share of the QEF's annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if the Fund did not receive those earnings and gain from the QEF. As a result, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In most instances it will be very difficult, if not impossible, to make a QEF election because of certain requirements thereof, and the Funds do not expect to make such an election.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. This election may cause the applicable Fund to recognize income prior to the receipt of cash payments with respect to that stock. In order to distribute this income and avoid a tax on the applicable Fund, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable yearend, but only to the extent of any net marktomarket gains with respect to that stock included in income by the Fund for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.


Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreigncurrencydenominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.



FOREIGN TAXES

Dividends and interest received and gains realized by the International Equity Fund (and any other Fund holding foreign securities) from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes"). Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, because the amount of a Fund's assets to be invested in various countries is not known.



Each Fund, other than the International Equity Fund, expects that less than 50% of the value of its total assets will consist of stock or securities of foreign corporations. If more than 50% of the value of the International Equity Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid. Pursuant to the election, the International Equity Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the International Equity Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the International Equity Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


Shareholders will not be entitled to credit their allocable portions of foreign income or withholding taxes imposed on the International Equity Fund if they have not held their shares therein for 16 days or more during the 31day period beginning 15 days before the exdistribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. However, such a shareholder would be eligible to claim a credit. Foreign shareholders may not deduct or claim a credit for foreign taxes in determining their U.S. income tax liability unless the dividends paid to them by the International Equity Fund are effectively connected with a U.S. trade or business.



FOREIGN SHAREHOLDERS


Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at that rate on taxable dividends and other payments to non-U.S. Persons that are subject to such withholding. A Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interestrelated dividends, to the extent such dividends are derived from a Fund's "qualified net interest income" or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Any amounts overwithheld may be recovered by a shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to file such claims. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.



STATE AND LOCAL TAXES


Depending on the extent of a Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of a Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes. Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in a Fund.


The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


Each Fund is currently making a continuous offering of its shares. Each Fund receives the entire net asset value of shares sold. Each Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. Advisor Class Shares of the Funds may be purchased with no sales charge or commission. Investors may also purchase Advisor Class Shares, Investor Class Shares, A Class Shares or C Class Shares of the Funds or Institutional Class Shares of the U.S. Government Money Fund from the Distributor or through intermediaries, such as a broker-dealer, bank or other financial institutions. In the case of A Class Shares, the public offering price is the net asset value plus the applicable sales charge, if any, as set forth in the prospectus.


Each Fund reserves the right in its sole discretion to (1) suspend the offering of its shares, (2) reject purchase orders, including a purchase by exchange from another Accessor Fund, if management determines such rejection is in the best interest of the Fund, (3) increase or decrease the minimum amount required to open and maintain an account, without prior notice, and (4) reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.

MINIMUM INVESTMENT EXCEPTIONS. You may purchase shares of a Fund notwithstanding the minimum investment amount and/or subsequent purchase amount if you qualify for any of the exceptions discussed below.

You may be required to provide written confirmation of your eligibility. In addition to the following, a Fund may waive or lower purchase minimums in other circumstances.

1. Omnibus or nominee accounts of financial institutions or broker-dealers registered as one account with the transfer agent; 2. Purchases made pursuant to the dividend re-investment program; 3. Employer-sponsored retirement or benefit plans (e.g. 401(k) plans) where the investment in each fund is expected to meet the minimum investment amount within a reasonable time period; 4. Participants in a 403(b) plan, 457 plan or other employer-sponsored retirement plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary; and (ii) all participants in the plan who purchase shares of an Accessor Fund do so through a single broker, dealer or other financial intermediary designated by your employer; 5. Certain Accessor Funds retirement accounts (e.g. SIMPLE IRAs) funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts; 6. Certain mutual fund wrap program accounts (an eligible wrap program must offer asset allocation services, charge an assetbased fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with Accessor Funds or the Distributor); 7. Fulltime or parttime employees of Accessor Capital or any of its affiliates, Board members of Accessor Funds or the spouse or minor child of any of the foregoing; 8. Current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the Distributor and current or former officers, partners and employees of banks affiliated with such broker-dealers, or the spouse or minor child of any of the foregoing; 9. Current or former partners and employees of legal counsel to Accessor Funds or the spouse or minor child of any of the foregoing; 10. Current or former directors, officers, employees, or sales representatives of any subadviser to any Accessor Fund or the spouse or minor child of any of the foregoing; 11. Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons; 12. Purchases made for purposes of correcting an error; and 13. Transfers in from a trustee, including residual interest payments.



DEALER COMMISSIONS AND COMPENSATION For A Class Shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, except for financial intermediaries or their trading agents making purchases for clients in a feebased investment program, as described in the prospectus, or employees of broker-dealer firms and registered investment advisor firms purchasing in their own account or any purchase of shares for an account at NAV or in which the sales charge would be waived. Commissions on investments in A Class Shares are paid at the following rates:

         1.00% on amounts from $1 million to $4 million, and 0.50% on amounts over $4 million and up to $10 million, and 0.25% on amounts over $10 million.

(For example, on a single purchase of $12 million, the commission would breakdown as follows: 1.00% on the first $4 million plus 0.50% on the next $6 million plus 0.25% on the last $2 million.) Commissions are based on cumulative investments and are not annually reset.

Dealer concessions may not be paid unless the Distributor can monitor the applicability of the CDSC. In addition, if a financial intermediary decides to waive receipt of the concession, Accessor Funds or the Distributor may waive any CDSC that might otherwise have applied to any such purchase. No dealer concessions are paid on any other sales of shares at net asset value. The schedule of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds, and purchases made under a Letter of Intent and pursuant to the right of accumulation, both of which are described in the Prospectuses.

RIGHT OF ACCUMULATION--A CLASS SHARES ONLY. Reduced sales loads apply to any purchase of A Class Shares by you and your "immediate family" (your spouse and your children under the age of 21), where the aggregate investment including such purchase is $50,000 or more in the Equity Funds and Allocation Funds
(except the Income Allocation Fund) or $100,000 or more in the Fixed-Income Funds and Income Allocation Fund. If, for example, you previously purchased and still hold A Class Shares of an Equity Fund, with an aggregate current market value of $40,000 and subsequently purchase A Class Shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.75% of the offering price. All present holdings of A Class Shares of an Accessor Fund may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify at the time of purchase, you must notify the Transfer Agent. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

LETTER OF INTENT A CLASS SHARES ONLY. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of A Class Shares based on the total number of A Class Shares of any Accessor Fund purchased by you and your "immediate family" (your spouse and your children under the age of 21) in either a 13month period or when you reach the minimum amount specified in the Letter of Intent (but does not include future appreciation of your investment, investments in the U.S. Government Money Fund, reinvested distributions or capital gains) pursuant to the terms and conditions set forth in the Letter of Intent. You can obtain a Letter of Intent form by calling 1800759-3504.

Each purchase you make during the 13month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. Existing holdings eligible for rights of accumulation in A Class Shares of the Accessor Funds may be credited toward satisfying the Letter of Intent. Upon reaching the minimum investment amount indicated in your Letter of Intent, the Letter of Intent is satisfied. A second Letter of Intent must be signed to receive any additional reduction in sales charges not covered by a right of accumulation. During the period covered by the first Letter of Intent, upon completion of the total minimum investment specified under the Letter of Intent, an adjustment to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the first Letter of Intent will be made in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the dollar amount of the total purchases. The dealer will be liable for the amount of any such adjustment. During the period covered by the second Letter of Intent, upon completion of the total minimum investment specified under the Letter of Intent, an adjustment to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the second Letter of Intent will be made in the form of additional shares credited to your account at the thencurrent offering price applicable to a single purchase of the dollar amount of the total purchases. The dealer will be liable for the amount of any such adjustment.

If total purchases are less than the amount specified, the offering price of the shares you purchased during the 13month period will be adjusted to reflect the sales load applicable to aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorneyinfact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of A Class Shares of the Fund to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase A Class Shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the thencurrent net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

A CLASS SHARE PURCHASES NOT SUBJECT TO SALES CHARGES Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN 24 MONTHS OF PURCHASE and where the broker has received the dealer concession of up to 1% as described above.

Employer-sponsored defined contributiontype plans investing $1 million or more and with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the Accessor Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest at net asset value and are not subject to a CDSC.

403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the Accessor Funds are principal investment options; and (ii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more and having 100 or more eligible employees.

Retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its A Class Shares Plan of Distribution on investments made with no initial sales charge.

In addition, A Class Shares may be sold at net asset value to:

(1) current registered representatives, retired registered representatives with respect to accounts established while active, or fulltime employees (and their spouses, parents, and children) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers) or fulltime employees (and their spouses, parents and children) of banks who are affiliated with such dealers; and plans for such persons or the dealers;

(2) current and retired registered investment advisers, with respect to accounts
established  while  active,  registered  with  the  Distributor,   or  fulltime
employees (and their spouses, parents, and children) of registered investment advisers registered with the Distributor and plans for such persons;

(3) companies exchanging securities with Accessor Funds through a merger, acquisition or exchange offer;

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON A CLASS SHARES Except as described above, a CDSC of 1% applies to redemptions of A Class Shares of the Accessor Funds, other than the U.S. Government Money Fund, made within 24 months following the purchase of A Class Shares of $1 million for which a broker has received a dealer concession, as described above. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for A Class and C Class Shares" below.

No sales charge is included in the public offering price of other classes of Fund shares. Intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Funds. Shares of the Funds will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the NYSE. If the dealer receives the order after the close of trading the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price based on the net asset value next determined after receipt. All purchases must be made in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Orders are accepted on each business day. If Accessor Capital receives a purchase order for shares of the U.S. Government Money Fund marked "Same Day Settlement" and investment monies are wired prior to 5:00 p.m. Eastern time, the shareholder will be entitled to receive that day's dividend. Neither the Funds nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock

Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Funds are offered and orders accepted, or the orders will not be accepted and invested in the particular Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Funds. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and a Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary. The order will be priced at the NAV next computed after the order is received.

Each Fund reserves the right to suspend the offering of shares for a period of time. The Funds also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of a Fund. A Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Investor Class Shares of the Funds and Institutional Class Shares of the U.S. Government Money Fund are expected to be available through industry recognized service providers of fund supermarkets or similar programs ("Service Organizations") that require customers to pay either no or low transaction fees in connection with purchases or redemptions. Certain features of the Investor Class Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct charges, which charges or fees would not be imposed if Investor Class Shares or Institutional Class Shares of the U.S. Government Money Fund are purchased directly. Therefore, a client or customer should contract the Service Organization acting on their behalf concerning the fees (if any) charged in connection with a purchase or redemption of Investor Class Shares. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to a Fund in accordance with their agreements with clients or customers.

For nondistribution related administration, subaccounting, transfer agency and/or other services, Investor Class Shares of a Fund may pay Service Organizations and certain record keeping organizations with whom they have entered into agreements pursuant to the Administrative Services Plan. The fees payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the fee schedule of the Service Organization or recordkeeper.

Shares may be redeemed on any business day at the NAV next determined after the receipt by the Distributor or the transfer agent of a redemption request in good order, reduced for A Class Shares and C Class Shares by any applicable CDSC. Payment will ordinarily be made within seven days and will be wiretransferred by automatic clearinghouse funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If the Distributor or transfer agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion.

The Funds may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will a Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and restrictions or which Accessor Capital or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for a Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to a Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

TELEPHONE TRANSACTIONS. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of a Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of the Distributor or Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

For accounts held of record by a broker-dealer, trustee, custodian or an attorneyinfact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund, the Distributor nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.


MARKET TIMING POLICY. The Funds are intended for long term investment purposes. The Funds will take steps to deter frequent purchases and redemptions in Fund shares ("market timing activities"). "Market Timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the fund's NAV does not fully reflect the value of the fund's holdings for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Such short-term trading activity has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds. The Funds will take reasonable steps to discourage short-term trading and the Board of Directors has adopted the following policies and procedures with respect to preventing market timing of the Funds by shareholders.




Anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Accessor Capital will be issued a written notice of their status and the Fund's policies. Shareholders who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption, which will be paid to the respective Fund. This redemption fee does not apply to certain categories of redemptions that do not raise short-term trading concerns as determined in the sole discretion of the Funds (and Accessor Capital, on behalf of Funds). These categories include, but are not limited to, the following:

          1. Withdrawals made pursuant to the systematic withdrawal program.
          2. Redemptions due to the death of a shareholder;
          3. Redemptions due to required minimum distributions from an Accessor Funds IRA or other retirement plan;
          4. Redemptions within certain pension plans as required by law or regulatory authorities;
          5. Return of excess contributions in retirement accounts where the excess is reinvested into the Funds;
          6. Redemptions resulting in the settlement of an estate due to the death of the shareholder; and
          7. Reinvested distributions (dividends and capital gains).

In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to certain retirement accounts and the Funds' Systematic Withdrawal Plan described in the Funds' Prospectus.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.


The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market trading and excessive trading, although they believe they have adequate procedures in place to attempt to do so.


During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

AUTOMATIC INVESTMENT PLANS. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Funds whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to the Transfer Agent. To enroll in the AIP, fill out and sign the Account Options Form and mail or fax (2062244274) the completed form to Accessor Funds 15 days prior to the initial purchase. If you pay with an electronic transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment. In the event that your purchase fails for any reason (e.g., insufficient funds), the Transfer Agent will notify you in writing. You will not be able to resend your investment for that period at the price on the day the purchase should have been made. Should your purchase fail a second time for any reason, the Transfer Agent will notify you in writing that your AIP is stopped and you will not be allowed to reopen an AIP.

INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS. Assets from a retirement plan (plan assets) may be invested in any class of shares of the Accessor Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving plan assets that offered an investment option including any of the Accessor Funds, may be invested in: 1) A Class Shares at net asset value; 2) A Class Shares subject to the applicable initial sales charge; or 3) C Class Shares. Plan assets invested in A Class Shares with a sales charge, or C Class Shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Plan assets invested in A Class Shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to A Class Share investments of $1 million or more (see "Dealer Commissions and Compensation" above).

IRA rollovers that do not indicate which share class plan assets should be invested in will be rejected.

EXCHANGES. You can exchange A Class or C Class Shares from one Fund into A Class or C Class Shares, respectively, of another Accessor Fund. You can request your exchange by contacting your financial representative or by contacting the Fund. Be sure to read the current prospectus for any Fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

Shares of other classes of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: (a) exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load; (b) shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted; (c) shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load; (d) shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through re-investment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load; and (e) shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchase. To accomplish an exchange under item (d) above, you must notify the transfer agent of your prior ownership of Fund shares and your account number.

REDEMPTIONS OF A CLASS SHARES AND C CLASS SHARES. As described in the Prospectus, A Class Shares are offered at net asset value with an initial sales charge, if applicable. A CDSC of 1.00% will be assessed at the time of redemption of A Class Shares purchased without an initial sales charge as part of an investment of $1 million or more and redeemed within 24 months of purchase, except for direct purchases in the U.S. Government Money Fund. The Distributor may pay Service Organizations an amount up to 1% of the net asset value of A Class Shares as described above. C Class Shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. For purposes of the CDSC, an exchange of A Class Shares or C Class Shares from one Fund to another Fund of the same class is not considered a redemption or a purchase (there may, however, be tax implications with respect to exchanges see Tax Information above). In determining whether a CDSC is applicable to a redemption of A Class Shares and C Class Shares, the calculation will be determined in the manner that results in the lowest rate being charged. For C Class Shares subject to a CDSC, it will be assumed that the redemption is the first of any shares that have been in the shareholder's fund account for over a year, and second of any shares that have been in the shareholder's fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted form the redemption, not the amount remaining in the account.

CDSC Waivers for A Class and C Class  Shares.  You will not be charged a CDSC on
(i) appreciation on your A Class Shares or C Class Shares above the purchase price; (ii) shares you acquired through re-investment of dividends or capital gains distributions; or (iii) shares purchased through a Service Organization that did not receive advanced sales payments or commissions.

In the following circumstances, the CDSC charged on redemptions of A Class Shares and C Class Shares is waived:

RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

o Individual Retirement Accounts ("IRAs")

         >> Death or disability of the IRA owner.

o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

         >> Death, disability or retirement of 401(a) or ESP Plan participant;

         >> Loan from 401(a) or ESP Plan;

         >> Financial hardship (as defined in Treasury Regulation Section 1.401(k)1(d)(2), as amended from time to time);

         >> Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

         >> Taxfree return of excess 401(a) or ESP Plan contributions;

o IRAs, 401(a) Plans, ESP Plans, SRO Plans and SARSEP Plans;

         >> Salary Reduction Simplified Employee Pension Plans ("SARSEP
            Plans");
         >> Distributions made on or after the IRA owner or the 401(a), ESP or
         SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under
Code
         rules;
         >> Death or disability of a SARSEP Plan participant.

SYSTEMATIC WITHDRAWAL PLAN. Redemptions of A Class Shares pursuant to the systematic withdrawal plan unless your account falls below $100,000 within 24 months of your initial purchase. Redemptions pursuant to the Systematic
Withdrawal Plan unless your account falls below $2,000 within one year of its opening.

DEATH OF OWNER. Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferral of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit, of the deceased individual.

DISABILITY OF OWNER. Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Transfer Agent or the Distributor).

If you think you are eligible for the elimination or waiver of a CDSC, please contact your financial intermediary or Accessor Funds. Certain waivers will only apply upon notice of qualification upon the purchase of A Class Shares and C Class Shares. Accessor Funds may terminate the elimination or waiver of CDSC on A Class Shares and C Class Shares at any time.

FINANCIAL STATEMENTS



Accessor Funds' audited financial statements for the fiscal year ended December 31, 2006 and unaudited financial statements for the period ended June 30, 2006, are contained in the Annual and Semi-Annual Reports to Shareholders, respectively, which are incorporated herein by this reference and, unless previously provided, will be delivered together herewith.



PROXY VOTING POLICY


The Board has adopted Proxy Voting Policies and Procedures on behalf of the Accessor Funds which delegates responsibility for voting proxies to Accessor Capital, subject to the Board's continuing oversight. Accessor Capital in turn has, where applicable, delegated responsibility for voting proxies to the individual Money Managers. Accessor Capital and the Money Managers each have their own proxy voting policies and procedures which the Board has reviewed. Accessor Capital's and the Money Managers' policies and procedures assure that all proxy voting decision are made in the best interest of the Accessor Funds and that Accessor Capital or the Money Managers will act in a prudent and diligent manner for the benefit of the Accessor Funds. Accessor Capital's and the Money Managers' policies and procedures include specific provisions to determine when a conflict exists between the interests of a Fund and the interests of Accessor Capital or the Money Manager, as the case may be. Copies of the proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C. Information on how the Funds voted proxies relating to portfolio securities during the 12month period ended June 30, 2005 will be available without charge upon request by contacting Accessor Funds or via the Securities and Exchange Commission website at http://www.sec.gov.

APPENDIX A


                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "giltedge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as highgrade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as uppermedium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as mediumgrade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                      A1

STANDARD & POOR'S CORPORATION ("S&P")

AAA

An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA

An  obligor  rated  'AA'  has  VERY  STRONG   capacity  to  meet  its  financial
commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higherrated categories.

BBB

An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B

An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC

An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated 'CC' is CURRENTLY HIGHLYVULNERABLE.

PLUS (+) OR MINUS ():

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      A2

R

An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D

An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect indepth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '' designations. Outlooks are not being provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings.

NOTE RATINGS

MOODY'S

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG1  Notes bearing this designation are of the best quality,  enjoying strong
protection  from  established  cash  flows,   superior   liquidity   support  or
demonstrated broadbased access to the market for refinancing.

MIG2 Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

                                      A3

SP1 This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP2 This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

A1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A2 This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A1.

A3 This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



























                                      A4

APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES




                              ACCESSOR FUNDS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES



I.       ACCESSOR FUNDS' POLICY STATEMENT

         Accessor Funds, Inc. ("Accessor"), on behalf of each of its portfolios (each a "Fund" and together the "Funds") is firmly committed to ensuring that proxies relating to the Funds' securities are voted in the best interests of the Funds' shareholders. The following policies and procedures have been established to implement Accessor's proxy voting program.

II.      ACCESSOR FUNDS' PROXY VOTING PROGRAM

         Accessor Capital Management LP ("Accessor Capital") serves as the Funds' investment manager. Accessor Capital is responsible for the selection and ongoing monitoring of investment subadvisers (the "SubAdvisers") who provide the day-to-day portfolio management for each Fund. Accessor has delegated proxy voting responsibility to Accessor Capital. Because Accessor Capital views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each Fund to the applicable SubAdviser. The primary focus of Accessor's proxy voting program, therefore, is to seek to ensure that the SubAdvisers have adequate proxy voting policies and procedures in place and to monitor each SubAdviser's proxy voting. These policies and procedures may be amended from time to time based on Accessor's experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III.     ACCESSOR CAPITAL'S DUE DILIGENCE AND COMPLIANCE PROGRAM

         As part of its ongoing due diligence and compliance responsibilities, Accessor Capital will seek to ensure that each SubAdviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Accessor Capital will review each SubAdviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the SubAdviser to manage a Fund and on at least an annual basis thereafter.

IV.      SUBADVISERS' PROXY VOTING POLICIES AND PROCEDURES

         Each SubAdviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

         A. Written Policies and Procedures: The SubAdviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Accessor and Accessor Capital, upon request, copies of such policies and procedures.

         B. Fiduciary Duty: The SubAdviser's policies and procedures must be reasonably designed to ensure that SubAdviser votes Fund securities in the best interest of the Fund.

         C. Conflicts of Interest: The SubAdviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxyrelated conflicts of interest between the SubAdviser (including its affiliates) and the Funds before voting Fund proxies.

                  D. Voting Guidelines: The SubAdviser's policies and procedures must address with reasonable specificity how the SubAdviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

                  E. Monitoring Proxy Voting: The SubAdviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of the Funds in a timely and efficient manner.

         F. Record Retention and Inspection: The SubAdviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The SubAdviser must provide to Accessor and Accessor Capital such information and records with respect to proxies relating to the Funds' securities as required by law and as Accessor or Accessor Capital may reasonably request.

V.       DISCLOSURE OF ACCESSOR'S PROXY VOTING POLICIES AND PROCEDURES AND
         VOTING RECORD

         Accessor Capital, on behalf of Accessor, will take reasonable steps as necessary to seek to ensure that Accessor complies with all applicable laws and regulations relating to disclosure of Accessor's proxy voting policies and procedures and its proxy voting record. Accessor Capital (including, at its option, through thirdparty service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the SubAdvisers with respect to the Funds' securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Accessor's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.      REPORTS TO ACCESSOR'S BOARD OF DIRECTORS

         Accessor Capital will periodically (but no less frequently than annually) report to the Board of Directors with respect to Accessor's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the SubAdvisers with respect to Fund securities and any other information requested by the Board of Directors.

Adopted: August 13, 2003

                         ACCESSOR CAPITAL MANAGEMENT LP
                      PROXY VOTING POLICIES AND PROCEDURES
                            (ADOPTED AUGUST 18, 2003)

         Accessor Capital Management LP ("Accessor Capital") serves as the investment adviser to the series of the Accessor Funds, Inc. (each a "Fund" and together the "Funds"), which are Accessor Capital's only clients. In that capacity Accessor Capital has adopted these policies and procedures in accordance with Rule 206(4)6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that Accessor Capital administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I.       POLICY

         In the typical course of Accessor Capital's business, voting of proxies of individual securities is delegated to the respective subadvisers retained to oversee and direct the investments of the Funds. Each subadviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.

         Where a material conflict exists in the voting of proxies by a subadviser, Accessor Capital will retain the authority to vote such proxy on behalf of the Funds or determine that the subadviser may vote such proxy in compliance with their proxy voting policies regarding material conflicts.

         In limited instances, transitional securities may be held in an account and may not be overseen by a subadviser or Accessor Capital may determine that a subadviser has a material conflict with a vote and determine that it is in the best interests of the Funds for the proxy to be voted by Accessor Capital. In those cases, it is Accessor Capital's policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Accessor Capital to vote such proxies in a manner that is consistent with the Funds' best interests.

II.      RESPONSIBILITY

         In most cases, voting of proxies is delegated to the respective subadviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a subadviser, the proxy voting committee of Accessor Capital, which consists of the Investment Department and the Compliance Department, (the "Proxy Committee") will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund's best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III.     PROCEDURES

         In the limited instances of voting of proxies not delegated to subadvisers or forwarded to the Funds as mentioned above, Accessor Capital will
(i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and
(iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

         Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund's investment, including how its vote will economically impact and affect the value of a Fund's investment.

         Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer's board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

IV.      CONFLICTS OF INTEREST

         Accessor Capital may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

         A.       IDENTIFYING CONFLICTS OF INTEREST

         The Proxy Committee will seek to identify Accessor Capital conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Accessor Capital's senior management. The Proxy Committee may determine that Accessor Capital has a conflict of interest as a result of the following:

         1. Significant Business Relationships The Proxy Committee will consider whether the matter involves an issuer or proponent with which Accessor Capital, its members, officers or employees have a significant business relationship. Accessor Capital, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for Accessor Capital, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

         2. Significant Personal or Family Relationships The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Accessor Capital who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Accessor Capital votes the proxy. Employees of Accessor Capital, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Accessor Capital's Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

         B.       DETERMINING WHETHER A CONFLICT IS MATERIAL

         In the event that the Proxy Committee determines that Accessor Capital has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is "material". The Proxy Committee may determine on a casebycase basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Accessor Capital's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

         C.       VOTING PROXIES INVOLVING A MATERIAL CONFLICT

         In the event that the Proxy Committee determines that Accessor Capital has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

         o fully disclose the nature of the conflict to the Funds and obtain the Funds' consent as to how Accessor Capital
             Management LP shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

         o contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

         o vote on the proposal and, in consultation with the Compliance Officer, detail how Accessor Capital's material conflict did not influence the decisionmaking process.

         The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

         D.       DOCUMENTING CONFLICTS OF INTEREST

         The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Accessor

Capital does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Accessor Capital.

V.       RECORDKEEPING AND DISCLOSURE

         Accessor Capital maintains the following books and records required by Rule 2042(c)(2) under the Advisers Act for a period of not less than five years:

         o a copy of these proxy voting policies and procedures, including all amendments hereto;

         o a copy of each proxy statement received regarding Fund securities, provided, however, that Accessor Capital may rely on the proxy statement filed on EDGAR as its record;

         o a record of each vote Accessor Capital casts on behalf of the Funds;

         o a copy of any document created by Accessor Capital that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

         o a copy of each written Fund request for information on how Accessor Capital voted proxies on behalf of the Funds; and

         o a copy of any written response by Accessor Capital to any Fund request for information on how Accessor Capital voted proxies on behalf of the requesting Fund.

         At least annually, Accessor Capital will provide the Funds' Board of Directors with a copy of its proxy voting policies and procedures and advise the Board that it may obtain information about how Accessor Capital voted the Funds' securities. Information about how the Funds securities were voted or a copy of Accessor Capital's proxy voting policies and procedures free of charge by written request addressed to Accessor Capital.



Approved:  August 18, 2003

                Enhanced Investment Technologies LLC ("INTECH")
                       Proxy Voting Policies & Procedures
                           Amended: January 24, 2007
           Effective for New Proxy Voting Clients: November 20, 2006
         Effective for Existing Proxy Voting Clients: January 15, 2007

The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.

General Policy. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with the ISS Benchmark Proxy Voting Guidelines, ISS Taft-Hartley Proxy Voting Guidelines, ISS Public Fund Proxy Voting Guidelines, or ISS Social Proxy Voting Guidelines (collectively referred to as "ISS Recommendations").

INTECH will vote all proxies on behalf of client's accounts in accordance with the ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by the client, INTECH will vote:

     o Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with the ISS Benchmark ("ISS-BK") Proxy Voting Guidelines which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.

     o Not-For-Profit (including Endowments and Foundations) clients in accordance with ISS Social ("ISS-SOCIAL") Proxy Voting Guidelines, which were developed by ISS to recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and good corporate governance along with the ethical behavior of corporations and the social and environmental impact of their actions.

     o Public Fund  clients in  accordance  with ISS Public Fund  ("ISS-PUBLIC")
     Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting.

     o Union, and Union Taft-Hartley clients in accordance with the ISS Taft-Hartley ("ISS-TH") Proxy Voting Guidelines, which were developed by ISS in conjunction with the AFL-CIO (formerly known as the ISS Proxy Voting Service or PVS Guidelines) with a worker-owner view of long-term corporate value.

Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at www.issproxy.com/policy/2007policy.jsp. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS-BK, ISS-TH, ISS-PUBLIC, or ISS-SOCIAL Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.

Delegation of Proxy Voting Administration. INTECH has engaged the services of the Investment Accounting Operations Group of Janus Capital Management LLC ("Janus Capital") to provide the administration for its proxy voting.

Janus Investment Accounting Operations Group. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS-BK, ISS-TH, ISS-PUBLIC, or ISS-SOCIAL Proxy Voting Guidelines.

Voting and Use of Proxy Voting Service. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS-BK, ISS-TH, ISS-PUBLIC, or ISS-SOCIAL Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with the ISS Recommendations that best represents the client type.

Conflicts of Interest. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

     o ISS shall vote all proxies on INTECH's behalf in accordance with the ISS-BK, ISS-TH, ISSPUBLIC, or ISS-SOCIAL, Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

     o The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

     o Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

     o Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Compliance Officer.

     o All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly-traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.

In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's Chief Operating Officer, Chief Legal Counsel and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.

Reporting and Record Retention. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS-BK, ISS-TH, ISS-PUBLIC, and ISS-SOCIAL Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Review of Policy. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

                             ASSET MANAGEMENT, INC.
                               Proxy Voting Policy
                               (as of March 2006)


  When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

  Proxy Voting Guidelines
  Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Institutional Shareholder Services (ISS) to research and vote its proxies. ISS provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on ISS to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest.

  There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client. There may also be times when clients have instructed Acadian not to vote proxies or direct Acadian to vote proxies in a certain manner. Acadian will maintain written instructions from clients with respect to directing proxy votes.

  Acadian also reserves the right to override ISS vote recommendations under certain circumstances. Acadian will only do so if they believe that changing the vote is in the best interest of clients. All overrides will be approved by an Executive Officer of Acadian and will be documented with the reasons for voting against the ISS recommendation.

  Conflicts of Interest
  Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and ISS before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

  If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to ISS to vote the proxy in accordance with the predetermined voting policy.

  Voting Policies
  Acadian has adopted the proxy voting policies developed by ISS. The policies have been developed based on ISS's independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change these policies from time to time without providing notice of changes to clients.

  ISS proxy voting policies include:

  Management Proposals: Proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals:

o        Election of Directors (uncontested)
o        Approval of Independent Auditors
o        Executive Compensation Plans
o Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.

  Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examine solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

  Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders' existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

o    Reorganizations/Restructurings
o    Amendments to the Articles of Association
o    Non-Executive   Director  Compensation  Proposals  (cash  and  share  based components)
o    Increasing Borrowing Powers
o    Debt Issuance Requests

  Voting Process
  Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with ISS including ensuring proxies Acadian is responsible to vote are forwarded to ISS, overseeing that ISS is voting assigned client accounts and maintaining appropriate authorization and voting records.

  After ISS is notified by the custodian of a proxy that requires voting and/or after ISS cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, ISS will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by ISS's Global Proxy Distribution Service and ADP's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. ISS assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a quarterly basis. Acadian will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

  Proxy Voting Record

  Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ISS voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

  Obtaining a Voting Proxy Report

  Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Acadian's Marketing Service Representative, PersonNameAmy Conklin, at 1-800-946-0166. The report will be provided free of charge.

                               Proxy Voting Policy
                                                SSgA Funds Management, Inc.


Amended December 8, 2005
Introduction

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

2) provides the client with this written proxy policy, upon request;

3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

4) matches proxies received with holdings as of record date;

5) reconciles holdings as of record date and rectifies any discrepancies;

6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

7) documents the reason(s) for voting for all nonroutine items; and

8) keeps records of such proxy voting available for inspection by the client or governmental agencies.


Process

The SSgA FM Manager of Corporate Governance is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.


Voting

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     o Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) number of other boards(other than those affiliated with the issuers)

     o    Approval of auditors

     o    Directors' and auditors' compensation

     o    Directors' liability and indemnification

     o    Discharge of board members and auditors

     o    Financial statements and allocation of income

     o Dividend payouts that are greater than or equal to country and industry standards

     o    Authorization of share repurchase programs

     o    General updating of or corrective amendments to charter

     o    Change in Corporation Name

     o    Elimination of cumulative voting


II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or bestinterest impact:

     o Capitalization changes which eliminate other classes of stock and voting rights

     o Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     o Elimination of preemptive rights for share issuance of less than a given percentage (country specific ranging from 5% to 20%) of the outstanding shares

     o    Elimination of "poison pill" rights

     o Stock purchase plans with an exercise price of not less that 85% of fair market value

     o    Stock option plans which are incentive based and not excessive

     o    Other stockbased plans which are appropriately structured

     o    Reductions in supermajority vote requirements

     o    Adoption of anti"greenmail" provisions


III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     o Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     o Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     o Antitakeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     o Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions

     o    Elimination of Shareholders' Right to Call Special Meetings

     o    Establishment of classified boards of directors

     o Reincorporation in a state which has more stringent antitakeover and related provisions

     o    Shareholder  rights  plans that allow the board of  directors to block
          appropriate   offers  to  shareholders  or  which  trigger  provisions
          preventing legitimate offers from proceeding

     o    Excessive compensation

     o    Changeincontrol   provisions  in  nonsalary   compensation   plans,
          employment   contracts,   and  severance   agreements   which  benefit
          management and would be costly to shareholders if triggered

     o    Adjournment of Meeting to Solicit Additional Votes

     o "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     o Proposals requesting reelection of insiders or affiliated directors who serve on audit, compensation, and nominating committees.


IV. SSgA evaluates Mergers and Acquisitions on a casebycase basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     o Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some nonUS markets

     o For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     o Against offers when there are prospects for an enhanced bid or other bidders

     o For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value



Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address sociopolitical issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholdersponsored initiatives:

     o    Requirements that auditors attend the annual meeting of shareholders

     o The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     o Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     o Mandates that amendments to bylaws or charters have shareholder approval


     o    Mandates that shareholderrights plans be put to a vote or repealed

     o    Establishment of confidential voting

     o    Expansions   to  reporting   of   financial  or   compensationrelated
          information, within reason

     o    Repeals of various antitakeover related provisions

     o    Reduction or elimination of supermajority vote requirements

     o    Repeals or prohibitions of "greenmail" provisions

     o    "Optingout" of business combination provisions

     o Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     o Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     o    Establishment  of  selection  committee   responsible  for  the  final
          approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     o Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     o Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee


II. SSgA votes against shareholders on the following initiatives, which are fairly common shareholdersponsored initiatives:

     o    Limits to tenure of directors

     o Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     o    Restoration of cumulative voting in the election of directors

     o    Requirements  that  the  company  provide  costly,   duplicative,   or
          redundant reports; or reports of a nonbusiness nature

     o Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or bestinterest impact

     o    Proposals  which  require  inappropriate   endorsements  or  corporate
          actions

     o Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

     o Proposal asking companies to adopt full tenure holding periods for their executives

     o Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee


Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 942). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and thirdparty inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investorowners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against managementsponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letterwriting or other campaigns, but have used our active participation in the corporate governance processespecially the proxy voting processas the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's predetermined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.



Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

[GRAPHIC]


                          PICTET'S PROXY VOTING POLICY














TABLE OF CONTENTS
----------------------------------------------------------------------
GLOBAL PROXY VOTING POLICY..................................................4
BOARD SIZE.................................................................17
INTRODUCTION OF MANDATORY AGE OF RETIREMENT................................17
ALTERING BOARD SIZE........................................................17
AUTHORIZED CAPITAL SYSTEM..................................................18
CONDITIONAL CAPITAL SYSTEM.................................................18
STOCK OPTION PLANS.........................................................36
SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN.....................37
EXERCISE PRICE.............................................................37
EXERCISE PRICE DISCOUNTS...................................................37
PLAN ADMINISTRATION........................................................37
ELIGIBILITY AND PARTICIPATION..............................................37
PERFORMANCE CRITERIA AND VESTING PROVISIONS................................38
ISSUE TERMS................................................................38
OPTION REPRICING...........................................................38
FINANCIAL ASSISTANCE.......................................................38
PLANS FOR INTERNATIONAL EMPLOYEES..........................................39
STOCK APPRECIATION RIGHTS..................................................39
PHANTOM STOCK OPTION PLANS.................................................39
SUPER OPTIONS..............................................................39
RESTRICTED STOCK...........................................................39
DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS..........39
INCENTIVE PLANS............................................................39
SHARE PURCHASE PLANS.......................................................40
ELIGIBILITY................................................................40
LOAN TERMS.................................................................40
GRANTS OUTSIDE OF PLANS....................................................40
CORPORATE GOVERNANCE PROPOSALS.............................................44
SOCIAL AND ENVIRONMENTAL PROPOSALS.........................................45
REPORT ON ENVIRONMENTAL POLICIES...........................................45
ADOPTION OF "CERES PRINCIPLES".............................................45
ADOPTION OF "MACBRIDE PRINCIPLES"..........................................45
CONTRACT SUPPLIER STANDARDS................................................46
CORPORATE CONDUCT AND HUMAN RIGHTS.........................................46

PICTET PROXY VOTING POLICY STATEMENT AND GUIDELINES
----------------------------------------------------------------------


FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS


Pictet General Recommendation & Policy

Vote FOR approval of financial statements and director and auditor reports, unless:

o    there are concerns about the accounts  presented or audit  procedures used;
     or

o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Most companies submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The directors report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The audit report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most audit reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION


Pictet General Recommendation & Policy

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

o there are serious concerns about the accounts presented or the audit procedures used; o the auditors are being changed without explanation; or

o non audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.


Discussion

Most major companies use one of the major international auditing firms to conduct their audits. As such, concerns about the quality and objectivity of the audit are minimal, and the reappointment of the auditor is usually a routine matter. Audit fees tend to be highly competitive and vary little between companies. However, if a company proposes a new auditor or an auditor resigns and does not seek re-election, companies should offer an explanation to shareholders. If shareholders request an explanation for a change in auditor and the company or retiring auditor fails to provide one, Pictet will vote against the election of a new auditor. If an explanation is otherwise unavailable, Pictet will abstain on this item.

Many countries also require the appointment of censors, or special auditors who ensure that the board and management are in compliance with the company's articles. The censors' role is purely advisory in nature. Proposals to appoint censors are routine, as the censors usually act as a secondary auditor for special audit requirements.

The practice of auditors contributing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, Pictet will oppose the auditor's reappointment.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS


Pictet General Recommendation & Policy

Vote FOR the appointment or re-election of statutory auditors, unless:

o there are serious concerns about the statutory reports presented or the audit procedures used;
o    questions exist  concerning any of the statutory  auditors being appointed;
     or
o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


Discussion

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain,
Portugal, Japan, and Russia. The
statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek re-election. Pictet supports the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

ALLOCATION OF INCOME


Pictet General Recommendation & Policy

Vote FOR approval of the allocation of income, unless:

o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or the payout is excessive given the company's financial position.


Discussion

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, Pictet focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, Pictet supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, Pictet will oppose the proposal. Pictet will also vote against the payout if a company appears to be maintaining an excessive payout that may affect its long-term health.

STOCK (SCRIP) DIVIDEND ALTERNATIVE AND DIVIDEND REINVESTMENT PLANS


Pictet General Recommendation & Policy

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.


Discussion

Stock dividend alternatives, also referred to in some markets as "scrip" dividend alternatives or dividend reinvestment plans (DRIPS), offer shareholders the option of receiving their dividend payment in the form of fully paid ordinary shares and are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. While Pictet is generally supportive of such plans, Pictet opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION


Pictet General Recommendation & Policy

Vote amendments to the articles of association on a CASE-BY-CASE basis.


Discussion

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, Pictet carefully scrutinizes any changes to a company's articles.

From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, Pictet classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, Pictet is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which Pictet bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, Pictet supports even a bundled resolution that includes negative changes.

CHANGE IN COMPANY YEAR END


Pictet General Recommendation & Policy

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.


Discussion

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. Pictet opposes this resolution only if the company is changing its year-end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. Pictet opposes the change in year-end in these cases.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP


Pictet General Recommendation & Policy

Vote FOR resolutions to lower the stock ownership disclosure threshold in the interests of providing more disclosure by significant shareholders.

Discussion

Required shareholder disclosure levels vary around the world. Some countries, such as Canada, require the disclosure of any stakes ten percent or higher, while other countries require lower disclosure levels. For example, the United Kingdom requires disclosure of stakes of three percent or greater. In some countries, shareholders may be asked from time to time to reduce the disclosure requirement at a specific company. Pictet will support such initiatives as they encourage greater disclosure by the company's largest shareholders. However, Pictet will vote AGAINST reductions that are unduly restrictive or could act as a pretext for an anti-takeover device.

TRANSACT OTHER BUSINESS


Pictet General Recommendation & Policy

Vote AGAINST other business when it appears as a voting item.


Discussion

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, Pictet cannot approve this request when asked for a vote. While Pictet recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

DIRECTOR AND SUPERVISORY BOARD MEMBER ELECTIONS


Pictet General Recommendation & Policy

Vote FOR management nominees in the election of directors, unless:

o there are clear concerns about the past performance of the company or the board;
o    the board fails to meet minimum corporate governance standards;
o the board takes actions that are not in shareholders' best interests (excessive executive compensation, adopting anti takeover devices, failure to respond to shareholder concerns/wishes, or demonstrating a "lack of duty or care"); or
o the board has been insensitive to labour interests, human rights, supplier codes of conduct, or has engaged in other corporate activities that affect the reputation of the company in the global market.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)


Discussion

Most countries around the world maintain an Anglo-Saxon board structure, as seen in the United States, in which executive and non-executive directors are organized into a single board. However, companies in a number of countries maintain two-tiered board structure, comprising a supervisory board of non-executive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; the supervisory board appoints management board members. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. Company law in France and Spain also permits them.

Depending on the country,  shareholders  will be asked to either elect directors or supervisory board members at annual meetings. Pictet considers director/supervisory board elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors and supervisory board members function as the representatives of shareholders and stakeholders throughout the year and are therefore, a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While Pictet supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. Pictet opposes protected board seats and preferential treatment of executive directors.

When reviewing director election proposals, Pictet examines board composition, company performance, and any negative views or information on either the company or individual directors. Pictet determines the number of executive and independent directors on the board, the existence and composition of board committees, and the independence of the chairman. An independent director is one whose only significant relationship with the company is through its board seat. Members of supervisory boards, which represent organized workers' interests, are defined as independent. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

Pictet also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, Pictet makes further inquiries to the company regarding the absences. Pictet will withhold votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While Pictet understand the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. Pictet supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

For shareholder nominees, Pictet places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

DIRECTOR FEES


Pictet General Recommendation & Policy

Vote FOR proposals to award director fees unless the amounts are excessive relative to other companies in the country or industry.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.


Discussion

Director fees in most countries are not controversial. Fees for non-executive directors have been rising in recent years, as such directors around the world are being asked to take on more responsibility for company affairs. Pictet generally supports increases in director fees unless they are excessive relative to fees paid by other companies in the same country or industry. The primary focus of Pictet's evaluation is on fees paid to non-executive directors or fees paid to all directors, separate from the salaries of executive directors. In many countries, only an aggregate amount payable to non-executives or to all directors is disclosed.

Retirement benefits for non-executive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional non-executive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

DISCHARGE OF BOARD AND MANAGEMENT


Pictet General Recommendation & Policy

Vote CASE-BY-CASE on the discharge of the board and management:


Discussion

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries, and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Pictet will withhold discharge when there are serious questions about actions of the board or management for the year in question or legal action is being taken against the board by other shareholders. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to
shareholders'   interests,  may  also  constitute  grounds  for  voting  against discharge.

If shareholders approve discharge of the board and management, they may face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION, AND AUDITOR INDEMNIFICATION


Pictet General Recommendation & Policy

Vote CASE-BY-CASE on proposals that provide director liability for actions on behalf of the company.

ABSTAIN on proposals that provide for director liability where national law dictates that a shareholder who casts a FOR vote forfeits legal rights, such as the right to sue a company.

Vote FOR proposals to allow indemnification of directors and officers when actions were taken on behalf of the company and no criminal violations occurred.

Vote AGAINST proposals to indemnify auditors.


Discussion

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Pictet recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Pictet believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. Pictet may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but Pictet may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Specifically, Pictet will oppose management proposals that limit a director's liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law,
(iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits. In addition, Pictet will generally oppose proposals to reduce or eliminate directors' personal liability when litigation is pending against current board members.

By indemnifying its directors and officers, a company promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions, thereby effectively becoming the insurer for its officers and directors (the company usually purchases insurance to cover its own risk). Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense.

Pictet will vote in favour of indemnification proposals that contain provisions limiting such insurance to acts carried out on behalf of the company. The directors covered under the indemnification must be acting in good faith on company business and must be found innocent of any civil or criminal charges for duties performed on behalf of the company. Additionally, the company may persuasively argue that such action is necessary to attract and retain directors, but we will oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

Pictet opposes providing indemnity insurance to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

BOARD STRUCTURE


Pictet General Recommendation & Policy

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.


Discussion

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

Board Size

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

Adopt Classified Board

Pictet prefers that all directors stand for re-election every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. Pictet supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

Introduction of Mandatory Age of Retirement

Pictet believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.



Altering Board Size

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. Pictet considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

Capital Systems


Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system a company uses is determined by the economic and legal structure of the market in which it operates.


Authorized Capital System

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. Pictet reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of pre-emptive rights (see pol.19 and pol.21).


Conditional Capital System

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without pre-emptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without pre-emptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without pre-emptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, Pictet takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

SHARE ISSUANCE REQUESTS

Pictet General Recommendation & Policy

Vote FOR general issuance requests with pre-emptive rights up to 100 percent of issued capital;

Vote FOR general issuance requests without pre-emptive rights up to twenty percent of issue capital; and

Vote FOR specific issuance requests with or without pre-emptive rights up to any amount depending on the purpose for the issuance.

General Issuances

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without pre-emptive rights. Pre-emptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes pre-emptive rights and requires shareholder approval for the disapplication of such rights.

Pictet believes that the ability to increase share capital by 100 percent through a rights issue (with pre-emptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of less than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without pre-emptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, Pictet routinely approves issuance requests without pre-emptive rights for up to twenty percent of a company's outstanding capital.

Specific Issuances

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without pre-emptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and Pictet will support the request as long as the proposal is sound. A more routine request would be an authority to issue shares without pre-emptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.


Increases in Authorized Capital


Pictet General Recommendation & Policy

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

       the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Pictet guidelines for the purpose being proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Discussion

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, and thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. Pictet believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year but also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of pre-emptive rights. Not all countries recognize shareholders' pre-emptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When pre-emptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, and thus each proposal must be reviewed on its individual merits.

Pictet will vote against proposals seeking to increase authorized capital to an unlimited number of shares. Pictet does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

REDUCTION OF CAPITAL


Pictet General Recommendation & Policy

Vote FOR proposals to reduce capital unless the terms are unfavourable to shareholders.


Discussion

Proposals to reduce capital are usually the result of a significant corporate restructuring in the face of bankruptcy. Pictet generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation.

CAPITAL STRUCTURES


Pictet General Recommendation & Policy

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.


Discussion

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management--finding the right mix of equity, long-term debt, and short-term financing--can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, and types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defences; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.

Pictet supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, Pictet opposes the creation of additional super-voting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, Pictet reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, Pictet will approve as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, Pictet opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

PREFERRED STOCK


Pictet General Recommendation & Policy

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote AGAINST the creation of blank check preferred stock.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.


Discussion

Preferred stock (also known as preference shares) is an equity security, but it has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding down of the company. Companies often request approval for the creation of a new class of preferred stock, the issuance of preferred stock, and the introduction of blank check preferred stock authorization. Pictet prefers that the terms of preferred stock be set out at the time of the issuance or authorization request.

Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions. In determining the acceptability of proposals relating to preferred stock, Pictet examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. Whether or not the preferred shares carry voting rights is also considered, along with their conversion ratio (if the shares are convertible into common shares). Also important is the company's justification for issuing or authorizing preferred stock. Pictet supports proposals that would not result in excessive dilution or adversely affect the rights of holders of common shares.


BLANK CHECK PREFERRED STOCK

Companies may also seek shareholder approval for blank check preferred stock, which are blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defence. As such, Pictet does not support the creation of blank check preferred stock.

Pictet also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

DEBT ISSUANCE REQUESTS


Pictet General Recommendation & Policy

Vote debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote AGAINST an issuance of convertible bonds with pre-emptive rights if the conversion increases the company's share capital by more than 100 percent over the current outstanding capital.

Vote AGAINST an issuance of convertible bonds without pre-emptive rights if the conversion increases the company's share capital by more than 20 percent over the current outstanding capital.


Discussion

Debt issuance is a popular financing strategy. Debt instruments are often issued with the right to convert into equity securities. Many companies issue debt denominated in currencies other than their own. Bonds may be issued with or without pre-emptive rights.

Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. The issuance of unsecured debt often includes warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security.

When evaluating a debt issuance request, Pictet examines the issuing company's present financial situation. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. Pictet routinely approves of debt issuances for companies when the gearing level is between zero and 50 percent. If the company's gearing level is higher than 50 percent, Pictet then factors in other financial statistics, such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. In the case of convertible bonds, Pictet also takes into consideration the total level of dilution that would result at the time of conversion. Pictet's guidelines for capital increases would then be applied.

PLEDGING OF ASSETS FOR DEBT


Pictet General Recommendation & Policy

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.


Discussion

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, Pictet takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, Pictet will support these requests.

INCREASE IN BORROWING POWERS


Pictet General Recommendation & Policy

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.


Discussion

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. Pictet believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. Pictet's analysis of borrowing power increase requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, Pictet will oppose the request.

SHARE REPURCHASE PLANS


Pictet General Recommendation & Policy

Vote FOR share repurchase plans, unless:

o clear evidence of past abuse of the authority is available; or o the plan contains no safeguards against selective buybacks.


Discussion

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

Pictet looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. Pictet believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

REISSUANCE OF SHARES REPURCHASED


Pictet General Recommendation & Policy

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.


Discussion

Pictet generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, Pictet takes into account the country's legal framework for such reissuance and the company's history of reissuing shares under the authority.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE


Pictet General Recommendation & Policy

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.


Discussion

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves--transferring them into the share capital account--usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

REORGANIZATIONS/RESTRUCTURINGS


Pictet General Recommendation & Policy

Vote reorganizations and restructurings on a CASE-BY-CASE basis.


Discussion

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. Pictet usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, Pictet's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, Pictet first determines the company's degree of distress by determining whether or not the company still has a positive net asset value--that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. Pictet seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

MERGERS AND ACQUISITIONS


Pictet General Recommendation & Policy

Vote FOR mergers and acquisitions, unless:

o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

o the company's structure following the acquisition or merger does not reflect good corporate governance; or

o    there is a high degree of job loss with no reasonable explanation; or

o    there is a significant reduction in basic labour standards.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.


Discussion

When evaluating the merits of a proposed acquisition, merger, or takeover offer, Pictet focuses on the financial and corporate governance impact on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Generally, we are interested in the long-term shareholder interests as opposed to short-term gains that devalue assets and have a negative impact on workers and communities. Pictet will evaluate proposed mergers by looking at the justification for the merger; whether a reasonable financial arrangement has been proposed and a fairness opinion rendered; and the long-term impact of the business plans of the competing parties. We will assess the impact of the proposed merger on the affected workforce and community. In certain circumstances, jobs may be lost due to economic inefficiencies. However, we will not support mergers that unnecessarily eradicate employment, harming the beneficiaries, communities, and the company's economic position.

In the case of a cross-border merger, we consider the proposed merger affect on labour standards. Pictet will not support mergers that diminish basic labour standards. The resulting entity should comply with applicable laws and principles protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

In the case of an acquisition, Pictet examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. Pictet also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available.

This is important when determining whether or not a specific premium is justified. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. Broad averages over time indicate that premiums in the range of 20 percent to 30 percent are normal, but this must be evaluated on a case-by-case basis. For publicly traded entities or assets, Pictet looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For non-publicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, Pictet examines whether or not the merger makes commercial or strategic sense for the company. Pictet also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often-complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, and relative share ownership of the new company are all important factors for consideration in this evaluation process.

If the details of a given proposal are unclear or not available and a fairness opinion is also not available, Pictet will either abstain on or vote against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, Pictet will vote against it.

REINCORPORATION PROPOSALS


Pictet General Recommendation & Policy

Vote reincorporation proposals on a CASE-BY-CASE basis.


Discussion

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies choose to reincorporate in places such as Bermuda, the Cayman Islands, or the placeBritish Virgin Islands for tax purposes.

When examining a reincorporation proposal, Pictet first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

Pictet believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, Pictet will vote against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Pictet also considers the reincorporation's impact on the employment environment. We do not support reincorporations to new jurisdictions that diminish basic labour rights and standards.

EXPANSION OF BUSINESS ACTIVITIES


Pictet General Recommendation & Policy

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.


Discussion

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where Pictet withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, Pictet would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, Pictet will not support the proposal. Furthermore, if the company does not adhere to basic labour principles or codes of conduct in the expansion of its business, then Pictet will not support the proposal. For example, the expansion must comply with applicable laws and regulations, provide legitimate policies regarding workplace health and safety, and recognize basic labour rights. Pictet believes that these policies and practices affect long-term corporate performance and increase shareholder value.

RELATED PARTY TRANSACTIONS


Pictet General Recommendation & Policy

Vote related party transactions on a CASE-BY-CASE basis.

ABSTAIN from voting when details of a particular arrangement are not available.

Discussion

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. Pictet looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavourable terms, Pictet will support the proposal. However, in many countries, detailed information related-party transactions are not available. In some cases, no information is available. When sufficient information is not available, Pictet will ABSTAIN from voting on a particular issue.

COMPENSATION PLANS


Pictet General Recommendation & Policy

Vote compensation plans on a CASE-BY-CASE basis.


Discussion

Disclosure on compensation in most countries is often not extensive. However, compensation plans are becoming more common on meeting agendas of companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, Pictet supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. Pictet employs a complex methodology for evaluating compensation proposals in the United States, but this is only possible because of the extensive disclosure provided in U.S.
proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, and therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, Pictet uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

Pictet reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans.

Stock Option Plans

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold). Among the criteria that Pictet examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

Shares Reserved for Issuance of Options Under the Plan

The maximum number of shares Pictet approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans (and five percent under the proposed plan.) For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. Pictet prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years.

Exercise Price

Pictet prefers that options be priced at 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

Exercise Price Discounts

Pictet strongly opposes grants of discounted options to both executive and non-executive directors. In the absence of vesting periods or performance criteria (see below), discounted option grants to directors amount to a cash bonus at shareholder expense. Under such circumstances, option holders have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains. This undermines the incentive value underlining these plans. A few countries allow for options to be granted at a discount to market prices. Pictet approves of discounts up to 15 percent, but only for grants that are a part of a broad-based employee plan, including all non-executive employees.

Plan Administration

Pictet opposes allowing the administering committee to grant options to itself due to the potential for "back scratching" abuse. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow non-executive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, Pictet approves of separate non-executive director option plans with independent administration.

Eligibility and Participation

Pictet prefers separate plans for employees, directors, and non-executive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

Performance Criteria and Vesting Provisions

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria are highly preferred. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives' incentive to stay with the firm. However, if a plan meets all other aspects of Pictet's guidelines, these two criteria are not mandatory.


OTHER FEATURES SPECIFIC TO OPTION PLANS

Issue Terms

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

Option Repricing

Some plans include specific provisions allowing for the repricing of options at the board's discretion. Pictet opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.


Financial Assistance

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, Pictet prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. Pictet also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in Pictet's analysis of the plan.

Plans for International Employees

Many companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Pictet applies the same criteria to these plans as to country-specific plans.

Stock Appreciation Rights

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between an SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. Pictet reviews SARs in the context of the option plan under which they are issued.

Phantom Stock Option Plans

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While Pictet prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

Super Options

Super options exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria.
U.K. super options, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from super options has historically been fairly moderate. Super options appear most often in advanced markets with developed stock option plans.

Restricted Stock

Restricted stock is specifically designated stock offered at a discount to executives. Company shares may be granted outright to optionees with no payment required for the receipt of the shares. Such awards can be extremely expensive, as participants exercise awards at fixed prices far below the current market price. If restricted stock is included as part of a stock option plan, Pictet expects strict limits on the amount of shares that may be issued in this form.

Dividends Under Option and Dividend Equivalent Payment Provisions

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. Pictet believes that any economic benefit derived from option plans should occur at the time of exercise.

Incentive Plans

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria--often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

Share Purchase Plans

Share purchase plans allow participants to purchase shares in the company, often at a discount to market prices. These plans are often broad-based in nature, as they are usually open to all employees. Other plans operate via monthly deductions from employees' paycheques, gathered and held for safekeeping by a trust or a bank and used every month or year to purchase company stock.

Pictet will approve many of these plans because they encourage wide share ownership in the company among employees. Pictet generally approves broad-based, employee-directed share purchase plans with discounts up to 15 percent. Dilution, eligibility, and administration are the key factors in determining Pictet's recommendation.


OTHER FEATURES SPECIFIC TO SHARE PURCHASE PLANS

Eligibility

While eligibility under share purchase plans is evaluated similarly to stock option plans, Pictet affords more flexibility with the terms of broad-based employee purchase plans. The inclusion of permanent part-time employees and employees who have been with the company for less than one year are provisions of employee plans that are routinely approved.

Loan Terms

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, Pictet prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. Pictet also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against a share purchase plan, but they are taken into consideration in Pictet's analysis of the plan.

Grants Outside of Plans

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. Pictet prefers that companies make such grants in the context of an established plan.

Pictet's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

ANTITAKEOVER MECHANISMS


Pictet General Recommendation & Policy

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.


Discussion

Common antitakeover mechanisms include staggered boards, super-voting shares, poison pills, unlimited authorized capital authorizations (including blank cheque preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. Pictet opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Renew Partial Takeover Provision (Australia)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. Pictet approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. Pictet supports the adoption of this proposal in almost all cases.

Golden Shares

Recently privatised companies across the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, Pictet recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

Poison Pills (Canada)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill.

In accomplishing these goals, however, many rights plans place too much of the decision-making powers in the hands of the board and management and out of the hands of shareholders. However, we note that many Canadian companies have adopted new shareholder rights plans in the past year that have been designed to address the concerns of institutional investors, namely providing for three-year sunset provisions, allowing for partial bids to proceed despite board opposition, and curtailing the overall level of discretion afforded the board in interpreting the pills.

Nonetheless, Pictet guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, Pictet also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a three-year sunset provision or a five-year sunset provision, requiring that shareholders confirm the continuation of the plan three or five years from the date of adoption. Pictet guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 45 or 60 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

Pictet determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large semi-controlling shareholder and precludes partial bids that may be in shareholders' interests. In addition to the sunset provision and the structure of the permitted bid clause, in order to qualify for Pictet approval, a shareholder rights plan must satisfy ALL of the following conditions:

o Permitted bid clause structure: a permitted bid clause must allow for partial bids supported by a majority of shareholders to proceed despite board opposition; bid periods should generally not be greater than 60 days; the clause should not contain a "toehold provision" that would any person who already controls a specified percentage of shares from making a permitted bid;
o Amendments: the ability of the board to amend key terms of the plan without shareholder approval following initial adoption of the plan must be limited to clerical and typographical changes and changes required to maintain the validity of the rights plan;
o Exchange option: a plan must not contain a provision that would enable the board to issue in exchange for the right, with or without further charge, debt or equity securities, other assets of the company, or any combination thereof;
o Definition of Fair Market Value: the board must not have the discretion to interpret the fair market value of the company's shares if the board determines that the value was adversely affected by the news of an anticipated or actual bid or by other means of manipulation;
o Affiliates and Associates: the board's discretion to decide which parties are acting in concert to determine the level of beneficial ownership, which could be used to trigger the pill should be limited and well-defined in the text of the plan;
o Mandatory Waiver: if the board waives the triggering of the pill with respect to one bidder, the board must be required to waive the pill in favour of any subsequent bids, preventing the board from favouring one bid over another regardless of shareholder interests.


Depositary Receipts and Priority Shares (The Netherlands)

Depositary receipts are an especially common antitakeover defence among large Dutch companies. In the event of a hostile takeover bid, ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights. Nonvoting preference shares can be issued to trusts or foundations in a similar fashion.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, members of the supervisory board, company-friendly trusts or foundations, or other friendly parties hold priority shares. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. Pictet will vote against the introduction of depositary receipts and priority shares.

SHAREHOLDER PROPOSALS


Pictet General Recommendation & Policy

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.


Discussion

Shareholder proposals are quite common in the placeUnited States, but they are less common elsewhere. One market where proposals sponsored by shareholders are more common is the German market. There are two types of such proposals--shareholder proposals and counterproposals. Counterproposals are filed in direct opposition to proposals put forward by management at a given shareholder meeting. Many shareholder and counterproposals in Germany focus on environmental and labour issues. The number of shareholder proposals is also on the rise in placeCanada, although the aggregate annual number still pales in comparison to the U.S. In general shareholder proposals seen at global companies cover a wide variety of issues, including fundamental corporate governance topics, social issues, direct action proposals, as well as many unique proposals.

Pictet's position on the issues covered in many of these proposals has already been discussed. Generally, Pictet will evaluate shareholder proposals to determine whether they are in the best economic interests of the participants and beneficiaries Pictet represents. Pictet's clients, not Pictet, choose the companies in which they invest and, ultimately, Pictet's responsibility is to protect their economic interests. This does not mean, though, that Pictet must take a short-term approach when evaluating these proposals. Rather, Pictet will vote consistent with the economic best interests of the participants and beneficiaries.

In general, Pictet supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. Pictet will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honour the request.

Pictet reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the placeUnited States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

Corporate Governance Proposals

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in non-strategic areas and at minimal costs, Pictet supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or cancelling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, Pictet will oppose the proposal.

Social and Environmental Proposals

The voting fiduciary should support social and environmental proposals if they either contribute to the long-term interests of plan participants and beneficiaries, or will have no adverse impact on plan participants and beneficiaries.

Global codes of conduct for social, human, and economic standards are an important component in the stability of world economic conditions and in protecting the current lifestyle of plan beneficiaries and participants. Without agreement on international codes, some international companies could pursue a race to the bottom strategy that could ultimately undermine environmental, and economic conditions.

Report on Environmental Policies

These resolutions request the company to disclose its environmental practices. For example, Pictet will generally support proposals calling for a report on hazardous waste policies.


Adoption of "CERES Principles"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. Many companies have voluntarily adopted these principles. Pictet will generally support these proposals for it improves the company's public image, reduces exposure to liabilities, and establishes standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.


Adoption of "MacBride Principles"

These resolutions call for the adoption of the MacBride Principles for operations located in placeNorthern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. Pictet will support such proposals as an appropriate obligation for the company to undertake.

Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding non-discrimination, affirmative action, work place safety and health and other basic labour protections. Pictet will generally support proposals that:

o seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

o request a report summarizing the company's current practices for enforcement of its Code of Conduct.

o establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Code of Conduct.

o create incentives to encourage suppliers to raise standards rather than terminate contracts.

o    implement   policies  for  ongoing  wage  adjustments,   ensuring  adequate
     purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

o    request public disclosure of contract supplier reviews on a regular basis.



Corporate Conduct and Human Rights

Pictet will generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labour; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions.

                       Financial Management Advisors, LLC
                              Proxy Voting Policies



The proxy voting guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests and tender offer defenses. In addition, these guidelines address broader issues of corporate citizenship that can have an impact on corporate performance and important stakeholder interests, including:

o corporate policies that affect the environment

o corporate policies that affect local economic development and stability;

o corporate responsibility to employees and communities; and workplace safety and health issues.

All votes will be reviewed on a companybycompany basis and no issues will be considered routine. Each issue will be considered in the context of the company under review and subject to a rigorous analysis of the economic impact an issue may have on the long-term shareholder value. In other words, proxyvoting guidelines are just those guidelines. When company specific factors are overlaid, every proxy voting decision becomes a casebycase decision.

I.      THE BOARD OF DIRECTORS
Electing directors is the most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the Report of the National Association of Corporate Directors' Blue Ribbon Commission on Director Professionalism (1996):

The accepted governance paradigm is simple: management is accountable to the board, and the board is accountable to shareholders. In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it. Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself.

FMA holds directors to a high standard when voting on their election, qualifications, and compensation. FMA will evaluate directors fairly, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Generally, the election of directors is uncontested. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.


A.      Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a casebycase basis; votes on the entire board of directors will examine the following factors:

o poor long-term corporate performance record relative to its peer index;

o lack of majority of independent directors on the full board and key board committees including audit committees, nominating committees and compensation committees;

o diversity of board;

o executive compensation: including excessive compensation and history of repricing underwater stock options (e.g. adjusting the stock price for executives above the strike price);

o no action taken by the board in response to shareholder proposals that received a majority of the votes.

Votes on individual directors will examine the following factors:

o nominee's attendance at meetings of less than 75 percent without valid reason;

o lack of independence on key board committees (audit, nominating and compensation committees);

o directors serving on an excessive number of other boards;

o Chapter 7 bankruptcy, SEC violations, and criminal offense;

o interlocking directorships; and

o performance of individual directors related to executive compensation

B.      Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed arid demonstrated commitment to the interests of all shareholders and stakeholders (e.g. employees, customers, and communities in which a company resides).

Votes in a contested election of directors are evaluated on a casebycase basis, considering the following factors:

o long-term financial performance of the target company relative to its industry;

o management's track record;

o background to the proxy contest;

o qualifications of director nominees (both slates);

o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

o stock ownership positions of individual directors; and

o impact on stakeholders.

C.      Chairman and CEO is the Same Person

One of the principal functions of the board is to monitor and evaluate the performance of the CEO. The chairman's duty to oversee management is obviously compromised when he is required to monitor himself. Generally, we vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons. However, in certain circumstances, such as a smallcap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

D.      Majority of Independent Directors

FMA believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, FMA will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including:
o employment by the company or an affiliate in an executive capacity within the last five years;

o past or current employment by a firm that is one of the company's paid advisors or consultants;

o personal services contract with the company; family relationships of an executive or director of the company;

o whether the individual serves on other corporate boards on which the company's chairman or chief executive officer is also a board member, service with a nonprofit that receives significant contributions from the company.

FMA would:

o vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

o vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

E.      Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. As a general rule, directors should own some stock in the company in order to ensure alignment of interests. However, many highly qualified individuals such as academics and clergy, might not be able to meet this requirement. A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates.

Generally, FMA would:

o vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

F.      Board Structure

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; for example, each year, onethird of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

o employment by the company or an affiliate in an executive capacity within the last five years;

o past or current employment by a firm that is one of the company's paid advisors or consultants;

o personal services contract with the company; family relationships of an executive or director of the company;

o whether the individual serves on other corporate boards on which the company's chairman or chief executive officer is also a board member, service with a nonprofit that receives significant contributions from the company.

FMA would:

o vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

o vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G.      Term of Office

Those who support term limits argue that this requirement would bring new ideas and approaches to a board. Here again, we prefer to look at directors as individuals rather than impose a strict rule.

Generally, FMA would:

o vote against shareholder proposals to limit the tenure of outside directors only.

H.      Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder are permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a tenmember board and 500 shares outstanding the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting anyone controlling 51 percent of shares would control the election of all 10 directors.

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

FMA would:

o vote against proposals to eliminate cumulative voting.

o vote for proposals to permit cumulative voting.

I.      Director and Officer Indemnification and Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While FMA recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, FMA believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. FMA may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but

FMA may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Generally, FMA would:

o vote against proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law,
(iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

J.      Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. FMA may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

Generally, FMA would:

o vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

o vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if the director's legal expenses would be covered.

II.     PROXY CONTEST DEFENSES

A.      Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip out pill) at a price far out of line with the fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

FMA would:

o vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

o review on a casebycase basis shareholder proposals to redeem a company's poison pill.

o review on a casebycase basis management proposals to ratify a poison pill.

B.      Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for re-investment in the company, payment of dividends, or to fund a public share repurchase program.

FMA would:

o vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

o review on a casebycase basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

C.      Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments. That would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their fullterm unless found guilty of selfdealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

FMA would:

o vote against proposals that provide that directors may be removed only for cause.

o vote for proposals to restore shareholder ability to remove directors with or without cause.

o vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

o vote for proposals that permit shareholders to elect directors to fill board vacancies.

D.      Shareholder Ability to Alter the Size of the Board

Proposals, which would allow management to increase or decrease the size of the board at its own discretion, are often used by companies as a takeover defense. FMA supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy contest from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

FMA would:

o vote for proposals that seek to fix the size of the board.

o vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.    AUDITORS

Ratifying Auditors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments. That would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their fullterm unless found guilty of selfdealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

FMA would:

o vote against proposals that provide that directors may be removed only for cause.

o vote for proposals to restore shareholder ability to remove directors with or without cause.

o vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

o vote for proposals that permit shareholders to elect directors to fill board vacancies.

IV.     ACQUISITIONS AND MERGERS

Votes on mergers and acquisitions are considered on a casebycase basis, taking into account at least the following:

o anticipated financial and operating benefits;

o offer price (cost vs. premium);

o prospects of the combined companies;

o how the deal was negotiated; and

o changes in corporate governance and their impact on shareholder rights.

o impact on community stakeholders and workforce.

A.      Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devices, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

FMA would:

o vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
o vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

B.      Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales are considered on a casebycase basis.

C.      Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

FMA would:

o vote for proposals to restore, or provide shareholders with, rights of appraisal.

D.      Spinoffs

Votes on spinoffs are considered on a casebycase basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.      Asset Sales

Votes on asset sales are made on a casebycase basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F.      Liquidations

Votes on liquidations are made on a casebycase basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.      Changing Corporate Name
FMA would vote for changing the corporate name if proposed or supported by management.

V.      SHAREHOLDER RIGHTS

A.      Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

FMA would:

o vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

o vote for management proposals to adopt confidential voting.

B.      Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting, if they are unable to act at a special meeting of their own calling.

FMA would:

o vote against proposals to restrict or prohibit shareholder ability to call special meetings.

o vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.      Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

FMA would:

o vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

o vote for proposals to allow or make easier shareholder action by written consent.

D.      Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

E.      Unequal Voting Rights

Incumbent managers use unequal voting rights assigned to them of their common shares to make those rights superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. This practice is what is known as a dual class voting structure. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

FMA would:

o vote against dual class exchange offers.

o vote against dual class recapitalizations.

F.      Supermajority Shareholder Vote Requirement to Amend the Charter or
        Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lockin" votes, which are the votes required to amend new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to affect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

FMA would:

o vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

FMA would:

o vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments

o vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

o vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.      Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a casebycase basis.

VI.     CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues, including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock or debt.

A.      Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

FMA supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, FMA will support increases in authorized common stock to fund stock splits that are in shareholders' interests. FMA will evaluate on a casebycase basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. FMA will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

Generally, FMA would:

o review on a casebycase basis proposals to increase the number of shares of common stock authorized for issue.

o vote against proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

B.      Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity. We will review management proposals to implement a reverse stock split on a casebycase basis.

Generally, FMA would:

o vote to support a reverse stock split if management provides a reasonable justification for the split.

C.      Blank Check Preferred Authorization

Preferred stock is an equity security, which has certain features similar to debt instruments , such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

Generally FMA would:

o vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

o review on a casebycase basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

o review on a casebycase basis, proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

o vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.      Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

FMA would:

o vote for management proposals to reduce the par value of common stock.

E.      Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Generally, FMA would:

o review on a casebycase basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

F.      Debt Restructuring

We review on a casebycase basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o dilution how much will ownership interests of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

o change in control will the transaction result in a change in control of the company?

o bankruptcy is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, FMA would:

o vote to approve proposals that facilitate debt restructuring unless there are clear signs of selfdealing or other abuses.

VII.    EXECUTIVE AND DIRECTOR COMPENSATION

A.      Stock option plans

FMA supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. FMA supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performancebased with an eye toward improving shareholder value Welldesigned stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company and shareholders prosper. Many plans sponsored by management provide "goals" so easily met that executives will realize unreasonable gains not comparable with true shareholder value. FMA will support option plans that provide challenging performance objectives and serve to motivate executives to excellent performance, and oppose plans that offer unreasonable benefits to executives that are not available to any other shareholders.

FMA will consider whether the proposed plan is being offered at fair market value, or at a discount; excessively dilutes the earnings per share of the outstanding shares; and gives management the ability to replace or reprice "underwater" options, which is not available to any other shareholders. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when market price of the common stock is below the current option contract price. Options can also be repriced through cancellations and regrants. The typical new grant would have a tenyear term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. FMA will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we vote on a casebycase basis on executive and director compensation plans. When evaluating executive and director compensation we will review the following factors:

o potential voting power dilution of 10 percent of shares outstanding;

o awards must be granted at 100 percent of fair market value on the date of grant;

o repricing underwater stock options and the company's history of repricing;

B.      OBRA Related Compensation Proposals

Section 162(m) of Omnibus Budget Reconciliation Act (OBRA) limits the tax deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

The FMA would:

o vote for plans that simply amend shareholder approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA

o vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA

Generally, FMA would:

o evaluate on a casebycase basis a vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

o vote against cash or cash and stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

o vote against plans that are deemed to be excessive because they are not justified by performance measures.

C.      Shareholder Proposals to Limit Executive and Director Pay

Shareholder proposals to limit executive and director pay need to be evaluated on a casebycase basis.

Generally, FMA would:

o vote for shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

o vote for shareholder proposals that seek to eliminate outside directors' retirement benefits.

o vote for shareholder proposals that seek to provide for indexed and/or premium priced options.

o review on a casebycase basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

D.      Golden and Tin Parachutes

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, such disclosure is not required of tin parachutes.

FMA would:

o vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Generally, FMA would:

o vote against all proposals to ratify golden parachutes; vote on tin parachutes in a case by case basis

E.      Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

VIII. STATE OF INCORPORATION

A.      Voting on State Takeover Statutes

We review on a casebycase basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash out statutes, freezeout 19 provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

B.      Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a casebycase basis.

IX.     SOCIAL AND ENVIRONMENTAL ISSUES

In general, we vote for shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value.

In most cases we vote for disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns.

In determining our vote on shareholder social, workforce, and environmental proposals, we also analyze the following factors:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o the percentage of sales, assets and earnings affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

o whether the issues presented should be dealt with through government or company specific action;

o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

o whether the company's analysis and voting recommendation to shareholders is persuasive;

o what other companies have done in response to the issue;

o whether the proposal itself is well framed and reasonable;

o whether implementation of the proposal would achieve the objectives sought in the proposal; and

o whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. We will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.


A.      Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation.

FMA would:

o vote to support special committees when they appear to offer a potentially effective method for enhancing shareholder value.

B.      Military Sales

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

Generally, FMA would:

o vote to support reports on foreign military sales and economic conversion of facilities.

o Generally vote against proposals asking a company to develop specific military contracting criteria.

C.      Equal Employment Opportunity and other work place practice

Reporting Issues

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can effect corporate earnings. The Equal Opportunities Employment Commission does not release the companies' filings to the public, unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

FMA would:

o vote for proposals calling for action on equal employment opportunity and antidiscrimination.

o vote for legal and regulatory compliance and public reporting related to nondiscrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that effect long-term corporate performance.

o vote for nondiscrimination in salary, wages and all benefits

D.      Tobacco

FMA'S votes on tobacco related shareholder resolutions would be based on the financial impact of such resolutions on the fund. Shareholder resolutions fall into a number of categories: 1) companies doing business with tobacco related companies are asked to change or end these relationships; 2) media and tobacco companies to change their marketing practices; and 3) companies asked to change their structure to minimize the impact of tobacco operations.

Generally, FMA would:

o view spinoff of tobacco related businesses on a casebycase basis and analysis as any other corporate restructuring.

FMA would:

o vote to support increased disclosure with tobaccorelated issues.

E.      NonDiscrimination in Retirement Benefits

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long term employees who are currently vested in plans.

Cash balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other business lobbies are forming a Capitol Hill coalition to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash balance plans are the substantial savings that companies generate in the process. Critics point out that this saving is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pensionrelated proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

FMA would:

o vote to support nondiscrimination in retirement benefits.

F.      "CERES Principles"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

Many companies have voluntarily adopted these principles. FMA supports proposals that improve the company's public image, reduces exposure to liabilities, and establishes standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

FMA would:

o vote for the adoption of the CERES Principles.

o vote for adoption of reports to shareholders on environmental issues.


G.      "MacBride Principles"

These resolutions call for the implementation of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems. Many companies believe that the Act adequately addresses the problems and that further action, including implementation of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to implement the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

FMA would:

o vote to support the MacBride Principles for operations in Northern Ireland that requests companies to abide by equal employment opportunity policies.

H.      Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health and other basic labor protections.

Generally, FMA would:

o vote to support proposals that seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

o vote to support proposals that would request a report summarizing the company's current practices for enforcement of its Code of Conduct.

o vote to support proposals that would establish independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Code of Conduct.

o vote to support proposals that would create incentives to encourage suppliers to raise standards rather than terminate contracts.

o vote to support proposals that would implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

o vote to support proposals that would request public disclosure of contract supplier reviews on a regular basis.

o vote to support proposals that would adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee's wages and working conditions.

I.      Corporate Conduct and Human Rights

FMA will generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, prodemocracy organizations, or legitimatelyelected representatives for economic sanctions.

Generally, FMA would:

o vote for proposals that support Principles or Codes of Conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China)

                            CYPRESS ASSET MANAGEMENT
                        IA POLICIES AND PROCEDURES MANUAL
                              10/4/2004 TO CURRENT

================================================================================
                                  PROXY VOTING
POLICY

Cypress Asset Management, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

Xavier Urpi has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

PROCEDURE

Cypress Asset Management has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

VOTING PROCEDURES

     o All employees will forward any proxy materials received on behalf of clients to Xavier Urpi;

     o Xavier Urpi will determine which client accounts hold the security to which the proxy relates;

     o Absent material conflicts, Xavier Urpi will determine how Cypress Asset Management should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

DISCLOSURE

     o Cypress Asset Management will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Cypress Asset Management voted a client's proxies, and that clients may request a copy of these policies and procedures.

     o Xavier Urpi will also send a copy of this summary to all existing clients who have previously received Cypress Asset Management's Disclosure Document; or Xavier Urpi may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.

CLIENT REQUESTS FOR INFORMATION

     o All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Xavier Urpi.

     o In response to any request Xavier Urpi will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Cypress Asset Management voted the client's proxy with respect to each proposal about which client inquired.
VOTING GUIDELINES
     o In the absence of specific voting guidelines from the client, Cypress Asset Management will vote proxies in the best interests of each particular client. Cypress Asset Management's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Cypress Asset Management's voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

     o Cypress Asset Management will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors nonaudit services.

     o Cypress Asset Management will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

     o In reviewing proposals, Cypress Asset Management will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.


CONFLICTS OF INTEREST

     o Cypress Asset Management will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Cypress Asset Management with the issuer of each security to determine if Cypress Asset Management or any of its employees has any financial, business or personal relationship with the issuer.

     o If a material conflict of interest exists, Xavier Urpi will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

     o Cypress Asset Management will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

Xavier Urpi shall retain the following proxy records in accordance with the SEC's fiveyear retention requirement.

     o    These policies and procedures and any amendments;

     o    Each proxy statement that Cypress Asset Management receives;

     o    A record of each vote that Cypress Asset Management casts;

     o Any document Cypress Asset Management created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;

     o A copy of each written request from a client for information on how Cypress Asset Management voted such client's proxies, and a copy of any written response.

BlackRock proxy voting policy to be updated

                             ACCESSOR(R)FUNDS, INC.
                          1420 FIFTH AVENUE, SUITE 3600
                                SEATTLE, WA 98101
                         (206) 224-7420 / (800) 759-3504
                                www.accessor.com
                 ACCESSOR LIMITED DURATION U.S. GOVERNMENT FUND



                       STATEMENT OF ADDITIONAL INFORMATION
                            Dated April 30, 2007



ACCESSOR(R) FUNDS, INC. ("Accessor Funds") is a multi-managed, open-end management investment company. Accessor Funds currently consists of ten investment portfolios (collectively, the "Underlying Funds"), and six funds of funds investment portfolios (called the "Accessor Allocation Funds" or the "Allocation Funds") each with its own investment objective and policies. This Statement of Additional Information relates to one of the Underlying Funds, the Accessor Limited Duration U.S. Government Fund (the "Fund"). The investment Portfolios are commonly known as mutual funds. Each of the Underlying Funds and the Accessor Allocation Funds are diversified, which means that with respect to 75% of its total assets, each Underlying Fund and each Accessor Allocation Fund will not invest more than 5% of its assets in the securities of any one issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than in the case of securities of other investment companies and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).




The Fund is offered through a separate prospectus dated April 30, 2007 (the "Prospectus"). A copy of the Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above or by visiting our website at www.accessor.com. This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the appropriate Prospectuses.


Information from the Annual Report to Shareholders for the fiscal year ended December 31, 2006 and the (unaudited) Semi-Annual Report for the six months ended June 30, 2006 is incorporated by reference into this Statement of Additional Information. For a free copy of the Annual Report, call 1800759-3504 or visit our website at www.accessor.com.




                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                          2
INVESTMENT RESTRICTIONS, POLICIES AND RISKS                              2
MANAGEMENT OF THE FUND                                                  17
CODE OF ETHICS                                                          22
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                     22
INVESTMENT ADVISORY AND OTHER SERVICES                                  22
VALUATION                                                               29
FUND TRANSACTION POLICIES                                               30
PERFORMANCE INFORMATION                                                 32
TAX INFORMATION                                                         34
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          37
FINANCIAL STATEMENTS                                                    39
PROXY VOTING POLICIES AND PROCEDURES                                    39
APPENDIX A  RATINGS OF DEBT INSTRUMENTS                               A1
APPENDIX B  PROXY VOTING POLICIES AND PROCEDURES                      B1

GENERAL INFORMATION AND HISTORY


Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue fifteen billion shares of common stock, $.001 par value per share, and is currently divided into 16 Funds, one of which is discussed in this SAI. The Fund offers one class of shares. The Accessor Funds' Board of Directors ("Board of Directors") may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Accessor Funds, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of the Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. When you invest in the Fund, you acquire freely transferable shares of common stock that entitle you to receive annual, quarterly or monthly dividends as determined by the Fund's Board of Directors and to cast a vote for the Fund share you own at shareholder meetings.


Accessor Capital Management LP ("Accessor Capital"), a Washington limited partnership, is the manager of the Fund, pursuant to Management Agreement with the Fund. Accessor Capital is also the Fund's transfer agent, registrar, dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds.



INVESTMENT RESTRICTIONS, POLICIES AND RISKS

INVESTMENT RESTRICTIONS

Under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities (U.S. Government securities). The Fund has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in its policy to so invest its assets. The Fund's investment objective is a fundamental policy, which means that they cannot be changed without the vote of a majority (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the outstanding voting securities of the Fund.

Fundamental Investment Restrictions

The Fund is subject to the following "fundamental" investment restrictions unless otherwise indicated. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction unless otherwise noted. Unless otherwise indicated the Fund may not:

1. With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities, including Government Sponsored Entities ("U.S. Government Securities")) if as a result, (i) more than 5% of the Fund's total assets would then be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Invest more than 25% of the value of its total assets in securities in any single industry, provided that there is no limitation on the purchase of securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities.

3. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) and to the extent permitted under the 1940 Act.

* 4. Issue any senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent not prohibited by the 1940 Act.

* 5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate. In particular the Fund may purchase mortgagedbacked securities.

6. Invest in commodities, except that the Fund may purchase and sell futures contract, including those relating to indices, and options on futures contracts or indices.

7. Underwrite the securities of other issuers, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

*For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.

Non-Fundamental Investment Policies and Restrictions

The following is the Fund's nonfundamental investment policies and restrictions. These policies and restrictions may be modified or eliminated without shareholder approval.


1. The Fund intends to limit its investments and investment techniques so as to qualify for investment by national and state banks, savings associations, and credit unions.


2. The Fund does not currently intend to sell securities short or make short sales against-the-box.

3. The Fund does not currently intend to purchase securities on margin or purchase futures or options, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contract shall not constitute purchasing securities on margin.

4. The Fund does not currently intend to enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid if, in the aggregate, more than 15% of its net assets would be so invested. The Fund intends to limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac.

5. The Fund does not currently intend to purchase any investment having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Federal Financial Institutions Examinations Council ("FFIEC").

6. The Fund will not invest in "high risk" securities that do not meet the tests contained in the National Credit Union Administration, Regulation 703, and the Fund intends to limit its investments to those permissible for federal savings associations, national banks and federal credit unions under current applicable regulations.

7. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

8. The Fund does not currently intend to pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

9. The Fund does not currently to invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

10. The Fund does not currently intend to make investments for the purpose of exercising control of management.

11. The Fund may not purchase warrants. Warrants attached to other securities are not subject to this limitation. Rights or warrants acquired as a result of ownership of other instruments shall not be subject to this limitation.

12. The Fund does not currently intend to enter into reverse repurchase agreements and dollar rolls, that together with its other borrowings exceeds 5% of its net assets.

13. The Fund does not currently intend to invest in publicly traded real estate investment trusts ("REITs").

14. The Fund does not currently intend to invest in privately-issued STRIPS.

15. The Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by the Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests. Under normal circumstances, no more than 20% of the Fund's net assets will be comprised of cash or cash equivalents, as discussed below. The Fund may invest up to 20% of its net assets in:

 (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or
(b) U.S. branches of foreign banks; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Fund may invest in Eurodollar instruments of foreign and domestic banks; and

(ii) Commercial paper guaranteed or supported by a letter of credit issued by a bank, that meets the requirements set forth in paragraph (i) above, maturing in 13 months or less, and of "eligible quality" as described below.

(iii) Letters of credit or lines of credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. Lines of Credit are limited to no more than 10% of the Fund's assets as determined at the end of each calendar quarter. If the letter of credit or line of credit is issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If issued or insured by an insurance company or other nonbank entity, such insurance company or other nonbank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A1/P1) or the highest long-term rating categories (e.g., AAA/Aaa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. Government securities are generally considered to have the highest rating. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

In selecting commercial paper and other obligations for investment by the Fund, the Money Manager also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Accessor Capital monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Fund. If commercial paper or another obligation held by the Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders.

The Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary defensive purposes when its Money Manager believes that a more conservative approach is desirable.

16. The Fund does not currently intend to invest in Fixed-Income securities, including convertible securities, rated by S&P or Moody's, or in unrated securities deemed by Accessor Capital or the Money Manager to be of a lesser credit quality than AAA or having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the FFIEC. Generally, Government securities are unrated but considered to be of the highest quality. These ratings are modified with a plus (+) or minus () sign by S&P and with a 1,2 or 3 by Moody's to show the relative standing within the rating category. (See Appendix A for more information about these ratings.)

Accessor Capital monitors the credit quality of securities purchased for the Fund and reports to the Board of Directors on a quarterly basis. The Board of Directors reviews these reports. In selecting obligations for investment by the Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If an obligation held by the Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund's credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of investments in which the Fund may invest, strategies the Fund may employ and a summary of related risks.

ASSET-BACKED SECURITIES offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in passthrough structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage passthrough structures described below in "Risks of Investing in asset-backed and mortgage-related Securities" or in a paythrough structure similar to the collateralized mortgage structure.

CORPORATE OBLIGATIONS. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variableamount master demand notes); (iii) repurchase agreements involving investmentgrade debt obligations; and (iv) convertible securitiesdebt obligations of corporations convertible into or exchangeable for equity securities.

DURATION. Duration is one of the fundamental tools used by used by the Money Manager of the Fund in security selection. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to change by approximately three percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

A fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a fund's net asset value (the "NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a Fixed-Income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

Under normal market conditions, the Fund seeks to have a dollar-weighted average portfolio duration of between one and five years.

FORWARD COMMITMENTS. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

INFLATION-INDEXED BONDS. The Fund may invest in U.S. Treasury inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a Semi-Annual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a Semi-Annual basis, equal to a fixed percentage of the inflationadjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% Semi-Annually), and inflation over the first six months was 1%, the midyear par value of the bond would be $1,010 and the first Semi-Annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the endofyear par value of the bond would be $1,030 and the second Semi-Annual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation=indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPIU"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU or any inflation index will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. Interest payments on such bonds may vary because the interest principal and/or interest is periodically adjusted based on the current inflation rates. If the inflation index falls, the interest payable on these securities will also fall. The U.S. Treasury guaranteed that it would pay back the par amount of such bonds where there is a drop in prices.

ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, nonexchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

LIQUIDITY MANAGEMENT PRACTICES. The Fund may periodically enter into Letter of Credit or Line of Credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. As capital markets are not always liquid or efficiently priced, it may from time to time be necessary for the Fund to borrow money or put securities to banks or other financial intermediaries in order to meet shareholder liquidity demands. Letters of Credit are limited to 20% of the Fund's net assets as determined at the end of each calendar quarter, while Lines of Credit are limited to no more than 10% of the Fund's assets as determined at the end of each calendar quarter.

In the case of a Letter of Credit arrangement, for a fee paid by the Fund, a bank or other suitable financial intermediary would agree to assume ownership (irrevocably) of securities held in the portfolio for the amortized cost of those securities. The assumption behind such a put transaction is that the securities being put are subject to an unforeseen liquidity squeeze that would cure itself over some intermediate period of time, but not in a time necessary to meet shareholder redemption requests. Once eligible securities are put under a Letter of Credit arrangement, there is no recourse to the Fund, that the bank or financial intermediary would contractually be able to attest.

In the case of a Line of Credit arrangement the Fund enters into agreements with banks or other financial intermediaries to supply loan availability to the Fund, where the Fund pledges securities positions within the Fund as collateral. Typically, this arrangement is a temporary affair meant to meet redemption requests that temporarily exceed the cash equivalents available within the Fund. For example, the Fund processes redemption requests on a daily basis. As a general rule the Fund would not know the aggregate value of those redemption requests until after the close of trading on any given day. At that point it would be impossible for the Fund to sell securities for regular settlement the following day in order to meet the redemption requests that will need to be serviced on that following day. A Line of Credit arrangement would facilitate the satisfaction of these redemption requests.

MONEY MARKET INSTRUMENTS.  The Fund may invest up to 20% of its net assets in:

(i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or
(b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Fund may invest in Eurodollar instruments of foreign and domestic banks; and

(ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other nonbank entity, such insurance company or other nonbank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A1/P1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.


mortgage-related SECURITIES. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities." Most mortgage-related securities are passthrough securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The Fund may invest in mortgage-related securities, and, in particular, mortgage passthrough securities, mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates"), FNMA and FHLMC mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). GNMA creates mortgage-related securities from pools of Governmentguaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The GNMA, FHLMC or FNMA Certificates are called passthrough Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund).

The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

In the case of mortgage passthrough securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose the Fund to a lower rate of return upon re-investment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. re-investment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

In addition, tracking the "passthrough" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Fund's Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in bookentry form and should not be subject to this risk of delays in timely payment of income.

The Fund may invest in passthrough mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, prespecified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Fund will generally only invest in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by Government National Mortgage

Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and in CMOs issued by FHLMC.

The Fund may also invest in Whole Loan CMO's. A Whole Loan CMO is a mortgage-backed security (MBS) whose underlying mortgage loans do not conform to GNMA, FNMA, and FHLMC pooling requirements. Typically, the underlying mortgage loans are larger than GNMA's, FNMA's and FHLMC's maximum conforming loan size. Thus the loans are pooled by a private entity that in turn issues an MBS. Generally, the private entities employ some type of credit enhancement(s) to assure investors of the timely receipt of their principal and interest payments.

A REMIC must elect to be, and must qualify for treatment as such, under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Fund does not intend to invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multiclass securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

REGULATION 703 limits federally chartered credit unions to invest only in permissible instruments, including corporate CDs, U.S. Treasuries, U.S. Government Agencies, Conforming CMOs and mortgage backed securities, bank and saving and loan CDs, select mutual funds and money market fund, based on four characteristics: liquidity, transparency, yield and complexity.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which the Fund purchases a Fixed-Income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by Fifth Third Bank, the Fund's custodian (the "Custodian"), either physically or in a bookentry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government Securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longerterm nature. The Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risks
  Illiquid Securities."

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby the Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forego principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

At the time the Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

RISK-BASED WEIGHTINGS. The Federal Financial Institutions Examination Council ("FFIEC") is a formal interagency board empowered to prescribe uniform principals, standards, and report forms for the federal examination of financial institutions by the Board of Governors of the Federal Reserve System (FRB), the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Administration (NCUA), the Office of the Comptroller of the Currency (OCC) and the Office of Thrift Supervision (OTS) and, to make recommendations to promote uniformity in the supervision of financial institutions. Under normal circumstances, the Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the FFIEC, as may be amended from time to time.

RISKS OF INVESTING IN asset-backed AND mortgage-related SECURITIES. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for re-investment by the Fund is likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other Fixed-Income securities from declining interest rates because of the risk of prepayment.

asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

At times the value of mortgage or asset-backed securities may be particularly sensitive to changes in the general level of interest rates. Early repayment of principal on some mortgage or asset-backed securities may expose the Fund to a lower rate of return upon re-investment of principal. When the general level of interest rates rise, the value of a mortgage or asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage or asset-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages or assets will affect the price and volatility of a mortgage or asset-backed securities, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages or assets increase the effective maturity of these securities, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to other idiosyncratic circumstances. Additionally, certain mortgage or asset-backed securities are supported by certain guarantees that are made by U. S. Government agencies that do not enjoy the full faith and credit guarantee available from the U. S. Government directly.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

TEMPORARY DEFENSIVE POLICIES. If, in the opinion of Accessor Capital and/or the Money Manager, as applicable, market or economic conditions warrant, the Fund may adopt a temporary defensive strategy.

During these times, the average dollar weighted portfolio duration of the Fund may fall below two years, or rise to as high as fifteen years. In such event, the Fund will be subject to greater or less risk depending on whether average dollar weighted portfolio duration is increased or decreased. At any time that these Fund's average dollar weighted portfolio duration is increased, the Fund is subject to greater risk, since at higher durations the Fund's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when the Fund's average dollar weighted portfolio duration is decreased, the Fund is subject to less risk, since at lower durations the Fund's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Accessor Capital and/or the Money

Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Fund to its designated average dollar weighted portfolio duration.

U.S. GOVERNMENT SECURITIES. Fund may invest in U.S. Treasury securities that include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund, may also invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("Government Sponsored Entities" or "GSEs"). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such Government Sponsored Entities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund may purchase U.S. Government obligations on a forward commitment basis.

Government Sponsored Entities are financing entities created by Congress to fund loans to certain groups of borrowers such as homeowners, farmers and students. GSEs are also sometimes referred to as federal agencies or federally sponsored agencies. All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government national Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Some carry the same full faith and credit guarantee that is a characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U. S. Government to make good on obligations of these GSEs. Secondly, some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Thirdly, under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission.

VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for Fixed-Income obligations with a fixed interest rate.

The Fund may purchase variable rate U.S. Government Securities that have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate U.S. Government Securities on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Money Manager of the Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. In addition, securities may be purchased in transactions where, although the security is delivered and paid for by regularway settlement, the delivery period established by the securities industry for that particular security results in the payment and delivery at a future date. By the time of its delivery, such a security may be valued at less than the purchase price. Although the time period for settlement may be beyond several days, the securities are delivered for settlement within the time frame that the securities industry has established for that type of security. Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If the Fund sells such a security before the security has been issued (or delivered), the Investment Adviser will instruct the Custodian to segregate assets to cover the security to satisfy the Fund's delivery obligations or the Fund will segregate assets on the books of the Fund. The Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


ZERO-COUPON SECURITIES. The Fund may invest in zero-coupon securities with remaining maturities of less than 1 year, subject to the requirements of the FFIEC 20% risk based capital or better. A zero-coupon security has no cashcoupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for passthrough treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                   DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS


In accordance with rules established by the SEC, the Fund sends Semi-Annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form NQ, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in annual and Semi-Annual reports and on Form NQ are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330). In addition, the Fund discloses its complete portfolio holdings within 10 days after the end of each month on the Fund's website, www.accessor.com, and on the Money Manager's website, www.pennantmanagement.com.

The portfolio holdings of the Fund and other information concerning portfolio characteristics may be considered material, nonpublic information. The Board of Directors has adopted policies with respect to the disclosure of the Fund's portfolio holdings. These policies apply to all officers, employees and agents of the Fund, including the Fund's investment adviser. Such policies and procedures regarding the disclosure of portfolio securities are designed to prevent the misuse of material, nonpublic information about the Fund. It is the policy of the Fund not to separately disclose to any person the current portfolio holdings of the Fund. No person who is covered by this policy may disclose the current portfolio holdings to any person, except as provided below.

Pursuant to this policy, for the legitimate business purposes stated below, the Fund's general policy of preventing selective disclosure of portfolio holdings will not apply in the following instances: (1) where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Fund; (2) where the person to whom the disclosure is made has expressly agreed in writing to maintain the disclosed information in confidence and such disclosure is made to such person in advancement of a valid business purpose of the Fund; (3) where disclosure is made to an entity whose primary business is the issuance of credit ratings, provided that the information is disclosed solely for the purpose of developing a credit rating and the entity's ratings are publicly available; or (4) as may be required by federal and/or securities laws or other regulatory bodies or entities. When portfolio holdings are disclosed for these legitimate business purposes, the Fund requires that the party receiving the information enter into a confidentiality agreement, which prohibits the disclosure of the portfolio holdings information to any other party and prohibits any trading or other misuse of such information. Prior to the disclosure of the Fund's portfolio holdings for the legitimate business purposes as set forth above, the Fund's Chief Compliance Officer ("CCO") will review such request and make a determination that it is in the best interest of the Fund to disclose such information. In the event that such disclosure of information produces a conflict of interest, then the CCO will make a determination as to whether such conflict can be resolved or whether the disclosure cannot be made as a result of such conflict of interest.

Under it's policies, the Fund does not disclose its portfolio holdings in exchange for compensation.

The Fund does have ongoing arrangements with certain specified persons or entities for the disclosure of the Fund's portfolio holdings. The Fund provides top ten portfolio holdings in certain marketing materials and on www.accessor.com at the end of each month. The Fund provides monthly portfolio holdings to reporting services such as Morningstar. The Fund's Money Managers are asked to review the holdings generally on a quarterly basis, although they may request more frequent information from either the custodian or fund accounting agent. Both the custodian and fund accounting agent have daily access to the portfolio holdings of the Fund. The independent registered public accounting firm receives the Fund's portfolio holdings on at least a quarterly basis. Service providers who track corporate actions and class action law suits may have access to the portfolio holdings of the Fund. The Fund does not have any ongoing arrangements to provide portfolio holdings with any other persons.


As of April 15, 2007, the following entities receive portfolio holdings information as specified:




Firm                                       Purpose                 Timing       Lag Time



SEI Investments Global Funds Services       Fund Accounting Agent   Daily       None
Morgan Lewis                                Law Firm                Quarterly   one month
Deloitte & Touche LLP                       Public accounting firm  Quarterly   one month
Fifth Third Bank                            Custodian               Daily       None
Morningstar                                 Reporting Service       Monthly     10th business day
Pennant Management                          Portfolio Manager       Daily       None
Lipper                                      Reporting Service       Monthly     10th business day




The Board of Directors has authorized the Fund's CCO or its designee to authorize the release of the Fund's current portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. Whenever any person covered by these policies receives a request for information relating to the Fund's current portfolio holdings, such request must be made directly to the CCO or its designee who will make the determination whether the disclosure will be made in that instance. The Fund's CCO reports quarterly to the Board of Directors if a disclosure of the Fund's current portfolio holdings was made outside of the requirements of this Policy. The CCO or its designee will maintain and preserve in an easily accessible place a copy of this Policy, and for a period of not less than six years, any written records completed in accordance with this Policy.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by in a Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                        MANAGEMENT OF THE ACCESSOR FUNDS

The Directors and Officers of Accessor Funds are listed below. All Directors and Officers listed are currently Directors and Officers of Accessor Funds and have served in that capacity continuously since originally elected or appointed. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.


                                                                                                    NUMBER OF
                                                                            PRINCIPAL             PORTFOLIOS IN
                                                                           OCCUPATIONS            FUND COMPLEX          OTHER
      NAME, ADDRESS             POSITION WITH           TERM OF            DURING PAST            OVERSEEN BY       DIRECTORSHIPS
         AND AGE                ACCESSOR FUNDS           OFFICE            FIVE YEARS               DIRECTOR            HELD

INTERESTED DIRECTORS


J. Anthony Whatley, III(1,2)  Director, President    Held since        Director and President,     16              None
Age 63                        & Principal            1991              Accessor Capital
1420 Fifth Avenue             Executive Officer                        Corporation, since
Seattle, WA 98101             Treasurer and          Held since        August 2000;
                              Principal Financial    2006              Executive Director
                              and Accounting Officer                   Accessor Capital
                                                                       Management LP since
                                                                       April 1991.


NONINTERESTED DIRECTORS



George G. Cobean, III         Director               Director Since    Director, Vice              16              Director, Action
Age 68                                               1991              President, Martinson,                       Auto Glass of
1420 Fifth Avenue                                                      Cobean & Associates,                        Tacoma, Inc.;
Seattle, WA 98101                                                      P.S. (certified public                      Director, Tigre
                                                                       accountants) since                          Tierra
                                                                       1973.                                       Manufacturing Co.

Geoffrey C. Cross             Director               Director Since    President, Geoffrey C.      16              None
Age 67                                               1993              Cross P.S., Inc.,
1420 Fifth Avenue                                                      (general practice of
Seattle, WA 98101                                                      law) since 1970.



Each Director is elected for an indefinite term, until his successor is elected.

==================================================================================================================================
(1) J. Anthony Whatley, III is an interested director of Accessor Funds due to his employment by and/or indirect interest in
    Accessor Capital.
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

      NAME, ADDRESS           POSITION WITH                TERM OF                       PRINCIPAL OCCUPATIONS
         AND AGE              ACCESSOR FUNDS                OFFICE                       DURING PAST FIVE YEARS


Daniel Yeung, CFA           Senior Vice President      Officer since 2007          Senior Investment Analyst, Accessor
Age 33                                                                             Capital Management,  since December
1420 Fifth Avenue                                                                  2006;    Investment     Consultant,
Seattle, WA  98101                                                                 Morningstar   Associates  LLC  from
                                                                                   December  2002  to  December  2006;
                                                                                   Research Analyst, Morningstar, Inc.
                                                                                   from  June  1997  through  December
                                                                                   2002; CFA Charterholder since 2000.


Linda V. Whatley(2)         Senior Vice President      Officer Since 1991          Vice President, Accessor Capital
Age 48                      & Assistant Secretary                                  Management LP since April 1991.
1420 Fifth Avenue
Seattle, WA 98101

Robert J. Harper            Senior Vice President      Officer Since 1995          Director and Treasurer, Accessor
Age 62                                                                             Capital Corporation, since August
1420 Fifth Avenue                                                                  2000; Director of Sales and  Client
Seattle, WA 98101                                                                  Service, Accessor Capital Management
                                                                                   LP since October 1993


Christine J. Stansbery      Senior Vice                Officer Since 1995          Chief Compliance Officer since
Age 54                      President, Secretary                                   October 2004; Vice President,
1420 Fifth Avenue           & Chief Compliance                                     Accessor Capital Corporation, since
Seattle, WA 98101           Officer                                                April 2001; Assistant Vice President
                                                                                   Compliance since January 1997,
                                                                                   Regulatory Manager from March through
                                                                                   December 1996, Accessor Capital
                                                                                   Management LP.



Darin K. Dubendorf          Vice President             Officer Since 2002          Regional Director, Accessor Capital
Age 40                                                                             Management LP since July 1996.
1420 Fifth Avenue
Seattle, WA 98101


==========================================================================================================================
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.





Deborah Jean Bryan          Vice President             Officer since 2003          Director of Operations and
Age 39                      AML OFFICER                                            Information Technology since June
1420 Fifth Avenue                                                                  2003, Director of Operations since
Seattle, WA  98101                                                                 November 1998, Accessor Capital
                                                                                   Management since July 1997.

Justin Hudson Roberge       Assistant Treasurer        Officer since 2004          Investment Analyst, Accessor Capital
Age 30                                                                             Management, since December 2006;
1420 Fifth Avenue                                                                  Jr. Investment Analyst, Accessor
Seattle, WA 98101                                                                  Capital Management, since June
                                                                                   2004; Operations Associate,
                                                                                   Accessor Capital Management, since
                                                                                   April 2002; Registered Representative,
                                                                                   Diversified Financial Concepts, since
                                                                                   September 2001; Operations Associate,
                                                                                   Harris Investor Line, since March 2000.



ROLE OF THE BOARD OF DIRECTORS

The Directors of Accessor Funds are responsible for the overall management and supervision of Accessor Funds' affairs and for protecting the interests of the shareholders. The Directors meet periodically throughout the year to oversee Accessor Funds' activities, review contractual arrangements with service providers for Accessor Funds and review Accessor Funds' performance.



AUDIT COMMITTEE. The Board of Directors of Accessor Funds has created an Audit Committee comprised solely of the Directors who are not "interested persons" of Accessor Funds as that term is defined under the 1940 Act ("Noninterested Directors"). The Audit Committee considers matters relating to the scope and results of each Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board. The Audit Committee also makes recommendations to the full Board regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of Accessor Funds and certain service providers. The Audit Committee currently consists of Mr. Cobean and Mr. Cross. The Audit Committee meets at least once during each fiscal year of the Funds, and generally meets quarterly prior to the regular Board of Directors meeting. The Audit Committee met five times during the fiscal year ended December 31, 2006. In addition, representatives from the Fund's independent accountant frequently attend the quarterly Board meetings and thus are available to consult with the Board, including the Audit Committee separately when appropriate.




SHARE OWNERSHIP



The following table shows the dollar range of equity securities beneficially owned by each Director in the Fund and in all Accessor Funds overseen by the Director as of December 31, 2006.


NAME OF DIRECTOR                         DOLLAR RANGE OWNED OF FUND                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES OWNED IN ALL REGISTERED
                                                                                    ACCESSOR FUNDS OVERSEEN BY DIRECTOR

INTERESTED DIRECTOR


J. Anthony Whatley III                  Aggressive Growth Allocation Fund           Over $100,000
                                        Over $100,000
                                        Income & Growth Allocation Fund
                                        Over $100,000
                                        Income Allocation Fund
                                        $100,000


NONINTERESTED DIRECTORS


George G. Cobean III                    International Equity Fund                   $10,001 - $50,000



Geoffrey C. Cross                       International Equity Fund                   Over $100,000
                                        $50,001 - $100,000
                                        Small to Mid Cap Fund
                                        $50,001 - $100,000





DIRECTOR CONFLICTS OF INTEREST

DIRECTOR POSITIONS. As of December 31, 2006, no Noninterested Director (or any of their immediate family members) owned beneficially or of record any class of securities of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

DIRECTOR INTERESTS. During the two years ended December 31, 2006, no Noninterested Director (or their immediate family members) had any direct or indirect interest in Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.


COMPENSATION TABLE

The Board met five times during the fiscal year ended December 31, 2006. The following table shows the compensation paid by the Accessor Funds to the Directors during that year:



NAME                        AGGREGATE COMPENSATION    PENSION OR ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                             FROM ACCESSOR FUNDS       RETIREMENT BENEFITS UPON        ACCESSOR FUNDS PAID TO
                                                       BENEFITS ACCRUED RETIREMENT           DIRECTORS
                                                       AS PART OF THE
                                                       FUNDS EXPENSES


INTERESTED DIRECTORS

J. Anthony Whatley III       None                      None                 None                 None

NONINTERESTED DIRECTORS

George G. Cobean III         $21,000                    None                None                 None

Geoffrey C. Cross            $21,000                    None                None                 None




Noninterested Directors of Accessor Funds are paid fees of $5,000 per meeting plus outofpocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Fund's officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds, except that the Board of Directors has determined that Accessor Funds' shall reimburse Accessor Capital for a portion of the compensation paid to the Accessor Funds' CCO.

CODE OF ETHICS

Accessor Funds, Accessor Capital, the Money Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j1 of the 1940 Act that establishes standards by which certain covered persons of the respective entities must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds, Accessor Capital, the Money Manager and the Distributor), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own. The Code of Ethics are on public file with, and are available from, the SEC.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of April 15, 2007, the following persons were the owners, of record or beneficially, of 5% or more of the shares of the Funds as set forth below. Persons beneficially owning more than 25% of the voting securities of a Fund are deemed to be a "control person" of the Fund.


M. S. L. COMPANY
2430 W. Indian Trail, Suite 201
Aurora, IL 60506                                32.25%

ANBEE & COMPANY
2430 W. Indian Trail, Suite 201
Aurora, IL 60506                                66.25%


As of April 15, 2007, none of the Directors and officers of Accessor Funds, as a group, beneficially owned more than 1% of the shares of the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

The Fund's day-to-day operations are performed by separate business organizations under contract to Accessor Funds. The principal service providers are:


Manager, Transfer Agent,               Accessor Capital Management LP
Registrar and Dividend
Disbursing Agent

Custodian                              Fifth Third Bank

Administrator and
Fund Accounting Agent                  SEI Investments Global Funds Services

Money Manager                          Pennant Management, Inc.

Distributor                            SEI  Investments  Distribution  Co.

Legal Counsel                          Morgan, Lewis & Bockius LLP

MANAGER, TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING AGENT

Accessor Capital is the manager of Accessor Funds, pursuant to a Management Agreement with the Underlying Funds and a Management Agreement with the Allocation Funds. Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for Accessor Funds. Under each Management Agreement Accessor Capital provides Accessor Funds with office space and equipment, and the personnel necessary to operate and administer each Fund's business and to supervise the provision of services by third parties such as the Money Managers, Fifth Third Bank that serves as the Custodian, SEI Investments Global Funds Services that serves as the Fund Accounting Agent, and SEI Investments Distribution Company that serves as Distributor. Accessor Capital also develops the investment programs for the Funds, selects Money Managers (subject to approval by the Board of Directors), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over the Funds and assets invested in the Funds' liquidity reserves, or other assets not assigned to a Money Manager. Accessor Capital currently invests all the assets of the U.S. Government Money Fund and the Accessor Allocation Funds. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.

Under the Management Agreement, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.

The Management Agreement was approved initially by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on June 17, 1992, by the shareholders of the Growth Fund, Value Fund (formerly referred to as Value and Income Portfolio), Small to Mid Cap Fund (formerly referred to as the Small Cap Portfolio) and International Equity Fund on June 17, 1992, by the shareholders of the Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund and U.S. Government Money Fund on August 3, 1992, and by the sole shareholder of the High Yield Bond Fund on May 1, 2000. The Management Agreement has been renewed by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement each year. The Management Agreement was amended to include the Limited Duration U.S. Government Fund on February 12, 2004. The Management Agreement was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on December 20, 2006.

A discussion of the Board's considerations in approving the management agreement is included in the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2006.

ACCESSOR CAPITAL'S FEES. The Fund pays Accessor Capital as manager and administrator of the Fund, pursuant to the Management Agreement between Accessor Capital and Accessor Funds a fee equal on an annual basis to 0.12% of the Fund's average daily net assets.

For the periods ended December 31 Accessor Capital has received the following fees under its Management Agreement with the Fund:




2004            $30,955
2005            $72,507
2006            $65,103

OTHER ACCESSOR CAPITAL SERVICES. Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to the Fund pursuant to a Transfer Agency Agreement between Accessor Capital and the Fund. Subtransfer agent and compliance services are provided to the Fund under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives (i) a fee equal to 0.08% of the average daily net assets of the Fund, and (ii) a transaction fee of $0.50 per transaction. Accessor Capital is also reimbursed by Accessor Funds for certain outofpocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. The table below contains the fees paid to Accessor Capital for the fiscal years ended December 31.



        2004  $22,406
        2005  $50,989
        2006  $43,424



In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Accessor Capital. Accessor Capital or its affiliates may make payments out of their own assets, to intermediaries, including those that sell shares of the Fund, for transaction processing, recordkeeping or shareholder services.

For example, shares in the Fund's may be owed by certain intermediaries for the benefit of their customers. Because Accessor Capital often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds may, at the discretion of a retirement plan's named fiduciary or administrator, be paid for provided services that would otherwise have been performed by Accessor Capital or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of taxexempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Accessor Capital or an affiliate or by an unaffiliated third party.


The general and managing partner of Accessor Capital is Accessor Capital Corporation, which is a Washington corporation owned predominantly by J. Anthony Whatley III and the key management personnel of Accessor Capital. Zions Investment Management, Inc., a whollyowned subsidiary of Zion's First National Bank, N.A., is the sole limited partner of Accessor Capital. The officers and directors of Accessor Capital Corporation who are also officers and/or directors of Accessor Funds, Inc. are: J. Anthony Whatley III, Robert J. Harper and Christine J. Stansbery. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.


CUSTODIAN

The Fifth Third Bank, N.A., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, ("Fifth Third") a banking company organized under the laws of the State of Ohio, is the Fund's Custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be bought or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. Fifth Third is paid by the Fund an annual fee and also is reimbursed by the Fund for certain outofpocket expenses including postage, taxes, wires, stationery and telephone. Fifth Third also acts as Custodian for investors of the Fund with respect to the individual retirement accounts ("IRA Accounts").


ADMINISTRATOR AND FUND ACCOUNTING AGENT

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 ("SEI") provides basic recordkeeping required by each of the Funds for regulatory and financial reporting purposes. SEI is paid by the Funds an annual fee based on the average net assets of Accessor Funds plus specified transactions costs per Fund for these services, and is reimbursed by the Funds for certain outofpocket expenses including postage, taxes, wires, stationery and telephone.


DISTRIBUTOR

SEI Investments Distribution Co., One Freedom Valley Road, Oaks, PA 19456 ("Distributor") serves as distributor for the Funds, pursuant to an agreement with Accessor Funds (the "Distribution Agreement"). The Distributor is an affiliate of SEI, the Administrator and Fund Accounting Agent for the Funds. Under the Distribution Agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

The Distributor is compensated under the Distribution Agreement.

The Distribution Agreement for the Fund may be terminated at any time upon 60 days written notice without payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distribution Agreement will continue in effect until two years from its effective date, and shall automatically continue for successive one year periods, provided that such continuance is specifically approved (i) by a vote of the Board of Directors or (ii) by a vote of a majority of the outstanding securities of the Fund; provided that, in any event, such continuance shall be approved by the vote of a majority of the nonInterested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL


Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606, serves as the Fund's independent registered public accounting firm and in that capacity audits the Fund's annual financial statements. Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 serves as the Fund's outside legal counsel.


MONEY MANAGER


The Money Manager is selected by Accessor Capital and has no affiliation with or relationship to the Fund or Accessor Capital other than as discretionary manager for the Fund's assets. In addition, the Money Manager and its affiliates may effect brokerage transactions for the Fund. See "Fund Transaction PoliciesBrokerage Allocations." Accessor Capital The Money Manager Agreement is approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, prior to the Agreement's effective date. The term of the Money Management Agreement is two years following its effective date. Following the initial two-year term, the Money Management Agreement is reviewed annually by the Board of Directors. A discussion of the Board's considerations in approving the Money Manager Agreement is included in the Accessor Fund's Annual Report to Shareholders for the Fiscal Year ended December 31, 2006. The table below sets forth the effective date and Board and shareholder approval dates for the current Money Management Agreements for the Fund.



                                                      Current Money
                                                      Manager Agreement     Most Recent       Shareholder Approval
                            Current Money Manager     Effective Date        Board Approval    Date
Fund                                                                        Date

Limited Duration U.S.       Pennant Management        May 26, 2004          December 20,      July 6, 2004
Government Fund                                                             2006







*Accessor Funds has obtained an exemptive order from the SEC that allows Accessor Funds to enter into an agreement or to change the Fund's Money Manager without shareholder approval, so long as, among other things, the Board of Directors approves the Money Manager change and new agreement. Where the Fund has changed Money Managers in accordance with this exemptive order, no shareholder approval was required and the original shareholder approval date for the previous agreement is shown.

The Fund's Money Manager is Pennant Management, Inc., ("Pennant Management") a Wisconsin corporation that is a registered investment advisor under the Investment Advisors Act of 1940, as amended. Pennant Management is owned by U.S. Fiduciary Services, Inc., a Illinois corporation. U.S. Fiduciary Services is owned as follows:

Shareholder                                           Shares                 %

Roger L. Weston                                      517,724           43.625%
Michael Welgat                                       143,287           12.074%
Mark A. Elste                                        143,287           12.074%
John P. Culhane                                        74,227           6.255%
Marilyn H. Marchetti                                   54,542           4.596%
Richard F. Swenson                                     52,970           4.463%
Jay B. Kaun                                            42,211           3.557%
Todd C. Johnson and Heather M. Johnson                 39,270           3.309%
Arnold E. Bruns                                        31,214           2.630%
Stephen J. Hartman and Barbara Hartman                 25,518           2.150%
Eric Kroeger and Lauren Kroeger                        14,935           1.258%
Chris Weber                                            11,511           0.970%
Richard K. Berg, Jr. and Martha M. Berg                  7,749          0.653%
Brad Rinsem                                              6,637          0.559%
Danielle Montesano and Robert Montesano                  6,200          0.522%
Greg Beard                                               4,425          0.373%
Ronda Strasser                                           3,077          0.259%
Leta Chaney                                              1,438          0.121%
Richard Spurgeon                                         1,438          0.121%
Jim Benz                                                 1,438          0.121%
Karen Bonn                                               1,438          0.121%
Jim Staruck                                                  885        0.075%
Julie Williams                                               885        0.075%
Karen Russo                                                  443        0.037%

The Officers of U.S. Fiduciary Services as of January 1, 2007, and their affiliations are:


                      U.S. Fiduciary Services, Inc.               GreatBanc Trust Co.                  Pennant Management, Inc.

Michael Welgat     Chief Executive Officer, President    Chief Executive Officer, President      Executive Vice President
Mark Elste         Executive Vice President, Chief       Executive Vice President, Chief         President, Chief Executive Officer,
                   Investment Officer, Chief             Investment Officer, Chief Operating     Chief Investment Officer
                   Operating Officer                     Officer
Brad Rinsem        Risk Management Officer, Secretary    Risk Management Officer, Secretary      Risk Management Officer, Secretary
Gregory Beard                                            Senior Vice President                   Senior Vice President
James Benz                                               Vice President
Richard Berg Jr.   Assistant Treasurer                   Senior Vice President, Assistant        Assistant Treasurer
                                                         Treasurer
Brian Bizzell
Karen Bonn                                               Senior Vice President
Arnold Bruns                                             Senior Vice President
Leta Chaney
Lorraine Creek                                           Operations Officer
John Culhane                                             Senior Vice President                   Senior Vice President
Patrick De Craene                                        Vice President
Pamela Ersly
Vaughn Gordy                                             Senior Vice President
Robin Hanson                                             Assistant Vice President
Stephen Hartman                                          Senior Vice President
Linda Jelinek      Senior Vice President, Director of    Senior Vice President, Director of      Senior Vice President, Director of
                   Human Resources                       Human Resources                         Human Resources
Jay Kaun           Treasurer                             Senior Vice President, Treasurer        Executive Vice President, Chief
                                                                                                 Operating Officer, Treasurer
Kevin Kolb                                               Vice President
Mary Krause        Director of Internal Audit            Director of Internal Audit              Director of Internal Audit
Eric Kroeger       Senior Vice President & Chief         Senior Vice President & Chief
                   Information Officer                   Information Officer
Paul Kroeger
Richard Long                                             Assistant Vice President
Marilyn Marchetti                                        Senior Vice President
John Marino                                              Vice President
Lauren McAfee      Compliance Officer, Internal          Compliance Officer, Internal            Chief Compliance Officer, Internal
                   Anti-Money Laundering Program         Anti-Money Laundering Program           Anti-Money Laundering Program
                   Coordinator, Information Security     Coordinator, Information Security       Coordinator, Information Security
                   Program Administrator, Assistant      Program Administrator, Assistant        Program Administrator, Assistant
                   Secretary                             Secretary                               Secretary
Janet McLaughlin
Jason Mikolanis    Technology Security Officer           Technology Security Officer             Technology Security Officer
Danielle Montesano                                       Senior Vice President
Jonathan Rigano                                          Vice President                          Vice President
Karen Russo
Lynn Skinner
Richard Spurgeon                                         Senior Vice President                   Senior Vice President
James Staruck                                            Vice President
Ronda Strasser                                           Vice President
Anne Umlauf                                              Vice President
Kathleen Ursa                                            Vice President
Chris Weber                                              Vice President                          Vice President
Julie Williams                                           Vice President



                                Salem Trust Company            USF Affiliate Services, Inc.                 Waretech, Inc.
                        ----------------------------------- ----------------------------------  ---------------------------------

Michael Welgat          Executive Vice President
Mark Elste              Executive Vice President, Chief     Chief Executive Officer
                        Investment Officer

Brad Rinsem             Chief Executive Officer, President, President, Secretary, Chief          Risk Management Officer,
                        Risk Management Officer, Secretary  Operating Officer, Risk Management   Secretary
                                                            Officer
Gregory Beard           Senior Vice President
James Benz
Richard Berg Jr.        Assistant Treasurer                 Assistant Treasurer                  Assistant Treasurer
Brian Bizzell           Trust Officer
Karen Bonn
Arnold Bruns                                                Senior Vice President                Vice President
Leta Chaney             Vice President, Regional
                        Manager-Tampa
Lorraine Creek
John Culhane            Senior Vice President
Patrick De Craene
Pamela Ersly            Assistant Vice President
Vaughn Gordy
Robin Hanson                                                Assistant Vice President
Stephen Hartman
Linda Jelinek           Senior Vice President, Director of  Senior Vice President, Director      Senior Vice President, Director
                        Human Resources                     of Human Resources                   of Human Resources
Jay Kaun                Senior Vice President, Treasurer    Treasurer                            Treasurer
Kevin Kolb
Mary Krause             Director of Internal Audit          Director of Internal Audit           Director of Internal Audit
Eric Kroeger            Senior Vice President & Chief       Senior Vice President & Chief        Chief Executive Officer,
                        Information Officer                 Information Officer                  President & Chief Information
                                                                                                 Officer
Paul Kroeger                                                                                     Vice President
Richard Long                                                Assistant Vice President
Marilyn Marchetti
John Marino
Lauren McAfee           Compliance Officer, Internal        Compliance Officer, Internal         Compliance Officer, Internal
                        Anti-Money Laundering Program       Anti-Money Laundering Program        Anti-Money Laundering Program
                        Coordinator, Information Security   Coordinator, Information Security    Coordinator, Information Securit
                        Program Administrator, Assistant    Program Administrator, Assistant     Program Administrator, Assistant
                        Secretary                           Secretary                            Secretary
Janet McLaughlin                                            Assistant Vice President
Jason Mikolanis         Technology Security Officer         Technology Security Officer          Technology Security Officer
Danielle Montesano
Jonathan Rigano         Vice President
Karen Russo             Vice President, Regional
                        Manager-Deerfield Beach
Lynn Skinner            Assistant Vice President
Richard Spurgeon        Senior Vice President, Chief        Senior Vice President
                        Operating Officer, Regional
                        Manager-Jacksonville
James Staruck
Ronda Strasser
Anne Umlauf
Kathleen Ursa
Chris Weber             Vice President
Julie Williams



The Directors of U.S. Fiduciary Services, and its affiliates, as of November 17, 2006 are:



                     U.S. Fiduciary Services, Inc.   GreatBanc Trust Co.      Pennant Management, Inc.
--------------      ----------------------------  --------------------------- ---------------------------

Roger Weston         Chairman of the Board                                    Vice Chairman of the Board
Todd Johnson         Vice Chairman of the Board                               Chairman of the Board
Mark A. Elste        Director                     Vice Chairman of the Board  Director
Michael Welgat       Director                     Chairman of the Board       Director
John T. Bruhn                                     Director
Robert Darr                                       Director
James F. Glenn M.D.                               Director
Eric Kroeger
Carmen McGarry                                    Director
Bradley K. Rinsem                                 Director
William Smith                                     Director


--------------      ------------------------------------------------------------------------------
                       Salem Trust Company     USF Affiliate Services, Inc.  Waretech, Inc.
--------------      ------------------------------------------------------------------------------
Roger Weston
Todd Johnson
Mark A. Elste       Vice Chairman of the Board Vice Chairman of the BoarVice Chairman of the Board
Michael Welgat      Chairman of the Board      Chairman of the Board    Chairman of the Board
John T. Bruhn       Director
Robert Darr         Director
James F. Glenn M.D. Director
Eric Kroeger                                   Director                 Director
Carmen McGarry      Director
Bradley K. Rinsem   Director                   Director                 Director
William Smith       Director





Pennant Management manages the investment portfolios of insurance companies, community banks, healthcare organizations, governmental units and other personal and employee benefit trusts and entities.



As of December 31, 2006, Pennant Management managed assets of approximately $1.2 billion.

MONEY MANAGER FEES. The fees paid to the Money Manager of the Fund are paid pursuant to a Money Manager Agreement among Accessor Funds on behalf of the Fund, Accessor Capital and the Money Manager. The fees are based on a percentage of the assets of the Fund based on the schedule below as applied to the average daily net assets of the Fund.

        0.35% on the first $25 million of assets under management; plus, 0.25% on the next $75 million of assets under management, plus, 0.20% on all assets above $100 million


The Money Manager may, from time to time, find it in the appropriate to waive all or part of its Fund Management Fee, if it deems it to be in the best interest of the Fund and its shareholders.

The Money Manager received the following fees pursuant to its Money Manager Agreement for the period ended December 31:




2004: $ 51,591
2005: $134,116
2006: $160,631
                             FUND PORTFOLIO MANAGERS





Other Accounts Managed. The Money Manager uses a team approach to the management of the Fund. This team is led by John P. Culhane, CFA, Senior Vice President and Jonathan Rigano, CFA and is under the supervision of Mark A. Elste as Chief Investment Officer of Pennant Management. The portfolio managers manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2005, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.


                               Number of       Total Assets of         Number of         Total Assets of
                               Accounts            Accounts            Accounts         Accounts Paying a
                                Managed                                Paying a          Performance Fee
                                                                      Performance
                                                                          Fee

John P. Culhane, CFA


Registered Investment
Companies                       0               0                       0                       0

Other Pooled Investment
Vehicles                        0               0                       0                       0

Other Accounts                  114             $1,057,408,583          0                       0



Jonathon Rigano

Registered Investment
Companies                       0               0                       0                       0

Other Pooled Investment
Vehicles                        0               0                       0                       0

Other Accounts                  254             $322,817,027            0                       0




Mark A. Elste

Registered Investment
Companies                       0               0                       0                       0

Other Pooled Investment         0               0                       0                       0
Vehicles

Other Accounts                  0               0                       0                       0





As of December 31, 2006, John Culhane beneficially owned 84.212 shares and the other portfolio managers beneficially owned no shares of the Fund.


Possible Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. U.S. Fiduciary Services is the parent company of both Pennant Management and GreatBanc Trust Company. Officers of Pennant Management also serve as officers of GreatBanc Trust Company. GreatBanc Trust Company receives certain fees from Accessor Capital Management for sharheolder services for assets in other Accessor Funds, not in the Limited Duration Fund. The assets used to calculate the fee may include assets managed by Pennant Management for its clients, but does not include assets of the Limited Duration Fund.


The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.


The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.


Compensation. Portfolio managers at Pennant are compensated with a fixed salary plus a discretionary bonus based on the percentage of management fees received on the assets managed by the portfolio manager (not including the Fund). Compensation is not based on any performance related criteria. The yearend bonus is a function of the overall performance of the portfolio manager and the net revenue to the firm and is paid on a discretionary basis. Mr. Elste is compensated with a fixed salary plus a discretionary bonus based on the profits of the holding company, U.S. Fiduciary Services, Inc.

FUND EXPENSES

The Fund pays all of its expenses other than those expressly assumed by Accessor Capital. The Fund's expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Fund's assets; (e) expenses of obtaining Fund activity reports and analyses for the Fund; (f) expenses of maintaining the Fund's tax records; (g) salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners; (h) taxes levied against the Fund; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Fund, the preparation and mailings of prospectuses and reports of the Fund to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities; (l) legal fees, including the legal fees related to the registration and continued qualification of the Fund' shares for sale; (m) costs of printing stock certificates representing shares of the Fund; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by Section 17(g) of the 1940 Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; and (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto; The Fund is also responsible for paying a management fee to Accessor Capital. Additionally, the Fund pays a Management Fee to the Money Manager, as described above. Certain expenses attributable to the Fund are charged to the Fund, and other expenses are allocated among all of the Accessor Funds affected based upon their relative net assets.

The Fund has not adopted a Distribution and Service Plan or Administrative Services Plan for the Shares of the Limited Duration Fund. Shares of the Fund shall be offered at NAV with no distribution, administrative or shareholder service fees paid by the Fund. Shares are offered directly from the Fund and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Fund, pays no compensation to Service Organizations and receives none of the fees or transaction charges. The Fund has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 of the 1940 Act, approved on July 6, 2004 by the shareholders. Under the Defensive Distribution Plan, if the payment of management fees or administration fees by the Fund to Accessor Capital is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that Accessor Capital may use its past profits or its other resources, including management fees paid to Accessor Capital by the Fund, to pay for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services or pay significant amounts to intermediaries. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Shares of the Fund and for which Accessor Capital will compensate the Service Organizations from its revenue.

ADDITIONAL PAYMENTS TO INTERMEDIARIES


Although, neither the Limited Duration U.S. Government Fund nor its Money Manager has participated (nor intends to do so in the future) in such payments, Accessor Capital, or its affiliates may make additional payments, out of their own assets to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager in connection with the sale or distribution of the other Accessor Funds. The intermediaries to which payments may be made are determined by Accessor Capital. Additional payments to intermediaries, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. Accessor Capital and its affiliates have made no such payments during fiscal years 2004, 2005 or 2006 with respect to the Limited Duration U.S. Government Fund and do not anticipate such payments will be made during fiscal year 2006.


VALUATION


The NAV per share of the Fund is calculated at the close of regular trading on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Accessor Capital are open for business. Nonbusiness days for 2007 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The public offering price of the Fund Shares is their net asset value.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Prices are generally obtained using market quotations as provided by a pricing service. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price on the primary exchange on which the security is traded. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Fixed-Income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, Fixed-Income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealersupplied valuations and electronic data processing techniques. short-term debt securities maturing in 60 days or less are valued using amortized cost, which approximates market value.


An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. A discussion regarding the circumstances under which the Fund will use fair value pricing and the effects of using fair value pricing is included in the Fund's prospectus. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.


FUND TRANSACTION POLICIES

Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to its Money Manager.

If the Fund changes Money Manager, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

FUND TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

The Fund has no restrictions on portfolio turnover. The Fund will purchase or sell securities to accommodate purchases and sales of the Fund's shares. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from the Fund at ordinary income tax rates. See "Tax Information."

PORTFOLIO TURNOVER. While it is not the policy of the Fund to purchase securities with a view to short-term profits, the Fund will dispose of securities without regard to the time they have been held if such action seems advisable. The portfolio turnover rate of the Fund may exceed 100%.

BROKERAGE ALLOCATIONS. The following is a description of the policy of the Fund with respect to brokerage allocation and brokerage commissions. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on nonUnited States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the overthecounter markets, including most debt securities and money market instruments, but the price includes a

"commission" in the form of a markup or markdown. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreement provide, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Fund. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).


In addition, the Management Agreement and the Money Manager Agreement authorize Accessor Capital and the Money Manager, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Fund. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital or the Money Manager may select a broker or dealer (including affiliates of the Distributor) that has provided research products or services of economic benefit to Accessor Funds. In certain instances, Accessor Capital or the Money Manager may receive from brokers or dealers products or services that are used both as investment research and for administrative, marketing, or other nonresearch purposes. In such instances, Accessor Capital or the Money Managers will make a good faith effort to determine the relative proportions of such products or services that may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital or the Money Manager through brokerage commissions generated by transactions of the Fund, while the portions of the costs attributable to nonresearch usage of such products or services is paid by Accessor Capital or the Money Manager in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital or the Money Manager allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital or the Money Manager and those that primarily benefit Accessor Funds.


As a general matter, the Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.

In addition, if requested by Accessor Funds, Accessor Capital, when exercising investment discretion, and the Money Manager may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital so long as the Money Manager or Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by the Fund, direct all or a portion of the Fund's transactions to brokers who pay a portion of the Fund's expenses.


Accessor Capital does not expect the Fund ordinarily to effect a significant portion of the Fund's total brokerage business with brokers affiliated with the Distributor, Accessor Capital or their Money Manager. However, the Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e1 of the 1940 Act. For the calendar years ended December
31, 2004, and 2005 the Fund effected no transactions with affiliated brokers.

BROKERAGE COMMISSIONS. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund. Certain services received by Accessor Capital or Money Manager attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or the Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Manager are not reduced by reason of their receipt of such brokerage and research services.

The Fund generally does not pay brokerage commissions.

                                TAX INFORMATION

TAXATION OF THE FUND  GENERAL


The Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). That treatment generally relieves the Fund, but not its shareholders, from paying federal income tax on amounts distributed to shareholders.


To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For the Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ; and (ii) net income derived from an interest in a "qualified publicly traded partnership" as defined in the Code ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, in two or more issuers that the Fund controls and that are engaged in similar trades or businesses, or in the securities of one or more "qualified publicly traded partnerships".


If the Fund fails to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits. Under these circumstances, corporate shareholders may be eligible for the "dividends received deduction" in respect of those dividends, and noncorporate shareholders may be subject to federal income taxation at reduced rates to the extent those dividends constitute "qualified dividend income". In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.


The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year the sum of at least 98% of its ordinary income for that year and at least 98% of its capital gain net income for the oneyear period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. The Fund intends to make sufficient distributions to avoid the Excise Tax.


TAXATION OF THE SHAREHOLDERS

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of ordinary dividends to the Fund's noncorporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by a Fund as, "qualified dividend income." If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income", the Fund may designate, and a Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations" which are corporations that are either incorporated in a U.S. possission or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" are not "qualified foreign corporations." Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

If Fund shares are sold or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain included in income with respect to the shares (whether distributed or not). Any loss realized by a shareholder on a sale (redemption) or exchange of shares of a Fund will be disallowed to the extent the shareholder purchases other shares of the Fund within 30 days before or after the disposition.

A portion of the dividends from the Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividendsreceived deduction allowed to corporations. The eligible portion may not exceed the aggregate ordinary income dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividendsreceived deduction may be subject to the federal alternative minimum tax and certain basis adjustments. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividendsreceived deduction.

Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the net asset value of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. Therefore, prior to purchasing shares of the Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.


FOREIGN SECURITIES AND TRANSACTIONS

The Fund may invest in Eurodollar CDs issued by U.S. branches of foreign banks that are FDIC insured.


The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) at least 50% of the average fair market value of its assets consists of assets that produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if the Fund did not receive those earnings and gain from the QEF. As a result, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In most instances it will be very difficult, if not impossible, to make a QEF election because of certain requirements thereof, and the Funds do not expect to make such an election.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. This election may cause the applicable Fund to recognize income prior to the receipt of cash payments with respect to that stock. In order to distribute this income and avoid a tax on the applicable Fund, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable yearend, but only to the extent of any net marktomarket gains with respect to that stock included in income by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreigncurrencydenominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

STATE AND LOCAL TAXES

Depending on the extent of a Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of a Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes. Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in a Fund.

Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in the Fund.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund is currently making a continuous offering of its shares. The Fund receives the entire net asset value of shares sold. The Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. Shares of the Fund may be purchased directly from the Fund with no sales charge or commission.

Intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Fund. Shares of the Fund will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the NYSE. If the dealer receives the order after the close of trading the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price based on the net asset value next determined after receipt. All purchases must be made in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Orders are accepted on each business day. Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Funds are offered and orders accepted, or the orders will not be accepted and invested in the Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Fund. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and the Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary provided the financial intermediary provides the information to the Transfer Agent within the time limits established. The order will be priced at the NAV next computed after the order is received.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Shares may be redeemed on any business day at the NAV next determined after the receipt by the Distributor or the transfer agent of a redemption request in good order. Payment will ordinarily be made within seven days and will be wiretransferred by automatic clearinghouse funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record.

The Fund may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will the Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and restrictions or which Accessor Capital or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for the Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to the Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for the Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

TELEPHONE TRANSACTIONS. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of the Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of the Distributor or Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

For accounts held of record by a broker-dealer, trustee, custodian or an attorneyinfact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund, the Distributor nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.


MARKET TIMING POLICY. The Fund is intended for long term investment purposes. The Fund will take steps to deter frequent purchases and redemptions in Fund shares ("market timing activities"). "Market Timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the Fund's NAV does not fully reflect the value of the fund's holdings for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Such short-term trading activity has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds. The Fund will take reasonable steps to discourage short-term trading and the Board of Directors has adopted the following policies and procedures with respect to preventing market timing of the Funds by shareholders.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Accessor Capital will be issued a written notice of their status and the Fund's policies. In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to certain retirement accounts and the Fund's Systematic Withdrawal Plan described in the Fund's Prospectus.

The Fund has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Fund's market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

The Fund applies these policies and procedures to all shareholders. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. The Fund cannot ensure that it will be able to identify all cases of market trading and excessive trading, although it believes it has adequate procedures in place to attempt to do so.

During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


EXCHANGES. You can exchange your Fund shares into any other share class of another Accessor Fund. You can request your exchange by contacting your financial representative or by contacting the Fund. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. You may be charged a sales load when exchanging into a fund that has one.

Shares of other classes of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: (a) exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load; (b) shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted; (c) shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load; (d) shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through re-investment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load; and (e) shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchase. To accomplish an exchange under item (d) above, you must notify the transfer agent of your prior ownership of Fund shares and your account number.

FINANCIAL STATEMENTS

Accessor Funds' audited financial statements for the fiscal year ended December 31, 2006 and unaudited financial statements for the period ended June 30, 2006, are contained in the Annual and Semi-Annual Reports to Shareholders, respectively, which are incorporated herein by this reference and, unless previously provided, will be delivered together herewith.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Accessor Funds which delegates responsibility for voting proxies to Accessor Capital, subject to the Board's continuing oversight. Accessor Capital in turn has, where applicable, delegated responsibility for voting proxies to the individual Money Managers. Accessor Capital and the Money Managers each have their own proxy voting policies and procedures that the Board has reviewed. Accessor Capital's and the Money Managers' policies and procedures assure that all proxy voting decision are made in the best interest of the Accessor Funds and that Accessor Capital or the Money Managers will act in a prudent and diligent manner for the benefit of the Accessor Funds. Accessor Capital's and the Money Managers' policies and procedures include specific provisions to determine when a conflict exists between the interests of the Fund and the interests of Accessor Capital or the Money Manager, as the case may be. Copies of the proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix
B. Information on how the Fund voted proxies relating to portfolio securities during the 12month period ended June 30, 2006 is available without charge upon request by contacting Accessor Funds or via the Securities and Exchange Commission website at http://www.sec.gov.

                                   APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "giltedge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as highgrade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as uppermedium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as mediumgrade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating

A1
category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

AAA

An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA

An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higherrated categories.

BBB

An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B

An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC

An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated 'CC' is CURRENTLY HIGHLYVULNERABLE.

A2

PLUS (+) OR MINUS ():

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D

An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect indepth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '' designations. Outlooks are not being provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings.

NOTE RATINGS

MOODY'S

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG1 Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2 Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

A3

o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP1 This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP2 This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

A1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A2 This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A1.

A3 This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


















A4

                                   APPENDIX B

                       PROXY VOTING POLICY AND PROCEDURES

                 GREATBANC TRUST COMPANY/PENNANT MANAGEMENT INC.
                      PROXY VOTING PROCEDURES AND POLICIES

                             As of December 31, 2005

I.       GENERAL STATEMENT

         Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Company has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

II.               INVESTMENT COMMITTEE

1. The Investment Committee, which is the committee consisting of all the Portfolio Managers, is designated as the Company's policymaking body with respect to proxy voting. In this capacity, the Investment Committee will be aided by the Heads of the Administration Group, the Operations Group and the General Counsel, with whom the Investment Committee may consult as and when needed.

2. The Investment Committee may delegate decisions with respect to specific proxy issues to one of the Portfolio Managers who is most familiar with the issuer and its business.

3. The Investment Committee may designate staff to receive proxies, reconcile them with security ownership positions as of the specified record dates and to separate proxies with respect to issues designated by the Investment Committee for further review.

4.   The  Investment   Committee  will  designate  the  staff   responsible  for
     monitoring corporate actions, making voting decisions in accordance with this policy, and for ensuring that proxies are submitted timely.

5. The Investment Committee shall determine, on a casebycase basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

6. Notwithstanding the foregoing, the Company may retain a service provider to administer this policy. Copies of the proxy materials received and a record reflecting how such proxies were voted may be maintained by such service provider if such service provider has given an undertaking to maintain such records and to provide copies to the Company promptly upon request.


III.              PROXY VOTING PROCEDURES

(A) All proxies received by the Company will be sent to the Investment Committee. The Investment Committee will:

(1) Keep a record of each proxy received;

(2) Determine which accounts managed by the Company hold the security to which the proxy relates;

(3) Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Company must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(4) Identify Routine Items, NonRoutine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Company applies to the NonRoutine Items and Conflict of Interest Items.

     (a)  Conflicts of Interest

          1. If the Company has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a client's account, the Company shall disclose to the client in writing the substance of the Company's interest in the issue and shall seek from the client written direction on how such issue is to be voted.

          2. If the Company does not receive written direction from a client on how to vote on an issue on which the Company has a direct or indirect interest, the Company may resolve the conflict by voting client securities based upon the recommendations of the issuer's management.

          3. This existence of an issue on which the Company has a direct or indirect issue shall not prevent the Company from voting on other issues on the same proxy on which the Company does not have a conflict of interest.

(5) Vote a Routine Item (with no corporate governance implications) according to the Company's specific policy and, if applicable, vote the NonRoutine Item or Conflict of Interest Item according to the Company's specific policy. The Investment Committee should vote these proxies by completing them and submitting them in a timely and appropriate manner.

(6) If no specific policy applies to a NonRoutine Item or Conflict of Interest Item, follow the general policy for voting of NonRoutine Items and Conflict of Interest Items.

(7) The Company may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Investment Committee shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

IV.                        PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, the Company will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Company believes that voting proxies in accordance with the following policies is in the best interests of its clients.

     (A)  Specific Voting Policies

          (1)  Routine Items:

               o    The  Company  will   generally  vote  FOR  the  election  of
                    directors   (where  no  corporate   governance   issues  are
                    implicated).

               o The Company will generally vote FOR the selection of independent auditors.
               o The Company will generally vote FOR increases in or reclassification of common stock.
               o The Company will generally vote FOR management recommendations adding or amending indemnification provisions in charter or bylaws.

               o The Company will generally vote FOR changes in the board of directors. o The Company will generally vote FOR outside director compensation.

          (2)  NonRoutine and Conflict of Interest Items:

               o The Company will generally vote FOR management proposals for merger or reorganization if the transaction appears to offer fair value.

               o The Company will generally vote FOR measures intended to increase long-term stock ownership by executives.

               o    The  Company  will   generally   vote  AGAINST   shareholder
                    resolutions that consider nonfinancial impacts of mergers.

               o    The  Company  will  generally  vote  AGAINST   antigreenmail
                    provisions.

               o The Company will generally vote AGAINST proposals to lower barriers to shareholder action. o The Company will generally vote AGAINST proposals to impose supermajority requirements.

     (B)  General Voting Policy

     If the proxy includes a Routine Item that implicates corporate governance changes, a NonRoutine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Investment Committee will engage the appropriate parties to determine how the proxies should be voted.

V.       DISCLOSURE

     (A) The Company will disclose in its Form ADV Part II that clients may contact the Compliance Officer in order to obtain information on how the Company voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Investment Committee will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Company voted that client's proxy.

     (B) A concise summary of these Proxy Voting Procedures and Policies will be included in the Company's Form ADV Part II, and will be updated whenever these procedures and policies are updated. The Investment Committee will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.      RECORDKEEPING

         The Compliance Officer will maintain files relating to the Company's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Company. Records of the following will be included in the files:

     (A) Copies of the proxy voting procedures and policies, and any amendments thereto.

     (B) A copy of each proxy statement that the Company receives, provided however that the Company may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     (C)  A record of each vote that Company casts.

     (D) A copy of any document Company created that was material to making a decision how to vote proxies, or that memorializes that decision.

     (E) A copy of each written client request for information on how the Company voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Company voted its proxies.